SCUDDER
                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                             Two International Place
                        Boston, Massachusetts 02110-4103
                                 (A Mutual Fund)


Scudder  Variable Life  Investment  Fund (the "Fund") is an open-end  management
investment  company  which  offers  shares  of  beneficial   interest  of  seven
diversified Portfolios:

o Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a constant net asset value of $1.00 per share.

o    Bond Portfolio seeks high income from a high quality portfolio of bonds.

o Balanced Portfolio seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.

o Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

o Capital Growth Portfolio seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

o Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

o International Portfolio seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.


This prospectus sets forth concisely the information about the Fund that a prospective investor should know before applying for certain variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") offered in the separate accounts of certain insurance companies ("Participating Insurance Companies"). Please read it carefully and retain it for future reference. The prospectus should be read in conjunction with the VA contract or VLI policy prospectus which accompanies it. Shares of the Money Market
Portfolio, and Class A shares of all other Portfolios, are offered herein. If you require more detailed information, a Statement of Additional Information dated May 1, 1997, as supplemented from time to time, is available upon request without charge and may be obtained by calling a Participating Insurance Company or by writing to broker/dealers offering the above mentioned VA contracts and VLI policies, or Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103. The Statement of Additional Information, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VA CONTRACTS AND VLI POLICIES.

                                   PROSPECTUS
                                   May 1, 1997


                      CLASS A SHARES OF BENEFICIAL INTEREST

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                                TABLE OF CONTENTS
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                                                                            Page

INVESTMENT CONCEPT OF THE FUND                                                 1
FINANCIAL HIGHLIGHTS                                                           2
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS                           9
     Money Market Portfolio                                                    9
     Bond Portfolio                                                            9
     Balanced Portfolio                                                       10
     Growth and Income Portfolio                                              11
     Capital Growth Portfolio                                                 12
     Global Discovery Portfolio                                               13
     International Portfolio                                                  14
POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS                          15
     Repurchase Agreements                                                    15
     Debt Securities                                                          15
     Illiquid or Restricted Investments                                       15
     Convertible Securities                                                   16
     Mortgage and Other Asset-Backed Securities                               16
     Foreign Securities                                                       16
     When-Issued Securities                                                   17
     Indexed Securities                                                       17
     Loans of Portfolio Securities                                            17
     Zero Coupon Securities                                                   18
     Real Estate Investment Trusts                                            18
     Derivatives                                                              18
     Options                                                                  18
     Options on Securities Indexes                                            18
     Futures Contracts                                                        18
     Forward Foreign Currency Exchange Contracts, Foreign Currency Futures
       Contracts and Foreign Currency Options                                 19
     Strategic Transactions and Derivatives Applicable to Global Discovery
       Portfolio                                                              19
     Special Situation Securities                                             20
INVESTMENT RESTRICTIONS                                                       21
INVESTMENT ADVISER                                                            22
     Portfolio Management                                                     23
     Money Market Portfolio                                                   23
     Bond Portfolio                                                           24
     Balanced Portfolio                                                       24
     Growth and Income Portfolio                                              24
     Capital Growth Portfolio                                                 24
     Global Discovery Portfolio                                               24
     International Portfolio                                                  24
DISTRIBUTOR                                                                   25
PURCHASES AND REDEMPTIONS                                                     25
NET ASSET VALUE                                                               26
PERFORMANCE INFORMATION                                                       26
     Money Market Portfolio                                                   26
     Bond Portfolio                                                           26
     All Portfolios                                                           26
VALUATION OF PORTFOLIO SECURITIES                                             27
     Money Market Portfolio                                                   27
     Other Portfolios                                                         27
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS                                       27
SHAREHOLDER COMMUNICATIONS                                                    28
ADDITIONAL INFORMATION                                                        28
     Fund Organization and Shareholder Indemnification                        28
     Other Information                                                        29
TRUSTEES AND OFFICERS                                                         30

APPENDIX                                                                      31

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                         INVESTMENT CONCEPT OF THE FUND
 ------------------------------------------------------------------------------

Scudder Variable Life Investment Fund (the "Fund") is an open-end, registered management investment company comprised of the following diversified series: the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, and International Portfolio (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). Additional Portfolios may be created from time to time. The Fund is intended to be the funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of certain Participating Insurance Companies. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

Individual VA contract holders and VLI policyholders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors (the "Shareholders"), although such companies may pass through voting rights to their VA contract and VLI policyholders.

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                              FINANCIAL HIGHLIGHTS
 ------------------------------------------------------------------------------


Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1996 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned VA contracts and VLI policies, or Scudder Investor Services, Inc.

                                                                   Years Ended December 31,
                               ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
    operations:
  Net investment
    income .................     .050      .055      .037      .025      .033      .057      .076      .088      .068      .060
Less distributions from
  net investment income ....    (.050)    (.055)    (.037)    (.025)    (.033)    (.057)    (.076)    (.088)    (.068)    (.060)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
end of period ..............   $ 1.00    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return (%) ...........     5.09      5.65      3.72      2.54      3.33      5.81      7.83      8.84      7.08      5.95
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ......       98        80        90        49        34        28        32        15        11         8
Ratio of operating
  expenses, net to
  average daily net
  assets (%) ...............      .46       .50       .56       .66       .64       .67       .69       .72       .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daliy net
  assets (%) ...............      .46       .50       .56       .66       .64       .67       .69       .81      1.04      1.12
Ratio of net
  investment income
  to average daily
  net assets (%) ...........     4.98      5.51      3.80      2.55      3.26      5.67      7.57      8.53      6.99      6.06

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                              FINANCIAL HIGHLIGHTS
 ------------------------------------------------------------------------------


Bond Portfolio

The following table includes selected data for a Class A share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1996 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned VA contracts and VLI policies, or Scudder Investor Services, Inc.

                                                                   Years Ended December 31, (a)
                               ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of  period .....   $ 7.16    $ 6.48    $ 7.42    $ 7.19    $ 7.37    $ 6.73    $ 6.72    $ 6.39    $ 6.47    $ 6.67
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from
  investment operations:
    Net investment
      income ...............      .41       .44       .43       .48       .49       .52       .53       .54       .54       .49
    Net realized and
      unrealized gain
      (loss) on
      investment
    transactions ...........     (.22)      .69      (.77)      .38      (.02)      .61      (.02)      .18      (.19)     (.40)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
operations .................      .19      1.13      (.34)      .86       .47      1.13       .51       .72       .35       .09
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions from:
  Net investment
    income .................     (.62)     (.45)     (.43)     (.48)     (.46)     (.47)     (.50)     (.39)     (.43)     (.29)
  Net realized gains
    on investment
    transactions ...........     --        --        (.17)     (.15)     (.19)     (.02)     --        --        --        --
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions ........     (.62)     (.45)     (.60)     (.63)     (.65)     (.49)     (.50)     (.39)     (.43)     (.29)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
end of period ..............   $ 6.73    $ 7.16    $ 6.48    $ 7.42    $ 7.19    $ 7.37    $ 6.73    $ 6.72    $ 6.39    $ 6.47
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return (%) ...........     2.82     18.17     (4.79)    12.38      7.01     17.61      8.06     11.65      5.46      1.22
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ......       66        73       142       129       113        74        42        22         3         3
Ratio of operating
  expenses, net to
  average net
  assets (%) ...............      .61       .56       .58       .61       .63       .69       .73       .75       .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daliy net
  assets (%) ...............      .61       .56       .58       .61       .63       .69       .73       .84      1.40      2.01
Ratio of net investment
  income to average
  net assets (%) ...........      6.2      6.29      6.43      6.59      6.89      7.51      8.05      8.04      7.86      7.53
Portfolio turnover
  rate (%) .................    85.11    177.21     96.55    125.15     87.00    115.86     71.02    103.41    245.23    186.05

(a) Based on monthly average shares outstanding during the period.

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                              FINANCIAL HIGHLIGHTS
 ------------------------------------------------------------------------------


Balanced Portfolio

The following table includes selected data for a Class A share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1996 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned VA contracts and VLI policies, or Scudder Investor Services, Inc.

                                                                   Years Ended December 31, (a)
                               ---------------------------------------------------------------------------------------------------
                                  1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $10.95    $ 8.97    $10.23    $10.02     $ 9.85    $ 8.10    $ 8.75    $ 7.62    $ 6.88    $ 7.35
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Income from
  investment operations:
  Net investment income ......      .31       .30       .29       .30        .29       .35       .42       .40       .33       .34
  Net realized and unrealized
    gain (loss) on investment
    transactions .............      .95      2.04      (.48)      .42        .36      1.77      (.59)     1.06       .64      (.45)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Total from investment
  operations .................     1.26      2.34      (.19)      .72        .65      2.12      (.17)     1.46       .97      (.11)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Less distributions from:
  Net investment income ......     (.30)     (.30)     (.30)     (.28)      (.29)     (.37)     (.43)     (.33)     (.23)     (.23)
  Net realized gains on
    investment transactions ..     (.30)     (.06)     (.77)     (.23)      (.19)     --        (.05)     --        --        (.13)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Total distributions ..........     (.60)     (.36)    (1.07)     (.51)      (.48)     (.37)     (.48)     (.33)     (.23)     (.36)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Net asset value,
  end of period ..............   $11.61    $10.95    $ 8.97    $10.23     $10.02    $ 9.85    $ 8.10    $ 8.75    $ 7.62    $ 6.88
                                 ======    ======    ======    ======     ======    ======    ======    ======    ======    ======
Total Return (%) .............    11.89     26.67     (2.05)     7.45       6.96     26.93     (1.91)    19.50     14.21     (1.68)
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ........       88        68        46        45         37        25        16        18        11        12
Ratio of operating expenses,
  net to average net
  assets (%) .................      .60       .65       .75       .75        .75       .75       .75       .75       .75       .75
Ratio of operating expense
  before expense reductions,
  to average daily net assets       .60       .65       .75       .75        .75       .81       .75       .89      1.14      1.20
Ratio of net investment income
  to average net assets (%) ..     2.82      3.01      3.19      3.01       3.01      4.00      5.15      4.74      4.48      4.42
Portfolio turnover rate (%) ..    67.56     87.98    101.64    133.95*     51.66     62.03     49.03     77.98    109.95    111.00
Average commission
  rate paid (b) ..............   $.0535    $ --      $ --      $ --       $ --      $ --      $ --      $ --      $ --      $ --

(a)  Based on monthly average shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
     September 1, 1995.
*    On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk. The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the seven periods ended December 31, 1993 should not be considered representative of the present Portfolio.

 ------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
 ------------------------------------------------------------------------------


Growth and Income Portfolio

The following table includes selected data for a Class A share outstanding throughout the period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1996 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned VA contracts and VLI policies, or Scudder Investor Services, Inc.

                                                                                                                  For the Period
                                                                                                                    May 2, 1994
                                                                                                                   (commencement
                                                                                    Years Ended December 31,       of operations)
                                                                                    -------------------------      to December 31,
                                                                                      1996             1995             1994
                                                                                    -------------------------     ----------------
Net asset value, beginning of period ............................................   $   7.98         $   6.26         $   6.00(b)
                                                                                    --------         --------         --------
Income from investment operations:
  Net investment income .........................................................        .27              .23              .13
  Net realized and unrealized gain on investment transactions ...................       1.46             1.72              .17(d)
                                                                                    --------         --------         --------
Total from investment operations ................................................       1.73             1.95              .30
                                                                                    --------         --------         --------
Less distributions from:
  Net investment income .........................................................       (.23)            (.19)            (.04)
  Net realized gains on investment transactions .................................       (.11)            (.04)            --
                                                                                                     --------         --------
Total distributions .............................................................       (.34)            (.23)            (.04)
                                                                                    --------         --------         --------
Net asset value, end of period ..................................................   $   9.37         $   7.98         $   6.26
                                                                                    ========         ========         ========
Total Return (%) ................................................................      22.17            31.74             4.91**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................................         91               52               20
Ratio of operating expenses, net to average net assets (%) ......................        .66              .75              .75*
Ratio of operating expenses, before reductions, to average daily net assets (%) .        .66              .75             1.62*
Ratio of net investment income to average net assets (%) ........................       3.14             3.18             3.63*
Portfolio turnover rate (%) .....................................................      32.18            24.33            28.41*
Average commission rate paid (c) ................................................   $  .0502         $   --           $   --

(a)  Based on monthly average shares outstanding during the period.
(b)  Original capital
(c)  Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
     September 1, 1995.
(d)  The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of Portfolio shares in relation to fluctuating market values during the period.
*    Annualized
**   Not annualized

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                              FINANCIAL HIGHLIGHTS
 ------------------------------------------------------------------------------


Capital Growth Portfolio

The following table includes selected data for a Class A share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1996 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned VA contracts and VLI policies, or Scudder Investor Services, Inc.

                                                                    Years Ended December 31, (a)
                                ---------------------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                ---------------------------------------------------------------------------------------------------

Net asset value,
  beginning of period .........   $15.08    $12.23    $14.95    $12.71    $12.28    $ 8.99    $10.21    $ 8.53    $ 7.06    $ 7.67
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from
  investment operations:
  Net investment income .......      .19       .14       .06       .06       .11       .16       .25       .35       .16       .15
  Net realized and unrealized
    gain (loss) on investment
    transactions ..............     2.68      3.25     (1.42)     2.52       .66      3.35     (1.00)     1.58      1.40      (.28)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
  operations ..................     2.87      3.39     (1.36)     2.58       .77      3.51      (.75)     1.93      1.56      (.13)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions from:
  Net investment income .......     (.19)     (.11)     (.05)     (.07)     (.11)     (.22)     (.24)     (.25)     (.09)     (.09)
  Net realized gains on
    investment transactions ...    (1.26)     (.43)    (1.31)     (.27)     (.23)     --        (.23)     --        --        (.39)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions ...........    (1.45)     (.54)    (1.36)     (.34)     (.34)     (.22)     (.47)     (.25)     (.09)     (.48)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
  end of period ...............   $16.50    $15.08    $12.23    $14.95    $12.71    $12.28    $ 8.99    $10.21    $ 8.53    $ 7.06
                                  ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return (%) ..............    20.13     28.65     (9.67)    20.88      6.42     39.56     (7.45)    22.75     22.07     (1.88)
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) .........      440       338       257       257       167       108        45        45        17        10
Ratio of operating expenses,
  net to average net
  assets (%) ..................      .53       .57       .58       .60       .63       .71       .72       .75       .75       .75
Ratio of operating expenses
  before expense reductions, to
  average daily net assets (%)       .53       .57       .58       .60       .63       .71       .72       .85      1.11      1.24
Ratio of net investment income
  to average net assets (%) ...     1.27      1.06       .47       .46       .95      1.49      2.71      3.51      2.17      1.68
Portfolio turnover rate (%) ...    65.56    119.41     66.44     95.31     56.29     58.88     61.39     63.96    129.75    113.34
Average commission
  rate paid (b) ...............   $.0585    $ --      $ --      $ --      $ --      $ --      $ --      $ --      $ --      $ --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
    September 1, 1995.

 ------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
 ------------------------------------------------------------------------------


Global Discovery Portfolio

The following table includes selected data for a Class A share outstanding throughout the period (a) and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1996 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned VA contracts and VLI policies, or Scudder Investor Services, Inc.

                                                                 For the Period
                                                                  May 1, 1996
                                                                 (commencement
                                                                 of operations)
                                                                 to December 31,
                                                                      1996
                                                                 ---------------
Net asset value, beginning of period ............................   $   6.00(c)
                                                                    --------
Income from investment operations:
  Net investment loss ...........................................       (.01)
  Net realized and unrealized gain on investment transactions ...        .34
                                                                    --------
Total from investment operations ................................        .33
                                                                    --------
Net asset value, end of period ..................................   $   6.33
                                                                    ========
Total Return (%) ................................................       5.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................         17
Ratio of operating expenses, net to average net assets (%) ......       1.50*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ..................................       2.32*
Ratio of net investment loss to average net assets (%) ..........       (.13)*
Portfolio turnover rate (%) .....................................      50.31*
Average commission rate paid (b) ................................   $  .0029

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks.
(c) Original capital
* Annualized
**Not annualized

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                              FINANCIAL HIGHLIGHTS
 ------------------------------------------------------------------------------


International Portfolio

The following table includes selected data for a Class A share outstanding throughout each period and other performance information derived from the audited financial statements. If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1996 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned VA contracts and VLI policies, or Scudder Investor Services, Inc.

                                                                                                                     For the Period
                                                                                                                      May 1, 1987
                                                                                                                     (commencement
                                                           Years Ended December 31,                                of operations) to
                           ----------------------------------------------------------------------------------------    December 31,
                           1996(a)   1995(a)   1994(a)   1993(a)   1992(a)   1991(a)   1990(a)   1989(a)      1988        1987
                           ----------------------------------------------------------------------------------------    ----------
Net asset value,
  beginning of
  period ...............   $11.82    $10.69    $10.85    $ 8.12    $ 8.47    $ 7.78    $ 8.46    $ 6.14      $ 5.26      $ 6.00(c)
                           ------    ------    ------    ------    ------    ------    ------    ------      ------      ------
Income from investment
  operations:
  Net investment
    income .............      .12       .11       .06       .09       .10       .12       .25       .10         .09        --
  Net realized and
    unrealized gain
    (loss) on investment
    transactions .......     1.60      1.07      (.15)     2.90      (.36)      .77      (.89)     2.22(d)      .79        (.64)
                           ------    ------    ------    ------    ------    ------    ------    ------      ------      ------
Total from investment
  operations ...........     1.72      1.18      (.09)     2.99      (.26)      .89      (.64)     2.32         .88        (.64)
                           ------    ------    ------    ------    ------    ------    ------    ------      ------      ------
Less distributions:
  From net investment
    income .............     (.29)     (.01)     (.07)     (.14)     (.09)     (.20)     (.04)     --          --          --
  In excess of net
    investment income ..     --        --        --        (.12)     --        --        --        --          --          --
  From net realized
    gains on investment
    transactions .......     --        (.04)     --        --        --        --        --        --          --          (.10)
                           ------    ------    ------    ------    ------    ------    ------    ------      ------      ------
  Total distributions ..     (.29)     (.05)     (.07)     (.26)     (.09)     (.20)     (.04)     --          --          (.10)
                           ------    ------    ------    ------    ------    ------    ------    ------      ------      ------
Net asset value, end
  of period ............   $13.25    $11.82    $10.69    $10.85    $ 8.12    $ 8.47    $ 7.78    $ 8.46      $ 6.14      $ 5.26
                           ======    ======    ======    ======    ======    ======    ======    ======      ======      ======
Total Return (%) .......    14.78     11.11      (.85)    37.82     (3.08)    11.45     (7.65)    37.79       16.73      (10.64)**
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ..      726       548       472       238        65        41        35        17           3           2
Ratio of operating
  expenses, net to
  average net assets
  (%) ..................     1.05      1.08      1.08      1.20      1.31      1.39      1.38      1.50        1.50        1.50*
Ratio of operating
  expenses before
  expense reductions,
  to average daily net
  assets (%) ...........     1.05      1.08      1.08      1.20      1.31      1.39      1.38      1.80        4.15        4.06*
Ratio of net investment
  income to average
  net assets (%) .......      .95       .95       .57       .91      1.23      1.43      2.89      1.30        1.59         .02*
Portfolio turnover
  rate (%) .............    32.63     45.76     33.52     20.36     34.42     45.01     26.67     57.69      110.42      146.08*
Average commission
  rate paid (b) ........   $.0002    $ --      $ --      $ --      $ --      $ --      $ --      $ --        $ --        $ --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after September 1, 1995.
(c) Original capital
(d) Includes provision for federal income tax of $.03 per share.
* Annualized
**Not annualized

 ------------------------------------------------------------------------------
                            INVESTMENT OBJECTIVES AND
                           POLICIES OF THE PORTFOLIOS
 ------------------------------------------------------------------------------

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the Shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Portfolio uses the amortized cost method of securities valuation.

The Money Market Portfolio purchases money market securities such as U.S. Treasury, agency and instrumentality obligations, finance company and corporate commercial paper, bankers' acceptances and certificates of deposit of domestic and foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), including foreign branches of domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and corporate obligations. The Money Market Portfolio may also enter into repurchase agreements. The Money Market Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.


Investments are limited to those that are dollar-denominated and at the time of purchase are rated, or judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest quality rating categories) by any two nationally-recognized rating services such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). In addition, the Adviser seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. The portfolio is subject to certain additional quality and diversification restrictions which are set forth in the Fund's Statement of Additional Information.


The remaining maturity of each investment in the Money Market Portfolio is 397 calendar days or less. The dollar-weighted average maturity of the Portfolio's investments varies with money market conditions, but is always 90 days or less. As a money market fund with a short-term maturity, the Portfolio's income fluctuates with changes in interest rates, but its price to the public or "offering price," is expected to remain fixed at $1.00 per share.

BOND PORTFOLIO

The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. It will attempt to moderate the effect of market price fluctuation relative to that of a long-term bond by investing in securities with varying maturities and by entering into futures contracts on debt securities and related options for hedging purposes.

The Portfolio is actively managed. The Portfolio may invest in a broad range of short-, intermediate-, and long-term securities. Proportions among maturities and types of securities may vary depending upon the prospects for income relative to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates, and other factors. The Portfolio may also invest in preferred stocks consistent with the Portfolio's objectives.

The Bond Portfolio may purchase corporate notes and bonds including issues convertible into common stock and obligations of municipalities. It may purchase U.S. Government securities and obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of Federal Home Loan Banks, Farm Credit Banks and the Federal Home Loan Mortgage Corporation. In addition, it may purchase obligations of international agencies such as the International Bank for Reconstruction and Development, and the Inter-American Development Bank. Other eligible investments include foreign securities, such as non-U.S. dollar-denominated foreign debt securities and U.S. dollar-denominated foreign debt securities (such as those issued by the Dominion of Canada and its provinces) including, without limitation, Eurodollar Bonds and Yankee Bonds, mortgage and other asset-backed securities, and money market instruments such as commercial paper, and bankers' acceptances and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements and may invest in trust preferred securities and zero coupon securities.

The Bond Portfolio invests primarily in high quality securities. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or if unrated, in bonds judged by the Fund's Adviser, to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

The Portfolio may, for hedging purposes, enter into forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.


Except for limitations imposed by the Bond Portfolio's investment restrictions (see "INVESTMENT RESTRICTIONS"), there is no limit as to the proportions of the Portfolio which may be invested in any of the eligible investments; however, it is a policy of the Portfolio that its non-governmental investments will be spread among a variety of companies and will not be concentrated in any industry.


The Bond Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Portfolio's shares will fluctuate with changes in the market price of the Portfolio's investments, which tend to vary inversely with changes in prevailing interest rates and, to a lesser extent, changes in foreign currency exchange rates.


BALANCED PORTFOLIO

The Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

In seeking its objectives of a balance of growth and income, as well as long-term preservation of capital, the Portfolio invests in a diversified portfolio of equity and fixed income securities. The Portfolio invests, under normal circumstances, at least 50%, but no more than 75%, of its net assets in common stocks and other equity investments. The Portfolio's equity investments consist of common stocks, preferred stocks, warrants and securities convertible into common stocks, of companies that, in the Adviser's judgment, are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow, or assets relative to the overall market as defined by the Standard and Poor's 500 Composite Price Index ("S&P 500"). The Portfolio will invest primarily in securities issued by medium- to large-sized domestic companies with annual revenues or market capitalization of at least $600 million, and which, in the opinion of the Adviser, offer above-average potential for price appreciation. The Portfolio seeks to invest in companies that have relatively consistent and above-average rates of growth; companies that are in a strong financial position with high credit standings and profitability; firms with important business franchises, leading products, or dominant marketing and distribution systems; companies guided by experienced and motivated managements; and companies selling at attractive market valuations. The Adviser believes that companies with these characteristics will be rewarded by the market with higher stock prices over time and provide investment returns, on average, in excess of the S&P 500.

At least 65% of the value of the Portfolio's common stocks will be of issuers which qualify, at the time of purchase, for one of the three highest equity earnings and dividends ranking categories (A+, A, or A-) of S&P, or if not ranked by S&P, are judged to be of comparable quality by the Adviser. S&P assigns earnings and dividends rankings to corporations based on a number of factors, including stability and growth of earnings and dividends. Rankings by S&P are not an appraisal of a company's creditworthiness, as is true for S&P's debt security ratings, nor are these rankings intended as a forecast of future stock market performance. In addition to using S&P rankings of earnings and dividends of common stocks, the Adviser conducts its own analysis of a company's history, current financial position, and earnings prospects.


To enhance income and stability, the Portfolio's remaining assets are allocated to bonds and other fixed income securities, including cash reserves. The Portfolio will normally invest 25% to 50% of its net assets in fixed income securities. However, at least 25% of the Portfolio's net assets will always be invested in fixed income securities. The Portfolio can invest in a broad range of corporate bonds and notes, convertible bonds, and preferred and convertible preferred securities. It may also purchase U.S. Government securities and obligations of federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation. The Portfolio may also invest in obligations of international agencies, foreign debt securities (both U.S. and non-U.S. dollar-denominated), mortgage-backed and other asset-backed securities, municipal obligations, trust preferred securities, restricted securities issued in private placements and zero coupon securities.


For liquidity and defensive purposes, the Portfolio may invest without limit in cash and in money market securities such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements with respect to U.S.
Government securities.


Not less than 50% of the Portfolio's debt securities will be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest ratings categories by any nationally-recognized rating service or (c) if not rated, are judged by the Adviser to be of a quality comparable to obligations rated as described in (b) above. Not less than 80% of the debt obligations in which the Portfolio invests will, at the time of purchase, be rated within the three highest ratings categories of any such service or, if not rated, will be judged to be of comparable quality by the Adviser. Up to 20% of the Portfolio's debt securities may be invested in bonds rated below A but no lower than B by Moody's or S&P, or unrated securities judged by the Adviser to be of comparable quality.


The Portfolio will, on occasion, adjust its mix of investments among equity securities, bonds, and cash reserves. In reallocating investments, the Adviser weighs the relative values of different asset classes and expectations for future returns. In doing so, the Adviser analyzes, on a global basis, the level and direction of interest rates, capital flows, inflation expectations, anticipated growth of corporate profits, monetary and fiscal policies around the world, and other related factors. The Portfolio does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed income investments are expected to occur in generally small increments within the guidelines adopted in this prospectus. The Portfolio is designed as a conservative long-term investment program.

While the Portfolio emphasizes U.S. equity and debt securities, it may invest a portion of its assets in foreign securities, including depositary receipts. The Portfolio's foreign holdings will meet the criteria applicable to its domestic investments. The international component of the Portfolio's investment program is intended to increase diversification, thus reducing risk, while providing the opportunity for higher returns.

In addition, the Portfolio may invest in securities on a when-issued or forward delivery basis. The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

The Balanced Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. In pursuing these three objectives, the Portfolio invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.


The Portfolio attempts to achieve its investment objectives by investing primarily in dividend paying common stocks, preferred stocks and securities convertible into common stocks. The Portfolio may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may also invest in nonconvertible preferred stocks consistent with the Portfolio's objectives. From time to time, when the Adviser feels such a position is advisable in light of economic or market conditions, the Portfolio may invest without limit in cash and cash equivalents. The Portfolio may invest in foreign securities and in repurchase agreements.


The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

The Growth and Income Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Portfolio's shares will increase or decrease with changes in the market prices of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

CAPITAL GROWTH PORTFOLIO

The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments.

In its examination of potential investments, the Adviser considers, among other things, the issuer's financial strength, management reputation, absolute size and overall industry position.

Equity investments can have diverse financial characteristics, and the Trustees believe that the opportunity for capital growth may be found in many different sectors of the market at any particular time. In contrast to the specialized investment policies of some capital appreciation funds, the Portfolio is therefore free to invest in a wide range of marketable securities offering the potential for growth. This enables the Portfolio to pursue investment values in various sectors of the stock market including:

     1. Companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising, and health service industries.

     2. Companies that own or develop natural resources, such as energy exploration or precious metals companies.

     3.   Companies  that  may  benefit  from  changing   consumer  demands  and
          lifestyles,    such   as   financial    service    organizations   and
          telecommunications companies.

     4.   Foreign companies.

While emphasizing investments in companies with above-average growth prospects, the Portfolio may also purchase and hold equity securities of companies that may have only average growth prospects, but seem undervalued due to factors thought to be of a temporary nature which may cause their securities to be out of favor and to trade at a price below their potential value.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities when management anticipates that the total return on debt securities is likely to equal or exceed the total return on common stocks over a selected period of time. The Portfolio may purchase investment-grade debt securities, which are those rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P, or, if unrated, of equivalent quality as determined by the Adviser. The Portfolio's intermediate to longer term debt securities may also include those which are rated below investment grade, as long as no more than 5% of its net assets are invested in such securities.

The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

The Capital Growth Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

GLOBAL DISCOVERY PORTFOLIO

The Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's 500 Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current income.

In pursuit of its objective, the Portfolio generally invests in small, rapidly growing companies that offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Portfolio has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets, typically in the Far East, Latin America and lesser developed countries in Europe, as well as in firms operating in developed economies, such as those of the United States, Japan and Western Europe. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

The Adviser invests the Portfolio's assets in companies it believes offer above-average earnings, cash flow or asset growth potential. It also invests in companies that may receive greater market recognition over time. The Adviser believes these factors offer significant opportunity for long-term capital appreciation. The Adviser evaluates investments for the Portfolio from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The Adviser analyzes the growth potential and relative value of possible investments. When evaluating an individual company, the Adviser takes into consideration numerous factors, including the depth and
quality  of  management;   a  company's  product  line,  business  strategy  and
competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earnings ratios and other stock valuation measures. Secondarily, the Adviser weighs the attractiveness of the country and region in which a company is located.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in the equity securities of small companies. While the Adviser believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Portfolio expects, under usual market conditions, to diversify its portfolio widely by company, industry and country. The Portfolio intends to allocate investments among at least three countries at all times, including the United States.


The Portfolio may invest up to 35% of its total assets in equity securities of larger companies throughout the world and in debt securities if the Adviser determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Adviser. The Portfolio may also invest up to 5% of its net assets in debt securities rated below investment-grade. The Portfolio may invest in securities rated D by S&P at the time of purchase, which may be in default with respect to payment of principal or interest.


The Portfolio  invests  primarily in companies  whose  individual  equity market capitalizations would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small, medium and large-sized companies based in 22 markets around the globe. Based on this policy, the companies held by the Portfolio typically will have individual equity market capitalizations of between approximately $50 million and $2 billion (although the Portfolio will be free to invest in smaller capitalization issues that satisfy the Portfolio's size standard). Furthermore, the median market capitalization of the Portfolio will not exceed $750 million.

The equity securities in which the Portfolio may invest consist of common stocks, preferred stocks (either convertible or nonconvertible), rights and warrants. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. For capital appreciation purposes, the Portfolio may purchase notes, bonds, debentures, government securities and zero coupon bonds (any of which may be convertible or nonconvertible). The Portfolio may invest in foreign securities and American Depositary Receipts which may be sponsored or unsponsored. The Portfolio may also invest in closed-end investment companies holding foreign securities, and engage in strategic transactions. In addition, the Portfolio may invest in illiquid or restricted securities. For temporary defensive purposes, the Portfolio may, during periods in which conditions in securities markets warrant, invest without limit in cash and cash equivalents.

The Global Discovery Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and changes in foreign currency exchange rates.

SPECIAL RISK CONSIDERATIONS FOR GLOBAL DISCOVERY PORTFOLIO

The Portfolio is designed for long-term investors who can accept international investment risk. Since the Portfolio normally will invest in both U.S. and foreign securities markets, changes in the Portfolio's share price may have a low correlation with movements in the U.S. markets, which enhances the Portfolio's appeal as a diversification tool. The Portfolio's share price will reflect the movements of the different stock markets in which it is invested and the different currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies is likely to account for part of the Portfolio's investment performance, although the Adviser believes that, over the long term, the impact of currency changes on Portfolio performance will not be as significant as changes in the underlying investments. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

Global investing involves economic and political considerations not typically found in U.S. markets. These considerations, which may favorably or unfavorably affect the Portfolio's performance, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Portfolio), war, expropriation, political and social instability, and diplomatic developments.

Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The Adviser seeks to mitigate the risks associated with these considerations through diversification and active professional management.

There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Portfolio may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.

INTERNATIONAL PORTFOLIO


The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries, excluding the United States.


The Portfolio invests primarily in equity securities of established companies, listed on foreign exchanges, which the Adviser believes have favorable characteristics. It may also invest in fixed income securities of foreign governments and companies. However, management intends to maintain a portfolio consisting primarily of equity securities. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation (see "POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS--Foreign Securities").

The Portfolio has no present intention of altering its general policy of being primarily invested under normal conditions in foreign securities. However, in the event of exceptional conditions abroad, the Portfolio may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

The International Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and changes in foreign currency exchange rates.

 ------------------------------------------------------------------------------
                             POLICIES AND TECHNIQUES
                          APPLICABLE TO THE PORTFOLIOS
 ------------------------------------------------------------------------------

Except as otherwise noted below, the following description of additional investment policies and techniques is applicable to all of the Portfolios.

REPURCHASE AGREEMENTS

As a means of earning income for periods as short as overnight, the Fund, on behalf of a Portfolio, may enter into repurchase agreements with U.S. and foreign banks, and any broker-dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be of a sufficiently high quality. Under a repurchase agreement, a Portfolio acquires securities, subject to the seller's agreement to repurchase those securities at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the seller agrees to maintain the market value of such securities at least equal to 100.5% of the repurchase price on a daily basis. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings of the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in value of the securities, before being able to sell the securities.


DEBT SECURITIES

The Bond, Balanced, Capital Growth and Global Discovery Portfolios may each invest in debt securities rated below investment-grade (those rated below Baa or BBB). These securities are commonly referred to as "junk bonds" and can entail greater price volatility and involve a higher degree of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower rated debt securities may decline significantly in periods of general economic difficulty. The trading market for these securities is generally less liquid than for higher rated securities, and a Portfolio may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. The lower the ratings of such debt securities, the greater their risks render them like equity securities. In addition, as interest rates fall, the prices of debt securities tend to rise and vice versa. Should the rating of any security held by a Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

ILLIQUID OR RESTRICTED INVESTMENTS

The Portfolios may each invest in illiquid or restricted securities. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price.

CONVERTIBLE SECURITIES

The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest in convertible securities (bonds, notes, debentures, preferred stocks and other securities convertible into common stocks) which may offer higher income than the common stocks into which they are convertible. The convertible securities in which each Portfolio may invest include fixed income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible securities.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. Convertible securities entail less credit risk than the issuer's common stock. The ratings of the convertible securities in which the Portfolios invest will be comparable to the ratings of the Portfolios' fixed income securities.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

The Bond Portfolio and the Balanced Portfolio may each invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, either Portfolio may invest in mortgage-backed securities issued by other issuers, such as the Federal National Mortgage Association, ("FNMA"), which are not guaranteed by the U.S. Government. Moreover, the Portfolios may invest in debt securities which are secured with collateral consisting of mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), and in other types of mortgage-related securities.

Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and lessen their growth potential. Either Portfolio may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolio to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolio, the prepayment right of mortgagors may limit the increase in net asset value of the Portfolio because the value of the mortgage-backed securities held by the Portfolio may not appreciate as rapidly as the price of non-callable debt securities.

The Portfolios may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution. Asset-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.

FOREIGN SECURITIES

The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest without limit, except as may be applicable to debt securities generally, in U.S. dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to a Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Adviser. The Bond Portfolio may invest up to 20% of its assets in non-U.S. dollar-denominated foreign debt securities. The Balanced Portfolio may invest up to 20% of its debt securities in non-U.S. dollar-denominated foreign debt securities, and may invest up to 25% of its equity securities in non-U.S. dollar-denominated foreign equity securities. The Growth and Income Portfolio may invest up to 25% of its assets in non-U.S. dollar-denominated securities of foreign issuers. The Capital Growth Portfolio may invest up to 25% of its assets, and the Global Discovery and International Portfolios may each invest without limit, in non-U.S. dollar-denominated equity securities of foreign issuers. Global investing involves economic and political considerations not typically found in U.S. markets. These considerations, which may favorably or unfavorably affect the Fund's performance, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Fund), war, expropriation, political and social instability, and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The Adviser seeks to mitigate the risks associated with these considerations through diversification and active professional management.

WHEN-ISSUED SECURITIES


A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for such securities take place at a later date. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining the net asset value of a Portfolio. The market value of the when-issued or forward delivery securities may be more or less than the purchase price payable at the settlement date. The Fund does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or forward delivery basis. Each Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities and other liquid assets at least equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


INDEXED SECURITIES

The Bond Portfolio and the Balanced Portfolio may each invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Fund will bear the market risk of the reference instrument.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend the portfolio securities of any Portfolio (other than the Money Market Portfolio) provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the value of such securities loaned will not at any time exceed 10% of the value of the Portfolio's total assets. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, the Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower.

ZERO COUPON SECURITIES


The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest in zero coupon securities, including U.S. Government securities and privately stripped coupons on and receipts for U.S. Government securities. These securities pay no cash income but are issued at substantial discounts from their value at maturity. When held to maturity, their entire return, which consists of the accretion of discount, comes from the difference between their issue price and their maturity value. Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

REAL ESTATE INVESTMENT TRUSTS

The Bond Portfolio and the Growth and Income Portfolio each may purchase instruments such as real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements.


DERIVATIVES

The following descriptions of Options, Options on Securities Indexes, Futures Contracts, and Forward Foreign Currency Exchange Contracts, Foreign Currency Futures Contracts and Foreign Currency Options discuss types of derivatives in which certain of the Portfolios may invest.

OPTIONS


The Fund may write covered call options on securities of any Portfolio (other than the Money Market Portfolio) in an attempt to earn income. The Balanced, Growth and Income, Capital Growth and International Portfolios may each also write put options to a limited extent in an attempt to earn additional income on their portfolios, consistent with their investment objectives, and they may purchase call and put options for hedging purposes. Risks associated with writing put options include the possible inability to effect closing transactions at favorable prices. In addition, the Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. Over-the-counter options purchased by the Fund and portfolio securities "covering" the Fund's obligation pursuant to an over-the-counter option may be deemed to be illiquid and may not be readily marketable. The Adviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Trustees. The Fund may forego the benefit of appreciation in its Portfolios on securities sold pursuant to call options.


OPTIONS ON SECURITIES INDEXES

The Bond, Balanced, Growth and Income, Capital Growth and International Portfolios may each purchase put and call options on securities indexes to hedge against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities. Options on securities indexes are similar to options on securities except that settlement is made in cash.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. In this respect, purchasing a stock index put option is analogous to the purchase of a put on a securities index futures contract.

A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Portfolio may also allow options to expire unexercised.

FUTURES CONTRACTS

To protect against the effects of adverse changes in interest rates (sometimes known as "hedging"), the Bond, Balanced, and International Portfolios may each, to a limited extent, enter into futures contracts on debt securities. Such futures contracts obligate the Fund, at maturity, to purchase or sell certain debt securities. The Bond, Balanced, Growth and Income, Capital Growth and International Portfolios may each enter into securities index futures contracts to protect against changes in securities market prices. Each of these five Portfolios may purchase and write put and call options on futures contracts of the type which such Portfolio is authorized to enter into and may engage in related closing transactions. This type of option must be traded on a U.S. or foreign exchange or board of trade.

When interest rates are rising or stock or security prices are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When rates are falling or stock or security prices are rising, these contracts can secure better rates or prices for a Portfolio than might later be available in the market when it makes anticipated purchases.


The Fund will engage in transactions in futures contracts and options thereon only in an effort to protect a Portfolio against a decline in the value of the Portfolio's securities or an increase in the price of securities that the
Portfolio intends to acquire. Also, the initial margin deposits for futures contracts and premiums paid for related options may not be more than 5% of a Portfolio's total assets. These transactions involve brokerage costs and require the Fund to segregate assets, such as cash, U.S. Government securities and other liquid assets, of a Portfolio to cover contracts which would require it to purchase securities. A Portfolio may lose the expected benefit of the transactions if interest rates or stock prices move in an unanticipated manner. Such unanticipated changes in interest rates or stock prices may also result in poorer overall performance in a Portfolio than if the Fund had not entered into any futures transactions for that Portfolio. A Portfolio would be required to make and maintain "margin" deposits in connection with transactions in futures contracts.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY OPTIONS

The Bond, Balanced, Growth and Income, Capital Growth and International Portfolios may each enter into forward foreign currency exchange contracts ("forward contracts") to the extent of 15% of the value of their respective total assets, for hedging purposes. A forward contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or with a specified range of prices.

The International Portfolio may also enter into foreign currency futures contracts and foreign currency options to the extent of 15% of the value of its total assets, for hedging purposes. Foreign currency futures contracts are standardized contracts traded on commodities exchanges which involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. The Portfolio may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not engaged in forward contracts, foreign currency futures contracts and foreign currency options.

STRATEGIC TRANSACTIONS AND DERIVATIVES APPLICABLE TO GLOBAL
DISCOVERY PORTFOLIO

The Global Discovery Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Portfolio may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

SPECIAL SITUATION SECURITIES

From time to time, the Global Discovery Portfolio may invest in equity or debt securities issued by companies that are determined by the Adviser to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough and new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investments therefore may not appreciate in value or may decline in value.

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                             INVESTMENT RESTRICTIONS
 ------------------------------------------------------------------------------

Unless specified to the contrary, the following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder and as used in this prospectus, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio). Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

The Fund may not,  on behalf  of any  Portfolio,  except  the  Global  Discovery
Portfolio:

      (1)with respect to 75% of the value of the total assets of a Portfolio, invest more than 5% of the value of the Portfolio's total assets in the securities of any one issuer, except U.S. Government securities and, with respect to 100% of the value of the total assets of a Portfolio, the Fund may not invest more than 25% of the value of the Portfolio's total assets in the securities of any one issuer, except U.S. Government securities;

      (2)pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by the investment restriction (8) below, it may pledge securities having a market value at the time of pledge not exceeding 15% of the value of a Portfolio's total assets and except in connection with the writing of covered call options and the purchase and sale of futures contracts and options on futures contracts;

      (3)make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies and the entry into repurchase agreements may be deemed to be loans;

      (4)enter into repurchase agreements or purchase any securities if, as a result thereof, more than 10% of the total assets of a Portfolio (taken at market value) would be, in the aggregate, subject to repurchase agreements maturing in more than seven days and invested in restricted securities or securities which are not readily marketable;

      (5)purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio;

      (6)purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

      (7)purchase or sell any put or call options or any combination thereof, except that the Fund may purchase and sell options on futures contracts on debt securities, options on securities indexes and securities index futures contracts and write covered call option contracts on securities owned by a Portfolio, and may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"), and except that the International Portfolio may also purchase and sell options on foreign currency and on foreign currency futures contracts.

      (8)borrow money except from banks as a temporary measure for extraordinary or emergency purposes (each Portfolio is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities for a Portfolio will be made while borrowings of that Portfolio exceed 5% of the Portfolio's assets (the payment of interest on borrowings by a Portfolio will reduce that Portfolio's income). In addition, the Board of Trustees has adopted a policy whereby each Portfolio of the Fund may borrow up to 10% of its total assets; provided, however, that each Portfolio may borrow up to 25% of its total assets for extraordinary or emergency purposes, including the facilitation of redemptions.

In addition, the Fund may not, on behalf of the Global Discovery Portfolio:

      (1)borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

      (2)purchase or sell real estate  (except that the  Portfolio may invest in
         (i) securities of companies which deal in real estate or mortgages, and
         (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

      (3)act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

      (4)issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Fund; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

      (5)purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, wholly-owned finance companies are considered to be in the same industry of their parents if their activities are primarily related to financing the activities of their parents and each foreign government, its agencies or instrumentalities as well as supranational organizations as a group, are each considered to be a separate industry);

      (6)with respect to 75% of its total assets taken at market value purchase more than 10% of the voting securities of any one issuer, or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of closed end investment companies;

      (7)make loans to other persons, except (a) loans of portfolio securities, provided collateral is maintained at not less than 100% by marking to market daily, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value (see "NET ASSET VALUE").

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                               INVESTMENT ADVISER
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The Fund retains the investment advisory firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, Two International Place, Boston, Massachusetts
02110-4103, to manage each Portfolio's daily investment and business affairs subject to the policies established by the Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law. The Adviser is one of the most experienced investment counsel firms in the United States. It was established in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. The principal source of the Adviser's income is professional fees received from providing continuing investment advice, and the firm derives no income from brokerage, insurance or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. Directly or through affiliates, the Adviser provides investment advice to over 50 mutual fund portfolios.

For its advisory services to the Portfolios, the Adviser receives compensation monthly at the following annual rates for each Portfolio:

                                            Percent of the average
                                            daily net asset values
Portfolio                                      of each Portfolio
---------                                      -----------------

Money Market Portfolio                               .370%
Bond Portfolio                                       .475%
Balanced Portfolio                                   .475%
Growth and Income Portfolio                          .475%
Capital Growth Portfolio                             .475%
Global Discovery Portfolio                           .975%

International Portfolio                              .875%*



* For any calendar month during which the average daily net assets of International Portfolio exceed $500,000,000, the fee payable for that month, with respect to the excess over $500,000,000, is calculated at an annual rate of .775%. As a result, the Adviser received compensation at an annual rate of .863% for the fiscal year ended December 31, 1996.


The investment advisory fees for the Global Discovery and International Portfolios are higher than those charged many funds which invest primarily in U.S. securities, but are not necessarily higher than those charged to funds with investment objectives similar to the investment objectives of these Portfolios.

Under the investment advisory agreements between the Fund, on behalf of each Portfolio, and the Adviser, the Fund is responsible for all its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Adviser; the cost of preparing and distributing reports and notices to shareholders. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The Adviser, through Scudder Investor Services, Inc., a subsidiary of the Adviser, places portfolio transactions on behalf of the Fund's Portfolios. In so doing, the Adviser seeks to obtain the most favorable net results. Subject to the foregoing, the Adviser may consider sales of VA contracts and VLI policies for which the Fund is an investment option, as a factor in the selection of firms to execute portfolio transactions.

In addition to payments for investment advisory services provided by the Adviser, the Trustees, consistent with the Fund's investment advisory agreements and underwriting agreement, have approved payments to the Adviser and Scudder Fund Accounting Corporation for clerical, accounting and certain other services they may provide the Fund.


Until April 30, 1998, the Adviser has agreed to waive part or all of its fees for the Global Discovery Portfolio to the extent that the Portfolio's expenses will be maintained at 1.50% of average net assets.


PORTFOLIO MANAGEMENT

Each Portfolio is managed by a team of Scudder investment professionals who each play an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for the Portfolios. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

MONEY MARKET PORTFOLIO


Lead Portfolio Manager Stephen L. Akers has led Money Market Portfolio's day-to-day management since 1995. Mr. Akers joined the team in 1995 and has managed several fixed-income portfolios since joining Scudder in 1984. David Wines, Portfolio Manager, joined Scudder and the team in 1996. Mr. Wines helps set the Portfolio's overall strategy and has eight years of investment industry experience. Nicca Alcantara, Portfolio Manager, has responsibility for the Portfolio's day-to-day investments. Ms. Alcantara, who came to Scudder in 1984, has worked as a portfolio manager since 1989 and joined the team in 1990. Debra
A. Hanson, Portfolio Manager, joined the team in 1996. Ms. Hanson assists with the development and execution of investment strategy and has been with Scudder since 1983.

BOND PORTFOLIO

Lead Portfolio Manager William M. Hutchinson has had responsibility for overseeing the Portfolio's day-to-day operations and has guided the Portfolio's investment strategy since 1996. Mr. Hutchinson, who has 23 years of investment experience, came to Scudder in 1986 as a portfolio manager and joined the team in 1987. Ruth Heisler, Portfolio Manager, helps set the Portfolio's investment strategy. Ms. Heisler, who has over 40 years of fixed-income investing experience, joined the team in 1986.

BALANCED PORTFOLIO


Lead Portfolio Manager Valerie F. Malter joined Scudder in 1995 and is responsible for the Portfolio's investment strategy and daily operation. Ms. Malter has 11 years of experience as an analyst covering a wide range of industries, and three years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations. William
M. Hutchinson, Portfolio Manager, helps set Scudder's overall fixed-income investment strategy. Mr. Hutchinson, who has 23 years of investment experience, came to Scudder in 1986 as a portfolio manager. Ruth Heisler, Portfolio Manager, has had responsibility for the Portfolio's fixed-income investments since she joined the team in 1986. Ms. Heisler has been involved with bond research and investing at Scudder since 1953.


GROWTH AND INCOME PORTFOLIO


Lead Portfolio Manager Robert T. Hoffman has responsibility for setting Growth and Income Portfolio's stock investing strategy and oversees the Portfolio's day-to-day operations. Mr. Hoffman, who joined Scudder in 1990 as a portfolio manager, has 13 years of experience in the investment industry, including several years of pension fund management experience. Kathleen T. Millard, Portfolio Manager, has worked in the investment industry since 1983 and as a portfolio manager since 1986. Ms. Millard, who joined Scudder in 1991, also focuses on stock investing strategy and stock selection. Benjamin W. Thorndike, Portfolio Manager, is the Portfolio's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder in 1983 as a portfolio manager. Lori J. Ensinger, Portfolio Manager, joined the team in 1996. Ms. Ensinger, who has 14 years of investment industry experience, focuses on stock selection and investment strategy, a role she has played since joining Scudder in 1993. Deborah Chaplin, Portfolio Manager, joined Scudder and the team in 1996. Ms. Chaplin has five years of investment experience as a securities analyst and institutional portfolio manager.


CAPITAL GROWTH PORTFOLIO


Lead Portfolio Manager William F. Gadsden assumed responsibility for setting Capital Growth Portfolio's stock investing strategy and overseeing the Portfolio's day-to-day operations in 1995. Mr. Gadsden joined the team in 1989 and Scudder in 1983 and has 15 years of investment experience. Bruce F. Beaty, Portfolio Manager, joined the team in 1995 and has been a portfolio manager since joining Scudder in 1991.


GLOBAL DISCOVERY PORTFOLIO


Lead Portfolio Manager Gerald J. Moran sets the Portfolio's investment strategy and oversees its daily operation. Mr. Moran joined Scudder's equity research and management area in 1968 as an analyst and has focused on small company stocks since 1982 and has been a portfolio manager since 1985. Sewall Hodges, Portfolio Manager, joined Scudder in 1995. Mr. Hodges, who has 11 years of experience in global analysis and portfolio management, focuses on the Portfolio's stock selection and research.


INTERNATIONAL PORTFOLIO


Lead Portfolio Manager Carol L. Franklin sets International Portfolio's investment strategy and has responsibility for the Portfolio's daily operation. Ms. Franklin, who joined the team in 1989, has worked on equity investing at Scudder as a portfolio manager since 1981. Nicholas Bratt, Portfolio Manager, has been a member of the Portfolio team since 1987 and has 23 years of experience in worldwide investing, including 21 years of experience as a portfolio manager. Mr. Bratt, who has worked at Scudder since 1976, is the head of Scudder's Global Equity Department. Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since joining Scudder in 1992.

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                                   DISTRIBUTOR
 ------------------------------------------------------------------------------

The Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a subsidiary of Scudder, Stevens & Clark, Inc. Located at Two International Place, Boston, Massachusetts 02110-4103, the Distributor is a Massachusetts corporation formed in 1947. Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the Securities and Exchange Commission and in the various states, including registering the Fund as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares, and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the Participating Insurance Companies. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Plan pursuant to Rule 12b-1 under the 1940 Act, as amended, is in effect which provides that the Fund shall bear some or all of such expenses.

As agent, the Distributor currently offers shares of each Portfolio of the Fund continuously to the separate accounts of Participating Insurance Companies in all states in which it is registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value, as no sales commission or load is charged. The Distributor has made no firm commitment to acquire shares of the Fund.

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                            PURCHASES AND REDEMPTIONS
 ------------------------------------------------------------------------------


Except for the Money Market Portfolio, which does not offer separate classes of shares, the Fund offers two classes of shares on behalf of each Portfolio: Class A shares are offered at net asset value and are not subject to fees imposed pursuant to a Distribution Plan. Class B shares are offered at net asset value and are subject to fees imposed pursuant to a Distribution Plan.


The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to VA contracts and VLI policies. Orders received by the Fund or its agent are effected on days on which the New York Stock Exchange (the "Exchange") is open for trading. For orders received before the close of regular trading on the Exchange (normally 4 p.m., eastern time), such purchases and redemptions of the shares of each Portfolio are effected at the respective net asset values per share determined as of the close of regular trading on the Exchange on that same day except that, in the case of the Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund (see "NET ASSET VALUE"). Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co. on behalf of the Fund and the relevant Portfolios within seven days thereafter. No fee is charged the shareholders when they redeem Portfolio shares.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the Exchange is closed, other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Fund; or (iv) at any time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Should any conflict between VA contract and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.
 ------------------------------------------------------------------------------

                                 NET ASSET VALUE
 ------------------------------------------------------------------------------

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m., eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated for purchases and redemptions for each Portfolio by dividing the current market value (amortized cost value in the case of the Money Market Portfolio) of total Portfolio assets, plus other assets, less all liabilities, by the total number of shares outstanding.
 ------------------------------------------------------------------------------

                             PERFORMANCE INFORMATION
 ------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

From time to time, quotations of the Money Market Portfolio's "yield" and "effective yield" may be included in advertisements, sales literature or reports to shareholders or prospective investors. Both yield figures are based on the historical performance of the Portfolio and show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of the Money Market Portfolio refers to the net investment income generated by the Portfolio over a specified seven-day period (the ending date of which will be stated). Included in "net investment income" is the amortization of market premium or accretion of market and original issue discount. This income is then "annualized." That is, the amount of income generated by the Portfolio during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Portfolio will vary based on, among other things, changes in market conditions, the level of interest rates and the level of the Portfolio's expenses.

BOND PORTFOLIO

From time to time, quotations of the Bond Portfolio's yield may be included in advertisements, sales literature or reports to shareholders or prospective investors. Yield figures are based on historical performance of the Bond Portfolio and show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of the Bond Portfolio refers to net investment income generated by the Bond Portfolio over a specified thirty-day (or one month) period. This income is then "annualized." That is, the amount of income generated by the Bond Portfolio during that thirty-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

ALL PORTFOLIOS

From time to time, quotations of a Portfolio's total return may be included in advertisements, sales literature or reports to shareholders or prospective investors. Total return figures are based on historical performance of the Portfolio and show the performance of a hypothetical investment and are not intended to indicate future performance. The total return of a Portfolio refers to return assuming an investment has been held in the Portfolio for one year, five years and ten years or for the life of the Portfolio (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in a Portfolio. Cumulative total return represents the cumulative change in value of an investment in a Portfolio. Both will assume that all dividends and capital gains distributions were reinvested.

Yield and total return for a Portfolio will vary based on, among other things, changes in market conditions and the level of the Portfolio's expenses.

 ------------------------------------------------------------------------------

                        VALUATION OF PORTFOLIO SECURITIES
 ------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

Pursuant to a Rule of the Securities and Exchange Commission, the Money Market Portfolio will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost plus constant accretion/amortization to maturity of any discount/premium every day.

By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share for the Money Market Portfolio, despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of the Money Market Portfolio were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Money Market Portfolio. However, as a result of certain procedures adopted by the Fund, the Adviser believes any difference will normally be minimal.

OTHER PORTFOLIOS

An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price as of the close of regular trading on the Exchange on each day the Exchange is open for trading. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation. An unlisted equity security which is traded on the NASDAQ system is valued at the most recent sale price or, if there are no such sales, the security is valued at the high or "inside" bid quotation supplied through such system. Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Trustees believe approximates market value. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. Please refer to the section entitled "NET ASSET VALUE" in the Fund's Statement of Additional Information for more information concerning valuation of portfolio securities.

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                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
 ------------------------------------------------------------------------------

The Internal Revenue Code of 1986 (the "Code") provides that each portfolio of a series fund is to be treated as a separate taxpayer. Accordingly, each Portfolio of the Fund intends to qualify as a separate regulated investment company under Subchapter M of the Code.

Each Portfolio of the Fund intends to comply with the diversification requirements of Code Section 817(h). By meeting this and other requirements, the Participating Insurance Companies, rather than the holders of VA contracts and VLI policies, should be subject to tax on distributions received with respect to Portfolio shares. For further information concerning federal income tax consequences for the holders of the VA contracts and VLI policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

As a regulated investment company, each Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains to the extent such income and gains are distributed in conformity with applicable distribution requirements under the Code to the separate accounts of the Participating Insurance Companies which hold its shares. Distributions of income and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income and distributions of the excess of net long-term capital gain over net short-term capital loss will be treated as long-term capital gain by the Participating Insurance Companies. Participating Insurance Companies should consult their own tax advisers as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The Money Market Portfolio will declare a dividend of its net investment income daily and distribute such dividend monthly. Distributions will be made shortly after the first business day of each month following declaration of the dividend. The Bond, Balanced, Growth and Income and Capital Growth Portfolios will declare and distribute dividends from their net investment income, if any, quarterly, in January, April, July and October. The Global Discovery and International Portfolios each intend to distribute their net investment income annually within three months of the Fund's fiscal year-end of December 31, although an additional distribution may be made if necessary. For all portfolios, distributions of capital gains, if any, will generally be made within three months of December 31, although an additional distribution may be made if necessary. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. All distributions will be reinvested in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. Participating
Insurance Companies will be informed about the amount and character of distributions from the relevant Portfolio for federal income tax purposes.

 ------------------------------------------------------------------------------

                           SHAREHOLDER COMMUNICATIONS
 ------------------------------------------------------------------------------

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Fund and the market values thereof as determined by the Trustees and will provide other information about the Fund and its operations.

Participating Insurance Companies with inquiries regarding the Fund may call the Fund's underwriter, Scudder Investor Services, Inc. at 1-617-295-1000 or write Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

 ------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
 ------------------------------------------------------------------------------

FUND ORGANIZATION AND SHAREHOLDER INDEMNIFICATION

The Fund was organized in the Commonwealth of Massachusetts as a "Massachusetts business trust" on March 15, 1985. The Fund's shares of beneficial interest are presently divided into seven separate series. Additional series and classes of shares may be created from time to time. The Fund has adopted a plan pursuant to Rule 18f-3 under the 1940 Act to permit the Fund to establish a multiple class distribution system for all of its Portfolios, except Money Market Portfolio.
The plan was approved by the Fund's Board of Trustees at a special meeting on October 5, 1995.

Under the Fund's multi-class system, shares of each class of a multi-class Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its "class expenses;" (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate exchange privileges; and (6) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Fund's Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, payments to the Distributor pursuant to the distribution plan for that class, Fund transfer agent fees attributable to a specific class, and certain securities registration fees.

Each Portfolio (except Money Market Portfolio) has two classes of shares, designated as Class A shares and Class B shares, each of which is offered at net asset value. Class A shares, which are not sold subject to a Rule 12b-1 fee, are offered pursuant to this prospectus. Class B shares, which are sold subject to a Rule 12b-1 fee, are offered to certain Participating Insurance Companies pursuant to a separate prospectus. Participating Insurance Companies with inquiries regarding Class B shares may call or write to the Fund's underwriter, Scudder Investor Services, Inc., at the number and address listed above.


Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

OTHER INFORMATION

The activities of the Fund are supervised by the Trustees.

Although the Fund does not intend to hold annual meetings, shareholders of the Fund have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders have one vote for each share held. Fractional shares have fractional votes.


As of December 31, 1996, Aetna Life Insurance and Annuity Company owned 22.31%, Banner Life Insurance Company owned 1.87%, Charter National Life Insurance Company owned 26.09%, Companion Life Insurance Company of New York owned 0.01%, Fortis Benefits Life Insurance Company owned 0.19%, Intramerica Life Insurance Company owned 3.24%, Lincoln Benefit Life Insurance Company owned 0.57%, Mutual of America Life Insurance Company owned 29.05%, Paragon Life Insurance Company owned 0.14%, Providentmutual Life and Annuity Company of America owned 1.12%, Safeco Life Insurance Companies owned 3.11%, Security First Life Insurance Company owned 0.14%, Southwestern Life Insurance Company owned 0.43%, The Union Central Life Insurance Company owned 8.23%, United Companies Life Insurance Company owned 0.25%, United of Omaha owned 1.02%, USAA Life Insurance Company owned 0.66% and Washington National Life Insurance Company owned 2.24% of the Fund's outstanding shares.


Each Portfolio of the Fund has a December 31 fiscal year end.


Portfolio securities of the Money Market, Bond, Balanced, Growth and Income, and Capital Growth Portfolios are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. Portfolio securities of the Global Discovery and International Portfolios are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.


Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, is the transfer and dividend paying agent for the Fund.

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of each Portfolio.

The firm of Dechert Price & Rhoads, Boston, Massachusetts, is counsel for the Fund.

The Fund's Statement of Additional Information and this prospectus omit certain information contained in the Registration Statement which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

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                              TRUSTEES AND OFFICERS
 ------------------------------------------------------------------------------

David B. Watts*
President and Trustee

Daniel Pierce*
Vice President and Trustee

Dr. Kenneth Black, Jr.
Trustee; Regents' Professor Emeritus of Insurance, Georgia State University

Dr. Rosita P. Chang
Trustee; Professor of Finance, University of Rhode Island

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dr. J. D. Hammond
Trustee; Dean, Smeal College of Business
Administration, Pennsylvania State University


Stephen L. Akers*
Vice President


Thomas S. Crain*
Vice President


Carol Franklin*
Vice President

William F. Gadsden*
Vice President


Jerard K. Hartman*
Vice President


Robert T. Hoffman*
Vice President

William M. Hutchinson*
Vice President


Richard A. Holt*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President


Valerie F. Malter*
Vice President


Steven M. Meltzer*
Vice President


Gerald J. Moran*
Vice President


Randall K. Zeller*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

*Scudder, Stevens & Clark, Inc.

                                    APPENDIX

The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds.

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                                                         SCUDDER


                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                             Two International Place
                        Boston, Massachusetts 02110-4103

                                 (A Mutual Fund)


Scudder  Variable Life  Investment  Fund (the "Fund") is an open-end  management
investment  company  which  offers  shares  of  beneficial   interest  of  seven
diversified Portfolios:

o Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. The Money Market Portfolio will maintain a dollar-weighted average of 90 days or less in an effort to maintain a constant net asset value of $1.00 per share.

o   Bond Portfolio seeks high income from a high quality portfolio of bonds.

o Balanced Portfolio seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.

o Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

o Capital Growth Portfolio seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

o Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

o International Portfolio seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.


This prospectus sets forth concisely the information about the Fund that a prospective investor should know before applying for certain variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") offered in the separate accounts of certain insurance companies ("Participating Insurance Companies"). Please read it carefully and retain it for future reference. The prospectus should be read in conjunction with the VA contract or VLI policy prospectus which accompanies it. Shares of the Money Market
Portfolio, and Class B shares of all other Portfolios, are offered herein. If you require more detailed information, a Statement of Additional Information dated May 1, 1997, as supplemented from time to time, is available upon request without charge and may be obtained by calling a Participating Insurance Company or by writing to broker/dealers offering the VA contracts and VLI policies, or Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103. The Statement of Additional Information, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS.


                                   PROSPECTUS
                                   May 1, 1997


                      CLASS B SHARES OF BENEFICIAL INTEREST

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                                TABLE OF CONTENTS
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                                                                            Page

INVESTMENT CONCEPT OF THE FUND                                                 1
FINANCIAL HIGHLIGHTS                                                           2
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS                           3
     Money Market Portfolio                                                    3
     Bond Portfolio                                                            3
     Balanced Portfolio                                                        4
     Growth and Income Portfolio                                               5
     Capital Growth Portfolio                                                  6
     Global Discovery Portfolio                                                7
     International Portfolio                                                   8
POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS                           9
     Repurchase Agreements                                                     9
     Debt Securities                                                           9
     Illiquid or Restricted Investments                                        9
     Convertible Securities                                                    9
     Mortgage and Other Asset-Backed Securities                               10
     Foreign Securities                                                       10
     When-Issued Securities                                                   11
     Indexed Securities                                                       11
     Loans of Portfolio Securities                                            11
     Zero Coupon Securities                                                   11
     Real Estate Investment Trusts                                            11
     Derivatives                                                              12
     Options                                                                  12
     Options on Securities Indexes                                            12
     Futures Contracts                                                        12
     Forward Foreign Currency Exchange Contracts, Foreign Currency Futures
       Contracts and Foreign Currency Options                                 13
     Strategic Transactions and Derivatives Applicable to Global Discovery
       Portfolio                                                              13
     Special Situation Securities                                             14
INVESTMENT RESTRICTIONS                                                       14
INVESTMENT ADVISER                                                            16
     Portfolio Management                                                     17
     Money Market Portfolio                                                   17
     Bond Portfolio                                                           17
     Balanced Portfolio                                                       17
     Growth and Income Portfolio                                              18
     Capital Growth Portfolio                                                 18
     Global Discovery Portfolio                                               18
     International Portfolio                                                  18
DISTRIBUTOR                                                                   18
PURCHASES AND REDEMPTIONS                                                     19
NET ASSET VALUE                                                               20
PERFORMANCE INFORMATION                                                       20
     Money Market Portfolio                                                   20
     Bond Portfolio                                                           20
     All Portfolios                                                           21
VALUATION OF PORTFOLIO SECURITIES                                             21
     Money Market Portfolio                                                   21
     Other Portfolios                                                         21
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS                                       21
SHAREHOLDER COMMUNICATIONS                                                    22
ADDITIONAL INFORMATION                                                        22
     Fund Organization and Shareholder Indemnification                        22
     Other Information                                                        23
TRUSTEES AND OFFICERS                                                         24

APPENDIX                                                                      25

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                         INVESTMENT CONCEPT OF THE FUND
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Scudder Variable Life Investment Fund (the "Fund") is an open-end, registered management investment company comprised of the following diversified series: the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, and International Portfolio (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). Additional Portfolios may be created from time to time. The Fund is intended to be the funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of certain Participating Insurance Companies.

Class B shares are offered at net asset value and are subject to a Distribution Plan. Except for the Money Market Portfolio, which does not offer separate classes of shares, this prospectus pertains to Class B shares ("Shares") only. Class A shares are offered by a separate prospectus. Participating Insurance Companies with inquiries regarding Class A shares may call the Fund's underwriter, Scudder Investor Services, Inc., at 1-617-295-2000 or write to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

Individual VA contract holders and VLI policyholders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors (the "Shareholders"), although such companies may pass through voting rights to their VA contract and VLI policyholders.

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                              FINANCIAL HIGHLIGHTS
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As of December 31, 1996, each of the Portfolios (except the Money Market Portfolio which does not offer separate classes of shares) had not begun issuing Class B shares.

Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1996 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned variable annuity contracts and variable life insurance policies, or Scudder Investor Services, Inc.

                                                                   Years Ended December 31,
                               ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
    operations:
  Net investment
    income .................     .050      .055      .037      .025      .033      .057      .076      .088      .068      .060
Less distributions from
  net investment income ....    (.050)    (.055)    (.037)    (.025)    (.033)    (.057)    (.076)    (.088)    (.068)    (.060)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
end of period ..............   $ 1.00    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return (%) ...........     5.09      5.65      3.72      2.54      3.33      5.81      7.83      8.84      7.08      5.95
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ......       98        80        90        49        34        28        32        15        11         8
Ratio of operating
  expenses, net to
  average daily net
  assets (%) ...............      .46       .50       .56       .66       .64       .67       .69       .72       .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daliy net
  assets (%) ...............      .46       .50       .56       .66       .64       .67       .69       .81      1.04      1.12
Ratio of net
  investment income
  to average daily
  net assets (%) ...........     4.98      5.51      3.80      2.55      3.26      5.67      7.57      8.53      6.99      6.06

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                            INVESTMENT OBJECTIVES AND
                           POLICIES OF THE PORTFOLIOS
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Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the Shareholders. There is no assurance that the objectives of any Portfolio will be achieved.


MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Portfolio uses the amortized cost method of securities valuation.

The Money Market Portfolio purchases money market securities such as U.S. Treasury, agency and instrumentality obligations, finance company and corporate commercial paper, bankers' acceptances and certificates of deposit of domestic and foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), including foreign branches of domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and corporate obligations. The Money Market Portfolio may also enter into repurchase agreements. The Money Market Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.


Investments are limited to those that are dollar-denominated and at the time of purchase are rated, or judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest quality rating categories) by any two nationally-recognized rating services such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). In addition, the Adviser seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. The portfolio is subject to certain additional quality and diversification restrictions which are set forth in the Fund's Statement of Additional Information.


The remaining maturity of each investment in the Money Market Portfolio is 397 calendar days or less. The dollar-weighted average maturity of the Portfolio's investments varies with money market conditions, but is always 90 days or less. As a money market fund with a short-term maturity, the Portfolio's income fluctuates with changes in interest rates, but its price to the public or "offering price," is expected to remain fixed at $1.00 per share.

BOND PORTFOLIO

The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. It will attempt to moderate the effect of market price fluctuation relative to that of a long-term bond by investing in securities with varying maturities and by entering into futures contracts on debt securities and related options for hedging purposes.

The Portfolio is actively managed. The Portfolio may invest in a broad range of short-, intermediate-, and long-term securities. Proportions among maturities and types of securities may vary depending upon the prospects for income relative to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates, and other factors. The Portfolio may also invest in preferred stocks consistent with the Portfolio's objectives.

The Bond Portfolio may purchase corporate notes and bonds including issues convertible into common stock and obligations of municipalities. It may purchase U.S. Government securities and obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of Federal Home Loan Banks, Farm Credit Banks and the Federal Home Loan Mortgage Corporation. In addition, it may purchase obligations of international agencies such as the International Bank for Reconstruction and Development, and the Inter-American Development Bank. Other eligible investments include foreign securities, such as non-U.S. dollar-denominated foreign debt securities and U.S. dollar-denominated foreign debt securities (such as those issued by the Dominion of Canada and its provinces) including, without limitation, Eurodollar Bonds and Yankee Bonds, mortgage and other asset-backed securities, and money market instruments such as commercial paper, and bankers' acceptances and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements and may invest in trust preferred securities and zero coupon securities.

The Bond Portfolio invests primarily in high quality securities. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or if unrated, in bonds judged by the Fund's Adviser, to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

The Portfolio may, for hedging purposes, enter into forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.


Except for limitations imposed by the Bond Portfolio's investment restrictions (see "INVESTMENT RESTRICTIONS"), there is no limit as to the proportions of the Portfolio which may be invested in any of the eligible investments; however, it is a policy of the Portfolio that its non-governmental investments will be spread among a variety of companies and will not be concentrated in any industry.


The Bond Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Portfolio's shares will fluctuate with changes in the market price of the Portfolio's investments, which tend to vary inversely with changes in prevailing interest rates and, to a lesser extent, changes in foreign currency exchange rates.


BALANCED PORTFOLIO

The Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

In seeking its objectives of a balance of growth and income, as well as long-term preservation of capital, the Portfolio invests in a diversified portfolio of equity and fixed income securities. The Portfolio invests, under normal circumstances, at least 50%, but no more than 75%, of its net assets in common stocks and other equity investments. The Portfolio's equity investments consist of common stocks, preferred stocks, warrants and securities convertible into common stocks, of companies that, in the Adviser's judgment, are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow, or assets relative to the overall market as defined by the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"). The Portfolio will invest primarily in securities issued by medium- to large-sized domestic companies with annual revenues or market capitalization of at least $600 million, and which, in the opinion of the Adviser, offer above-average potential for price appreciation. The Portfolio seeks to invest in companies that have relatively consistent and above-average rates of growth; companies that are in a strong financial position with high credit standings and profitability; firms with important business franchises, leading products, or dominant marketing and distribution systems; companies guided by experienced and motivated managements; and companies selling at attractive market valuations. The Adviser believes that companies with these characteristics will be rewarded by the market with higher stock prices over time and provide investment returns, on average, in excess of the S&P 500.

At least 65% of the value of the Portfolio's common stocks will be of issuers which qualify, at the time of purchase, for one of the three highest equity earnings and dividends ranking categories (A+, A, or A-) of S&P, or if not ranked by S&P, are judged to be of comparable quality by the Adviser. S&P assigns earnings and dividends rankings to corporations based on a number of factors, including stability and growth of earnings and dividends. Rankings by S&P are not an appraisal of a company's creditworthiness, as is true for S&P's debt security ratings, nor are these rankings intended as a forecast of future stock market performance. In addition to using S&P rankings of earnings and dividends of common stocks, the Adviser conducts its own analysis of a company's history, current financial position, and earnings prospects.


To enhance income and stability, the Portfolio's remaining assets are allocated to bonds and other fixed income securities, including cash reserves. The Portfolio will normally invest 25% to 50% of its net assets in fixed income securities. However, at least 25% of the Portfolio's net assets will always be invested in fixed income securities. The Portfolio can invest in a broad range of corporate bonds and notes, convertible bonds, and preferred and convertible preferred securities. It may also purchase U.S. Government securities and obligations of federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation. The Portfolio may also invest in obligations of international agencies, foreign debt securities (both U.S. and non-U.S. dollar-denominated), mortgage-backed and other asset-backed securities, municipal obligations, trust preferred securities, restricted securities issued in private placements and zero coupon securities.


For liquidity and defensive purposes, the Portfolio may invest without limit in cash and in money market securities such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements with respect to U.S. Government securities.


Not less than 50% of the Portfolio's debt securities will be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest ratings categories by any nationally-recognized rating service or (c) if not rated, are judged by the Adviser to be of a quality comparable to obligations rated as described in (b) above. Not less than 80% of the debt obligations in which the Portfolio invests will, at the time of purchase, be rated within the three highest ratings categories of any such service or, if not rated, will be judged to be of comparable quality by the Adviser. Up to 20% of the Portfolio's debt securities may be invested in bonds rated below A but no lower than B by Moody's or S&P, or unrated securities judged by the Adviser to be of comparable quality.


The Portfolio will, on occasion, adjust its mix of investments among equity securities, bonds, and cash reserves. In reallocating investments, the Adviser weighs the relative values of different asset classes and expectations for future returns. In doing so, the Adviser analyzes, on a global basis, the level and direction of interest rates, capital flows, inflation expectations, anticipated growth of corporate profits, monetary and fiscal policies around the world, and other related factors. The Portfolio does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed income investments are expected to occur in generally small increments within the guidelines adopted in this prospectus. The Portfolio is designed as a conservative long-term investment program.

While the Portfolio emphasizes U.S. equity and debt securities, it may invest a portion of its assets in foreign securities, including depositary receipts. The Portfolio's foreign holdings will meet the criteria applicable to its domestic investments. The international component of the Portfolio's investment program is intended to increase diversification, thus reducing risk, while providing the opportunity for higher returns.

In addition, the Portfolio may invest in securities on a when-issued or forward delivery basis. The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

The Balanced Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. In pursuing these three objectives, the Portfolio invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

The Portfolio attempts to achieve its investment objectives by investing primarily in dividend paying common stocks, preferred stocks and securities convertible into common stocks. The Portfolio may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may also invest in nonconvertible preferred stocks consistent with the Portfolio's objectives. From time to time, when the Adviser feels such a position is advisable in light of economic or market conditions, the Portfolio may invest without limitation in cash and cash equivalents. The Portfolio may invest in foreign securities and in repurchase agreements.


The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

The Growth and Income Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Portfolio's shares will increase or decrease with changes in the market prices of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

CAPITAL GROWTH PORTFOLIO

The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments.

In its examination of potential investments, the Adviser considers, among other things, the issuer's financial strength, management reputation, absolute size and overall industry position.

Equity investments can have diverse financial characteristics, and the Trustees believe that the opportunity for capital growth may be found in many different sectors of the market at any particular time. In contrast to the specialized investment policies of some capital appreciation funds, the Portfolio is therefore free to invest in a wide range of marketable securities offering the potential for growth. This enables the Portfolio to pursue investment values in various sectors of the stock market including:

     1. Companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising, and health service industries.

     2. Companies that own or develop natural resources, such as energy exploration or precious metals companies.

     3.   Companies  that  may  benefit  from  changing   consumer  demands  and
          lifestyles,    such   as   financial    service    organizations   and
          telecommunications companies.

     4.   Foreign companies.

While emphasizing investments in companies with above-average growth prospects, the Portfolio may also purchase and hold equity securities of companies that may have only average growth prospects, but seem undervalued due to factors thought to be of a temporary nature which may cause their securities to be out of favor and to trade at a price below their potential value.


The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities when management anticipates that the total return on debt securities is likely to equal or exceed the total return on common stocks over a selected period of time. The Portfolio may purchase investment-grade debt securities, which are those rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P, or, if unrated, of equivalent quality as determined by the Adviser. The Portfolio's intermediate to longer term debt securities may also include those which are rated below investment grade, as long as no more than 5% of its net assets are invested in such securities.


The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

The Capital Growth Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

GLOBAL DISCOVERY PORTFOLIO

The Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's 500 Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current income.

In pursuit of its objective, the Portfolio generally invests in small, rapidly growing companies that offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Portfolio has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets, typically in the Far East, Latin America and lesser developed countries in Europe, as well as in firms operating in developed economies, such as those of the United States, Japan and Western Europe. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

The Adviser invests the Portfolio's assets in companies it believes offer above-average earnings, cash flow or asset growth potential. It also invests in companies that may receive greater market recognition over time. The Adviser believes these factors offer significant opportunity for long-term capital appreciation. The Adviser evaluates investments for the Portfolio from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The Adviser analyzes the growth potential and relative value of possible investments. When evaluating an individual company, the Adviser takes into consideration numerous factors, including the depth and
quality  of  management;   a  company's  product  line,  business  strategy  and
competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earnings ratios and other stock valuation measures. Secondarily, the Adviser weighs the attractiveness of the country and region in which a company is located.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in the equity securities of small companies. While the Adviser believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Portfolio expects, under usual market conditions, to diversify its portfolio widely by company, industry and country. The Portfolio intends to allocate investments among at least three countries at all times, including the United States.


The Portfolio may invest up to 35% of its total assets in equity securities of larger companies throughout the world and in debt securities if the Adviser determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Adviser. The Portfolio may also invest up to 5% of its net assets in debt securities rated below investment-grade. The Portfolio may invest in securities rated D by S&P at the time of purchase, which may be in default with respect to payment of principal or interest.


The Portfolio  invests  primarily in companies  whose  individual  equity market capitalizations would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small, medium and large-sized companies based in 22 markets around the globe. Based on this policy, the companies held by the Portfolio typically will have individual equity market capitalizations of between approximately $50 million and $2 billion (although the Portfolio will be free to invest in smaller capitalization issues that satisfy the Portfolio's size standard). Furthermore, the median market capitalization of the Portfolio will not exceed $750 million.

The equity securities in which the Portfolio may invest consist of common stocks, preferred stocks (either convertible or nonconvertible), rights and warrants. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. For capital appreciation purposes, the Portfolio may purchase notes, bonds, debentures, government securities and zero coupon bonds (any of which may be convertible or nonconvertible). The Portfolio may invest in foreign securities and American Depositary Receipts which may be sponsored or unsponsored. The Portfolio may also invest in closed-end investment companies holding foreign securities, and engage in strategic transactions. In addition, the Portfolio may invest in illiquid or restricted securities. For temporary defensive purposes, the Portfolio may, during periods in which conditions in securities markets warrant, invest without limit in cash and cash equivalents.

The Global Discovery Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and changes in foreign currency exchange rates.

SPECIAL RISK CONSIDERATIONS FOR GLOBAL DISCOVERY PORTFOLIO

The Portfolio is designed for long-term investors who can accept international investment risk. Since the Portfolio normally will invest in both U.S. and foreign securities markets, changes in the Portfolio's share price may have a low correlation with movements in the U.S. markets, which enhances the Portfolio's appeal as a diversification tool. The Portfolio's share price will reflect the movements of the different stock markets in which it is invested and the different currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies is likely to account for part of the Portfolio's investment performance, although the Adviser believes that, over the long term, the impact of currency changes on Portfolio performance will not be as significant as changes in the underlying investments. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

Global investing involves economic and political considerations not typically found in U.S. markets. These considerations, which may favorably or unfavorably affect the Portfolio's performance, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Portfolio), war, expropriation, political and social instability, and diplomatic developments.

Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The Adviser seeks to mitigate the risks associated with these considerations through diversification and active professional management.

There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Portfolio may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.

INTERNATIONAL PORTFOLIO


The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries, excluding the United States.


The Portfolio invests primarily in equity securities of established companies, listed on foreign exchanges, which the Adviser believes have favorable characteristics. It may also invest in fixed income securities of foreign governments and companies. However, management intends to maintain a portfolio consisting primarily of equity securities. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation (see "POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS--Foreign Securities").

The Portfolio has no present intention of altering its general policy of being primarily invested under normal conditions in foreign securities. However, in the event of exceptional conditions abroad, the Portfolio may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

The International Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and changes in foreign currency exchange rates.

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                             POLICIES AND TECHNIQUES
                          APPLICABLE TO THE PORTFOLIOS
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Except as otherwise noted below, the following description of additional investment policies and techniques is applicable to all of the Portfolios.


REPURCHASE AGREEMENTS

As a means of earning income for periods as short as overnight, the Fund, on behalf of a Portfolio, may enter into repurchase agreements with U.S. and foreign banks, and any broker-dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be of a sufficiently high quality. Under a repurchase agreement, a Portfolio acquires securities, subject to the seller's agreement to repurchase those securities at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the seller agrees to maintain the market value of such securities at least equal to 100.5% of the repurchase price on a daily basis. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings of the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in value of the securities, before being able to sell the securities.

DEBT SECURITIES

The Bond, Balanced, Capital Growth and Global Discovery Portfolios may each invest in debt securities rated below investment-grade (those rated below Baa or BBB). These securities are commonly referred to as "junk bonds" and can entail greater price volatility and involve a higher degree of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower rated debt securities may decline significantly in periods of general economic difficulty. The trading market for these securities is generally less liquid than for higher rated securities, and a Portfolio may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. The lower the ratings of such debt securities, the greater their risks render them like equity securities. In addition, as interest rates fall, the prices of debt securities tend to rise and vice versa. Should the rating of any security held by a Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

ILLIQUID OR RESTRICTED INVESTMENTS

The Portfolios may each invest in illiquid or restricted securities. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price.


CONVERTIBLE SECURITIES

The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest in convertible securities (bonds, notes, debentures, preferred stocks and other securities convertible into common stocks) which may offer higher income than the common stocks into which they are convertible. The convertible securities in which each Portfolio may invest include fixed income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible securities.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. Convertible securities entail less credit risk than the issuer's common stock. The ratings of the convertible securities in which the Portfolios invest will be comparable to the ratings of the Portfolios' fixed income securities.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

The Bond Portfolio and the Balanced Portfolio may each invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, either Portfolio may invest in mortgage-backed securities issued by other issuers, such as the Federal National Mortgage Association, ("FNMA"), which are not guaranteed by the U.S. Government. Moreover, the Portfolios may invest in debt securities which are secured with collateral consisting of mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), and in other types of mortgage-related securities.

Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and lessen their growth potential. Either Portfolio may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolio to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolio, the prepayment right of mortgagors may limit the increase in net asset value of the Portfolio because the value of the mortgage-backed securities held by the Portfolio may not appreciate as rapidly as the price of non-callable debt securities.

The Portfolios may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution. Asset-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.


FOREIGN SECURITIES

The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest without limit, except as may be applicable to debt securities generally, in U.S. dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to a Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Adviser. The Bond Portfolio may invest up to 20% of its assets in non-U.S. dollar-denominated foreign debt securities. The Balanced Portfolio may invest up to 20% of its debt securities in non-U.S. dollar-denominated foreign debt securities, and may invest up to 25% of its equity securities in non-U.S. dollar-denominated foreign equity securities. The Growth and Income Portfolio may invest up to 25% of its assets in non-U.S. dollar-denominated securities of foreign issuers. The Capital Growth Portfolio may invest up to 25% of its assets, and the Global Discovery and International Portfolios may each invest without limit, in non-U.S. dollar-denominated equity securities of foreign issuers. Global investing involves economic and political considerations not typically found in U.S. markets. These considerations, which may favorably or unfavorably affect the Fund's performance, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Fund), war, expropriation, political and social instability, and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The Adviser seeks to mitigate the risks associated with these considerations through diversification and active professional management.


WHEN-ISSUED SECURITIES


A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for such securities take place at a later date. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining the net asset value of a Portfolio. The market value of the when-issued or forward delivery securities may be more or less than the purchase price payable at the settlement date. The Fund does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or forward delivery basis. Each Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities and other liquid assets at least equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


INDEXED SECURITIES

The Bond Portfolio and the Balanced Portfolio may each invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Fund will bear the market risk of the reference instrument.

LOANS OF PORTFOLIO SECURITIES


The Fund may lend the portfolio securities of any Portfolio (other than the Money Market Portfolio) provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the value of such securities loaned will not at any time exceed 10% of the value of the Portfolio's total assets. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, the Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower.


ZERO COUPON SECURITIES


The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest in zero coupon securities, including U.S. Government securities and privately stripped coupons on and receipts for U.S. Government securities. These securities pay no cash income but are issued at substantial discounts from their value at maturity. When held to maturity, their entire return, which consists of the accretion of discount, comes from the difference between their issue price and their maturity value. Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

REAL ESTATE INVESTMENT TRUSTS

The Bond Portfolio and the Growth and Income Portfolio each may purchase instruments such as real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements.


DERIVATIVES

The following descriptions of Options, Options on Securities Indexes, Futures Contracts, and Forward Foreign Currency Exchange Contracts, Foreign Currency Futures Contracts and Foreign Currency Options discuss types of derivatives in which certain of the Portfolios may invest.

OPTIONS

The Fund may write covered call options on securities of any Portfolio (other than the Money Market Portfolio) in an attempt to earn income. The Balanced, Growth and Income, Capital Growth and International Portfolios may each also write put options to a limited extent in an attempt to earn additional income on their portfolios, consistent with their investment objectives, and they may purchase call and put options for hedging purposes. Risks associated with writing put options include the possible inability to effect closing transactions at favorable prices. In addition, the Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. Over-the-counter options purchased by the Fund and portfolio securities "covering" the Fund's obligation pursuant to an over-the-counter option may be deemed to be illiquid and may not be readily marketable. The Adviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Trustees. The Fund may forego the benefit of appreciation in its Portfolios on securities sold pursuant to call options.

OPTIONS ON SECURITIES INDEXES


The Bond, Balanced, Growth and Income, Capital Growth and International Portfolios may each purchase put and call options on securities indexes to hedge against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities. Options on securities indexes are similar to options on securities except that settlement is made in cash.


Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. In this respect, purchasing a stock index put option is analogous to the purchase of a put on a securities index futures contract.

A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Portfolio may also allow options to expire unexercised.

FUTURES CONTRACTS

To protect against the effects of adverse changes in interest rates (sometimes known as "hedging"), the Bond, Balanced and International Portfolios may each, to a limited extent, enter into futures contracts on debt securities. Such futures contracts obligate the Fund, at maturity, to purchase or sell certain debt securities. The Bond, Balanced, Growth and Income, Capital Growth and International Portfolios may each enter into securities index futures contracts to protect against changes in securities market prices. Each of these five Portfolios may purchase and write put and call options on futures contracts of the type which such Portfolio is authorized to enter into and may engage in related closing transactions. This type of option must be traded on a U.S. or foreign exchange or board of trade.

When interest rates are rising or stock or security prices are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When rates are falling or stock or security prices are rising, these contracts can secure better rates or prices for a Portfolio than might later be available in the market when it makes anticipated purchases.

The Fund will engage in transactions in futures contracts and options thereon only in an effort to protect a Portfolio against a decline in the value of the Portfolio's securities or an increase in the price of securities that the

Portfolio intends to acquire. Also, the initial margin deposits for futures contracts and premiums paid for related options may not be more than 5% of a Portfolio's total assets. These transactions involve brokerage costs and require the Fund to segregate assets, such as cash, U.S. Government securities and other liquid assets, of a Portfolio to cover contracts which would require it to purchase securities. A Portfolio may lose the expected benefit of the transactions if interest rates or stock prices move in an unanticipated manner. Such unanticipated changes in interest rates or stock prices may also result in poorer overall performance in a Portfolio than if the Fund had not entered into any futures transactions for that Portfolio. A Portfolio would be required to make and maintain "margin" deposits in connection with transactions in futures contracts.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY
FUTURES CONTRACTS AND FOREIGN CURRENCY OPTIONS

The Bond, Balanced, Growth and Income, Capital Growth and International Portfolios may each enter into forward foreign currency exchange contracts ("forward contracts") to the extent of 15% of the value of their respective total assets, for hedging purposes. A forward contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or with a specified range of prices.

The International Portfolio may also enter into foreign currency futures contracts and foreign currency options to the extent of 15% of the value of its total assets, for hedging purposes. Foreign currency futures contracts are standardized contracts traded on commodities exchanges which involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. The Portfolio may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not engaged in forward contracts, foreign currency futures contracts and foreign currency options.

STRATEGIC TRANSACTIONS AND DERIVATIVES APPLICABLE TO GLOBAL
DISCOVERY PORTFOLIO


The Global Discovery Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


In the course of pursuing these investment strategies, the Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Portfolio may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

SPECIAL SITUATION SECURITIES

From time to time, the Global Discovery Portfolio may invest in equity or debt securities issued by companies that are determined by the Adviser to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough and new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investments therefore may not appreciate in value or may decline in value.

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                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

Unless specified to the contrary, the following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder and as used in this prospectus, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio). Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

The Fund may not,  on behalf  of any  Portfolio,  except  the  Global  Discovery
Portfolio:

      (1)with respect to 75% of the value of the total assets of a Portfolio, invest more than 5% of the value of the Portfolio's total assets in the securities of any one issuer, except U.S. Government securities and, with respect to 100% of the value of the total assets of a Portfolio, the Fund may not invest more than 25% of the value of the Portfolio's total assets in the securities of any one issuer, except U.S. Government securities;

      (2)pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by the investment restriction (8) below, it may pledge securities having a market value at the time of pledge not exceeding 15% of the value of a Portfolio's total assets and except in connection with the writing of covered call options and the purchase and sale of futures contracts and options on futures contracts;

      (3)make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies and the entry into repurchase agreements may be deemed to be loans;

      (4)enter into repurchase agreements or purchase any securities if, as a result thereof, more than 10% of the total assets of a Portfolio (taken at market value) would be, in the aggregate, subject to repurchase agreements maturing in more than seven days and invested in restricted securities or securities which are not readily marketable;

      (5)purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio;

      (6)purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

      (7)purchase or sell any put or call options or any combination thereof, except that the Fund may purchase and sell options on futures contracts on debt securities, options on securities indexes and securities index futures contracts and write covered call option contracts on securities owned by a Portfolio, and may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"), and except that the International Portfolio may also purchase and sell options on foreign currency and on foreign currency futures contracts.

      (8)borrow money except from banks as a temporary measure for extraordinary or emergency purposes (each Portfolio is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities for a Portfolio will be made while borrowings of that Portfolio exceed 5% of the Portfolio's assets (the payment of interest on borrowings by a Portfolio will reduce that Portfolio's income). In addition, the Board of Trustees has adopted a policy whereby each Portfolio of the Fund may borrow up to 10% of its total assets; provided, however, that each Portfolio may borrow up to 25% of its total assets for extraordinary or emergency purposes, including the facilitation of redemptions.

In addition, the Fund may not, on behalf of the Global Discovery Portfolio:

    (1) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

    (2) purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and
        (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

    (3) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

    (4) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Fund; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

    (5) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, wholly-owned finance companies are considered to be in the same industry of their parents if their activities are primarily related to financing the activities of their parents and each foreign government, its agencies or instrumentalities as well as supranational organizations as a group, are each considered to be a separate industry);

    (6) with respect to 75% of its total assets taken at market value purchase more than 10% of the voting securities of any one issuer, or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of closed end investment companies;

    (7) make loans to other persons, except (a) loans of portfolio securities, provided collateral is maintained at not less than 100% by marking to market daily, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value (see "NET ASSET VALUE").
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                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Fund retains the investment advisory firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, Two International Place, Boston, Massachusetts
02110-4103, to manage each Portfolio's daily investment and business affairs subject to the policies established by the Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law. The Adviser is one of the most experienced investment counsel firms in the United States. It was established in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. The principal source of the Adviser's income is professional fees received from providing continuing investment advice, and the firm derives no income from brokerage, insurance or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. Directly or through affiliates, the Adviser provides investment advice to over 50 mutual fund portfolios.

For its advisory services to the Portfolios, the Adviser receives compensation monthly at the following annual rates for each Portfolio:

                                                       Percent of the average
                                                       daily net asset values
                     Portfolio                           of each Portfolio
                     ---------                           -----------------

            Money Market Portfolio                             .370%

            Bond Portfolio                                     .475%

            Balanced Portfolio                                 .475%

            Growth and Income Portfolio                        .475%

            Capital Growth Portfolio                           .475%

            Global Discovery Portfolio                         .975%


            International Portfolio                            .875%*




* For any calendar month during which the average daily net assets of International Portfolio exceed $500,000,000, the fee payable for that month, with respect to the excess over $500,000,000, is calculated at an annual rate of .775%. As a result, the Adviser received compensation at an annual rate of .863% for the fiscal year ended December 31, 1996.

The investment advisory fees for the Global Discovery Portfolio and the International Portfolio are higher than those charged many funds which invest primarily in U.S. securities, but are not necessarily higher than those charged to funds with investment objectives similar to the investment objectives of these Portfolios.


Under the investment advisory agreements between the Fund, on behalf of each Portfolio, and the Adviser, the Fund is responsible for all its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Adviser; the cost of preparing and distributing reports and notices to shareholders. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The Adviser, through Scudder Investor Services, Inc., a subsidiary of the Adviser, places portfolio transactions on behalf of the Fund's Portfolios. In so doing, the Adviser seeks to obtain the most favorable net results. Subject to the foregoing, the Adviser may consider sales of VA contracts and VLI policies for which the Fund is an investment option, as a factor in the selection of firms to execute portfolio transactions.


In addition to payments for investment advisory services provided by the Adviser, the Trustees, consistent with the Fund's investment advisory agreements and underwriting agreement, have approved payments to the Adviser and Scudder Fund Accounting Corporation for clerical, accounting and certain other services they may provide the Fund.


Until April 30, 1998, the Adviser has agreed to waive part or all of its fees for the Global Discovery Portfolio to the extent that the Portfolio's expenses, excluding Rule 12b-1 fees, will be maintained at 1.50% of average net assets.


PORTFOLIO MANAGEMENT

Each Portfolio is managed by a team of Scudder investment professionals who each play an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for the Portfolios. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

MONEY MARKET PORTFOLIO


Lead Portfolio Manager Stephen L. Akers has led Money Market Portfolio's day-to-day management since 1995. Mr. Akers joined the team in 1995 and has managed several fixed-income portfolios since joining Scudder in 1984. David Wines, Portfolio Manager, joined Scudder and the team in 1996. Mr. Wines helps set the Portfolio's overall strategy and has eight years of investment industry experience. Nicca Alcantara, Portfolio Manager, has responsibility for the Portfolio's day-to-day investments. Ms. Alcantara, who came to Scudder in 1984, has worked as a portfolio manager since 1989 and joined the team in 1990. Debra
A. Hanson, Portfolio Manager, joined the team in 1996. Ms. Hanson assists with the development and execution of investment strategy and has been with Scudder since 1983.


BOND PORTFOLIO

Lead Portfolio Manager William M. Hutchinson has had responsibility for overseeing the Portfolio's day-to-day operations and has guided the Portfolio's investment strategy since 1996. Mr. Hutchinson, who has 23 years of investment experience, came to Scudder in 1986 as a portfolio manager and joined the team in 1987. Ruth Heisler, Portfolio Manager, helps set the Portfolio's investment strategy. Ms. Heisler, who has over 40 years of fixed-income investing experience, joined the team in 1986.

BALANCED PORTFOLIO


Lead Portfolio Manager Valerie F. Malter joined Scudder in 1995 and is responsible for the Portfolio's investment strategy and daily operation. Ms. Malter has 11 years of experience as an analyst covering a wide range of industries, and three years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations. William
M. Hutchinson, Portfolio Manager, helps set Scudder's overall fixed-income investment strategy. Mr. Hutchinson, who has 23 years of investment experience, came to Scudder in 1986 as a portfolio manager. Ruth Heisler, Portfolio Manager, has had responsibility for the Portfolio's fixed-income investments since she joined the team in 1986. Ms. Heisler has been involved with bond research and investing at Scudder since 1953.

GROWTH AND INCOME PORTFOLIO


Lead Portfolio Manager Robert T. Hoffman has responsibility for setting Growth and Income Portfolio's stock investing strategy and oversees the Portfolio's day-to-day operations. Mr. Hoffman, who joined Scudder in 1990 as a portfolio manager, has 13 years of experience in the investment industry, including several years of pension fund management experience. Kathleen T. Millard, Portfolio Manager, has worked in the investment industry since 1983 and as a portfolio manager since 1986. Ms. Millard, who joined Scudder in 1991, also focuses on stock investing strategy and stock selection. Benjamin W. Thorndike, Portfolio Manager, is the Portfolio's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder in 1983 as a portfolio manager. Lori J. Ensinger, Portfolio Manager, joined the team in 1996. Ms. Ensinger, who has 14 years of investment industry experience, focuses on stock selection and investment strategy, a role she has played since joining Scudder in 1993. Deborah Chaplin, Portfolio Manager, joined Scudder and the team in 1996. Ms. Chaplin has five years of investment experience as a securities analyst and institutional portfolio manager.


CAPITAL GROWTH PORTFOLIO


Lead Portfolio Manager William F. Gadsden assumed responsibility for setting Capital Growth Portfolio's stock investing strategy and overseeing the Portfolio's day-to-day operations in 1995. Mr. Gadsden joined the team in 1989 and Scudder in 1983 and has 15 years of investment experience. Bruce F. Beaty, Portfolio Manager, joined the team in 1995 and has been a portfolio manager since joining Scudder in 1991.


GLOBAL DISCOVERY PORTFOLIO


Lead Portfolio Manager Gerald J. Moran sets the Portfolio's investment strategy and oversees its daily operation. Mr. Moran joined Scudder's equity research and management area in 1968 as an analyst and has focused on small company stocks since 1982 and has been a portfolio manager since 1985. Sewall Hodges, Portfolio Manager, joined Scudder in 1995. Mr. Hodges, who has 11 years of experience in global analysis and portfolio management, focuses on the Portfolio's stock selection and research.


INTERNATIONAL PORTFOLIO


Lead Portfolio Manager Carol L. Franklin sets International Portfolio's investment strategy and has responsibility for the Portfolio's daily operation. Ms. Franklin, who joined the team in 1989, has worked on equity investing at Scudder as a portfolio manager since 1981. Nicholas Bratt, Portfolio Manager, has been a member of the Portfolio team since 1987 and has 23 years of experience in worldwide investing, including 21 years of experience as a portfolio manager. Mr. Bratt, who has worked at Scudder since 1976, is the head of Scudder's Global Equity Department. Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since joining Scudder in 1992.

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                                   DISTRIBUTOR
--------------------------------------------------------------------------------

The Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a subsidiary of Scudder, Stevens & Clark, Inc. Located at Two International Place, Boston, Massachusetts 02110-4103, the Distributor is a Massachusetts corporation formed in 1947.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of Shares, and the registration and qualification of Shares for sale with the Securities and Exchange Commission and in the various states, including registering the Fund as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing Class B shareholders and any notice, proxy statement, report, prospectus or other communication to Class B shareholders of the Fund, printing and mailing confirmations of purchases of the Shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for Class B shareholders, wiring funds for Share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

Subject to the Fund's reimbursing the Distributor for such fees and expenses as may be paid by the Fund pursuant to the Rule 12b-1 plan in effect for the Shares of the Fund (as discussed below), the Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Shares, and preparing, printing and mailing any other literature or advertising in connection with the offering of the Shares to the
Participating Insurance Companies. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of Shares issued by the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Fund (the "Plan"). Pursuant to the Plan, each Portfolio participating in the Plan may pay the Distributor (for remittance to a Participating Insurance Company) for various costs incurred or paid by such company in connection with the distribution of Shares of that Portfolio. Depending on the Participating Insurance Company's corporate structure and applicable state law, the Distributor may remit payments to the Participating Insurance Company's affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

The Plan provides that the Fund, on behalf of each Portfolio, shall pay the Distributor in its capacity as principal underwriter of the Shares, a fee of up to 0.25% of the average daily net assets of a Portfolio attributable to its Shares. Under the terms of the Plan, the Fund is authorized to make payments quarterly to the Distributor for remittance to a Participating Insurance Company, in order to pay or reimburse such Participating Insurance Company for distribution and shareholder servicing-related expenses incurred or paid by such Participating Insurance Company. The Plan also provides, however, that no such payment shall be made with respect to any quarterly period in excess of an amount determined for such a period at the annual rate of 0.25% of the average daily net assets of Shares of the Portfolios attributable to that Participating Insurance Company's VA contracts and VLI policies during that quarterly period.

Expenses payable pursuant to the Plan may include, but are not necessarily limited to: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective VA contract and VLI policy owners; (b) those relating to the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund and including materials intended for use within the Participating Insurance Company, or for broker-dealer only use or retail use; (c) holding seminars and sales meetings designed to promote the distribution of Fund Shares;
(d) obtaining information and providing explanations to VA contract and VLI policy owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Fund; (f) compensating sales personnel in connection with the allocation of cash values and premiums of the VA contracts and VLI policies to the Fund; (g) personal service and/or maintenance of VA contract and VLI policy owner accounts with respect to Fund Shares attributable to such accounts; and (h) financing any other activity that the Fund's Board of Trustees determines is primarily intended to result in the sale of Shares.

As agent, the Distributor currently offers shares of the Portfolio continuously to the separate accounts of Participating Insurance Companies in all states in which it is registered or where permitted by applicable law. The underwriting agreements provide that the Distributor accepts orders for shares at net asset value. The Distributor has made no firm commitment to acquire shares of the Fund.

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                            PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------


Except for the Money Market Portfolio, which does not offer separate classes of shares, the Fund offers two classes of shares on behalf of each Portfolio: Class A shares are offered at net asset value and are not subject to fees imposed pursuant to a Distribution Plan. Class B shares are offered at net asset value and are subject to fees imposed pursuant to a Distribution Plan.


The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to VA contracts and VLI policies. Orders received by the Fund or its agent are effected on days on which the New York Stock Exchange (the "Exchange") is open for trading. For orders received before the close of regular trading on the Exchange (normally 4 p.m., eastern time), such purchases and redemptions of the shares of each Portfolio are effected at the respective net asset values per share determined as of the close of regular trading on the Exchange on that same day except that, in the case of the Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund (see "NET ASSET VALUE"). Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co. on behalf of the Fund and the relevant Portfolios within seven days thereafter. No fee is charged the shareholders when they redeem Portfolio shares.


The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the Exchange is closed, other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Fund; or (iv) at any time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Should any conflict between VA contract and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.
--------------------------------------------------------------------------------

                                 NET ASSET VALUE
--------------------------------------------------------------------------------

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m., eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated for purchases and redemptions for each Portfolio by dividing the current market value (amortized cost value in the case of the Money Market Portfolio) of total Portfolio assets, plus other assets, less all liabilities, by the total number of shares outstanding.
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                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

From time to time, quotations of the Money Market Portfolio's "yield" and "effective yield" may be included in advertisements, sales literature or reports to shareholders or prospective investors. Both yield figures are based on the historical performance of the Portfolio and show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of the Money Market Portfolio refers to the net investment income generated by the Portfolio over a specified seven-day period (the ending date of which will be stated). Included in "net investment income" is the amortization of market premium or accretion of market and original issue discount. This income is then "annualized." That is, the amount of income generated by the Portfolio during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Portfolio will vary based on, among other things, changes in market conditions, the level of interest rates and the level of the Portfolio's expenses.

BOND PORTFOLIO

From time to time, quotations of the Bond Portfolio's yield may be included in advertisements, sales literature or reports to shareholders or prospective investors. Yield figures are based on historical performance of the Bond Portfolio and show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of the Bond Portfolio refers to net investment income generated by the Bond Portfolio over a specified thirty-day (or one month) period. This income is then "annualized." That is, the amount of income generated by the Bond Portfolio during that thirty-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

ALL PORTFOLIOS

From time to time, quotations of a Portfolio's total return may be included in advertisements, sales literature or reports to shareholders or prospective investors. Total return figures are based on historical performance of the Portfolio and show the performance of a hypothetical investment and are not intended to indicate future performance. The total return of a Portfolio refers to return assuming an investment has been held in the Portfolio for one year, five years and ten years or for the life of the Portfolio (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in a Portfolio. Cumulative total return represents the cumulative change in value of an investment in a Portfolio. Both will assume that all dividends and capital gains distributions were reinvested.

Yield and total return for a Portfolio will vary based on, among other things, changes in market conditions and the level of the Portfolio's expenses.
--------------------------------------------------------------------------------

                        VALUATION OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

Pursuant to a Rule of the Securities and Exchange Commission, the Money Market Portfolio will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost plus constant accretion/amortization to maturity of any discount/premium every day.

By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share for the Money Market Portfolio, despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of the Money Market Portfolio were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Money Market Portfolio. However, as a result of certain procedures adopted by the Fund, the Adviser believes any difference will normally be minimal.

OTHER PORTFOLIOS

An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price as of the close of regular trading on the Exchange on each day the Exchange is open for trading. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation. An unlisted equity security which is traded on the NASDAQ system is valued at the most recent sale price or, if there are no such sales, the security is valued at the high or "inside" bid quotation supplied through such system. Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Trustees believe approximates market value. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. Please refer to the section entitled "NET ASSET VALUE" in the Fund's Statement of Additional Information for more information concerning valuation of portfolio securities.
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                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Internal Revenue Code of 1986 (the "Code") provides that each portfolio of a series fund is to be treated as a separate taxpayer. Accordingly, each Portfolio of the Fund intends to qualify as a separate regulated investment company under Subchapter M of the Code.

Each Portfolio of the Fund intends to comply with the diversification requirements of Code Section 817(h). By meeting this and other requirements, the Participating Insurance Companies, rather than the holders of VA contracts and VLI policies, should be subject to tax on distributions received with respect to Portfolio shares. For further information concerning federal income tax consequences for the holders of the VA contracts and VLI policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

As a regulated investment company, each Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains to the extent such income and gains are distributed in conformity with applicable distribution requirements under the Code to the separate accounts of the Participating Insurance Companies which hold its shares. Distributions of income and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income and distributions of the excess of net long-term capital gain over net short-term capital loss will be treated as long-term capital gain by the Participating Insurance Companies. Participating Insurance Companies should consult their own tax advisers as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


The Money Market Portfolio will declare a dividend of its net investment income daily and distribute such dividend monthly. Distributions will be made shortly after the first business day of each month following declaration of the dividend. The Bond, Balanced, Growth and Income and Capital Growth Portfolios will declare and distribute dividends from their net investment income, if any, quarterly, in January, April, July and October. The Global Discovery and International Portfolios each intend to distribute their net investment income annually within three months of the Fund's fiscal year-end of December 31, although an additional distribution may be made if necessary. Each of these Portfolios will distribute its capital gains, if any, within three months of the fiscal year-end. For all Portfolios, dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. All distributions will be reinvested in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. Participating Insurance Companies will be informed about the amount and character of distributions from the relevant Portfolio for federal income tax purposes. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

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                           SHAREHOLDER COMMUNICATIONS
--------------------------------------------------------------------------------

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Fund and the market values thereof as determined by the Trustees and will provide other information about the Fund and its operations.

Participating Insurance Companies with inquiries regarding the Fund may call the Fund's underwriter, Scudder Investor Services, Inc. at 1-617-295-1000 or write Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.
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                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

FUND ORGANIZATION AND SHAREHOLDER INDEMNIFICATION

The Fund was organized in the Commonwealth of Massachusetts as a "Massachusetts business trust" on March 15, 1985. The Fund's shares of beneficial interest are presently divided into seven separate series. Additional series and classes of shares may be created from time to time. The Fund has adopted a plan pursuant to Rule 18f-3 under the 1940 Act to permit the Fund to establish a multiple class distribution system for all of its Portfolios, except Money Market Portfolio.
The plan was approved by the Fund's Board of Trustees at a special meeting on October 5, 1995.

Under the Fund's multi-class system, shares of each class of a multi-class Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its "class expenses;" (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate exchange privileges; and (6) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Fund's Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, payments to the Distributor pursuant to the distribution plan for that class, Fund transfer agent fees attributable to a specific class, and certain securities registration fees.


Each Portfolio (except Money Market Portfolio) has two classes of shares, designated as Class A Shares and Class B Shares, each of which is offered at net asset value. Class B Shares, which are sold subject to a Rule 12b-1 fee, are offered pursuant to this prospectus. Class A Shares, which are not sold subject to a Rule 12b-1 fee, are offered to certain Participating Insurance Companies pursuant to a separate prospectus. Participating Insurance Companies with inquiries regarding Class A Shares may call or write to the Fund's underwriter, Scudder, Stevens & Clark, Inc. at the number and address listed above.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.


OTHER INFORMATION

The activities of the Fund are supervised by the Trustees.

Although the Fund does not intend to hold annual meetings, shareholders of the Fund have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders have one vote for each share held. Fractional shares have fractional votes.


As of December 31, 1996, Aetna Life Insurance and Annuity Company owned 22.31%, Banner Life Insurance Company owned 1.87%, Charter National Life Insurance Company owned 26.09%, Companion Life Insurance Company of New York owned 0.01%, Fortis Benefits Life Insurance Company owned 0.19%, Intramerica Life Insurance Company owned 3.24%, Lincoln Benefit Life Insurance Company owned 0.57%, Mutual of America Life Insurance Company owned 29.05%, Paragon Life Insurance Company owned 0.14%, Providentmutual Life and Annuity Company of America owned 1.12%, Safeco Life Insurance Companies owned 3.11%, Security First Life Insurance Company owned 0.14%, Southwestern Life Insurance Company owned 0.43%, The Union Central Life Insurance Company owned 8.23%, United Companies Life Insurance Company owned 0.25%, United of Omaha owned 1.02%, USAA Life Insurance Company owned 0.66% and Washington National Life Insurance Company owned 2.24% of the Fund's outstanding shares.


Each Portfolio of the Fund has a December 31 fiscal year end.

Portfolio securities of the Money Market, Bond, Balanced, Growth and Income, and Capital Growth Portfolios are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. Portfolio securities of Global Discovery and International Portfolios are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, is the transfer and dividend paying agent for the Fund.

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of each Portfolio.

The firm of Dechert Price & Rhoads, Boston, Massachusetts, is counsel for the Fund.

The Fund's Statement of Additional Information and this prospectus omit certain information contained in the Registration Statement which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

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                              TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

David B. Watts*
President and Trustee

Daniel Pierce*
Vice President and Trustee

Dr. Kenneth Black, Jr.
Trustee; Regents' Professor Emeritus of Insurance, Georgia State University

Dr. Rosita P. Chang
Trustee; Professor of Finance,
University of Rhode Island

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dr. J. D. Hammond
Trustee; Dean, Smeal College of Business Administration,
Pennsylvania State University


Stephen L. Akers*
Vice President


Thomas S. Crain*
Vice President


Carol Franklin*
Vice President

William F. Gadsden*
Vice President


Jerard K. Hartman*
Vice President


Robert T. Hoffman*
Vice President

William M. Hutchinson*
Vice President


Richard A. Holt*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President


Valerie F. Malter*
Vice President


Steven M. Meltzer*
Vice President


Gerald J. Moran*
Vice President


Randall K. Zeller*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

*Scudder, Stevens & Clark, Inc.

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                                    APPENDIX
--------------------------------------------------------------------------------

The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds.

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                             Two International Place

                        Boston, Massachusetts 02110-4103


        An open-end management investment company which currently offers shares of beneficial interest of seven diversified Portfolios which seek, respectively, (i) stability and current income from a portfolio of money market instruments, (ii) high income from a high quality portfolio of bonds, (iii) a balance of growth and
              income, as well as long-term preservation of capital,
                from a diversified portfolio of equity and fixed
              income securities, (iv) long-term growth of capital,
              current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks, (v) long-term capital
            growth from a a portfolio consisting primarily of equity
                         securities, (vi) above-average
              capital appreciation over the long term by investing
              primarily in the equity securities of small companies
                        located throughout the world, and
              (vii) long-term growth of capital principally from a
               diversified portfolio of foreign equity securities

                                 (A Mutual Fund)





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                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1997

                      CLASS A SHARES OF BENEFICIAL INTEREST




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         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Scudder Variable Life Investment Fund dated May 1, 1997, as may be amended from time to time, a copy of which may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering certain variable annuity contracts and variable life insurance policies, or Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.


                                                   TABLE OF CONTENTS
                                                                                                                   Page
INVESTMENT OBJECTIVES AND POLICIES....................................................................................1
         Money Market Portfolio.......................................................................................1
         Bond Portfolio...............................................................................................2
         Balanced Portfolio...........................................................................................3
         Growth and Income Portfolio..................................................................................5
         Capital Growth Portfolio.....................................................................................5
         Global Discovery Portfolio...................................................................................6
         Risk Factors Regarding Global Discovery Portfolio............................................................7
         International Portfolio.....................................................................................13

POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS.................................................................14
         Repurchase Agreements.......................................................................................14
         Debt Securities.............................................................................................15
         Illiquid or Restricted Securities...........................................................................15
         Trust Preferred Securities..................................................................................16
         Zero Coupon Securities......................................................................................16
         Real Estate Investment Trusts...............................................................................17
         Mortgage-Backed Securities and Mortgage Pass-Through Securities.............................................17
         Collateralized Mortgage Obligations ("CMOs")................................................................18
         FHLMC Collateralized Mortgage Obligations...................................................................19
         Other Mortgage-Backed Securities............................................................................19
         Other Asset-Backed Securities...............................................................................19
         Municipal Obligations.......................................................................................21
         Convertible Securities......................................................................................21
         Depositary Receipts.........................................................................................22
         Foreign Securities..........................................................................................22
         Limitations on Holdings of Foreign Securities for the Bond, Balanced, Growth and Income
              and International Portfolios...........................................................................23
         Indexed Securities..........................................................................................23
         When-Issued Securities......................................................................................24
         Loans of Portfolio Securities...............................................................................24
         Borrowing...................................................................................................24
         Options for the Bond, Balanced, Growth and Income and International Portfolios..............................25
         Securities Index Options....................................................................................26
         Futures Contracts...........................................................................................27
         Futures on Debt Securities..................................................................................27
         Limitations on the Use of Futures Contracts and Options on Futures..........................................29
         Foreign Currency Transactions...............................................................................30
         Strategic Transactions and Derivatives Applicable to the Global Discovery Portfolio.........................32
         Debt Securities.............................................................................................39
         High Yield, High Risk Securities............................................................................39
         Combined Transactions.......................................................................................40
         Risks of Specialized Investment Techniques Abroad...........................................................40

INVESTMENT RESTRICTIONS..............................................................................................40

PURCHASES AND REDEMPTIONS............................................................................................42

INVESTMENT ADVISER AND DISTRIBUTOR...................................................................................43
         Investment Adviser..........................................................................................43
         Personal Investments by Employees of the Adviser............................................................46
         Distributor.................................................................................................46

MANAGEMENT OF THE FUND...............................................................................................48
         Trustees and Officers.......................................................................................48



                                        i

                                             TABLE OF CONTENTS (continued)
                                                                                                                   Page

REMUNERATION.........................................................................................................50
         Responsibilities of the Board--Board and Committee Meetings.................................................50
         Compensation of Officers and Trustees.......................................................................50

NET ASSET VALUE......................................................................................................51

TAX STATUS...........................................................................................................52

DIVIDENDS AND DISTRIBUTIONS..........................................................................................56
         Money Market Portfolio......................................................................................56
         Global Discovery Portfolio and International Portfolio......................................................56
         Other Portfolios............................................................................................57

PERFORMANCE INFORMATION..............................................................................................57
         Money Market Portfolio......................................................................................57
         Bond Portfolio..............................................................................................58
         All Portfolios..............................................................................................58
         Comparison of Portfolio Performance.........................................................................60

SHAREHOLDER COMMUNICATIONS...........................................................................................65

ORGANIZATION AND CAPITALIZATION......................................................................................65
         General.....................................................................................................65
         Shareholder and Trustee Liability...........................................................................66

ALLOCATION OF PORTFOLIO BROKERAGE....................................................................................66

PORTFOLIO TURNOVER...................................................................................................68

EXPERTS..............................................................................................................68

COUNSEL..............................................................................................................68

ADDITIONAL INFORMATION...............................................................................................68

FINANCIAL STATEMENTS.................................................................................................69

APPENDIX
         Description of Bond Ratings
         Description of Commercial Paper Ratings

                       INVESTMENT OBJECTIVES AND POLICIES

                    (See "INVESTMENT CONCEPT OF THE FUND" and
             "INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS"
                           in the Fund's prospectus.)

         Scudder Variable Life Investment Fund (the "Fund") is an open-end, diversified registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, and International Portfolio (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered to the separate accounts of certain life insurance companies ("Participating Insurance Companies").

         Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Money Market Portfolio

         The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Portfolio will use the amortized cost method of securities valuation.

         The Money Market Portfolio purchases U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; domestic and foreign bank certificates of deposit; bankers' acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are dollar-denominated and at the time of purchase are rated, or judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest categories) by any two nationally-recognized rating services such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). In addition, the Adviser seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by the Money Market Portfolio which are rated in the highest category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as "first tier securities." Securities rated in the top two categories which are not first tier securities are known as "second tier securities." Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody's or the equivalent by any nationally-recognized rating service or judged to be equivalent by the Adviser. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. The Money Market Portfolio may also hold cash. Shares of the Portfolio are not insured by an agency of the U.S. Government. Securities and instruments in which the Portfolio may invest may be issued by the U.S. Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

         The Money Market Portfolio may invest in certificates of deposit and bankers' acceptances of large domestic banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers' acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers' acceptances issued by domestic banks. (See "Foreign Securities" in this Statement of Additional Information for further risks of foreign investment.)

         The Money Market Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

         The assets of the Money Market Portfolio consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio's investments varies according to the Adviser's appraisal of money market conditions.

         To ensure diversity of the Portfolio's investments, as a matter of non-fundamental policy the Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

         The net investment income of the Portfolio is declared as a dividend to shareholders daily and distributed monthly in cash or reinvested in additional shares.

Bond Portfolio

         The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances the Portfolio invests at least 65% of its assets in bonds including those of the U.S. Government and its agencies and those of corporations and other notes and bonds paying high current income. The Portfolio may also invest in preferred stocks consistent with the Portfolio's objectives. It will attempt to moderate the effect of market price fluctuation relative to that of a long-term bond by investing in securities with varying maturities and making use of futures contracts on debt securities and related options for hedging purposes.


         The Bond Portfolio may purchase corporate notes and bonds including issues convertible into common stock and obligations of municipalities. The Portfolio may purchase securities of real estate investment trusts ("REITs") and certain mortgage-backed securities. It may purchase U.S. Government securities and obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of Federal Home Loan Banks, Farm Credit Banks and the Federal Home Loan Mortgage Corporation. The Portfolio may also purchase obligations of international agencies such as the International Bank for Reconstruction and Development and the Inter-American Development Bank. Other eligible investments include foreign securities, including non-U.S. dollar-denominated foreign debt securities and U.S. dollar-denominated foreign debt securities (such as those issued by the Dominion of Canada and its provinces), including without limitation, Eurodollar Bonds and Yankee Bonds, mortgage and other asset-backed securities and money market instruments such as commercial paper and bankers' acceptances and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements and may invest in zero coupon securities. The Portfolio invests in a broad range of short-, intermediate-, and long-term securities. Proportions among maturities and types of securities may vary depending upon the prospects for income relative to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates, and other factors.

         The Bond Portfolio invests primarily in high quality securities. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or if unrated, in bonds judged by the Fund's Adviser, to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than

Baa or BBB or, if unrated, of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.


         See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Except for limitations imposed by the Bond Portfolio's investment restrictions, there is no limit as to the proportions of the Portfolio which may be invested in any of the eligible investments; however, it is a policy of the Portfolio that its non-governmental investments will be spread among a variety of companies and will not be concentrated in any industry.

         The Bond Portfolio may invest in securities of the Government National Mortgage Agency, a Government corporation within the U.S. Department of Housing and Urban Development ("GNMAs"). GNMAs are mortgaged-backed securities representing part ownership of a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration
(FHA) or guaranteed by the Veterans Administration (VA). Once approved by GNMA, the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.


         The Bond Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Portfolio's shares will fluctuate with changes in the market prices of the Portfolio's investments, which tend to vary inversely with changes in prevailing interest rates and, to a lesser extent, changes in foreign currency exchange rates.


Balanced Portfolio

         The Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

         In seeking its objectives of a balance of growth and income, as well as long-term preservation of capital, the Portfolio invests in a diversified portfolio of equity and fixed income securities. The Portfolio invests, under normal circumstances, at least 50%, but no more than 75%, of its net assets in common stocks and other equity investments. The Portfolio's equity investments consist of common stocks, preferred stocks, warrants and securities convertible into common stocks, of companies that, in the Adviser's judgment, are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow, or assets relative to the overall market as defined by the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"). The Portfolio will invest primarily in securities issued by medium-to-large sized domestic companies with annual revenues or market capitalization of at least $600 million, and which, in the opinion of the Adviser, offer above-average potential for price appreciation. The Portfolio seeks to invest in companies that have relatively consistent and above-average rates of growth; companies that are in a strong financial position with high credit standings and profitability; firms with important business franchises, leading products, or dominant marketing and distribution systems; companies guided by experienced and motivated managements; and companies selling at attractive market valuations. The Adviser believes that companies with these characteristics will be rewarded by the market with higher stock prices over time and provide investment returns, on average, in excess of the S&P 500.

         At least 65% of the value of the Portfolio's common stocks will be of issuers which qualify, at the time of purchase, for one of the three highest equity earnings and dividends ranking categories (A+, A, or A-) of S&P, or if not ranked by S&P, are judged to be of comparable quality by the Adviser. S&P assigns earnings and dividends rankings to corporations based on a number of factors, including stability and growth of earnings and dividends. Rankings by S&P are not an appraisal of a company's creditworthiness, as is true for S&P's debt security ratings, nor are these rankings intended as a forecast of future stock market performance. In addition to using S&P rankings of earnings and dividends of common stocks, the Adviser conducts its own analysis of a company's history, current financial position, and earnings prospects.

         To enhance income and stability, the Portfolio's remaining assets are allocated to bonds and other fixed income securities, including cash reserves. The Portfolio will normally invest 25% to 50% of its net assets in fixed income securities. However, at least 25% of the Portfolio's net assets will always be invested in fixed income securities. The Portfolio can invest in a broad range of corporate bonds and notes, convertible bonds, and preferred and convertible preferred securities. It may also purchase U.S. Government securities and obligations of federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation. The Portfolio may also invest in obligations of international agencies, foreign debt securities (both U.S. and non-U.S. dollar-denominated), mortgage-backed and other asset-backed securities, municipal obligations, restricted securities issued in private placements and zero coupon securities. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash distributions of interest. The Portfolio may invest in special purpose trust securities ("Trust Preferred Securities").

         For liquidity and defensive purposes, the Portfolio may invest without limit in cash and in money market securities such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements with respect to U.S. Government securities.

         Not less than 50% of the Portfolio's debt securities will be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest ratings categories by any nationally-recognized rating service or (c) if not rated, are judged at the time of purchase, by the Adviser to be of a quality comparable to obligations rated as described in (b) above. Not less than 80% of the debt obligations in which the Portfolio invests will, at the time of purchase, be rated within the three highest ratings categories of any such service or, if not rated, will be judged to be of comparable quality by the Adviser. Up to 20% of the Portfolio's debt securities may be invested in bonds rated below A but no lower than B by Moody's or S&P, or unrated securities judged by the Adviser to be of comparable quality. Debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P and commonly referred to as "junk bonds") and unrated securities of comparable quality, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid than securities in the higher rating categories. Securities rated B involve a high degree of speculation with respect to the payment of principal and interest. Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

         See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


         The Portfolio will, on occasion, adjust its mix of investments among equity securities, bonds, and cash reserves. In reallocating investments, the Adviser weighs the relative values of different asset classes and expectations for future returns. In doing so, the Adviser analyzes, on a global basis, the level and direction of interest rates, capital flows, inflation expectations, anticipated growth of corporate profits, monetary and fiscal policies around the world, and other related factors. The Portfolio does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed income investments are expected to occur in generally small increments within the guidelines adopted in this Statement of Additional Information. The Portfolio is designed as a conservative, long-term investment program.


         While the Portfolio emphasizes U.S. equity and debt securities, it may invest a portion of its assets in foreign securities, including depositary receipts. The Portfolio's foreign holdings will meet the criteria applicable to its domestic investments. The international component of the Portfolio's investment program is intended to increase diversification, thus reducing risk, while providing the opportunity for higher returns.

         In addition, the Portfolio may invest in securities on a when-issued or forward delivery basis. The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

         The Balanced Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

Growth and Income Portfolio

         The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. In pursuing these three objectives, the Portfolio invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes. The Adviser believes that a portfolio investing in these kinds of securities can perform well whether a growth or value investment style is in favor and that the Portfolio's dividend strategy can improve its performance in down markets. The Adviser believes these characteristics can help a shareholder feel comfortable holding onto the Portfolio for the long run, despite short-term changes in the investment climate.


         The Portfolio attempts to achieve its investment objectives by investing primarily in dividend paying common stocks, preferred stocks and securities convertible into common stocks. The Portfolio may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may also invest in nonconvertible preferred stocks consistent with the Portfolio's objectives. From time to time, for temporary defensive purposes, when the Adviser feels such a position is advisable in light of economic or market conditions, the Portfolio may invest a portion of its assets in cash and cash equivalents. The Portfolio may invest in foreign securities and in repurchase agreements. The Portfolio may purchase securities of REITs and certain mortgage-backed securities.


         When evaluating a security for purchase or sale, the Adviser may consider a security's dividend yield relative to the average dividend yield of the S&P 500.

         The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

         The Growth and Income Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Portfolio's shares will increase or decrease with changes in the market prices of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

Capital Growth Portfolio

         The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments.

         Important considerations to the Adviser in its examination of potential investments include certain qualitative considerations such as a company's financial strength, management reputation, absolute size and overall industry position.

         Equity investments can have diverse financial characteristics, and the Trustees believe that the opportunity for capital growth may be found in many different sectors of the market at any particular time. Therefore, in contrast to the specialized investment policies of some capital appreciation funds, the Portfolio is free to invest in a wide range of marketable securities offering the potential for growth. This enables the Portfolio to pursue investment values in various sectors of the stock market, including:


         1. Companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising, and health service industries.

         2. Companies that own or develop natural resources, such as energy exploration or precious metals companies.

         3.       Companies that may benefit from changing  consumer demands and
                  lifestyles,   such  as  financial  service  organizations  and
                  telecommunications companies.

         4.       Foreign companies.

         While emphasizing investments in companies with above-average growth prospects, the Portfolio may also purchase and hold equity securities of companies that may have only average growth prospects, but seem undervalued due to factors thought to be of a temporary nature which may cause their securities to be out of favor and to trade at a price below their potential value.

         The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities when management anticipates that the total return on debt securities is likely to equal or exceed the total return on common stocks over a selected period of time. The Portfolio may purchase investment-grade debt securities, which are those rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P, or, if unrated, of equivalent quality as determined by the Adviser. Bonds that are rated Baa by Moody's or BBB by S&P have some speculative characteristics. The Portfolio's intermediate to longer term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. As interest rates fall the prices of debt securities tend to rise and vice versa. Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security. (See "High Yield, High Risk Securities.")

         The Capital Growth Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

Global Discovery Portfolio

         The Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's 500 Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current income.

         In pursuit of its objective, the Portfolio generally invests in small, rapidly growing companies that offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Portfolio has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets, typically in the Far East, Latin America and lesser developed countries in Europe, as well as in firms operating in developed economies, such as those of the United States, Japan and Western Europe.

         The Adviser invests the Portfolio's assets in companies it believes offer above-average earnings, cash flow or asset growth potential. It also invests in companies that may receive greater market recognition over time. The Adviser believes these factors offer significant opportunity for long-term capital appreciation. The Adviser evaluates investments for the Portfolio from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The Adviser analyzes the growth potential and relative value of possible investments. When evaluating an individual company, the Adviser takes into consideration numerous factors, including the depth and
quality  of  management;   a  company's  product  line,  business  strategy  and
competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earnings ratios and other stock valuation measures. Secondarily, the Adviser weighs the attractiveness of the country and region in which a company is located.

         Under normal circumstances the Portfolio invests at least 65% of its total assets in the equity securities of small issuers. While the Adviser believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Portfolio expects, under usual market conditions, to diversify its portfolio widely by company, industry and country. The Portfolio intends to allocate investments among at least three countries at all times, including the United States.

         The Portfolio may invest up to 35% of its total assets in equity securities of larger companies throughout the world and in debt securities if the Adviser determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Adviser. The Portfolio may also invest up to 5% of its net assets in debt securities rated below investment-grade. Securities rated below Baa/BBB are commonly referred to as "junk bonds." The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Portfolio may invest in securities rated D by S&P at the time of purchase, which may be in default with respect to payment of principal or interest.

         The Portfolio selects its portfolio investments primarily from companies whose individual equity market capitalizations would place them in the same size range as companies in approximately the lowest 20% of market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of global equity securities of companies with total available market capitalization greater than $100 million. Based on this policy, the companies held by the Portfolio typically will have individual equity market capitalizations of between approximately $50 million and $2 billion (although the Portfolio will be free to invest in smaller capitalization issues that satisfy the Portfolio's size standard). Furthermore, the median market capitalization of the Portfolio will not exceed $750 million.

         Because the Portfolio applies a U.S. size standard on a global basis, a small company investment outside the U.S. might rank above the lowest 20% by market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

         The equity securities in which the Portfolio may invest consist of common stocks, preferred stocks (either convertible or nonconvertible), rights and warrants. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. For capital appreciation purposes, the Portfolio may purchase notes, bonds, debentures, government securities and zero coupon bonds (any of which may be convertible or nonconvertible). The Portfolio may invest in foreign securities and American Depositary Receipts which may be sponsored or unsponsored. The Portfolio may also invest in closed-end investment companies holding foreign securities, and engage in strategic transactions. In addition, the Portfolio may invest in illiquid or restricted securities. For temporary defensive purposes, the Portfolio may, during periods in which conditions in securities markets warrant, invest without limit in cash and cash equivalents.

         The Global Discovery Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and changes in foreign currency exchange rates. The investment objective and policies of the Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the Shareholders. There is no assurance that the objective of the Portfolio will be achieved.

Risk Factors Regarding Global Discovery Portfolio

Small Company Risk. The Adviser believes that small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.


Foreign Securities. The Portfolio is intended to provide investors with an opportunity to invest a portion of their assets in a diversified portfolio of securities of U.S. and foreign companies located worldwide and is designed for long-term investors who can accept currency and other forms of international investment risk. The Adviser believes that allocation of the Portfolio's assets on a global basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the U.S. economy and, from time to time, have had interest rate levels that had a higher real return than the U.S. bond market. Consequently, the securities of foreign issuers have, from time to time, provided attractive returns relative to the returns provided by the securities of U.S. issuers, although there can be no assurance that this will be true in the future.


         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may affect the Portfolio's performance favorably or unfavorably. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than that of the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than that in the U.S. market and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Adviser will endeavor to achieve the most favorable net results on the Portfolio's portfolio transactions. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Portfolio's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of confiscatory or withholding taxation, political, social or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks to the Portfolio associated with the foregoing considerations through investment variation and continuous professional management.

Limitations on Holdings of Foreign Securities. The Portfolio shall invest in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio's net assets the Portfolio may invest in a single foreign country.

         The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio's net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio's assets may be invested in securities of issuers located in the United States.

Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union. The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in Eastern European countries.

         Investments  in  such  countries  involve  risks  of   nationalization,
expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio's shareholders.

Foreign Currencies. Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Portfolio temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. Although the Portfolio's custodian values each Fund's assets daily in terms of U.S. dollars, none of the Funds intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.


         Because the Portfolio normally will be invested in both U.S. and foreign securities markets, changes in the Portfolio's share price may have a low correlation with movements in the U.S. markets. The Portfolio's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies may account for part of the Portfolio's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Portfolio invests in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.



Investing in Emerging Markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the United States.

         Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no cash is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of the Portfolio. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.


     Many emerging markets have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.


Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Portfolio could lose its entire investment in any such country.

         The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The Portfolio may invest a portion of its assets in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

         Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Portfolio's investment income available for distribution to shareholders.

         Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

         Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

         Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Fund's investments in this region.

         Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

         With respect to the Peoples Republic of China and other markets in which the Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Portfolio's investment in the debt of that country.

         Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

         Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

         The  conditions  that  have  given  rise  to  these   developments  are
changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

         Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

         Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

         Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

         Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Portfolio's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

         Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

         Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

         On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP.
However, general decline in oil prices has had an adverse impact on many economies.

         Foreign securities such as those purchased by the Portfolio may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Portfolio may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. (See "TAX STATUS.")

International Portfolio

         The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Fund, on behalf of the Portfolio, intends to diversify investments among several countries and to have represented in the program business activities in not less than three different countries. The management considers it consistent with this policy for the Portfolio to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States, and such investments may be included in the program.

         It is not the policy of the Portfolio to concentrate its investments in any particular industry, and the Portfolio's management does not intend to make acquisitions in particular industries which would increase the percentage of the market value of the Portfolio's assets above 25% for any one industry. The Portfolio does not invest for the purpose of controlling or managing other companies.

         The major portion of the Portfolio's assets consists of equity securities of established companies listed on recognized exchanges; the Adviser expects this condition to continue, although the Portfolio may invest in other securities. Investments may also be made in fixed income securities of foreign governments and companies with a view toward total investment return. In determining the location of the principal activities and interests of a company, the Adviser takes into account such factors as the location of the company's assets, personnel, sales and earnings. In selecting securities for the Portfolio, the Adviser seeks to identify companies whose securities prices do not adequately reflect their established positions in their fields. In analyzing companies for investment, the Adviser ordinarily looks for one or more of the following characteristics: above-average earnings growth per share, high return on invested capital, healthy balance sheets and overall financial strength, strong competitive advantages, strength of management and general operating characteristics which will enable the companies to compete successfully in their marketplace. Investment decisions are made without regard to arbitrary criteria such as minimum asset size, debt-equity ratios or dividend history of Portfolio companies.

         The Portfolio may invest in any type of security including, but not limited to shares, preferred or common, bonds and other evidences of indebtedness, and other securities of issuers wherever organized, and not excluding evidences of indebtedness of governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Fund, on behalf of the Portfolio, in view of the Portfolio's investment objective, intends under normal conditions to maintain holdings consisting primarily of a diversified list of equity securities.

         Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.


         Foreign securities such as those purchased by the Portfolio may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Portfolio may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. (See "TAX STATUS.")


         The Portfolio is intended to provide investors with an opportunity to invest a portion of their assets in a diversified group of securities of foreign companies and governments. Management of the Portfolio believes that diversification of assets on an international basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies and foreign stock market indexes have grown more rapidly than the United States economy and leading U.S. stock market indexes, although there can be no assurance that this will be true in the future. Because of the Portfolio's investment policy, the Portfolio is not intended to provide a complete investment program for an investor.


         Because the Portfolio normally will be invested in foreign securities markets, changes in the Portfolio's share price may have a low correlation with movements in the U.S. markets. The Portfolio's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies may account for part of the Portfolio's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Portfolio invests in many foreign securities markets in an attempt to take advantage of opportunities wherever they may arise.


              POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS

           (See "POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS"
                           in the Fund's prospectus.)

         Except  as  otherwise  noted  below,   the  following   description  of
additional investment policies and techniques is applicable to all of the Portfolios.

Repurchase Agreements

         On behalf of a Portfolio, the Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank and any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least equal to that of issuers of commercial paper rated within the two highest categories assigned by Moody's or S&P. A repurchase agreement with a member bank of the Federal Reserve System, which provides a means for the Portfolio to earn income on funds for periods as short as overnight, is an arrangement through which the Portfolio acquires a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Portfolio's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings of the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.


Debt Securities

         The Bond, Balanced, Capital Growth and Global Discovery Portfolios may each invest in debt securities rated below investment-grade (those rated below Baa or BBB). These securities are commonly referred to as "junk bonds" and can entail greater price volatility and involve a higher degree of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower rated debt securities may decline significantly in periods of general economic difficulty. The trading market for these securities is generally less liquid than for higher rated securities, and a Portfolio may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. The lower the ratings of such debt securities, the greater their risks render them like equity securities. In addition, as interest rates fall, the prices of debt securities tend to rise and vice versa. Should the rating of any security held by a Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

Illiquid or Restricted Securities

         The Portfolios may each occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.


Trust Preferred Securities

         The Bond Portfolio and Balanced Portfolio may each invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

         If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust
Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.


Zero Coupon Securities


         The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because zero coupon convertible securities are usually issued with shorter maturities (15 years or less) and with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolios, most likely will be deemed the beneficial holders of the underlying U.S. government securities.

         The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal

Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


Real Estate Investment Trusts

         The Bond Portfolio and the Growth and Income Portfolio may each invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

         Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


Mortgage-Backed Securities and Mortgage Pass-Through Securities


         The Bond, Balanced, and Growth and Income Portfolios may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.


         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a

"pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the Government National Mortgage Association ("GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Portfolios' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

         A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations

         FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities

         The Adviser expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. The Bond Portfolio and the Balanced Portfolio will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid if, as a result, more than 10% of the value of the Portfolio's total assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

         The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure.
Consistent with the Bond Portfolio's and the Balanced Portfolio's investment objectives and policies, the Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage to or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Bond Portfolio and the Balanced Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

         The Bond Portfolio and the Balanced Portfolio may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Bond Portfolio and the Balanced Portfolio to dispose of any then existing holdings of such securities.

Municipal Obligations

         The Bond Portfolio and the Balanced Portfolio may each invest in municipal obligations, which are issued by or on behalf of states, territories, and possessions of the U.S., and their political subdivisions, agencies, and instrumentalities, and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." The return on municipal obligations is ordinarily lower than that of taxable obligations. The Bond Portfolio and the Balanced Portfolio may each acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. The Bond Portfolio and the Balanced Portfolio have no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio's total assets.

Convertible Securities


         The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

         The convertible securities in which the Portfolios may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


         As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities are generally expected to be less volatile than the underlying common stocks as they are usually issued with short to medium length maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Depositary Receipts

         The Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Balanced, Growth and Income, Capital Growth and International Portfolios' investment policies, the Portfolios' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Securities

         The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios (collectively, the "Non-Money Market Portfolios") may each invest, without limit, except as applicable to debt securities generally, in U.S. dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Adviser. The Bond Portfolio may invest up to 20% of its assets in non-U.S. dollar-denominated foreign debt securities. The Balanced Portfolio may invest up to 20% of its debt securities in non-U.S. dollar-denominated foreign debt securities, and may invest up to 25% of its equity securities in non-U.S. dollar-denominated foreign equity securities. The Growth and Income Portfolio may invest up to 25% of its assets in non-U.S. dollar denominated equity securities of foreign issuers. The Capital Growth Portfolio may invest up to 25% of its assets, and the International Portfolio may invest without limit, in non-U.S. dollar-denominated equity securities of foreign issuers.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Non-Money Market Portfolios' performance. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolios are uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Portfolios due to subsequent declines in value of the portfolio security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S.

exchanges, although the Portfolios will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Portfolios may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Portfolios' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, devaluations in the currencies in which a Portfolio's securities are denominated, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance generally is greater in these countries than in developed countries. The management of the Non-Money Market Portfolios seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, the Portfolios will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

         To the extent that the Non-Money Market Portfolios invest in foreign securities, the Portfolios' share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies could account for part of the Portfolios' investment performance.

Limitations on Holdings of Foreign Securities for the Bond, Balanced, Growth and Income and International Portfolios

         Each Portfolio that invests in foreign securities shall invest in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio's net assets the Portfolio may invest in a single foreign country.

         Each Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of each Portfolio's net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of a Portfolio's assets may be invested in securities of issuers located in the United States.

Indexed Securities

         The Bond Portfolio and the Balanced Portfolio may each invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

When-Issued Securities

         A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price payable at settlement date. The Fund does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or forward delivery basis. Each Portfolio will establish a segregated account in which it will maintain cash, U.S. Government securities and other high-grade debt obligations at least equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Loans of Portfolio Securities

         The Fund may lend the portfolio securities of any Portfolio (other than the Money Market Portfolio) provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Portfolio enters into a loan, the Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower.

Borrowing

         The Board of Trustees has adopted a policy whereby each Portfolio of the Fund may borrow up to 10% of its total assets; provided, however, that each Portfolio may borrow up to 25% of its total assets for extraordinary or emergency purposes, including the facilitation of redemptions. A Portfolio may only borrow money from banks as a temporary measure for extraordinary or emergency purposes (each Portfolio is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities for a Portfolio will be made while borrowings of that Portfolio exceed 5% of the Portfolio's assets. Borrowings by the Fund increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of such funds.

Options for the Bond, Balanced, Growth and Income and International Portfolios

         The Fund may, on behalf of each of the Bond, Balanced, Growth and Income, Capital Growth and International Portfolios, write covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance. A call option is a contract generally having a duration of nine months or less which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time upon the assignment of an exercise notice prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is an option written on a security which is owned by the writer throughout the option period.

         The Fund will write, on behalf of a Portfolio, covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. The Fund may forego the benefit of appreciation in its Portfolios on securities sold pursuant to call options.

         When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period, generally ranging up to nine months. Some of the options which the Fund writes may be of the European type which means they may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for the written option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.


         The Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each write covered call and put options to a limited extent in an attempt to earn additional income on their portfolios, consistent with their investment objectives. The Portfolios may forego the benefits of appreciation on securities sold or depreciation on securities acquired pursuant to call and put options written by the Portfolios. Each Portfolio has no current intention of writing options on more than 5% of its net assets.


         When the Fund, on behalf of the Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios, writes a put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. Some of the European type options which the Fund writes may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. With respect to each put option it writes, the Portfolio will have deposited in a separate account with its custodian U.S. Treasury obligations, high-grade debt securities or cash equal in value to the exercise price of the put option, will have purchased a put option with a higher exercise price that will expire no earlier than the put option written or will have used some combination of these two methods. The Fund on behalf of each Portfolio, will only write put options involving securities for which a determination is made that it wishes to acquire the securities at the exercise price at the time the option is written.

         A Portfolio may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

         When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

         The Portfolio may purchase call options on any securities in which it may invest in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios will normally purchase put options in anticipation of a decline in the market value of securities in their portfolios ("protective puts") or securities of the type in which they are permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. Exchange markets in securities options are a relatively new and untested concept. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately thirty broker-dealers make these markets and the Adviser will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Written over-the-counter options purchased by the Fund and portfolio securities "covering" the Fund's obligation pursuant to an over-the-counter option may be deemed to be illiquid and may not be readily marketable. The Adviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Trustees.

Securities Index Options


         The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash.

         Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

         A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Adviser believes the option can be closed out.

Futures Contracts


         The Fund may, on behalf of the Bond, Balanced and International Portfolios, purchase and sell futures contracts on debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's debt securities. In addition, the Fund may, on behalf of the Non-Money Market Portfolios, purchase and sell securities index futures to hedge the equity securities of a Portfolio with regard to market (systematic) risk as distinguished from stock-specific risk. Each of these six Portfolios may also purchase and write put and call options on futures contracts of the type which such Portfolio is authorized to enter into and may engage in related closing transactions. All of such futures on debt securities, stock index futures and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on appropriate foreign exchanges, to the extent permitted by law. Even though at the present time no contracts based on global indices which meet the International Portfolio's investment criteria are available, there are U.S. stock indices which may be used to hedge U.S. securities held in that Portfolio.


Futures on Debt Securities

         A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--the Fund, on behalf of a Portfolio, will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Trustees to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

         Positions taken in the futures markets are normally not held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund on behalf of a Portfolio will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge the equity securities of each of the Balanced, Growth and Income, Capital Growth or International Portfolios with regard to market (systematic) risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio's securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Options on Futures. For bona fide hedging purposes, the Fund may also purchase and write, on behalf of each of the Bond, Balanced, Growth and Income, Capital Growth and International Portfolios, call and put options on futures contracts, which are traded on exchanges that are licensed and regulated by the CFTC or on any foreign exchange for the purpose of options trading, to the extent permitted by law. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.

Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. A Portfolio will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Limitations on the Use of Futures Contracts and Options on Futures

         All of the futures contracts and options on futures transactions into which the Fund will enter will be for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and to the extent consistent with requirements of the Securities and Exchange Commission (the "SEC").

         To ensure that its futures and options transactions meet this standard, the Fund will enter into them only for the purposes or with the intent specified in CFTC regulations, subject to the requirements of the SEC. The Fund will further seek to assure that fluctuations in the price of the futures contracts and options on futures that it uses for hedging purposes will be substantially correlated to fluctuations in the price of the securities held by a Portfolio or which it expects to purchase, though there can be no assurance that this result will be achieved. The Fund will sell futures contracts or acquire puts to protect against a decline in the price of securities that a Portfolio owns. The Fund will purchase futures contracts or calls on futures contracts to protect a Portfolio against an increase in the price of securities the Fund intends later to purchase for the Portfolio before it is in a position to do so.

         As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it purchases a long futures contract or call option on futures for a Portfolio the Fund will effect the purchase of securities in the cash market or take delivery as it closes out a Portfolio's futures position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC definition now permits the Fund to elect to comply with a different test, under which its long futures positions will not exceed the sum of (a) cash or cash equivalents segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. However, the Fund will not utilize this alternative unless it is advised by counsel that to do so is consistent with the requirements of the SEC.

         Futures on debt securities and stock index futures are at present actively traded on exchanges that are licensed and registered by the CFTC, or consistent with the CFTC regulations on foreign exchanges. Portfolios will incur brokerage fees in connection with their futures and options transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of futures obligations. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

         Each Portfolio, in dealing in futures contracts and options on futures, is subject to the 300% asset coverage requirement for borrowings set forth under "Investment Restrictions" in the Fund's prospectus. The Trustees have also adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 2% of its net assets. A futures contract for the receipt of a debt security and long index futures will be offset by assets of the Portfolio held in a segregated account in an amount equal to the total market value of the futures contracts less the amount of the initial margin for the contracts.

Foreign Currency Transactions

         The Non-Money Market Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") for hedging purposes. These Portfolios may also, for hedging purposes, purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements. The International Portfolio may also enter into foreign currency futures contracts and foreign currency options.

         Because investments in foreign companies usually will involve currencies of foreign countries, and because the Non-Money Market Portfolios temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of their assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and they may incur costs in connection with conversions between various currencies. Although the Non-Money Market Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Non-Money Market Portfolios at one rate, while offering a lesser rate of exchange should the Non-Money Market Portfolios desire to resell that currency to the dealer.
The Non-Money Market Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or, in the case of the International Portfolio, futures contracts to purchase or sell foreign currencies.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. The agreed price may be fixed or within a specified range of prices. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Futures contracts involve brokerage costs, which may vary from less than 1% to 2.5% of the contract price, and require parties to the contract to make "margin" deposits to secure performance of the contract. The International Portfolio would also be required to segregate assets to cover contracts that would require it to purchase foreign currencies. The International Portfolio would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in CFTC regulations.

         Forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and they may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         Upon the maturity of a forward or foreign currency futures contract a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         A Portfolio may enter into forward contracts and foreign currency futures contracts under certain circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward or futures contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when management of a Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward or futures contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of a portion of the Portfolio's foreign assets.

         The Non-Money Market Portfolios do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts. A Portfolio also will not enter into such forward or foreign currency futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Non-Money Market Portfolios believe that it is important to have the flexibility to enter into such forward or foreign currency futures contracts when each determines that the best interests of the Portfolio will be served.

         Except when a Portfolio enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, State Street Bank and Trust Company (the "Custodian"), will place cash or liquid securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts (or the Portfolio's forward contracts will be otherwise covered consistent with applicable regulatory policies) and foreign currency futures contracts that require the Portfolio to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         The Non-Money Market Portfolios generally will not enter into a forward or foreign currency futures contract with a term of greater than one year. It also should be realized that this method of protecting the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time.

         While the Non-Money Market Portfolios will enter into forward and, in the case of the International Portfolio, foreign currency futures contracts and foreign currency options to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transaction. Moreover, there may be imperfect correlation between the value of the Portfolio's holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

         The International Portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the International Portfolio may purchase call options on such currency. If the value of such currency increased, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The International Portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

Strategic Transactions and Derivatives Applicable to the Global Discovery Portfolio

         The Global Discovery Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Portfolio's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities in the Portfolio, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


        The Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing no more than 10% of its assets in illiquid securities.

         If the Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale of put options can also provide income.

         The Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

         The Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


        Currency Transactions. The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.


         The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Portfolio's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Portfolio's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Portfolio segregate cash or liquid assets with its custodian to the extent Portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.


         Except when the Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Portfolio to buy or sell currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation.

         OTC options entered into by the Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Portfolio sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Portfolio must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Portfolio's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if the Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Portfolio's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. (See "TAX STATUS.")

Debt Securities

         If the Adviser determines that the capital appreciation of debt securities is likely to exceed that of common stocks, the Global Discovery Portfolio may invest in debt securities of foreign and U.S. issuers. Global Discovery Portfolio debt investments will be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the world, taking into account the ability to hedge a degree of currency or local bond price risk. The Global Discovery Portfolio may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Global Discovery Portfolio may also invest up to 5% of its net assets in debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and in unrated securities of equivalent quality.

High Yield, High Risk Securities

         The Bond, Balanced, Capital Growth and Global Discovery Portfolios may each invest in below investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of these issuers of such securities) generally involve greater volatility of price and risk of principal and income, and may be less liquid than securities in the higher ratings categories and are considered speculative. The Global Discovery Portfolio may invest up to 5% of its net assets in such securities. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         As economic downturn may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by a Portfolio. Prices and yields of high yield securities will fluctuate over time and may affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to value high yield securities accurately in a Portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Portfolios' investment objectives may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of that Portfolio to retain or dispose of the security.

         Prices for below investment grade securities may be affected by legislative and regulatory developments. For example, federal rules require savings and loan institutions gradually to reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Combined Transactions

         Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward contracts) and any combination of futures, options and foreign currency transactions ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Portfolio to do so. A combined transaction, while part of a single hedging strategy, may not offset fully the risks of each component transaction and, therefore, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

Risks of Specialized Investment Techniques Abroad


         The above described specialized investment techniques when conducted abroad may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during on-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume than in the United States.


                             INVESTMENT RESTRICTIONS

            (See "INVESTMENT RESTRICTIONS" in the Fund's prospectus.)

         Unless specified to the contrary, the following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio). Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

         In addition to the investment restrictions set forth in the Fund's prospectus, the Fund may not on behalf of any Portfolio:

         (1) purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or commodities or commodities contracts, except (a) debt securities futures contracts and securities index futures contracts and options thereon, and (b) in the case of the International Portfolio, foreign currency futures contracts;

         (2) participate on a joint or a joint and several basis in any trading account in securities, but may for the purpose of possibly achieving better net results on portfolio transactions or lower brokerage commission rates join with other investment company and client accounts managed by Scudder, Stevens & Clark or its affiliates in the purchase or sale of portfolio securities;

         (3) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

         (4) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

         (5) issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to the Investment Restrictions set forth in the Fund's prospectus and except for shares of various additional series which may be established by the Trustees; or

         (6) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with its investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

         In addition to the investment restrictions set forth in the Fund's prospectus, as a matter of nonfundamental policy, the Fund may not, on behalf of the Global Discovery and International Portfolios:

         (1) hedge by purchasing put and call options, futures contracts, or other derivative instruments on securities in an aggregate amount equivalent to more than 10% of the Portfolio's total assets;

         (2) make securities loans if the value of such securities loaned exceeds 10% of the value of the Portfolio's total assets at the time any loan is made.

         In addition to the investment restrictions set forth in the Fund's prospectus, as a matter of nonfundamental policy, the Fund may not, on behalf of the Global Discovery Portfolio:

         (1) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Portfolio may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its total assets in another investment company, and may not invest more than 10% of its total assets in other investment companies;

         (2) invest more than 10% of its net assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, and the Portfolio will not invest more than 5% of its total assets in restricted securities;

         (3) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

         (4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Portfolio and the premiums paid for options on futures contracts does not exceed 5% of the Portfolio's total assets provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (5) borrow other than from banks, or borrow money (including reverse repurchase agreements) in excess of 10% of its total assets (taken at market value) except that for temporary or emergency purposes the Portfolio may borrow up to 25% of its total assets;

         (6) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (7) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value).

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Portfolio's assets will not be considered a violation of the restriction.

         "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. (See "NET ASSET VALUE.")

                            PURCHASES AND REDEMPTIONS

           (See "PURCHASES AND REDEMPTIONS" in the Fund's prospectus.)


         The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of regular trading on the Exchange (normally 4 p.m. eastern time) on that same day except that, in the case of the Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See "NET ASSET VALUE.") Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co. on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.


         The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the security holders of the Fund or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

         Should any conflict between VA contract and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

                       INVESTMENT ADVISER AND DISTRIBUTOR

     (See "INVESTMENT ADVISER" and "DISTRIBUTOR" in the Fund's prospectus.)

Investment Adviser


         The Fund has four investment advisory agreements, one for the Money Market Portfolio, Bond Portfolio, Balanced Portfolio and Capital Growth Portfolio, one for the International Portfolio, one for the Growth and Income Portfolio and one for the Global Discovery Portfolio (the "Agreements"). These Agreements are with the investment counsel firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, doing business under the name Scudder, Stevens & Clark. This organization is one of the most experienced investment counsel firms in the United States. It currently manages in excess of $115 billion in assets for its clients, including: more than $50 billion in U.S. and foreign bonds, and over $10 billion in balanced portfolios for over 3,000 institutional and private accounts. In addition, the assets of Scudder's international investment company clients exceed $6 billion. Scudder, Stevens & Clark, Inc. was established in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. The Adviser has been a leader in international investment management and trading for over 40 years.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $13 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.


         Certain investments may be appropriate for the Fund and for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Fund.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the

Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. Scudder's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Fund are based primarily on the analyses of its own research department.

         Under the Agreements, the Adviser regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio's assets shall be held uninvested, subject always to the provisions of the Fund's Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

         The Adviser pays the compensation and expenses of all affiliated Trustees and executive employees of the Fund and makes available, without expense to the Fund, the services of such affiliated persons as may duly be elected Trustees of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and pays the Fund's office rent and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. For its advisory services the Adviser receives compensation monthly at the following annual rates for each Portfolio:

                                        % of the average
                                        daily net asset
                                         values of each       Dollar Amount
                Portfolio                  Portfolio              1994                1995                1996


      Money Market Portfolio                .370%              $269,963            $306,996            $325,791
      Bond Portfolio                        .475%               650,361             657,112             291,740
      Balanced Portfolio                    .475%               218,621             269,230             372,176
      Growth and Income Portfolio           .475%                     0             167,870             326,033
      Capital Growth Portfolio              .475%             1,199,585           1,383,919           1,870,361
      Global Discovery Portfolio            .975%                    --                  --              12,607
      International Portfolio               .875%*            3,363,597           4,357,541           5,590,601




* For any calendar month during which the average daily net assets of International Portfolio exceed $500,000,000, the fee payable for that month, with respect to the excess over $500,000,000, is calculated at an annual rate of .775%. As a result, the Adviser received compensation at an annual rate of .863% for the fiscal year ended December 31, 1996.


         Under the Agreements, the Fund is responsible for all its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Adviser; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of its shares. (See "Distributor" for expenses paid by Scudder Investor Services, Inc.) The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         In addition to payments for investment advisory services provided by the Adviser, the Trustees, consistent with the Fund's investment advisory agreements and underwriting agreement, have approved payments to the Adviser and Scudder Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay Scudder Fund Accounting Corporation, a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.


         For the year ended December 31, 1994, such compensation amounted to $40,297 for the Money Market Portfolio, $40,238 for the Bond Portfolio, $38,204 for the Balanced Portfolio, $25,179 for the Growth and Income Portfolio, of which $0 was imposed, $45,253, for the Capital Growth Portfolio, $45,272 for the International Portfolio; administrative expenses not imposed aggregated $7,119 for the Balanced Portfolio.


         For the year ended December 31, 1995, such compensation amounted to $30,000 for the Money Market Portfolio, $43,187 for the Bond Portfolio, $37,353 for the Balanced Portfolio, $38,256 for the Growth and Income Portfolio, $73,583 for the Capital Growth Portfolio and $277,867 for the International Portfolio.


         For the year ended December 31, 1996, such compensation amounted to $30,073 for the Money Market Portfolio, $37,590 for the Bond Portfolio, $39,830 for the Balanced Portfolio, $42,366 for the Growth and Income Portfolio, $70,071 for the Capital Growth Portfolio, $33,383 for the Global Discovery Portfolio and $335,822 for the International Portfolio.


         The Agreements dated November 14, 1986 (for the Money Market Portfolio, Bond Portfolio, Balanced Portfolio and Capital Growth Portfolio), April 30, 1987 (for the International Portfolio), May 1, 1994 (for the Growth and Income Portfolio) will remain in effect until September 30, 1997. The Agreement dated May 1, 1996 (for the Global Discovery Portfolio) will remain in effect until September 30, 1997. The Agreements will continue in effect from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or "interested persons" of the Adviser or the Fund cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or a majority of the outstanding securities of such Portfolio. The Agreement for the Money Market Portfolio, Bond Portfolio, Balanced Portfolio and Capital Growth Portfolio, the Agreement for the International Portfolio and the Agreement for the Growth and Income Portfolio were last approved by such Trustees (including a majority of the Trustees who are not such "interested persons") on August 9, 1996. The Agreement for the Global Discovery Portfolio was last approved by such Trustees (including a majority of the Trustees who are not such "interested persons") on October 5, 1995. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.


         Each Agreement also provides that the Fund may use any name derived from the name "Scudder, Stevens & Clark" only as long as such Agreement remains in effect.

         In reviewing the terms of the Agreements and in discussions with the Adviser concerning the Agreements, Trustees who are not "interested persons" of the Fund are represented by independent counsel at the Fund's expense.

         The Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

         Each Participating Insurance Company has agreed with the Adviser to reimburse the Adviser for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company's general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

         Until April 30, 1998, the Adviser has agreed to waive part or all of both the management and administrative fees for the Global Discovery Portfolio to the extent that the Portfolio's expenses will be maintained at 1.50%.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

         None of the Trustees or officers of the Fund may have dealings with the Fund as principals in the purchase or sale of securities.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Portfolios. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Distributor

         The Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a subsidiary of the Adviser, Two International Place, Boston, Massachusetts 02110-4103. The Fund's underwriting agreement dated July 12, 1985, will remain in effect until September 30, 1997, and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or "interested persons" of any such party and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund.

         Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Fund as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a 12b-l Plan is in effect which provides that the Fund shall bear some or all of such expenses. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

         As agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which the Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         A description of the Rule 12b-1 plan for Class B shares of the Portfolio (the "Plan") and related services and fees thereunder is provided in the prospectus. On October 5, 1995, the Board of Trustees of the Fund unanimously approved the Plan. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

         The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate;
(b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

         Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund's Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisers and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks. A better educated investor, in the Distributor's view, is less likely to surrender his or her VA contract or VLI policy early, thereby avoiding the costs associated with such an event. Accordingly, the Plan may help the Fund and Participating Insurance Companies meet investor education needs.

         The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

         The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

                                                MANAGEMENT OF THE FUND

Trustees and Officers
                                                                                               Position with
                                                                                               Underwriter, Scudder
                                                                                               Investor Services,
Name, Age and Address               Position with Fund       Principal Occupation**            Inc.
---------------------               ------------------       ----------------------            --------------------

David B. Watts*@+ (62)              President and Trustee    Managing Director of Scudder,     Assistant Treasurer
                                                             Stevens & Clark, Inc.

Daniel Pierce*@+ (63)               Vice President and       Chairman of the Board and         Vice President,
                                    Trustee                  Managing Director of Scudder,     Director and Assistant
                                                             Stevens & Clark, Inc.             Treasurer

Dr. Kenneth Black, Jr. (72)         Trustee                  Regents' Professor Emeritus of       ----
Educational Foundation, Inc.                                 Insurance, Georgia State
35 Broad Street                                              University
11th Floor, Room 1144
Atlanta, GA  30303

Dr. Rosita P. Chang (42)            Trustee                  Professor of Finance,                _____
PACAP Research Center                                        University of Rhode Island
College of Business
  Administration
University of Rhode Island
7 Lippitt Road
Kingston, RI 02881-0802

Peter B. Freeman@ (64)              Trustee                  Corporate Director and Trustee      ----
100 Alumni Avenue
Providence, RI  02906

Dr. J. D. Hammond (63)              Trustee                  Dean, Smeal College of Business     ----
801 Business                                                 Administration, Pennsylvania
  Administration Bldg.                                       State University
Pennsylvania State University
University Park, PA  16802

Thomas S. Crain++ (56)              Vice President           Managing Director of Scudder,       ----
                                                             Stevens & Clark, Inc.

Carol Franklin*#(44)                Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

William F. Gadsden*#(42)            Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

Jerard K. Hartman#(64)              Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

Robert T. Hoffman*#(38)             Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

                                       48

                                                                                               Position with
                                                                                               Underwriter, Scudder
                                                                                               Investor Services,
Name, Age and Address               Position with Fund       Principal Occupation**            Inc.
---------------------               ------------------       ----------------------            --------------------

Richard A. Holt*** (55)             Vice President           Managing Director of Scudder,       ----
                                                             Stevens & Clark, Inc.

William M. Hutchinson*+(49)         Vice President           Principal of Scudder, Stevens &      ----
                                                             Clark, Inc.

Thomas W. Joseph+ (58)              Vice President           Principal of Scudder, Stevens &   Vice President,
                                                             Clark, Inc.                       Director, Treasurer
                                                                                               and Assistant Clerk

David S. Lee+ (63)                  Vice President           Managing Director of Scudder,     President, Assistant
                                                             Stevens & Clark, Inc.             Treasurer and Director

Valerie F. Malter*#(38)             Vice President           Principal of Scudder, Stevens &      ----
                                                             Clark, Inc.

Steven M. Meltzer+ (38)             Vice President           Managing Director of Scudder,       ----
                                                             Stevens & Clark, Inc.

Gerald J. Moran*#(57)               Vice President           Principal of Scudder, Stevens &      ----
                                                             Clark, Inc.

Randall K. Zeller# (42)             Vice President           Managing Director of Scudder,       ----
                                                             Stevens & Clark, Inc.

Thomas F. McDonough+ (50)           Vice President and       Principal of Scudder, Stevens &   Clerk
                                    Secretary                Clark, Inc.

Pamela A. McGrath+ (43)             Vice President and       Managing Director of Scudder,       ----
                                    Treasurer                Stevens & Clark, Inc.

Edward J. O'Connell# (51)           Vice President and       Principal of Scudder, Stevens &   Assistant Treasurer
                                    Assistant Treasurer      Clark, Inc.

Kathryn L. Quirk# (44)              Vice President and       Managing Director of Scudder,     Vice President
                                    Assistant Secretary      Stevens & Clark, Inc.

          *         Messrs. Watts and Pierce are considered by the Fund and its counsel to be Trustees who are
                    "interested persons" of the Adviser or of the Fund (within the meaning of the 1940 Act).
          **        Unless otherwise stated,  all the officers and Trustees have been  associated  with their  respective  companies for more than five years, but not necessarily in the same capacity.
          @         Peter B. Freeman, Daniel Pierce and David B. Watts are members of the Executive Committee, which has the power to declare dividends from ordinary income and distributions of realized capital gains to the same extent as the Board is so empowered.
          +         Address:  Two International Place, Boston, Massachusetts  02110-4103
          #         Address:  345 Park Avenue, New York, New York  10154
          ++        Address:  600 Vine Street - Suite 2000, Cincinnati, Ohio  45202
          ***       Address:  111 E. Wacker Drive - Suite 2200, Chicago, Illinois  60601

Certain of the Trustees and officers of the Fund also serve in similar capacities with other Scudder Funds.


                                  REMUNERATION

Responsibilities of the Board--Board and Committee Meetings

         The Board of Trustees is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with the Adviser. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

         The Board of Trustees meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Portfolio's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

         All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls.

         The Independent Trustees met six times during 1996, including Board and Committee meetings and meetings to review each Portfolio's contractual arrangements as described above. All of the Independent Trustees attended 100% of all such meetings.

Compensation of Officers and Trustees

         The Independent Trustees receive the following compensation from Funds: an annual trustee's fee of $14,000; a fee of $200 for attendance at each Board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Fund and the Adviser or any affiliate of the Adviser; $100 for any other committee meeting (although in some cases the Independent Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Trustee for travel time to meetings or other activities.

         One of the Independent Trustees also serves in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1996 from the Trust and from all of Scudder funds as a group.



            Name                     Scudder Variable Life Investment Fund*             All Scudder Funds
Dr. Kenneth Black, Jr.,                             $26,233                          $26,233       (7 funds)
Trustee
Dr. Rosita P. Chang,                                $26,233                          $26,233       (7 funds)
Trustee
Peter B. Freeman,                                   $16,483                          $131,734     (33 funds)
Trustee
Dr. J.D. Hammond,                                   $26,233                          $26,233       (7 funds)
Trustee

*        Scudder  Variable Life  Investment  Fund consists of seven  portfolios:
         Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio and International Portfolio.


         Members of the Board of Trustees who are employees of Scudder or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Scudder, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.



                                 NET ASSET VALUE

         (See "NET ASSET VALUE" and "VALUATION OF PORTFOLIO SECURITIES"
                            in the Fund's prospectus)

         The net asset value of shares of each Portfolio of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

         The valuation of the Money Market Portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Money Market Portfolio on that day, than would result/from investment in a fund utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

         An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). If there are no bid and asked quotations, the security is valued at the most recent bid quotation. An unlisted equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at the most recent sale price. If there are no such sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is the most recent sale price. If there are no such sales, the security is valued at the Calculated Mean. If there is no Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If no such bid quotation is available, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         Option contracts on securities, currencies, futures and other financial instruments traded on an exchange are valued at their most recent sale price on the exchange. If no sales are reported, the value is the Calculated Mean, or if the Calculated Mean is not available, the most recent bid quotation in the case of purchased options, or the most recent asked quotation in the case of written options. Option contracts traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. Futures contracts are valued at the most recent settlement price. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate.

         If a security is traded on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of an asset as determined in accordance with these procedures does not represent the fair market value of the asset, the value of the asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rates on the valuation date.

                                   TAX STATUS

    (See "TAX STATUS, DIVIDENDS AND DISTRIBUTIONS" in the Fund's prospectus.)

         Each Portfolio of the Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve governmental supervision or management of investment practices or policy.

         Each Portfolio intends to comply with the provisions of Section 817(h) of the Code relating to diversification requirements for variable annuity, endowment and life insurance contracts. Specifically, each Portfolio intends to comply with either (i) the requirement of Section 817(h)(1) of the Code that its assets be adequately diversified, or (ii) the "Safe Harbor for Diversification" specified in Section 817(h)(2) of the Code, or (iii) the diversification requirement of Section 817(h)(1) of the Code by having all or part of its assets invested in U.S. Treasury securities which qualify for the "Special Rule for Investments in United States Obligations" specified in Section 817(h)(3) of the Code.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         Investment company taxable income of a Portfolio generally is made up of dividends, interest, certain currency gains and losses and net-short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains of a Portfolio for a fiscal year are computed by taking into account any capital loss carryforward of the Portfolio.



         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by the Portfolio, such Portfolio intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim its share of federal income taxes paid by the Portfolio on such gains as a credit against its own federal income tax liability, and will be entitled to increase the adjusted tax basis of its shares of the Portfolio by the difference between its pro rata share of such gains and its tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.


         Distributions of the excess of net long-term capital gain over net short-term capital loss that a Portfolio designates as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the relevant Portfolio have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether reinvested in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether reinvested in additional shares or in cash, must be reported by each shareholder on its federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         Distributions by a Portfolio (except the Money Market Portfolio) result in a reduction in the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         If the Balanced, Growth and Income, Capital Growth, Global Discovery or International Portfolios invest in stock of certain foreign investment companies, the Portfolios may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of a Portfolio's holding period for the stock. The distribution or gain so allocated to any taxable year of a Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to a Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Portfolio's investment company taxable income and, accordingly, would not be taxable to a Portfolio to the extent distributed by a Portfolio as a dividend to its shareholders.

         Proposed regulations have been issued which may allow the Balanced, Growth and Income, Capital Growth and International Portfolios to make an election to mark to market their shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Balanced, Capital Growth, International and Growth and Income Portfolios would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Balanced, Capital Growth, International and Growth and Income Portfolios' adjusted basis in these shares. No mark to market losses would be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Portfolios may elect to include as income and gain their share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Equity options (including options on stock and options on narrow-based stock indexes) and over-the-counter options on debt securities written or purchased by a Portfolio will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Portfolio upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Portfolio's holding period for the option and in the case of an exercise of a put option on the Portfolio's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security of the Portfolio. If the Portfolio writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option written by a Portfolio is exercised, the character of the gain or loss depends on the holding period of the underlying security. The exercise of a put option written by a Portfolio is not a taxable transaction for the Portfolio.

         Many futures contracts, certain foreign currency forward contracts entered into by a Portfolio and all listed nonequity options written or purchased by the Portfolio (including options on debt securities, options on futures contracts, options on securities indexes and options on broad-based stock indexes) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Portfolio will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security owned by the Portfolio.

         Subchapter M of the Code requires that each Portfolio realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. Certain options, futures and forward activities of a Portfolio may increase the amount of gains realized by a Portfolio that are subject to the 30% limitation. Accordingly, the amount of such transactions that a Portfolio may undertake may be limited.

         Positions of a Portfolio which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Portfolio's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Portfolio.

         Positions of a Portfolio which consist of at least one position not governed by Section 1256 and at least one futures contract, foreign currency forward contract or nonequity option governed by Section 1256 which substantially diminishes the Portfolio's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Portfolio will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as
"Section  988"  gains or  losses,  may  increase  or  decrease  the  amount of a
Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.


         If a Portfolio holds zero coupon securities or other securities which are issued at a discount, a portion of the difference between the issue price of zero coupon securities and the face value ("original issue discount") will be treated as income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the Portfolio level. In addition, if a Portfolio invests in certain high-yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Portfolio by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Portfolio in a written notice to shareholders. If a Portfolio acquires a debt instrument at a market discount, a portion of the gain recognized, if any, on disposition of such instrument may be treated as ordinary income.


         Dividend and interest income received by the Portfolios from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

         Each Portfolio will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares, except in the case of certain exempt shareholders, which include most corporations. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Portfolio is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. Participating Insurance Companies that are corporations should furnish their taxpayer identification numbers and certify their status as corporations in order to avoid possible erroneous application of backup withholding.

         Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution.

         The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons. Each shareholder which is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by it, where such amounts are treated as income from U.S. sources under the Code.

         For further information concerning federal income tax consequences for the holders of the VA contracts and VLI policies, shareholders should consult the prospectus used in connection with the issuance of their particular contracts or policies. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                           DIVIDENDS AND DISTRIBUTIONS

    (See "TAX STATUS, DIVIDENDS AND DISTRIBUTIONS" in the Fund's prospectus.)

Money Market Portfolio

         The net investment income of the Money Market Portfolio is determined as of the close of regular trading on the Exchange (normally 4 p.m. eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

         Net investment income of the Money Market Portfolio consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accreted market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

         Normally the Money Market Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder's account, (2) to offset each shareholder's pro rata portion of negative net income from the shareholder's accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

         Should the Money Market Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should the Money Market Portfolio incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund's income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

Global Discovery Portfolio and International Portfolio

         The Global Discovery Portfolio and International Portfolio will each follow the practice of distributing substantially all of its investment company taxable income. The Portfolios intend to distribute the excess of net realized long-term capital gains over net realized short-term capital losses.

         Distributions of investment company taxable income and any net capital gain will be made within three months of the end of the Fund's fiscal taxable year. Both distributions will be reinvested in additional shares of each Portfolio unless a shareholder has elected to receive cash.

Other Portfolios

         Each of the Bond, Capital Growth, Balanced and Growth and Income Portfolios has followed the practice of declaring and distributing a dividend of investment company taxable income, if any, quarterly, in January, April, July and October. Each Portfolio has distributed its net capital gain within three months of the end of each fiscal year. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

                             PERFORMANCE INFORMATION

            (See "Performance Information" in the Fund's prospectus)

         From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Money Market Portfolio


          A. Yield is the net annualized yield based on a specified seven calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Money Market Portfolio for the seven-day period ended December 31, 1996, was 5.04%.


          B. Effective yield is the net annualized yield for a specified seven calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

                     Effective Yield = [(Base Period Return + 1)^365/7] - 1.


               The net annualized yield of the Portfolio for the seven-day period ended December 31, 1996, was 5.16%.



         As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

         In connection with communicating its yield or effective yield to current or prospective shareholders, the Money Market Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time, in marketing pieces and other fund literature, the Fund's yield and performance over time may be compared to the performance of broad groups of comparable mutual funds, bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indexes of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit, and the deposit principal is insured by the FDIC.

Bond Portfolio

         Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                 YIELD = 2[((a-b)/cd + 1)^6 - 1]
         Where:

                     a     =   dividends and interest earned during the period.
                     b     =   expenses  accrued  for  the  period  (net  of
                               reimbursements).
                     c     =   the average  daily  number of shares  outstanding
                               during  the period that were  entitled to receive
                               dividends.
                     d     =   the maximum offering price per share  on the last
                               day of the period.



                           Yield for the 30-day period ended December 31, 1996



                                           Bond Portfolio  6.21%



All Portfolios

         A. Average Annual Total Return is the average annual compound rate of return for the periods of one year and five years (or such shorter periods as may be applicable dating from the commencement of the Portfolio's operations) all ended on the date of a recent calendar quarter.

                  Average annual total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                          T = (ERV/P)1/n - 1

         Where:

                       P      =      a hypothetical initial investment of $1,000
                       T      =      Average Annual Total Return
                       n      =      number of years
                       ERV    =      ending redeemable value: ERV is the value,
                                     at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                              Average Annual Total Return for periods ended December 31, 1996

                                              One Year        Five Years      Ten Years        Life of Fund

          Money Market Portfolio                 5.09%           4.06%           5.57% (1)        -- %
          Bond Portfolio                         2.82            6.83            7.74 (1)        --
          Balanced Portfolio*                   11.89            9.79           10.30 (1)        --
          Growth and Income Portfolio           22.17           --              --               21.69 (3)
          Capital Growth Portfolio              20.13           12.42           13.05 (1)
          Global Discovery Portfolio            --              --              --                -- (4)
          International Portfolio               14.78           11.05           --                9.93 (2)


(1) For the period beginning July 16, 1985  (commencement of operations)
(2) For the period beginning May 1, 1987 (commencement of operations)
(3) For the period beginning May 2, 1994 (commencement of operations)
(4) For the period beginning May 1, 1996 (commencement of operations)



        B. Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                                 C = (ERV/P) - 1
         Where:

                         C     =    Cumulative Total Return
                         P     =    a hypothetical initial investment of $1,000
                         ERV   =    ending  redeemable value: ERV is the  value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

--------
          * On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk.
                   Performance information for the five years and life of Fund periods should not be considered representative of the present Portfolio.



                              Cumulative Total Return for periods ended December 31, 1996


                                             One Year        Five Years      Ten Years        Life of Fund
          Money Market Portfolio                 5.09%          22.02%          71.93% (1)        -- %
          Bond Portfolio                         2.82           39.12          110.71 (1)        --
          Balanced Portfolio*                   11.89           59.55          166.55 (1)        --
          Growth and Income Portfolio           22.17           --              --               68.84 (3)
          Capital Growth Portfolio              20.13           79.59          240.95 (1)        --
          Global Discovery Portfolio            --              --              --                5.5 (4)
          International Portfolio               14.78           68.90           --              149.86 (2)





(1) For the period beginning July 16, 1985 (commencement of operations)
(2) For the period beginning May 1, 1987 (commencement of operations)
(3) For the period beginning May 2, 1994 (commencement of operations)
(4) For the period beginning May 1, 1996 (commencement of operations)


         As described above, average annual total return, cumulative total return and yield are based on historical earnings and are not intended to indicate future performance. Average annual total return, cumulative total return and yield for a Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses.

         In connection with communicating its total return or yield to current or prospective shareholders, the Fund also may compare these figures for a Portfolio to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Quoted yields on shares of the Fund's Portfolios will be of limited usefulness to policy and contract holders for comparable purposes because such quoted yields will be more than yields on participating contracts and policies due to charges imposed at the separate account level.


Comparison of Portfolio Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         Because some or all each Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any

------------------------------------
* On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk. Performance information for the five years and life of Fund periods should not be considered representative of the present Portfolio.

of the countries in which either Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, a Fund's performance may also be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which a Fund's performance may be compared include, but are not limited to, the following:

                  The Europe/Australia/Far East (EAFE) Index
                  International Finance Corporation's Latin America Investable
                    Total Return Index
                  Morgan Stanley Capital International World Index
                  J.P. Morgan Global Traded Bond Index
                  Salomon Brothers World Government Bond Index
                  NASDAQ Composite Index
                  Wilshire 5000 Stock Index


         From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.


         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements.

For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

Taking a Global Approach

         Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

         The U.S. is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

         Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

         Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

         International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S.
investments strike the best balance between risk and reward.

Scudder's 30% Solution

         The 30 Percent Solution -- A Global Guide for Investors Seeking Better Performance With Reduced Portfolio Risk is a booklet, created by Scudder, to convey its vision about the new global investment dynamic. This dynamic is a result of the profound and ongoing changes in the global economy and the financial markets. The booklet explains how Scudder believes an equity investment portfolio with up to 30% in international holdings and 70% in domestic holdings can improve long-term performance while simultaneously helping to reduce overall risk.

                           SHAREHOLDER COMMUNICATIONS

         Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Fund and the market values thereof as determined by the Trustees and will provide other information about the Fund and its operations.

         Participating Insurance Companies with inquiries regarding the Fund may call the Fund's underwriter, Scudder Investor Services, Inc., at 617-295-1000 or write Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                         ORGANIZATION AND CAPITALIZATION

                   (See "ADDITIONAL INFORMATION - Shareholder
                   Indemnification" in the Fund's prospectus.)

General

         The Fund is an open-end investment company established under the laws of The Commonwealth of Massachusetts by Declaration of Trust dated March 15, 1985.

         As of December 31, 1996, AEtna Life Insurance and Annuity Company (151 Farmington Avenue TS41, Hartford, CT 06156), owned of record and beneficially 46.9% of the International Portfolio; they owned of record and beneficially 7.75% of the Fund's total outstanding shares; and Banner Life Insurance Company of Rockville, MD (1701 Research Blvd., Rockville, MD 20850) owned of record and beneficially 1.3% of the Money Market Portfolio, 2.0% of the Bond Portfolio, 7.1% of the Balanced Portfolio, 0.7% of the International Portfolio, 5.0% of the Growth and Income Portfolio, 4.4% of the Global Discovery Portfolio and 21.0% of the Capital Growth Portfolio; they owned of record and beneficially 2.3% of the Fund's total outstanding shares; and Charter National Life Insurance Company (8301 Maryland Avenue, St. Louis, MO 63105, a Missouri corporation) and its subsidiary, Intramerica Life Insurance Company (1 Blue Hills Plaza, Pearl River, NY 10965), owned of record and beneficially 56.1% of the Money Market Portfolio, 33.9% of the Bond Portfolio, 62.3% of the Balanced Portfolio, 25.8% of the Capital Growth Portfolio, 88.0% of the Growth and Income Portfolio, 95.6% of the Global Discovery Portfolio and 13.1% of the International Portfolio; they owned of record and beneficially 53.1% of the Fund's total outstanding shares. In 1991, Charter National Life Insurance Company purchased the Colonial Penn Group, Inc., which indirectly owns Intramerica, a New York domestic life insurer. On November 1, 1992, First Charter Life Insurance Company ("First Charter"), a subsidiary of Charter National Life Insurance Company, was merged with and into Intramerica. As the company surviving the merger, Intramerica acquired legal ownership of all of First Charter's assets, including the Variable Account, and became responsible for all of First Charter's liabilities and obligations. As a result of the merger, all Contracts issued by First Charter before the merger became Contracts issued by Intramerica after the merger. Fortis Benefits Insurance Company (Norwest Bank, Sixth and Marquette-MS0063, Minneapolis, MN 55479) owned of record and beneficially 0.4% of the International Portfolio; they owned of record and beneficially 0.05% of the Fund's total outstanding shares; and Lincoln Benefit Life Insurance Company (206 South 13th Street, Ste. 300, Lincoln, NE 68508) owned of record and beneficially 4.1% of the Bond Portfolio and 6.8% of the Balanced Portfolio; they owned of record and beneficially 0.96% of the Fund's total outstanding shares; and Mutual of America Life Insurance Company of New York (320 Park Ave., 6th Fl., New York, NY 10022, a New York corporation) and its subsidiary, American Life Insurance Company (666 5th Avenue, New York, NY 10103), owned of record and beneficially 40.3% of the Bond Portfolio, 55.9% of the Capital Growth Portfolio and 23.5% of the International Portfolio; they owned of record and beneficially 23.73% of the Fund's total outstanding shares; and Paragon Life Insurance Company (100 South Brentwood, St. Louis, MO 63105) owned of record and beneficially 0.2% of the Bond Portfolio, 0.2% of the Capital Growth Portfolio, 0.4% of the Balanced Portfolio, 0.1% of the Growth and Income Portfolio, and 0.1% of the International Portfolio; they owned of record and beneficially 0.11% of the Fund's total outstanding shares; and Providentmutual Life and Annuity Company of America, (1050 Westlakes Dr., Berwyn, PA 19312) owned of record and beneficially 9.3% of the Bond Portfolio, 5.6% of the Growth and Income Portfolio, and 0.8% of the International Portfolio; they owned of record and beneficially 1.08% of the Fund's total outstanding shares; and Safeco Life Insurance Companies (15411 N.E. 51st Street, Redmond, WA 98052), owned of record and beneficially 23.4% of the Balanced Portfolio and 3.7% of the International Portfolio; they owned of record and beneficially 2.1% of the Fund's total outstanding shares; and Security First Life Insurance Company (11365 West Olympic Blvd., Los Angeles, CA 90064) owned of record and beneficially 0.3% of the International Portfolio; and Southwestern Life Insurance Company (500 North Akard, Dallas, TX 75201) owned of record and beneficially 1.5% of the Capital Growth Portfolio; and The Union Central Life Insurance Company (1876 Waycross Road, Cincinnati, OH 45240) owned of record and beneficially 39.7% of the Money Market Portfolio, 6.2% of the Capital Growth Portfolio and 8.2% of the International Portfolio; they owned of record and beneficially 8.31% of the Fund's total outstanding shares; and United Companies Life Insurance Company (8545 United Plaza Blvd., Baton Rouge, LA 70809) owned of record and beneficially 2.4% of the Money Market Portfolio and 0.2% of the International Portfolio; and United of Omaha Life Insurance Company (Mutual of Omaha Plaza, Law Division, 3301 Dodge Street, Omaha, NE 68131) owned of record and beneficially 0.3% of the Money Market Portfolio, 0.6% of the Bond Portfolio, and 2.1% of the International Portfolio; they owned of record and beneficially 0.16% of the Fund's total outstanding shares and USAA Life Insurance Company (R.A.F.A., F-2-E, 9800 Fredericksburg Rd., San Antonio, TX 78288) owned of record and beneficially 2.3% of the Capital Growth Portfolio; and Washington National Life Insurance Company (c/o United Presidential Life Insurance Co., One Presidential Pkwy., Kokomo, IN 46904) owned of record and beneficially 0.5% of the Money Market Portfolio, 9.3% of the Bond Portfolio, 1.3% of the Growth and Income Portfolio and 6.0% of the Capital Growth Portfolio.

         Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for the Money Market Portfolio would be voted upon only by shareholders of the Money Market Portfolio. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

         Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.


Shareholder and Trustee Liability

         The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. Notice of such disclaimer will normally be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         To the maximum extent feasible, the Adviser places orders for portfolio transactions through its affiliate, the Distributor, which in turn places orders on behalf of the Fund with the issuer, underwriters or other brokers and dealers. The Distributor will receive no commissions, fees or other remuneration for this service. Allocation of brokerage is supervised by the Adviser.

         The Fund's purchases and sales of portfolio securities of the Money Market Portfolio and the Bond Portfolio and of debt securities acquired for the other Portfolios, are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Transactions in equity securities generally involve the payment of a brokerage commission.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for any Portfolio is to obtain the most favorable net results taking into account such factors as price, commission (negotiable in the case of U.S. stock exchange transactions but which is generally fixed in the case of foreign exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker/dealer. Subject to the foregoing, the Adviser may consider sales of variable life insurance policies and variable annuity contracts for which the Fund is an investment option as a factor in the selection of firms to execute portfolio transactions. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply research, market and statistical information to the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities;  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  and  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research, market or statistical information. Subject to the foregoing, the Adviser may consider sales of variable life insurance policies and variable annuity contracts for which the Fund is an investment option, as a factor in the selection of firms to execute portfolio transactions. Except for implementing the policy stated above, there is no intention to place portfolio transactions with any particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the securities being traded unless, in the opinion of the Adviser, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers is useful to the Fund and the Adviser, it is the opinion of the Adviser that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.


         In the years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage commissions of $2,006,264, $2,669,610, and $2,106,414, respectively. In the years ended December 31, 1994, 1995, and 1996, the International Portfolio paid brokerage commissions of $1,471,275, $1,813,248, and $1,403,778, respectively, the Capital Growth Portfolio paid brokerage commissions of $420,391, $788,596, and $505,817, respectively and the Balanced Portfolio paid brokerage commissions of $79,629, $67,758, and $67,828, respectively. The Growth and Income Portfolio paid brokerage commissions of $34,967, $54,235, and $78,517, respectively. In the year ended December 31, 1996, $967,678 (69%) of the total brokerage commissions paid by the International Portfolio, $447,832 (89%) of the total brokerage commissions paid by the Capital Growth Portfolio, $59,359 (76%) of the total brokerage commissions paid by the Growth and Income Portfolio, $59,289 (87%) of the total brokerage commissions paid by the Balanced Portfolio, and $47,463 (94%) of the total brokerage commissions paid by the Global Discovery Portfolio resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Portfolios or the Adviser. The amount of such transactions aggregated $309,783,591 for the International Portfolio (66% of all brokerage transactions), $373,506,365 for the Capital Growth Portfolio (72% of all brokerage transactions), $38,460,391 for the Growth and Income Portfolio (57% of all brokerage transactions), $43,374,165 (40% of all brokerage transactions) for the Balanced Portfolio and $19,601,728 (85% of all brokerage transactions) for the Global Discovery Portfolio. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or other special factors.


         The Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. No recapture arrangements are currently in effect.


                               PORTFOLIO TURNOVER

         The average annual portfolio turnover rate for each Portfolio, i.e. the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the years ended December 31, 1995 and 1996, respectively, was:

                                                              December 31,
                                                          1995           1996

           Bond Portfolio                              177.21%          85.11%
           Balanced Portfolio                           87.98           67.56
           Growth and Income Portfolio                  24.33           32.18
           Capital Growth Portfolio                    119.41           65.56
           Global Discovery Portfolio                   --              50.31
           International Portfolio                      45.76           32.63


         Under the above definition, the Money Market Portfolio will have no portfolio turnover. Purchases and sales, for these Portfolios, are made for the Portfolio whenever necessary, in management's opinion, to meet the Portfolio's objective.

                                     EXPERTS

         The Financial Highlights of the Fund included in the prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and have been so included or incorporated by reference in reliance upon the accompanying report of said firm, which report is given upon their authority as experts in accounting and auditing.

                                     COUNSEL

         The firm of Dechert Price & Rhoads, Ten Post Office Square, Suite 1230, Boston, Massachusetts 02109, is counsel for the Fund.

                             ADDITIONAL INFORMATION

         The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

         Portfolio securities of the Money Market, Bond, Balanced, Growth and Income, and Capital Growth Portfolios are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, as custodian. Portfolio securities of Global Discovery and International Portfolios are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Adviser, computes net asset value for the Portfolios. Money Market Portfolio pays SFAC an annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio and Capital Growth Portfolio each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Global Discovery and International Portfolios pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. SFAC computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

         Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts, 02107-2291, is the transfer and dividend paying agent for the Fund.

         The Fund has a December 31 fiscal year end.

         The name "Scudder Variable Life Investment Fund" is the designation of the Trustees for the time being under a Declaration of Trust dated March 15, 1985, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

         The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement, and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements of Scudder Variable Life Investment Fund are comprised of the following:


                           Money Market Portfolio
                           Balanced Portfolio
                           Bond Portfolio
                           Growth and Income Portfolio
                           Capital Growth Portfolio
                           Global Discovery Portfolio
                           International Portfolio



         The financial statements, including the investment portfolios of Scudder Variable Life Investment Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 1996, and are hereby deemed to be part of this Statement of Additional Information.

                                    APPENDIX

Description of Bond Ratings

Moody's Investors Service, Inc.

         Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's

         AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

         AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Bonds rated BB and B are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

         B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Description of Commercial Paper Ratings

Moody's Investors Service, Inc.

       P-1: Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

Standard & Poor's

       A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

                              Scudder Variable Life
                                 Investment Fund




                                  Annual Report
                                December 31, 1996

































          An open-end management investment company that offers shares of beneficial interest in seven types of diversified portfolios.

                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                                    Contents


Letter from the Fund's President ............................................  2

Money Market Portfolio Management Discussion ................................  3

Bond Portfolio Management Discussion ........................................  4

Bond Portfolio Summary ......................................................  5

Balanced Portfolio Management Discussion ....................................  6

Balanced Portfolio Summary ..................................................  7

Growth and Income Portfolio Management Discussion ...........................  8

Growth and Income Portfolio Summary .........................................  9

Capital Growth Portfolio Management Discussion .............................. 10

Capital Growth Portfolio Summary ............................................ 11

Global Discovery Portfolio Management Discussion ............................ 12

Global Discovery Portfolio Summary .......................................... 13

International Portfolio Management Discussion ............................... 14

International Portfolio Summary ............................................. 15

Investment Portfolios, Financial Statements, and Financial Highlights

           Money Market Portfolio ........................................... 16

           Bond Portfolio ................................................... 22

           Balanced Portfolio ............................................... 29

           Growth and Income Portfolio ...................................... 38

           Capital Growth Portfolio ......................................... 47

           Global Discovery Portfolio ....................................... 55

           International Portfolio .......................................... 64

Notes to Financial Statements ............................................... 74

SCUDDER VARIABLE LIFE INVESTMENT FUND
LETTER FROM THE FUND'S PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders,

     Perhaps the most important lesson we learned from 1996 is to expect the unexpected. After very strong domestic equity performance in 1995, stocks delivered another year of outstanding results. However, this attractive performance masked the challenging environment of conflicting economic signals and rapid sector rotation that characterized much of the year.

     Bond investors were challenged by rising U.S. interest rates in the first half of the year which contributed to increased stock market volatility, as stronger than expected economic growth raised fears of accelerating inflation. Growth slowed in the second half of the year, relieving upward pressure on interest rates, and permitting the stock rally to resume.

     The U.S. stock market's upward march was fueled by strong corporate earnings, benign inflation, and relatively low interest rates. Overseas, the picture was significantly different. Many foreign economies continued to struggle with slow economic growth, prompting governments to lower interest rates to stimulate their economies. Selected markets responded by rebounding strongly from depressed levels.

New Portfolio Added in 1996

     Reflecting our continuing commitment to providing investors with a wide range of investment choices, we introduced Global Discovery Portfolio in May. This portfolio invests in small company stocks from around the world, with an emphasis on individual stock selection. With more than two-thirds of the world's stock market capitalization based outside the United States, we see many investment opportunities among small, rapidly growing companies. Many of these companies have not been well-covered by Wall Street and have accelerating growth rates. Because their businesses are often tied more closely to local or regional economies, they tend to offer an added element of diversification for U.S. investors. Of course, investing overseas carries special risks and the potential for greater price fluctuations, but we believe Global Discovery Portfolio can provide the opportunity for valuable diversification and maximum capital appreciation for long-term investors.

     Scudder Variable Life Investment Fund provides a broad selection of portfolios to fit your particular investment objectives. Combined with its comparatively low fees, we believe the Fund can provide investors with a powerful savings advantage over the long term.

     Thank you for your continued investment in Scudder Variable Life Investment Fund.

                                        Sincerely,

                                        /s/David B. Watts
                                        David B. Watts
                                        President,
                                        Scudder Variable Life Investment Fund

                                                          MONEY MARKET PORTFOLIO
                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     In 1996, money market funds provided investors with respectable yields, as well as a haven for those uncomfortable with stock and bond market gyrations. Money Market Portfolio posted a 5.04% 7-day net annualized yield as of December 31, 1996. The Portfolio's total return was 5.09% for the full 12-month period.

Locating Opportunities

     Money managers spent much of the year with their eyes on the Federal Reserve, anticipating a potential interest rate hike. As a result, many money funds defensively shortened their average maturities. Volatile sentiment in the market caused us to keep Money Market Portfolio's average maturity in the 40-45 day range for much of the year, as investors prepared for potentially rising short-term rates that never materialized. While the defensive position prepared us for a rate increase, the tradeoff was the lost opportunity to capture the superior yields offered by longer maturity instruments. After the September meeting of the Federal Reserve in which no action was taken to raise short-term interest rates, market sentiment shifted, prompting us to increase the Portfolio's average maturity. As of December 31, the Portfolio's average maturity stood at 58 days.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     Interest rates generally
     rose over the year for
     money market instruments.

     At the close of the period, 90% of the Portfolio was invested in commercial paper. Commercial paper with one-year maturities also provided a boost to the Portfolio's yield. The remainder of the Portfolio's assets was principally invested in short-term notes. A small portion (5%) was invested in repurchase agreements.

The Coming Months

     Absent any unforeseen shocks, we believe 1997 should provide investors with moderate economic growth, stable to higher stock prices, and stable to moderately lower interest rates. While always a possibility, we don't expect the Federal Reserve to lower short-term interest rates any time soon.

     In this environment, we plan to favor money market securities at the longer end of the maturity spectrum in order to lock in attractive yields. Our focus will remain on quality as we select investments to maintain the Portfolio's stable share price and competitive yield. We believe Money Market Portfolio continues to offer a vehicle for meeting your short-term investment needs.

     Sincerely,

     Your Portfolio Management Team

     /s/Stephen L. Akers                      /s/David Wines
     Stephen L. Akers                         David Wines
     Lead Portfolio Manager

     /s/Debra A. Hanson                       /s/Nicca B. Alcantara
     Debra A. Hanson                          Nicca B. Alcantara

BOND PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Stronger-than-expected economic growth in the first half of 1996 resulted in higher interest rates and lower bond prices for the year. However, the increase in rates from point-to-point did not fully reflect the increased price volatility that pervaded the bond markets during the year. Despite this challenging environment, Bond Portfolio provided a total return of 2.82% for the 12-month period ended December 31, 1996. For the same period, the unmanaged Lehman Brothers Aggregate Bond Index returned 3.63%.

     Bonds provided positive but modest total returns in 1996. Yields rose during the first half of the year and eased in the second half, but still ended the year higher. The economy turned out to be much stronger than expected, causing yields to rise and bond prices to decline. Later in the year growth moderated, enabling yields to ease and bond prices to recover, though not to levels seen at the beginning of 1996.

     During the 12-month period we managed the portfolio actively, seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate sectors. Our strategy in this more volatile environment was a defensive one. We attempted to reduce sensitivity to changes in interest rates by shortening the Portfolio's duration. We achieved a shorter duration primarily by reducing our holdings of Treasury securities, with most of the reduction occurring during the first half of the year. We redeployed assets in several areas, including corporate bonds, mortgage securities, and cash.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     Rising interest rates
     created a challenging
     environment for bond
     investors.

     Corporate bonds turned out to be the strongest performing sector of the bond market in 1996. We held an overweighted position in corporates at the beginning of the year and continued to add to our position throughout 1996. We maintained the Fund's high quality portfolio composition, closing the year with an average quality rating of AA.

     Mortgage securities also constituted an increasing share of the Portfolio during the year. These securities, which typically offer a yield premium over Treasuries, became increasingly attractive values as interest rates rose in the first half of the year. We added mortgage securities to the Portfolio primarily between March and July. These securities played a significant role in providing stability, diversification, and attractive income to the Portfolio.

     Heading into 1997, we anticipate at least a neutral environment for bond investors. We expect economic growth to moderate and inflation to remain under control. We believe this should help to relieve upward pressure on interest rates. There are no major excesses in the corporate sector, and inventories are being managed well. Longer term, if the current enthusiasm for the stock market wanes, we could see renewed interest in bonds for their attractive yields and relative price stability.

     Sincerely,

     Your Portfolio Management Team


     /s/William M. Hutchinson                 /s/Ruth Heisler
     William M. Hutchinson                    Ruth Heisler
     Lead Portfolio Manager

                                                                  BOND PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
BOND PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,282     2.82%     2.82%
5 Year    $13,912    39.12%     6.83%
10 Year   $21,071   110.71%     7.74%

LB AGGREGATE BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,363     3.63%     3.63%
5 Year    $14,050    40.50%     7.03%
10 Year   $22,547   125.47%     8.46%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Bond Portfolio
Year            Amount
----------------------
86             $10,000
87             $10,122
88             $10,675
89             $11,918
90             $12,879
91             $15,147
92             $16,208
93             $18,214
94             $17,343
95             $20,494
96             $21,071

LB Aggregate Bond Index
Year            Amount
----------------------
86             $10,000
87             $10,276
88             $11,086
89             $12,697
90             $13,834
91             $16,048
92             $17,236
93             $18,916
94             $18,365
95             $21,757
96             $22,547

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Bond Portfolio.


-------------------------------------------------------------------
ASSET QUALITY
-------------------------------------------------------------------
By Quality
-------------------
AAA             60%
AA               5%             Shortening the portfolio's
A               21%             duration helped to limit the
BBB             13%             effects of higher interest
BB               1%             rates.
               ----
               100%
               ====
-------------------
Average Quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
EFFECTIVE MATURITY
-------------------------------------------------------------------
---------------------------
Less than 1 year        11%
1 - 3 years              8%
3 - 7 years             35%
7 - 12 years            25%
12 years or greater     21%
                       ----
                       100%
                       ====
---------------------------
Weighted average effective maturity: 9 years

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
-----------------------------------
Corporate Bonds                 34%
U.S. Government Agency          21%
U.S. Treasury Obligations       16%
Repurchase Agreement            12%
Asset-Backed Securities          7%
U.S. Government Guaranteed
  Mortgages                      7%
Foreign Bonds                    3%
                               ----
                               100%
                               ====
-----------------------------------

BALANCED PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Investor concern over stronger than expected economic growth and the possibility of accelerating inflation fueled an environment of volatile price changes for stocks and bonds in 1996. Nevertheless, the stock market completed its second consecutive year of strong overall performance as evidenced by the 22.96% total return of the S&P 500. In contrast, the bond market provided positive but more modest total returns, as measured by the unmanaged Lehman Brothers Aggregate Bond Index, which returned 3.63% for the year. Balanced Portfolio's conservative approach to investing in stocks and bonds resulted in a total return of 11.89% for the same period. At the end of the period, the Portfolio's assets were allocated 59% in equities and 41% in fixed income securities (including cash).

     The Portfolio's equity holdings were invested with the expectation that the economic environment would be lackluster, inflation would remain under control, and rapid earnings growth would be increasingly hard to sustain for the more cyclically sensitive companies and industries. While the Fund's sector breakdown remained relatively unchanged during the period, we made some strategic shifts within sectors such as technology.

     Although the health care sector was a poor performer during 1996, we maintained our exposure as we believed the stocks owned by the Portfolio were among the best positioned in the sector. This proved a sensible strategy, as health care was one of the Portfolio's best performing sectors later in the year.

     Over the 12 months covered by this report, our exposure to the manufacturing sector increased. On more than one occasion during the period, signs of a strengthening economy led investors toward manufacturing stocks, which generally respond well to an acceleration of economic activity.

     In the bond portion of the Portfolio we took an active approach seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate sectors. We pursued a defensive strategy by shortening the duration of our bond holdings in an effort to reduce sensitivity to changes in interest rates. We achieved this primarily by trimming our holdings of Treasury securities, with most of the reduction occurring during the first half of the year. We redeployed assets in several areas including corporate bonds, mortgage securities, and cash.

     Looking ahead, we believe quality growth stocks and bonds should benefit from the current environment of slower economic growth and low inflation. With the probability of rapid economic expansion low at this stage of the cycle, we believe that higher interest rates are less likely. This scenario is typically viewed as positive by the stock and bond markets, and should particularly benefit investors in the months ahead.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     The strong performance
     of stocks more than offset
     the effects of rising rates
     on bonds.

     Sincerely,

     Your Portfolio Management Team

     /s/Valerie F. Malter                     /s/William M. Hutchinson
     Valerie F. Malter                        William M. Hutchinson
     Lead Portfolio Manager


     /s/Ruth Heisler
     Ruth Heisler

                                                              BALANCED PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
BALANCED PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,189    11.89%    11.89%
5 Year    $15,855    59.55%     9.79%
10 Year   $26,655   166.55%    10.30%

S&P 500 INDEX (60%)
AND LBAB INDEX (40%)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,496    14.96%    14.96%
5 Year    $17,583    75.89%    11.94%
10 Year   $33,291   232.91%    12.77%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Balanced Portfolio
Year            Amount
----------------------
86             $10,000
87             $ 9,632
88             $11,229
89             $13,419
90             $13,162
91             $16,706
92             $17,870
93             $19,202
94             $18,807
95             $23,823
96             $26,575

S&P 500 Index
Year            Amount
----------------------
86             $10,000
87             $10,525
88             $12,273
89             $15,162
90             $15,660
91             $20,431
92             $21,988
93             $24,204
94             $24,524
95             $33,739
96             $41,485

LBAB Index
Year            Amount
----------------------
86             $10,000
87             $10,276
88             $10,085
89             $12,697
90             $13,834
91             $16,040
92             $17,236
93             $18,916
94             $18,265
95             $21,757
96             $22,547


The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 48.78% and 11.43%, respectively.


-------------------------------------------------------------------
EQUITY HOLDINGS
-------------------------------------------------------------------
Sector breakdown of the                Five Largest Equity Holdings
Portfolio's equity holdings            ----------------------------
---------------------------            1. PHILIP MORRIS COMPANIES INC.
Consumer Staples        21%               Tobacco, food products and brewing
Health                  17%
Technology              15%            2. COCA-COLA CO, INC.
Manufacturing           12%               International soft drink company
Service Industries       9%
Financial                8%            3. GENERAL ELECTRIC CO.
Consumer Discretionary   8%               Leading producer of electrical
Media                    5%               equipment
Durables                 4%
Energy                   1%            4. MERCK & CO. INC.
                       ----               Leading drug manufacturer
                       100%
                       ====            5. COLGATE-PALMOLIVE CO.
---------------------------               Manufacturer of household and
                                          personal care products



-------------------------------------------------------------------
FIXED INCOME HOLDINGS
-------------------------------------------------------------------
By Asset Type                                  By Quality
-----------------------------------            -----------------
Corporate Bonds                 26%            AAA           70%
U.S. Treasury Obligations       25%            AA             3%
U.S. Government Agency                         A             14%
  Pass-Thrus                    22%            BBB           13%
Cash Equivalents                11%                         ----
U.S. Government Guaranteed                                  100%
  Mortgages                      8%                         ====
Asset-Backed Securities          7%            -----------------
Foreign Bonds                    1%
                               ----
                               100%
                               ====
-----------------------------------

GROWTH AND INCOME PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

     For the second year in a row, both the Dow Jones Industrial Average and the S&P 500 reached new heights. Growth and Income Portfolio returned 22.17% for the year versus a return of 22.96% for the market as represented by the unmanaged S&P 500 Index. We are pleased with the Portfolio's return given the year's challenging environment of conflicting economic signals and rapid sector rotation.

     Unlike 1995, when the market was driven largely by a one percentage point drop in long-term interest rates and 18% growth in corporate profits, 1996 marked a slowing of corporate profit growth to 8% and a decidedly more volatile bond market. Overall, the year was characterized by market forecasts which seemed to flip-flop with each new release of corporate earnings or economic data. In the end, however, nothing seemed to be able to hold back the market for long.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     Stocks posted a second
     consecutive year of strong
     performance despite
     increased volatility.

     Early in the year, portfolio changes were concentrated in the cyclical area, where we used depressed valuations in chemicals, paper, and retailing as an opportunity to increase holdings. At the same time, we scaled back more defensive consumer products and health care stocks, which had outperformed significantly.

     During the fourth quarter, we accelerated our trimming of health care and consumer staples. We used a portion of the proceeds from the sales to increase the Portfolio's position in Regional Bell Operating Companies and domestic electric utilities, where we have been underweighted. In the communications sector, we initiated positions in BellSouth and Frontier, and increased our weighting in Bell Atlantic and NYNEX. With respect to electric utilities, we believe that while uncertainty remains in the restructuring of the industry, the process is proceeding at an appropriate pace, with many states allowing utilities ample time to make the transition. On the sell side, we eliminated positions in Bausch & Lomb and Reader's Digest due to company fundamentals which no longer supported a strong case for ownership in the Portfolio.

     While we watch the endless stream of economic data and the trends in corporate profit growth, and remain cautious with respect to the current level of the stock market, we will not place large sector bets in the portfolio based on financial market forecasts. We have seen, particularly in 1996, how expectations can shift overnight, only to come full circle in a short a time period. Rather than attempt to outguess the market, we remain focused on our primary activity -- investing in undervalued securities with above-average dividend yields -- which we believe is a superior strategy in almost any market environment.

     Sincerely,

     Your Portfolio Management Team


     /s/Robert T. Hoffman                      /s/Kathleen T. Millard
     Robert T. Hoffman                         Kathleen T. Millard
     Lead Portfolio Manager


     /s/Benjamin W. Thorndike                  /s/Lori J. Ensinger
     Benjamin W. Thorndike                     Lori J. Ensinger

                                                     GROWTH AND INCOME PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,217    22.17%    22.17%
Life of
 Fund*    $16,884    68.84%    21.69%

S&P 500 INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,295    22.96%    22.96%
Life of
 Fund*    $17,590    75.90%    23.57%

*The Fund commenced operations on May 2, 1994.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Growth and Income Portfolio
Year            Amount
----------------------
5/2/94*        $10,000
6/94           $ 9,854
9/94           $10,488
12/94          $10,235
3/95           $10,903
6/95           $11,817
9/95           $12,688
12/95          $13,483
3/96           $14,300
6/96           $14,645
9/96           $15,199
12/96          $16,472


S&P 500 Index
Year            Amount
----------------------
5/2/94*        $10,000
6/94           $ 9,915
9/94           $10,400
12/94          $10,398
3/95           $11,411
6/95           $12,500
9/95           $13,493
12/95          $14,305
3/96           $15,073
6/96           $15,750
9/96           $16,237
12/96          $17,590

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses. See Financial
Highlights for the Growth and Income Portfolio.

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
---------------------------            Sector breakdown of the
Equity Securities       95%            Portfolio's equity holdings
Cash Equivalents         5%            ---------------------------
                       ----            Financial               21%
                       100%            Manufacturing           17%
                       ====            Consumer Staples        11%
---------------------------            Health                   8%
                                       Energy                   8%
A graph in the form of a pie chart     Durables                 8%
appears here, illustrating the         Communications           7%
exact data points in the table         Utilities                5%
to the right.                          Consumer Discretionary   4%
                                       Other                    6%
                                                              ----
                                                               95%
                                                              ====
Our value approach focused on
cyclicals early in the year
followed by emphasis on
Regional Bells and utilities.
-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (18% of Portfolio)
-------------------------------------------------------------------
1.  XEROX CORP.
    Leading manufacturer of copiers and duplicators

2.  PHILIP MORRIS COMPANIES INC.
    Tobacco, food products and brewing

3.  STUDENT LOAN MARKETING ASSOCIATION
    Student loan financing programs

4.  TRW INC.
    Defense electronics, automotive parts and systems

5.  UNITED TECHNOLOGIES CORP.
    Manufacturer of aerospace, climate control systems, and elevators

6.  BANKERS TRUST NEW YORK CORP.
    Commercial banking

7.  H.J. HEINZ CO.
    Major manufacturer of processed foods

8.  CHASE MANHATTAN CORP.
    Commercial banking

9.  E.I du PONT DE NEMOURS & CO.
    Chemical producer

10. SHERLING-PLOUGH CORP.
    Pharmaceutical and consumer products

CAPITAL GROWTH PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

     The U.S. stock market completed a second consecutive year of strong performance, with the S&P 500 climbing 22.96% for the 12-month period ended December 31, 1996. However, the market environment was punctuated by rapid sector rotation and increased volatility. In this changing environment, the Portfolio returned 20.13%. The Portfolio's best performing groups included the technology, consumer staples, finance, service, and manufacturing sectors.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     As stocks rose over
     the year, we remained
     committed to our criteria
     of individual selection.

     In the technology area we continued to be broadly diversified, emphasizing high quality market leaders such as Intel. The company's dominance in microprocessors seems to be unchallenged at this juncture. Applied Materials, the leading supplier of semiconductor manufacturing equipment, also turned in good performance, especially during the fourth quarter.

     Consistent with our view of slowing economic growth and little pressure on interest rates, the Portfolio held a number of finance issues. In a relatively expensive stock market many of these issues trade at a discount to both the S&P 500 and their growth rates. In this category we include a number of specialty names such as insurance companies American International Group and Excel Ltd.

     With health care costs rising at the rate of inflation, political pressure to regulate the industry may have diminished. The Portfolio holds issues of a number of leading pharmaceutical companies that have strong product pipelines which we expect should drive sustainable earnings growth. One of our better performers in this area was Warner Lambert, which rose on news of FDA approval of two of its new products, troglidazone and atorvastatin.

     Significant exposure to the energy sector was also maintained. We believe that stock prices in this sector have yet to reflect the increase in oil prices over the last year, and the more favorable supply and demand environment. Exxon was among the strongest issues in the Portfolio, with Amoco and Royal Dutch Petroleum also performing well.

     In view of high consumer debt levels, we have consistently maintained a relatively modest exposure to consumer discretionary stocks. The few issues in the Portfolio did not add to performance. J.C. Penney declined, reflecting the challenging retail environment. Despite inroads overseas, McDonalds has had a particularly hard time getting its domestic business to show growth.

     Our strategy remains focused on buying stocks with sustainable earnings growth at reasonable valuations. We intend to maintain a broadly diversified portfolio with balanced sector representation in the months ahead.

     Sincerely,

     Your Portfolio Management Team


     /s/William F. Gadsden                               /s/Bruce F. Beaty
     William F. Gadsden                                  Bruce F. Beaty
     Lead Portfolio Manager

                                                        CAPITAL GROWTH PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,013    20.13%    20.13%
5 Year    $17,959    79.59%    12.42%
10 Year   $34,095   240.95%    13.05%

S&P 500 INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,296    22.96%    22.96%
5 Year    $20,305   103.05%    15.20%
10 Year   $41,485   314.85%    15.26%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Capital Growth Portfolio
Year            Amount
----------------------
86             $10,000
87             $10,525
88             $12,273
89             $16,162
90             $15,660
91             $20,431
92             $21,988
93             $24,204
94             $24,524
95             $33,739
96             $41,485


S&P 500 Index
Year            Amount
----------------------
86             $10,000
87             $ 9,811
88             $11,975
89             $14,699
90             $13,604
91             $18,985
92             $20,204
93             $24,423
94             $22,061
95             $29,381
96             $34,095

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Capital Growth Portfolio.

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
---------------------------            Sector breakdown of the
Equity Securities       97%            Portfolio's equity holdings
Cash Equivalents         3%            ---------------------------
                       ----            Financial               18%
                       100%            Technology              16%
                       ====            Health                  14%
---------------------------            Energy                  13%
                                       Manufacturing           12%
A graph in the form of a pie chart     Consumer Discretionary   6%
appears here, illustrating the         Consumer Staples         6%
exact data points in the table         Durables                 5%
to the right.                          Service Industries       4%
                                       Other                    3%
                                                              ----
                                                               97%
                                                              ====
The portfolio's
diversification helped to
mitigate increased
volatility and sector
rotation in 1996

-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS  (25% of Portfolio)
-------------------------------------------------------------------
1.  FEDERAL NATIONAL MORTGAGE ASSOCIATION
    Insurer and holder of mortgage loans

2.  INTEL CORP.
    Semiconductor memory circuits

3.  CITICORP
    Provider of a broad range of financial services, including banking and consumer finance

4.  AMERICAN EXPRESS CREDIT CORP.
    Travel and investment services, insurance, and banking

5.  COLUMBIA/HCA HEALTHCARE CORP.
    Leading hospital management company

6.  ROYAL DUTCH PETROLEUM CO.
    International energy company

7.  WARNER-LAMBERT CO.
    Drugs, toiletries, and food products

8.  AMERICAN INTERNATIONAL GROUP, INC.
    Major international insurance holding company

9.  MBIA, INC.
    Insurer of municipal bonds

10. GENERAL MOTORS CORP. "H"
    Producer of high technology electronics

GLOBAL DISCOVERY PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

     For the eight months from the Portfolio's inception to the end of the fiscal period May 1 to December 31, 1996, Global Discovery Portfolio provided a total return of 5.50%. This performance exceeded the total return of the Fund's benchmark, the unmanaged Salomon Brothers World Equity Extended Market Index, which returned 1.20% for the same period. With the notable exception of Japan, performance of the major international equity markets was generally robust. In the United States, the prolonged expansion of the economy continued as did the domestic stock market's upward swing, despite periods of volatility brought on by investor fears of accelerating inflation.

     There were a number of changes in the Portfolio's top holdings of small company stocks. Notable in their departure were German-based software company SAP and U.S.-based semiconductor producer Atmel. Both had reached "oversized" status after contributing significantly to the Portfolio's past performance. Replacing SAP and Atmel as top portfolio holdings are IHC/Caland NV, the Netherlands-based manufacturer of dredgers and offshore production platforms for the oil industry, and the U.S.-based HBO & Co., the leading consolidator in the booming hospital information systems industry.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     Strong performance was
     evident in the United
     States and abroad with
     the exception of Japan.

     Our approach to portfolio management focuses on individual stock selection. The country or regional decision is secondary to this "bottom up" emphasis on companies with good management, solid balance sheets and, above all, excellent prospects for above average growth. We think this is appropriate because the domicile of the company headquarters is becoming less relevant to the investment decision. For example, two of the leading holdings, CETV and Benton Oil, are classified as "developed" country holdings with corporate headquarters located in the U.K. and California, respectively. Despite its London base, the major earnings asset of CETV is a television station in Prague. Benton's profits are entirely derived from its drilling operations in Venezuela. Both of these companies, therefore, depend entirely on earnings from "developing" nations.

     Regardless of how the portfolio is constructed, it can be viewed from a "top down" perspective. From this standpoint, the portfolio is overweighted in Europe and substantially underweighted in Japan. Moreover, we have restructured our Japanese holdings so as to concentrate on consumer stocks with strongly defined niches and good growth prospects.

     In the U.S., health care stocks have been emphasized as the virtual revolution in this sector of the economy continues unabated. Consolidation will provide many opportunities in the areas of kidney dialysis services and physician practice. We believe growth prospects for hospital information services are excellent.

     While we continue to be cautious regarding the level of markets, we think that there are many companies already in the Portfolio that have the characteristics to weather whatever storms arise.

     Sincerely,

     Your Portfolio Management Team


     /s/Gerald J. Moran                              /s/Sewall F. Hodges
     Gerald J. Moran                                 Sewall F. Hodges
     Lead Portfolio Manager

                                                      GLOBAL DISCOVERY PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
GLOBAL DISCOVERY PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
Life of
 Fund*    $10,550      5.5%      --

SALOMON BROTHERS WORLD EQUITY EMI INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
Life of
 Fund*    $10,120     1.20%      --

*The Fund commenced operations on May 1, 1996.
 Index comparisons begin May 31, 1996.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Global Discovery Portfolio
Year            Amount
----------------------
5/96*          $10,000
6/96           $ 9,857
7/96           $ 9,592
8/96           $ 9,886
9/96           $10,190
10/96          $10,147
11/96          $10,943
12/96          $10,343

Salomon Brothers World Equity EMI Index
Year            Amount
----------------------
5/96*          $10,000
6/96           $ 9,671
7/96           $ 9,337
8/96           $ 9,637
9/96           $ 9,670
10/96          $ 9,626
11/96          $10,136
12/96          $10,120

The Salomon Brothers World Equity EMI Index is an unmanaged small capitalization universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund Returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Global Discovery Portfolio.


-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
By Region                        By Sector
(Excluding 6% Cash Equivalents)  (Equity Holdings)
----------------------------     ---------------------------
Europe                   43%     Financial               16%
U.S. & Canada            41%     Health                  16%
Japan                    10%     Service Industries      13%
Latin America             4%     Consumer Staples        11%
Pacific Basin             1%     Technology              10%
Other                     1%     Energy                   9%
                        ----     Manufacturing            7%
                        100%     Consumer Discretionary   5%
                        ====     Durables                 5%
                                 Other                    8%
                                                        ----
                                                        100%
                                                        ====

Graphs in the form of pie charts appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (25% of Portfolio)
-------------------------------------------------------------------
1.  IHC CALAND N.V
    Dredging and offshore services in the Netherlands

2.  SERCO GROUP PLC
    Facilities management company in the United Kingdom

3.  MARSCHOLLCK LAUTENSCHLAGER UND PARTNER AG
    Leading independent life insurance company in Germany

4.  BANK OF IRELAND PLC
    Bank in Ireland

5.  CENTRAL EUROPEAN MEDIA ENTERPRISE LTD.
    Owner and operator of national and regional private commercial television stations in Central Europe and Germany

6.  AUTOLLV AG.
    Manufacturer of automobile safety bags in Sweden

7.  JERONIMO MARTINS
    Food producer and retailer in Portugal

8.  HBO & COMPANY
    Designer of computerized information systems to the healthcare industry in the United States

9.  BILLING INFORMATION CONCEPTS
    Billing and information management services in the United States

10. SHOHKOH FUND & CO., LTD.
    Finance Company for small and medium-sized firms in Japan

INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

     For the 12 months ended December 31, 1996, International Portfolio provided a total return of 14.78%, comparing very favorably to the performance of the unmanaged MSCI EAFE and Canada Index, which returned 6.87% for the same period. The Portfolio's performance was aided by an underweighting in Japan, one of the worst performing markets over the period, as well as good stock selection in Europe.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     We continue to focus on
     companies in Europe with
     sound management
     strategies.

     Falling interest rates, ongoing corporate restructuring, takeover activity, and greater management focus on shareholder value propelled European markets upwards. German equities were particular beneficiaries of corporate restructuring, including portfolio holdings Hoechst, BASF, and Daimler Benz. Japan's market faltered over the period, as concerns developed over the feeble economic recovery and domestic investors remained absent from the market. Korean equities traded lower as well, troubled by weak corporate earnings, a widening trade gap, a depreciating currency, and the collapse in semiconductor prices. The Hong Kong market rallied towards the end of the year as concerns about the 1997 hand-over to China faded. Brazil was a standout among Latin American markets, driven by continued progress on the privatization front and the perception that, for the first time since the 1940s, Brazilians are likely to experience an extended period of low, even single digit, inflation.

     In Europe, we continue to focus on companies with sound management strategies positioned to benefit from the important changes taking place today in the region. The drive for growth at any cost has been supplanted at many companies by the desire to generate returns for shareholders. Though the restructuring theme is most notable in Germany at present, it is also evident elsewhere in Europe. Industry consolidation continues to be a successful theme in the portfolio as well. In Japan, we continue to seek out domestic companies with a unique franchise (Nichiei) and high quality global blue chip stocks benefiting from a weaker yen (Canon). Elsewhere in Asia, our strategy is to identify dominant regional companies, low-cost producers, and companies that stand to benefit from the region's rising disposable income.

     Looking ahead, while there may be transitional jitters in Europe from time to time, the potential rewards to investors from the favorable changes underway there are exciting. In Japan, there is evidence of momentum in selected areas of the economy: interest rates are at record lows; valuation criteria are attractive by historical standards; and currency depreciation has boosted corporate earnings. Our outlook for Japan is tempered, however, by the continued absence of domestic participation in the market and the slow pace of deregulation in an economy impeded by structural imbalances. Going forward, International Portfolio will seek to continue to provide important exposure to the many opportunities for capital appreciation to be found overseas.

     Sincerely,

     Your Portfolio Management Team


     /s/Carol L. Franklin                            /s/Nicholas Bratt
     Carol L. Franklin                               Nicholas Bratt
     Lead Portfolio Manager


     /s/Joan R. Gregory
     Joan R. Gregory

                                                         INTERNATIONAL PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
INTERNATIONAL PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,478    14.78%    14.78%
5 Year    $16,890    68.90%    11.05%
Life of
 Fund*    $24,966   149.86%     9.93%

MSCI EAFE & CANADA INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,687     6.87%     6.87%
5 Year    $14,817    48.17%     8.17%
Life of
 Fund*    $16,574    65.74%     5.41%

*The Fund commenced operations on May 1, 1987.
 Index comparisons begin May 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

International Portfolio
Year            Amount
----------------------
5/31/87*       $10,000
87             $ 8,997
88             $10,502
89             $14,470
90             $13,363
91             $14,893
92             $14,433
93             $19,891
94             $19,723
95             $21,915
96             $25,154

MSCI EAFE & Canada Index
Year            Amount
----------------------
5/31/87*       $10,000
87             $ 9,138
88             $11,682
89             $12,968
90             $ 9,980
91             $11,186
92             $ 9,824
93             $12,961
94             $13,915
95             $15,509
96             $16,574

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of witholding tax and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the International Portfolio.


-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
By Region                        By Sector
(Excluding Cash Equivalents)     (Equity Holdings)
----------------------------     ---------------------------
Europe                   59%     Manufacturing           23%
Japan                    18%     Financial               11%
Pacific Basin            14%     Durables                 8%
Latin America             6%     Communications           7%
Canada                    3%     Utilities                7%
                        ----     Metals & Minerals        7%
                        100%     Service Industries       8%
                        ====     Health                   8%
                                 Technology               8%
                                 Other                   22%
                                                        ----
                                                        100%
                                                        ====

Graphs in the form of pie charts appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (13% of Portfolio)
-------------------------------------------------------------------
1.  HOSCHET AG
    Chemical producer in Germany

2.  NOVARTIS AG
    Pharmaceutical company in Switzerland

3.  VEBA AG
    Electric utility and distributor of oil and chemicals in Germany

4.  HUTCHISON WHAMPOA, LTD.
    Container terminal and real estate company in Hong Kong

5.  CARREFOUR HYPERMARKET
    Hypermarket operator and food retailer in France.

6.  AUTOLIV AB
    Manufacturer of automoblie safety bags in Sweden

7.  MANNESMANN AG
    Diversified construction and technology company in Germany

8.  PORTUGAL TELECOM SA
    Telecommunication services

9.  SMITHKLINE BEECHAM PLC
    Manufacturer of drugs and healthcare products in the United Kingdom

10. MATSUSHITA ELECTRICAL INDUSTRIAL CO., LTD.
    Leading manufacturer of consumer electronic products in Japan

MONEY MARKET PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                   Value ($)
                                 Portfolio    Amount ($)                                                                   (Note A)
------------------------------------------------------------------------------------------------------------------------------------
                                    4.6%                REPURCHASE AGREEMENT

                                               4,355,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                             dated 12/31/96 at 6.7% to be repurchased at
                                                             $4,356,621 on 1/2/97, collateralized by a $4,284,000
                                                             U.S. Treasury Note, 5.875%, 7/31/97 (Cost $4,355,000) .....   4,355,000
                                                                                                                          ----------

                                   90.3%                COMMERCIAL PAPER


Financial                          82.9%

       Banks                        8.4%       4,000,000    Deutsche Bank Financial Inc., 5.23%, 3/4/97 ................   3,963,698
                                               4,000,000    Prudential Funding Corp., 5.26%, 2/25/97 ...................   3,967,550
                                                                                                                          ----------
                                                                                                                           7,931,248
                                                                                                                          ----------

       Business Finance             6.3%       3,000,000    New Center Asset Trust, 5.21%, 2/19/97 .....................   2,978,440
                                               3,000,000    Norwest Corp., 5.26%, 3/11/97 ..............................   2,969,640
                                                                                                                          ----------
                                                                                                                           5,948,080
                                                                                                                          ----------

       Consumer Finance            23.8%       3,500,000    American Express Credit Corp., 5.11%, 1/23/97 ..............   3,488,600
                                               4,000,000    Bell Atlantic Financial Services Inc., 5.26%, 1/27/97 ......   3,984,284
                                               4,000,000    Beneficial Corp., 5.41%, 6/25/97 ...........................   3,896,945
                                               2,300,000    Ford Motor Credit Corp., 4.65%, 1/8/97 .....................   2,297,625
                                               2,000,000    Ford Motor Credit Corp., 5.19%, 2/4/97 .....................   1,989,951
                                               3,700,000    General Electric Capital Corp., 5.16%, 1/30/97 .............   3,684,143
                                               3,000,000    Household Finance Corp., 4.44%, 1/6/97 .....................   2,997,779
                                                                                                                          ----------
                                                                                                                          22,339,327
                                                                                                                          ----------

       Other Financial
        Companies                  44.4%       4,000,000    Abbey National North America, 5.30%, 3/11/97 ...............   3,959,213
                                               3,000,000    American General Finance Corp., 5.32%, 4/24/97 .............   2,950,280
                                               4,000,000    Ameritech Corp., 5.29%, 3/31/97 ............................   3,947,787
                                               1,600,000    Associates Corp. of North America, 4.94%, 1/14/97 ..........   1,596,932
                                               3,000,000    Associates Corp. of North America, 5.34%, 4/7/97 ...........   2,957,440
                                               3,000,000    Centric Funding Corp., 5.41%, 3/25/97 ......................   2,962,581
                                               3,500,000    Ciesco L.P., 4.96%, 1/15/97 ................................   3,492,786
                                               2,000,000    Dresdner U.S. Finance, 5.19%, 2/4/97 .......................   1,989,951
                                               4,000,000    Matterhorn Capital Corp., 5.17%, 1/16/97 ...................   3,990,833
                                               3,000,000    Preferred Receivables Funding Corp., 4.44%, 1/6/97 .........   2,997,779
                                               4,000,000    Private Export Funding Corp., 5.20%, 2/11/97 ...............   3,975,901
                                               3,000,000    Receivables Capital Corp., 5.32%, 2/28/97 ..................   2,974,093
                                               4,000,000    UBS Finance (DE) INC., 5.30%, 1/21/97 ......................   3,987,667
                                                                                                                          ----------
                                                                                                                          41,783,243
                                                                                                                          ----------

Manufacturing                       4.2%

       Chemicals                               4,000,000    E.I. du Pont de Nemours & Co., 5.13%, 1/23/97 ..............   3,986,922
                                                                                                                          ----------

Utilities                           3.2%

       Electric Utilities                      3,000,000    Virginia Electric & Power Co., 5.26%, 2/13/97 ..............   2,980,829
                                                            Total Commercial Paper (Cost $84,969,649) ..................  84,969,649
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of        Principal                                                                   Value ($)
                                 Portfolio    Amount ($)                                                                   (Note A)
------------------------------------------------------------------------------------------------------------------------------------
                                    5.1%                SHORT-TERM NOTES

                                               1,000,000    Bank of America Illinois, 5.700%, 5/28/97 ..................     999,569
                                               3,000,000    FCC National Bank Note, 5.590%, 11/7/97 ....................   2,999,145
                                                 750,000    General Electric Capital Corp., 5.290%, 1/13/97 ............     749,983
                                                                                                                          ----------
                                                            Total Short-Term Notes (Cost $4,748,697) ...................   4,748,697
                                                                                                                          ----------

                                             Total Investment Portfolio-- 100.0% (Cost $94,073,346) (a) ................  94,073,346
                                                                                                                          ==========


                                             (a) Cost for federal income tax purposes is $94,073,346.


    The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments securities (cost $94,073,346) (Note A) ........................                   $ 94,073,346
Cash ......................................................................                            526
Interest receivable .......................................................                         72,784
Receivable for Portfolio shares sold ......................................                      4,093,556
                                                                                              ------------
      Total assets ........................................................                     98,240,212

Liabilities
Dividends payable .........................................................    $    407,369
Payable for Portfolio shares redeemed .....................................          17,495
Accrued management fee (Note B) ...........................................          29,722
                                                                               ------------
   Total liabilities ......................................................                        454,586
                                                                                              ------------
Net assets, at value ......................................................                   $ 97,785,626
                                                                                              ============

Net Assets
Net assets consist of:
   Accumulated net realized loss ..........................................                         (2,483)
   Paid-in capital ........................................................                     97,788,109
                                                                                              ------------
Net assets, at value ......................................................                   $ 97,785,626
                                                                                              ============
Net asset value, offering and redemption price per share
   ($97,785,626/97,786,551 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .........                   $       1.00
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Interest ...............................................................                   $  4,794,163
   Expenses (Note A):
      Management fee (Note B) .............................................    $    325,791
      Custodian  and accounting fees (Note B) .............................          46,495
      Trustees' fees and expenses  (Note B) ...............................          16,326
      Legal ...............................................................           2,425
      Auditing ............................................................          10,145
   Other ..................................................................           7,026        408,208
                                                                               ------------   ------------
   Net investment income ..................................................                      4,385,955
                                                                                              ------------
   Net realized loss from Investments .....................................                           (917)
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $  4,385,038
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
Net investment income ....................................................   $   4,385,955    $   4,571,604
Net realized loss from investment transactions ...........................            (917)            --
                                                                             -------------    -------------
Net increase in net assets resulting from operations .....................       4,385,038        4,571,604
                                                                             -------------    -------------
Distributions to shareholders from net investment income .................      (4,385,955)      (4,571,604)
                                                                             -------------    -------------
Portfolio share transactions at net asset value of $1.00 per share:
   Proceeds from shares sold .............................................     201,403,309      148,542,887
   Net asset value of shares issued to shareholders in
      reinvestment of distributions from net investment income ...........       4,385,955        4,571,604
   Cost of shares redeemed ...............................................    (187,750,612)    (163,864,512)
                                                                             -------------    -------------
   Net increase (decrease) in net assets from Portfolio share transactions      18,038,652      (10,750,021)
                                                                             -------------    -------------
Increase (decrease) in net assets ........................................      18,037,735      (10,750,021)
Net assets at beginning of period ........................................      79,747,891       90,497,912
                                                                             -------------    -------------
Net assets at end of period ..............................................   $  97,785,626    $  79,747,891
                                                                             =============    =============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Years Ended December 31,
                               ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
    operations:
  Net investment
    income .................     .050      .055      .037      .025      .033      .057      .076      .088      .068      .060
Less distributions from
  net investment income ....    (.050)    (.055)    (.037)    (.025)    (.033)    (.057)    (.076)    (.088)    (.068)    (.060)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
end of period ..............   $ 1.00    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return (%) ...........     5.09      5.65      3.72      2.54      3.33      5.81      7.83      8.84      7.08      5.95
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ......       98        80        90        49        34        28        32        15        11         8
Ratio of operating
  expenses, net to
  average daily net
  assets (%) ...............      .46       .50       .56       .66       .64       .67       .69       .72       .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daliy net
  assets (%) ...............      .46       .50       .56       .66       .64       .67       .69       .81      1.04      1.12
Ratio of net
  investment income
  to average daily
  net assets (%) ...........     4.98      5.51      3.80      2.55      3.26      5.67      7.57      8.53      6.99      6.06

BOND PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                   11.9%               REPURCHASE AGREEMENT

                                             7,959,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
                                                             12/31/96 at 6.7% to be repurchased at $7,961,962
                                                             on 1/2/97 collateralized by a $7,632,000 U.S. Treasury
                                                             Note, 7.75%, 11/30/99 (Cost $7,959,000) ..............        7,959,000
                                                                                                                          ----------

                                   15.8%               U.S. TREASURY OBLIGATIONS

                                             1,000,000    U.S. Treasury Note, 6.125%, 7/31/00 .....................        1,000,000
                                             9,750,000    U.S. Treasury Note, 5.625%, 11/30/00 ....................        9,573,233
                                                                                                                          ----------
                                                            Total U.S. Treasury Obligations (Cost $10,807,479) ....       10,573,233
                                                                                                                          ----------

                                    6.9%               U.S. GOV'T GUARANTEED MORTGAGES

                                             1,444,741    Government National Mortgage Association
                                                             10%, 8/15/20 (a) .....................................        1,589,894
                                             2,928,088    Government National Mortgage Association
                                                             8.5%, 4/15/25 (a) ....................................        3,036,955
                                                                                                                          ----------
                                                            Total U.S. Gov't Guaranteed
                                                              Mortgages (Cost $4,555,736) .........................        4,626,849
                                                                                                                          ----------

                                   20.9%               U.S. GOVERNMENT AGENCY PASS-THRUS

                                               655,216    Federal Home Loan Mortgage Corp., 8%, 4/1/08 (a) ........          674,564
                                             1,954,508    Federal National Mortgage Association 6.5%, 2/1/26 (a) ..        1,866,555
                                             3,015,599    Federal National Mortgage Association 7%, 7/1/26 (a) ....        2,948,682
                                             1,698,829    Federal National Mortgage Association, 8%, 12/1/09 (a) ..        1,749,913
                                             1,996,810    Federal National Mortgage Association, 6.5%, 3/1/26 (a) .        1,904,458
                                             4,941,162    Federal National Mortgage Association, 7%, 4/1/26 (a) ...        4,831,518
                                                                                                                          ----------
                                                            Total U.S. Government Agency Pass-Thrus
                                                             (Cost $13,914,092) ...................................       13,975,690
                                                                                                                          ----------

                                    0.1%               COLLATERALIZED MORTGAGE OBLIGATIONS

                                                32,214    Federal National Mortgage Association, REMIC,
                                                             8.5%, 4/25/18 (Cost $30,583) .........................           32,153
                                                                                                                          ----------

                                    3.2%               FOREIGN BONDS-U.S. $ DENOMINATED

                                             1,000,000    Korea Development Bank, 9.6%, 12/1/00 ...................        1,101,110
                                             1,000,000    Nippon Telegraph & Telephone Corp., 9.5%, 7/27/98 .......        1,050,980
                                                                                                                          ----------
                                                            Total Foreign Bonds-U.S. $ Denominated
                                                             (Cost $2,118,349) ....................................        2,152,090
                                                                                                                          ----------

                                    7.2%               ASSET-BACKED SECURITIES


       Automobile Receivables       1.5%
                                             1,000,000    Premier Auto Trust Asset Backed Certificate Series 1996-
                                                             A4, 6.75%, 11/6/00 ...................................        1,011,250
                                                                                                                          ----------

       Credit Card Receivables      1.5%
                                             1,000,000    Standard Credit Card Trust, Series 1990-3B, 9.85%,
                                                             7/10/97 ..............................................        1,018,750
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
       Home Equity Loans            2.7%
                                             1,499,989    Contimortgage Home Equity Loan Trust, Series 1996-1 A2,
                                                             5.58%, 1/15/11 .......................................        1,489,207
                                               307,952    United Companies Financial Corp., Home Equity Loan
                                                             Series 1993-B1, 6.075%, 7/25/14 ......................          302,707
                                                                                                                          ----------
                                                                                                                           1,791,914
                                                                                                                          ----------

       Manufactured Housing
       Receivables                  1.5%
                                               964,749    Green Tree Financial Corp., Securitized NIM Series
                                                             1994-B, 7.85%, 7/15/04 ...............................          973,492
                                                                                                                          ----------
                                                            Total Asset-Backed Securities (Cost $4,894,031) .......        4,795,406
                                                                                                                          ----------

                                   34.0%               CORPORATE BONDS


       Consumer Staples             1.7%
                                             1,000,000    J. Seagram & Sons Inc., 9%, 8/15/21 .....................        1,159,270
                                                                                                                          ----------

       Financial                   14.1%
                                             2,000,000    Associates Corp. of North America, 6.625%, 5/15/01 ......        1,999,160
                                             1,000,000    BankAmerica Corp., 7.125%, 5/1/06 .......................        1,005,450
                                             1,750,000    First Union Capital II, 7.85%, 1/1/27 ...................        1,734,023
                                             1,500,000    Highwoods/Forsyth L.P., 7%, 12/1/06 .....................        1,479,330
                                             1,500,000    Midland Bank PLC, 6.95%, 3/15/11 ........................        1,447,185
                                               750,000    Spieker Properties, Inc., 7.875%, 12/1/16 ...............          744,375
                                             1,000,000    Susa Partnership L.P., 7.125%, 11/1/03 ..................          992,850
                                                                                                                          ----------
                                                                                                                           9,402,373
                                                                                                                          ----------

       Media                        3.1%
                                             1,000,000    Tele-Communications, Inc., 8.65%, 9/15/04 ...............        1,004,910
                                             1,000,000    Time Warner Inc., 9.125%, 1/15/13 .......................        1,091,700
                                                                                                                          ----------
                                                                                                                           2,096,610
                                                                                                                          ----------

       Durables                     3.9%
                                             1,000,000    Lockheed Martin Corp., 9%, 1/15/22 ......................        1,156,540
                                             1,500,000    Northrop Grumman Corp., 7.875%, 3/1/26 ..................        1,503,495
                                                                                                                          ----------
                                                                                                                           2,660,035
                                                                                                                          ----------

       Manufacturing                4.3%
                                             1,000,000    ARCO Chemical Co., 9.375%, 12/15/05 .....................        1,159,110
                                             1,000,000    Monsanto Co., 8.7%, 10/15/21 ............................        1,143,550
                                               500,000    Newport News Shipbuilding Co., 8.625%, 12/1/06 ..........          512,500
                                                                                                                          ----------
                                                                                                                           2,815,160
                                                                                                                          ----------

       Technology                   1.7%
                                             1,000,000    Loral Corp., 8.375%, 6/15/24 ............................        1,107,010
                                                                                                                          ----------

       Energy                       3.4%
                                             1,000,000    Atlantic Richfield Co., 9.125%, 8/1/31 ..................        1,211,550
                                             1,000,000    Enron Corp., 10%, 6/1/98 ................................        1,050,400
                                                                                                                          ----------
                                                                                                                           2,261,950
                                                                                                                          ----------

       Transportation               1.8%
                                               600,000    American Airlines, 8.8%, 9/16/15 ........................          654,894

    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                                            Market
                                                 Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                               575,000    American Airlines, 8.39%, 1/2/17 ........................          608,810
                                                                                                                          ----------
                                                                                                                           1,263,704
                                                                                                                          ----------

                                                            Total Corporate Bonds (Cost $21,685,522) ..............       22,766,112
                                                                                                                          ----------
------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                             (Cost $65,964,792) (b) ...............................       66,880,533
                                                                                                                          ==========
------------------------------------------------------------------------------------------------------------------------------------

   (a) Effective maturities will be shorter due to prepayments.

   (b) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $65,972,685 was as follows:
       Aggregate gross unrealized appreciation for all investments in which there is an excess of market           $    1,414,221
       value over tax cost
       Aggregate gross unrealized depreciation for all investments in which there is an excess of tax                    (506,373)
                                                                                                                   ---------------
           cost over market value
       Net unrealized appreciation                                                                                 $      907,848
                                                                                                                   ==============
------------------------------------------------------------------------------------------------------------------------------------

       Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the year ended December 31, 1996, aggregated $35,306,379 and $18,229,980, respectively. Purchases and sales of U.S. Government securities for the year ended December 31, 1996, aggregated $13,912,703 and $60,025,147, respectively.
------------------------------------------------------------------------------------------------------------------------------------

       The aggregate face value of futures contracts opened and closed during the year ended December 31, 1996, for the Bond
       Portfolio, was $227,390,005 and $227,390,005.

    The accompanying notes are an integral part of the financial statements.

                                                                  BOND PORTFOLIO
                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (including repurchase agreements of
   $7,959,000)(identified cost $65,964,792) (Note A) ......................                   $ 66,880,533
Cash ......................................................................                            779
Receivables:
   Interest ...............................................................                        658,959
   Portfolio shares sold ..................................................                         50,332
                                                                                              ------------
      Total assets ........................................................                     67,590,603
Liabilities
Payables:
   Investments purchased ..................................................    $  1,753,343
   Portfolio shares redeemed ..............................................          25,442
   Accrued management fee (Note B) ........................................          26,968
   Other accrued expenses (Note B) ........................................          15,429
                                                                               ------------
      Total liabilities ...................................................                      1,821,182
                                                                                              ------------
Net assets, at market value ...............................................                   $ 65,769,421
                                                                                              ============
Net Assets
Net assets consist of:
   Undistributed net investment income ....................................                   $  1,075,196
   Net unrealized appreciation on investments .............................                        915,741
   Accumulated net realized gain ..........................................                         89,617
   Paid-in capital ........................................................                     63,688,867
                                                                                              ------------
Net assets, at market value ...............................................                   $ 65,769,421
                                                                                              ============
Net asset value, offering and redemption price per share
   ($65,769,4219,775,320 outstanding shares of beneficial
interest, no par value, unlimited number of shares authorized) ............                   $       6.73
                                                                                              ============


    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS


Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Interest ...............................................................                   $  4,183,772
   Expenses (Note A):
      Management fee (Note B) .............................................   $    291,740
      Custodian and accounting fees (Note B) ..............................         53,210
      Trustees' fees (Note B) .............................................         15,916
      Auditing ............................................................          6,818
      Legal ...............................................................          3,046
   Other ..................................................................          6,308         377,038
                                                                              ------------    ------------
   Net investment income ..................................................                      3,806,734
                                                                                              ------------

Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments .........................................................        199,592
      Futures .............................................................        306,666
      Foreign currency related transactions ...............................         92,728         598,986
                                                                              ------------
   Net unrealized appreciation (depreciation) during the period on:
      Investments .........................................................     (2,534,446)
   Foreign currency related transactions ..................................         20,098      (2,514,348)
                                                                              ------------    ------------
   Net loss on investment transactions ....................................                     (1,915,362)
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $  1,891,372
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..................................................   $   3,806,734    $   8,707,166
   Net realized gain from investment transactions .........................         598,986        5,636,324
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ......................................      (2,514,348)       8,197,950
Net increase in net assets resulting from operations ......................       1,891,372       22,541,440
                                                                              -------------    -------------
Distributions to shareholders from net investment income ..................      (5,405,378)      (9,011,114)
                                                                              -------------    -------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................      27,555,910       57,366,869
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .......................................       5,405,378        9,011,114
   Cost of shares redeemed ................................................     (36,192,318)    (149,798,464)
                                                                              -------------    -------------
Net decrease in net assets from Portfolio share transactions ..............      (3,231,030)     (83,420,481)
                                                                              -------------    -------------
Decrease in net assets ....................................................      (6,745,036)     (69,890,155)
Net assets at beginning of period .........................................      72,514,457      142,404,612
                                                                              -------------    -------------
Net assets at end of period (including undistributed net investment
   income of $1,075,196 and $2,587,204, respectively) .....................   $  65,769,421    $  72,514,457
                                                                              =============    =============

Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .................................      10,126,562       21,973,579
                                                                              -------------    -------------
   Shares sold ............................................................       4,122,227        8,433,349
   Shares issued to shareholders in reinvestment of distributions .........         806,843        1,343,624
   Shares redeemed ........................................................      (5,280,312)     (21,623,990)
                                                                              -------------    -------------
   Net decrease in Portfolio shares .......................................        (351,242)     (11,847,017)
                                                                              -------------    -------------
Shares outstanding at end of period .......................................       9,775,320       10,126,562
                                                                              =============    =============


    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Years Ended December 31, (a)
                               ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of  period .....   $ 7.16    $ 6.48    $ 7.42    $ 7.19    $ 7.37    $ 6.73    $ 6.72    $ 6.39    $ 6.47    $ 6.67
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from
  investment operations:
    Net investment
      income ...............      .41       .44       .43       .48       .49       .52       .53       .54       .54       .49
    Net realized and
      unrealized gain
      (loss) on
      investment
    transactions ...........     (.22)      .69      (.77)      .38      (.02)      .61      (.02)      .18      (.19)     (.40)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
operations .................      .19      1.13      (.34)      .86       .47      1.13       .51       .72       .35       .09
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions from:
  Net investment
    income .................     (.62)     (.45)     (.43)     (.48)     (.46)     (.47)     (.50)     (.39)     (.43)     (.29)
  Net realized gains
    on investment
    transactions ...........     --        --        (.17)     (.15)     (.19)     (.02)     --        --        --        --
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions ........     (.62)     (.45)     (.60)     (.63)     (.65)     (.49)     (.50)     (.39)     (.43)     (.29)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
end of period ..............   $ 6.73    $ 7.16    $ 6.48    $ 7.42    $ 7.19    $ 7.37    $ 6.73    $ 6.72    $ 6.39    $ 6.47
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return (%) ...........     2.82     18.17     (4.79)    12.38      7.01     17.61      8.06     11.65      5.46      1.22
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ......       66        73       142       129       113        74        42        22         3         3
Ratio of operating
  expenses, net to
  average net
  assets (%) ...............      .61       .56       .58       .61       .63       .69       .73       .75       .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daliy net
  assets (%) ...............      .61       .56       .58       .61       .63       .69       .73       .84      1.40      2.01
Ratio of net investment
  income to average
  net assets (%) ...........      6.2      6.29      6.43      6.59      6.89      7.51      8.05      8.04      7.86      7.53
Portfolio turnover
  rate (%) .................    85.11    177.21     96.55    125.15     87.00    115.86     71.02    103.41    245.23    186.05

(a) Based on monthly average shares outstanding during the period.

                                                              BALANCED PORTFOLIO
                                    INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of          Principal                                                                  Market
                                 Portfolio      Amount ($)                                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                    4.5%               REPURCHASE AGREEMENT

                                               4,003,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                             dated 12/31/96 at 6.7% to be repurchased at $4,004,490
                                                             on 1/2/97, collateralized by a $3,703,000 U.S. Treasury
                                                             Note, 8.5%, 11/15/00 (Cost $4,003,000) ...............        4,003,000
                                                                                                                          ----------
                                   10.2%               U.S. GOVERNMENT & AGENCIES

                                               1,200,000    U.S. Treasury Bond, 7.25%, 5/15/16 ....................        1,267,128
                                                 300,000    U.S. Treasury Bond, 8.125%, 5/15/21 ...................          348,093
                                               1,850,000    U.S. Treasury Bond, 6.25%, 8/15/23 ....................        1,734,375
                                                 550,000    U.S. Treasury Note, 4.75%, 2/15/97 ....................          549,400
                                                 250,000    U.S. Treasury Note, 6.125%, 5/31/97 ...................          250,703
                                               1,000,000    U.S. Treasury Note, 5.25%, 7/31/98 ....................          991,720
                                               2,000,000    U.S. Treasury Note, 5.75%, 12/31/98 ...................        1,995,320
                                                 500,000    U.S. Treasury Note, 6.125%, 7/31/00 ...................          500,000
                                               1,150,000    U.S. Treasury Note, 5.625%, 11/30/00 ..................        1,129,150
                                                 800,000    U.S. Treasury Separate Trading Registered Interest and
                                                             Principal Securities, 11/15/10 (6.75%)** .............          318,624
                                                                                                                          ----------
                                                            Total U.S. Government & Agencies (Cost $9,081,356) ....        9,084,513
                                                                                                                          ----------
                                    3.1%               U.S. GOV'T GUARANTEED MORTGAGES

                                                 535,318    Government National Mortgage Association, 10%,
                                                             8/15/20 (a) ..........................................          589,101
                                                 528,233    Government National Mortgage Association, 8.75%,
                                                             12/15/24 (a) .........................................          544,739
                                               1,567,723    Government National Mortgage Association, 8.5%,
                                                             with various maturities to 9/15/26 (a) ...............        1,625,742
                                                                                                                          ----------
                                                            Total U.S. Gov't Guaranteed Mortgages (Cost $2,685,721)        2,759,582
                                                                                                                          ----------
                                    9.3%               U.S. GOVERNMENT AGENCY PASS-THRUS

                                               1,092,026    Federal Home Loan Mortgage Corp., 8%, 4/1/08 (a) ......        1,124,273
                                               2,577,568    Federal National Mortgage Association, 6.5%, with
                                                             various maturities to 2/1/26 (a) .....................        2,461,576
                                               2,471,628    Federal National Mortgage Association, 7%, 4/1/26 (a) .        2,416,782
                                               2,259,913    Federal National Mortgage Association, 7%,  9/1/26 (a)         2,209,765
                                                                                                                          ----------
                                                            Total U.S. Government Agency Pass-Thrus
                                                             (Cost $8,177,335) ....................................        8,212,396
                                                                                                                          ----------
                                    0.0%               COLLATERALIZED MORTGAGE OBLIGATIONS

                                                  32,214    Federal National Mortgage Association, REMIC, 8.5%,
                                                             4/25/18 (Cost $30,945) ...............................           32,153
                                                                                                                          ----------
                                    0.5%               FOREIGN BONDS - U.S. $ DENOMINATED

                                                 250,000    ABN-AMRO Bank NV, 7.75%, 5/15/23 ......................          257,010
                                                 250,000    Seagram Co., Ltd., 6.875%, 9/1/23 .....................          230,900
                                                                                                                          ----------
                                                            Total Foreign Bonds - U.S. $ Denominated
                                                            (Cost $461,469) .......................................          487,910
                                                                                                                          ----------
                                    2.8%               ASSET-BACKED SECURITIES


       Automobile Receivables       0.7%          98,937    Premier Auto Trust Asset Backed Certificate Series
                                                             1994-3, 6.8%, 12/2/99                                            99,400


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   % of          Principal                                                                  Market
                                 Portfolio      Amount ($)                                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                 500,000    Premier Auto Trust Asset Backed Certificate Series
                                                             1996-3, 6.5%, 3/6/00 .................................          503,435
                                                                                                                          ----------
                                                                                                                             602,835
                                                                                                                          ----------

       Credit Card Receivables      1.3%         850,000    Sears Credit Account Master Trust, Series 1995-4, 6.25%,
                                                             1/15/03 ..............................................          853,451
                                                 250,000    Standard Credit Card Trust, Series 1990-6B, 9.625%,
                                                             9/10/97 ..............................................          255,703
                                                                                                                          ----------
                                                                                                                           1,109,154
                                                                                                                          ----------

       Home Equity Loans            0.7%         499,996    Contimortgage Home Equity Loan Trust, Series 1996-1 A2,
                                                            5.58%, 1/15/11 ........................................          496,402
                                                  76,988    United Companies Financial Corp., Home Equity Loan
                                                             Series 1993-B1, 6.075%, 7/25/14 ......................           75,676
                                                                                                                          ----------
 ..................................................................................................................          572,078
                                                                                                                          ----------

       Manufactured Housing
        Receivables                 0.1%         119,990    Green Tree Financial Corp. Series 1995-7 A1, 6%, 10/15/26        120,027
                                                                                                                          ----------
                                                            Total Asset-Backed Securities (Cost $2,418,966) .......        2,404,094
                                                                                                                          ----------
                                   10.9%               CORPORATE BONDS


       Consumer Discretionary       0.3%         250,000    Price/Costco Inc., 7.125%, 6/15/05 ....................          250,030
                                                                                                                          ----------

       Consumer Staples             0.3%         270,000    J. Seagram & Sons Inc., 7%, 4/15/08 ...................          266,406
                                                                                                                          ----------

       Financial                    5.3%         750,000    Associates Corp. of North America, 6.625%, 5/15/01 ....          749,685
                                               1,000,000    Highwoods/Forsyth L.P., 7%, 12/1/06 ...................          986,220
                                                 500,000    Midland Bank PLC, 6.95%, 3/15/11 ......................          482,395
                                                 250,000    NationsBank Corp., 7.25%, 10/15/25 ....................          240,265
                                               1,000,000    Southern National Corp., 7.05%, 5/23/03 ...............        1,009,060
                                                 750,000    Spieker Properties, Inc., 7.875%, 12/1/16 .............          744,375
                                                 500,000    Wells Fargo & Co., 6.875%, 4/1/06 .....................          491,665
                                                                                                                          ----------
                                                                                                                           4,703,665
                                                                                                                          ----------

       Media                        1.8%         500,000    Tele-Communications, Inc., 8.65%, 9/15/04 .............          502,455
                                               1,000,000    Time Warner Inc., 9.125%, 1/15/13 .....................        1,091,700
                                                                                                                          ----------
                                                                                                                           1,594,155
                                                                                                                          ----------

       Durables                     0.9%         250,000    Lockheed Martin Corp., 9%, 1/15/22 ....................          289,135
                                                 500,000    Northrop Grumman Corp., 7.875%, 3/1/26 ................          501,165
                                                                                                                          ----------
                                                                                                                             790,300
                                                                                                                          ----------

       Manufacturing                0.3%         250,000    Corning Inc., 8.75%, 7/15/99 ..........................          261,308
                                                                                                                          ----------

       Technology                   0.6%         500,000    Loral Corp., 8.375%, 6/15/24 ..........................          553,505
                                                                                                                          ----------

       Energy                       0.9%         500,000    Atlantic Richfield Co., 8.25%, 2/1/22 .................          550,965
                                                 250,000    Enron Corp., 10%, 6/1/98 ..............................          262,600
                                                                                                                          ----------
                                                                                                                             813,565
                                                                                                                          ----------

       Transportation               0.2%         100,000    American Airlines, 8.8%, 9/16/15 ......................          109,149
                                                 100,000    American Airlines, 8.39%, 1/2/17 ......................          105,880
                                                                                                                          ----------
                                                                                                                             215,029
                                                                                                                          ----------

       Utilities                    0.3%         250,000    Commonwealth Edison Co., 9.05%, 10/15/99 ..............          263,093
                                                                                                                          ----------
                                                            Total Corporate Bonds (Cost $9,479,915) ...............        9,711,056
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio        Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                   58.7%               COMMON STOCKS


Consumer Discretionary              4.8%

       Department &
       Chain Stores                 3.2%          14,200    Federated Department Stores, Inc.* ....................          484,575
                                                  10,300    Home Depot, Inc. ......................................          516,288
                                                  38,900    Price/Costco Inc.* ....................................          977,363
                                                  37,400    Wal-Mart Stores Inc. ..................................          855,525
                                                                                                                          ----------
                                                                                                                           2,833,751
                                                                                                                          ----------

       Hotels & Casinos             0.7%          39,000    Host Marriott Corp. ...................................          624,000
                                                                                                                          ----------

       Specialty Retail             0.9%          26,800    Corporate Express, Inc.* ..............................          788,925
                                                                                                                          ----------

Consumer Staples                   12.1%

       Alcohol & Tobacco            3.6%          27,000    Anheuser-Busch Companies, Inc. ........................        1,080,000
                                                  18,400    Philip Morris Companies Inc. ..........................        2,072,300
                                                                                                                          ----------
                                                                                                                           3,152,300
                                                                                                                          ----------

       Consumer Electronic &
       Photographic Products        0.7%
                                                   8,900    Duracell International Inc. ...........................          621,888
                                                                                                                          ----------

       Food & Beverage              2.2%          37,300    Coca-Cola Co., Inc. ...................................        1,962,913
                                                                                                                          ----------

       Package Goods/
       Cosmetics                    5.6%          19,500    Avon Products Inc. ....................................        1,113,938
                                                  14,500    Colgate-Palmolive Co. .................................        1,337,625
                                                   8,900    Gillette Co. ..........................................          691,975
                                                  12,400    Procter & Gamble Co. ..................................        1,333,000
                                                  18,700    Revlon, Inc. "A"* .....................................          558,662
                                                                                                                          ----------
                                                                                                                           5,035,200
                                                                                                                          ----------

Health                              9.9%

       Biotechnology                0.7%          11,900    Amgen Inc.* ...........................................          647,063
                                                                                                                          ----------

       Health Industry Services     1.3%           9,900    HBO & Company .........................................          587,813
                                                  12,200    United Healthcare Corp. ...............................          549,000
                                                                                                                          ----------
                                                                                                                           1,136,813
                                                                                                                          ----------

       Medical Supply &
       Specialty                    0.9%          11,700    Medtronic Inc. ........................................          795,600
                                                                                                                          ----------

       Pharmaceuticals              7.0%           9,900    American Home Products Corp. ..........................          580,387
                                                   8,058    Eli Lilly & Co. .......................................          588,234
                                                  22,600    Johnson & Johnson .....................................        1,124,350
                                                  17,900    Merck & Co. Inc. ......................................        1,418,575
                                                  10,000    Novartis AG (ADR) .....................................          571,875
                                                  13,100    Pfizer, Inc. ..........................................        1,085,662
                                                  12,700    SmithKline Beecham PLC (ADR) ..........................          863,600
                                                                                                                          ----------
                                                                                                                           6,232,683
                                                                                                                          ----------

Financial                           5.0%

       Banks                        1.5%           5,600    NationsBank Corp. .....................................          547,400

    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio        Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                  12,400    State Street Boston Corp. .............................          799,800
                                                                                                                          ----------
                                                                                                                           1,347,200
                                                                                                                          ----------

       Insurance                    2.4%          11,550    American International Group, Inc. ....................        1,250,288
                                                   8,400    MBIA Inc. .............................................          850,500
                                                                                                                          ----------
                                                                                                                           2,100,788
                                                                                                                          ----------

       Consumer Finance             0.5%           9,500    Associates First Capital Corp. ........................          419,188
                                                                                                                          ----------

       Other Financial
       Companies                    0.6%          14,700    Federal National Mortgage Association .................          547,575
                                                                                                                          ----------

Media                               3.0%

       Advertising                  1.2%          21,900    Interpublic Group of Companies Inc. ...................        1,040,250
                                                                                                                          ----------

       Broadcasting &
        Entertainment               1.8%          29,800    Clear Channel Communications, Inc.* ...................        1,076,525
                                                   7,500    Walt Disney Co. .......................................          522,188
                                                                                                                          ----------
                                                                                                                           1,598,713
                                                                                                                          ----------

Service Industries                  5.1%

       Electronic Data
       Processing Services          2.2%          27,700    Electronic Data Systems Corp. .........................        1,198,025
                                                  20,200    First Data Corp. ......................................          737,300
                                                                                                                          ----------
                                                                                                                           1,935,325
                                                                                                                          ----------

       Environmental Services       0.3%          10,000    U.S. Filter Corp.* ....................................          317,500
                                                                                                                          ----------

       Miscellaneous Commercial
       Services                     0.5%          24,800    Sensormatic Electronics Corp. .........................          415,400
                                                                                                                          ----------

       Miscellaneous Consumer
       Services                     1.4%          22,700    CUC International Inc.* ...............................          539,125
                                                  24,100    Service Corp. International ...........................          674,800
                                                                                                                          ----------
                                                                                                                           1,213,925
                                                                                                                          ----------

       Printing/Publishing          0.7%           8,800    Reuters Holdings PLC "B" (ADR) ........................          673,200
                                                                                                                          ----------

Durables                            2.1%

       Telecommunications
       Equipment                                  11,200    Ascend Communications, Inc.* ..........................          695,800
                                                   6,900    Cascade Communications Corp.* .........................          380,363
                                                  12,900    Nokia AB Oy (ADR) .....................................          743,363
                                                                                                                          ----------
                                                                                                                           1,819,526
                                                                                                                          ----------

Manufacturing                       7.2%

       Chemicals                    1.7%          24,300    Monsanto Co. ..........................................          944,663
                                                  12,500    Praxair Inc. ..........................................          576,563
                                                                                                                          ----------
                                                                                                                           1,521,226
                                                                                                                          ----------

       Diversified
       Manufacturing                2.6%          18,100    General Electric Co. ..................................        1,789,638
                                                   8,600    Honeywell, Inc. .......................................          565,450
                                                                                                                          ----------
                                                                                                                           2,355,088
                                                                                                                          ----------

       Electrical Products          1.9%          12,000    Emerson Electric Co. ..................................        1,161,000
                                                  14,900    FORE Systems, Inc.* ...................................          489,838
                                                                                                                          ----------


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio        Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           1,650,838
                                                                                                                          ----------

       Office Equipment/
       Supplies                     1.0%          16,800    Xerox Corp. ...........................................          884,100
                                                                                                                          ----------

Technology                          8.6%

       Computer Software            3.3%          11,650    Computer Associates International, Inc. ...............          579,588
                                                  28,600    Informix Corp.* .......................................          582,725
                                                  15,800    Microsoft Corp.* ......................................        1,305,475
                                                  10,200    Oracle Systems Corp.* .................................          425,850
                                                                                                                          ----------
                                                                                                                           2,893,638
                                                                                                                          ----------

       Electronic Data
        Processing                  0.7%          15,300    Ceridian Corp.* .......................................          619,650
                                                                                                                          ----------

       Office/Plant Automation      2.4%           7,400    3Com Corp.* ...........................................          542,975
                                                  23,400    Cabletron Systems Inc.* ...............................          778,050
                                                  13,100    Cisco Systems, Inc.* ..................................          833,488
                                                                                                                          ----------
                                                                                                                           2,154,513
                                                                                                                          ----------

       Semiconductors               2.2%          21,500    Advanced Micro Devices Inc.* ..........................          553,625
                                                  18,600    Atmel Corp.* ..........................................          616,125
                                                   6,100    Intel Corp. ...........................................          798,718
                                                                                                                          ----------
                                                                                                                           1,968,468
                                                                                                                          ----------

Energy                              0.9%

       Oil/Gas Transmission                       17,900    Enron Corp. ...........................................          771,938
                                                                                                                          ----------
                                                            Total Common Stocks (Cost $41,878,330) ................       52,079,185
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                             (Cost $78,217,037) (b) ...............................       88,773,889
                                                                                                                          ==========
------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
     ** Yield; bond equivalent yield to maturity; not a coupon rate (unaudited).
    (a) Effective maturities will be shorter due to prepayments.
    (b) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $78,237,142 was as follows:
        Aggregate gross unrealized appreciation for all investments in which there is an excess of market .........      11,609,029
            value over tax cost
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax ............      (1,072,282)
                                                                                                                     ---------------
            cost over market value
        Net unrealized appreciation ...............................................................................  $   10,536,747
                                                                                                                     ==============

------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the year ended December 31, 1996, aggregated $56,672,487 and $39,756,709, respectively. Purchases and sales of U.S. Government securities for the year ended December 31, 1996, aggregated $5,463,914 and $8,207,745, respectively.


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $78,217,037) (Note A)                                 $ 88,773,889
Cash                                                                                                 1,306
Receivables:
   Dividends and interest                                                                          437,539
   Portfolio shares sold                                                                           340,753
                                                                                              ------------
      Total assets                                                                              89,553,487
Liabilities
Payables:
   Investments purchased                                                       $  1,150,199
   Accrued management fee (Note B)                                                   35,508
   Other accrued expenses (Note B)                                                   24,943
                                                                               ------------
      Total liabilities                                                           1,210,650
                                                                               ------------
Net assets, at market value                                                    $ 88,342,837
                                                                               ============

Net Assets
Net assets consist of:
   Undistributed net investment income                                                        $    672,177
   Net unrealized appreciation on investments                                                   10,556,852
   Accumulated net realized gain                                                                 4,797,576
   Paid-in capital                                                                              72,316,232
                                                                                              ------------
Net assets, at market value                                                                   $ 88,342,837
                                                                                              ============
Net asset value, offering and redemption price per share
   ($88,342,837/7,608,722 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)                             $      11.61
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Interest ............................................................                   $  2,099,138
      Dividends (net of foreign taxes withheld of $5,019) .................                        580,951
                                                                                              ------------
                                                                                                 2,680,089
   Expenses (Note A):
      Management fee (Note B) .............................................    $    372,176
      Custodian and accounting fees (Note B) ..............................          60,938
      Trustees' fees (Note B) .............................................          16,326
      Auditing ............................................................           9,672
      Legal ...............................................................             388
      Registration fees ...................................................           4,946
      Other ...............................................................           6,896        471,342
                                                                               ------------   ------------
   Net investment income ..................................................                      2,208,747
                                                                                              ------------
Net realized and unrealized gain on investment transactions
   Net realized gain from:
      Investments .........................................................       4,867,034
      Foreign currency related transactions ...............................          32,727      4,899,761
                                                                               ------------
   Net unrealized appreciation during the period on:
      Investments .........................................................       1,629,706
      Foreign currency related transactions ...............................           5,965      1,635,671
                                                                               ------------   ------------
   Net gain on investment transactions ....................................                      6,535,432
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $  8,744,179
                                                                                              ============


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..................................................   $  2,208,747    $  1,709,893
   Net realized gain from investment transactions .........................      4,899,761       2,307,029
   Net unrealized appreciation on investment transactions
      during the period ...................................................      1,635,671       9,159,100
                                                                              ------------    ------------
Net increase in net assets resulting from operations ......................      8,744,179      13,176,022
                                                                              ------------    ------------
Distributions to shareholders from:
   Net investment income ..................................................     (2,028,500)     (1,673,390)
                                                                              ------------    ------------
   Net realized gains from investment transactions ........................     (1,925,657)       (316,977)
                                                                              ------------    ------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................     25,991,787      16,676,142
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .......................................      3,954,157       1,990,367
   Cost of shares redeemed ................................................    (14,318,918)     (7,450,950)
                                                                              ------------    ------------
Net increase in net assets from portfolio share transactions ..............     15,627,026      11,215,559
                                                                              ------------    ------------
Increase in net assets ....................................................     20,417,048      22,401,214
Net assets at beginning of period .........................................     67,925,789      45,524,575
                                                                              ------------    ------------
Net assets at end of period (including undistributed net
   investment income of $672,177 and $483,837, respectively) ..............   $ 88,342,837    $ 67,925,789
                                                                              ============    ============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .................................      6,206,064       5,076,236
                                                                              ------------    ------------
   Shares sold ............................................................      2,336,334       1,667,336
   Shares issued to shareholders in reinvestment of distributions .........        360,527         204,454
   Shares redeemed ........................................................     (1,294,203)       (741,962)
                                                                              ------------    ------------
   Net increase in Portfolio shares .......................................      1,402,658       1,129,828
                                                                              ------------    ------------
Shares outstanding at end of period .......................................      7,608,722       6,206,064
                                                                              ============    ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Years Ended December 31, (a)
                               ---------------------------------------------------------------------------------------------------
                                  1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $10.95    $ 8.97    $10.23    $10.02     $ 9.85    $ 8.10    $ 8.75    $ 7.62    $ 6.88    $ 7.35
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Income from
  investment operations:
  Net investment income ......      .31       .30       .29       .30        .29       .35       .42       .40       .33       .34
  Net realized and unrealized
    gain (loss) on investment
    transactions .............      .95      2.04      (.48)      .42        .36      1.77      (.59)     1.06       .64      (.45)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Total from investment
  operations .................     1.26      2.34      (.19)      .72        .65      2.12      (.17)     1.46       .97      (.11)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Less distributions from:
  Net investment income ......     (.30)     (.30)     (.30)     (.28)      (.29)     (.37)     (.43)     (.33)     (.23)     (.23)
  Net realized gains on
    investment transactions ..     (.30)     (.06)     (.77)     (.23)      (.19)     --        (.05)     --        --        (.13)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Total distributions ..........     (.60)     (.36)    (1.07)     (.51)      (.48)     (.37)     (.48)     (.33)     (.23)     (.36)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Net asset value,
  end of period ..............   $11.61    $10.95    $ 8.97    $10.23     $10.02    $ 9.85    $ 8.10    $ 8.75    $ 7.62    $ 6.88
                                 ======    ======    ======    ======     ======    ======    ======    ======    ======    ======
Total Return (%) .............    11.89     26.67     (2.05)     7.45       6.96     26.93     (1.91)    19.50     14.21     (1.68)
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ........       88        68        46        45         37        25        16        18        11        12
Ratio of operating expenses,
  net to average net
  assets (%) .................      .60       .65       .75       .75        .75       .75       .75       .75       .75       .75
Ratio of operating expense
  before expense reductions,
  to average daily net assets       .60       .65       .75       .75        .75       .81       .75       .89      1.14      1.20
Ratio of net investment income
  to average net assets (%) ..     2.82      3.01      3.19      3.01       3.01      4.00      5.15      4.74      4.48      4.42
Portfolio turnover rate (%) ..    67.56     87.98    101.64    133.95*     51.66     62.03     49.03     77.98    109.95    111.00
Average commission
  rate paid (b) ..............   $.0535    $ --      $ --      $ --       $ --      $ --      $ --      $ --      $ --      $ --

(a)  Based on monthly average shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
     September 1, 1995.
*    On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk. The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the seven periods ended December 31, 1993 should not be considered representative of the present Portfolio.

GROWTH AND INCOME PORTFOLIO
INVESTMENT PORTFOLIO  as of December 31, 1996
--------------------------------------------------------------------------------

                                       % of     Principal                                                                  Market
                                     Portfolio Amount ($)                                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                        4.6%            REPURCHASE AGREEMENT

                                                4,176,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                              dated 12/31/96 at 6.7%to be repurchased at $4,177,554
                                                              on 1/2/97, collateralized by a $4,005,000 U.S. Treasury
                                                              Note, 7.75%, 11/30/99 (Cost $4,176,000) ..................   4,176,000
                                                                                                                          ----------

                                        1.2%            CONVERTIBLE BONDS

Health                                  0.2%

        Pharmaceuticals                           140,000   Sandoz Capital BVI Ltd., 2%, 10/6/02 .......................     150,500
                                                                                                                          ----------

Financial                               0.1%

        Other Financial
        Companies                                  40,000   First Financial Management Corp., 5%, 12/15/99 .............      70,300
                                                                                                                          ----------

Service Industries                      0.3%

        Miscellaneous
        Commercial Services                       335,000   ADT Operations Inc. LYON, 7/6/10 ...........................     216,494
                                                   54,000   Jardine Strategic Holdings Ltd., 7.5%, 5/7/49 ..............      64,800
                                                                                                                          ----------
                                                                                                                             281,294
                                                                                                                          ----------

Energy                                  0.6%

        Oil Companies                              25,000   Atlantic Richfield Co. 9% Exchange Note 9/15/97 ............     537,500
                                                                                                                          ----------
                                                            Total Convertible Bonds (Cost $1,078,290) ..................   1,039,594
                                                                                                                          ----------
                                        2.7%            CONVERTIBLE PREFERRED STOCKS
                                                Shares

Consumer Discretionary                  0.4%

        Department & Chain
        Stores                                      7,400   K mart 7.75% ...............................................     360,750
                                                                                                                          ----------

Financial                               0.7%

        Consumer Finance                0.5%       10,400   Advanta Corp. 6.75% ........................................     421,200
                                                                                                                          ----------
        Real Estate                     0.2%        5,000   Security Capital Industrial Trust "B", 7% ..................     136,250
                                                                                                                          ----------

Manufacturing                           1.6%

        Containers & Paper              1.3%       25,600   Boise Cascade Corp. "G", Cum $1.58 .........................     668,800
                                                   10,800   Bowater, Inc. "B", 7% ......................................     329,400
                                                    4,500   International Paper Co. 5.25% ..............................     205,875
                                                                                                                          ----------
                                                                                                                           1,204,075
                                                                                                                          ----------

        Industrial Specialty            0.2%       10,000   Cooper Industries, Inc. 6% .................................     193,750
        Wholesale Distributors          0.1%        1,400   Alco Standard Corp. 6.5% ...................................     133,700
                                                                                                                          ----------
                                                            Total Convertible Preferred Stocks (Cost $2,457,717) .......   2,449,725
                                                                                                                          ----------

                                       91.5%            COMMON STOCKS

Consumer Discretionary                  3.9%

        Department &
        Chain Stores                    3.8%       19,200   J.C. Penney Co., Inc. ......................................     936,000
                                                   11,500   May Department Stores ......................................     537,625

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                       % of                                                                                Market
                                     Portfolio    Shares                                                                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                   30,600   Rite Aid Corp. .............................................   1,216,350
                                                                                                                          ----------
                                                   16,700   Sears, Roebuck & Co. .......................................     770,288
                                                                                                                          ----------
                                                                                                                           3,460,263

        Hotels & Casinos                0.1%        5,311   Homestead Village, Inc.* ...................................      95,596
                                                    3,563   Homestead Village, Inc. Warrants* (Expires 10/29/97) .......      28,949
                                                                                                                          ----------
                                                                                                                             124,545
                                                                                                                          ----------

Consumer Staples                       10.5%

        Alcohol & Tobacco               3.8%       24,800   Anheuser-Busch Companies, Inc. .............................     992,000
                                                   17,300   Philip Morris Companies Inc. ...............................   1,948,413
                                                   15,080   RJR Nabisco Holdings Corp. .................................     512,720
                                                                                                                          ----------
                                                                                                                           3,453,133
                                                                                                                          ----------
        Consumer Electronic &
        Photographic Products           1.0%       18,900   Whirlpool Corp. ............................................     881,213
        Food & Beverage                 3.6%       13,000   General Mills, Inc. ........................................     823,875
                                                   37,500   H.J. Heinz Co. .............................................   1,340,625
                                                    6,400   Unilever NV (New York shares) ..............................   1,121,600
                                                                                                                          ----------
                                                                                                                           3,286,100
                                                                                                                          ----------
        Package Goods/
        Cosmetics                       2.1%        4,400   Avon Products Inc. .........................................     251,350
                                                   13,100   Kimberly-Clark Corp. .......................................   1,247,775
                                                    9,500   Tambrands Inc. .............................................     388,313
                                                                                                                          ----------
                                                                                                                           1,887,438
                                                                                                                          ----------

Health                                  8.1%

        Pharmaceuticals                            16,500   American Home Products Corp. ...............................     967,313
                                                   29,100   Baxter International Inc. ..................................   1,193,100
                                                   11,300   Bristol-Myers Squibb Co. ...................................   1,228,875
                                                   19,900   Schering-Plough Corp. ......................................   1,288,525
                                                   10,900   SmithKline Beecham PLC (ADR) ...............................     741,200
                                                   16,600   Warner-Lambert Co. .........................................   1,245,000
                                                   18,200   Zeneca Group PLC ...........................................     512,556
                                                    1,300   Zeneca Group PLC (ADR) .....................................     109,200
                                                                                                                          ----------
                                                                                                                           7,285,769
                                                                                                                          ----------

Communications                          7.1%

        Telephone/Communications                   23,800   Alltel Corp. ...............................................     746,725
                                                   16,100   Bell Atlantic Corp. ........................................   1,042,475
                                                   14,000   BellSouth Corp. ............................................     565,250
                                                   21,100   Frontier Corp. .............................................     477,388
                                                   22,100   GTE Corp. ..................................................   1,005,550
                                                   12,300   Koninklijke PTT Nederland ..................................     469,188
                                                   20,900   NYNEX Corp. ................................................   1,005,813
                                                   22,700   Sprint Corp. ...............................................     905,163
                                                   33,000   Telecom Corp. of New Zealand ...............................     168,438
                                                                                                                          ----------
                                                                                                                           6,385,990
                                                                                                                          ----------

Financial                              20.0%

        Banks                           7.9%       14,200   Banc One Corp. .............................................     610,600
                                                   15,800   Bankers Trust New York Corp. ...............................   1,362,750
                                                   15,000   Chase Manhattan Corp. ......................................   1,338,750
                                                   15,900   CoreStates Financial Corp. .................................     824,813
                                                   12,400   First Bank System Inc. .....................................     846,300
                                                   12,400   J.P. Morgan & Co., Inc. ....................................   1,210,550
                                                   18,300   KeyCorp ....................................................     924,150
                                                                                                                          ----------
                                                                                                                           7,117,913
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       % of                                                                                Market
                                     Portfolio    Shares                                                                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
        Insurance                       3.3%       20,200   EXEL, Ltd. .................................................     765,075
                                                    6,900   Hartford Steam Boiler Inspection & Insurance Co. ...........     319,988
                                                   21,800   Lincoln National Corp. .....................................   1,144,500
                                                   12,900   Mid Ocean Limited* .........................................     677,250
                                                      900   Transamerica Corp. .........................................      71,100
                                                                                                                          ----------
                                                                                                                           2,977,913
                                                                                                                          ----------
        Other Financial
        Companies                       2.9%       22,200   Federal National Mortgage Association ......................     826,950
                                                   19,200   Student Loan Marketing Association .........................   1,788,000
                                                                                                                          ----------
                                                                                                                           2,614,950
                                                                                                                          ----------
        Real Estate                     5.9%        1,100   Charles E. Smith Residential Realty, Inc. (REIT) ...........      32,175
                                                    3,900   Developers Diversified Realty Corp. ........................     144,788
                                                    8,300   Equity Residential Properties Trust (REIT) .................     342,375
                                                   10,200   General Growth Properties, Inc. (REIT) .....................     328,950
                                                   20,500   Health Care Property Investment Inc. (REIT) ................     717,500
                                                   20,400   Meditrust SBI (REIT) .......................................     816,000
                                                   31,400   Nationwide Health Properties Inc. (REIT) ...................     761,450
                                                    7,800   Omega Healthcare Investors (REIT) ..........................     259,350
                                                   47,900   Security Capital Atlantic Inc. .............................   1,173,550
                                                   16,141   Security Capital Industrial Trust (REIT) ...................     345,014
                                                   15,096   Simon DeBartolo Group, Inc. ................................     467,976
                                                                                                                          ----------
                                                                                                                           5,389,128
                                                                                                                          ----------

Durables                                7.6%

        Aerospace                       4.2%          865   Boeing Co. .................................................      92,014
                                                   10,288   Lockheed Martin Corp. ......................................     941,352
                                                    1,400   Northrop Grumman Corp. .....................................     115,850
                                                   20,600   Rockwell International Corp.(New) ..........................   1,254,025
                                                   21,400   United Technologies Corp. ..................................   1,412,400
                                                                                                                          ----------
                                                                                                                           3,815,641
                                                                                                                          ----------
        Automobiles                     2.7%       21,100   Dana Corp. .................................................     688,388
                                                   10,100   Eaton Corp. ................................................     704,475
                                                   22,300   Ford Motor Co. .............................................     710,813
                                                    8,200   Genuine Parts Co. ..........................................     364,900
                                                                                                                          ----------
                                                                                                                           2,468,576
                                                                                                                          ----------
        Construction/
        Agricultural Equipment          0.7%        9,900   PACCAR, Inc. ...............................................     673,200
                                                                                                                          ----------

Manufacturing                          15.6%

        Chemicals                       5.0%       15,200   DSM NV (ADR) ...............................................     374,300
                                                    8,300   Dow Chemical Co. ...........................................     650,513
                                                   13,800   E.I. du Pont de Nemours & Co. ..............................   1,302,375
                                                   17,700   Eastman Chemical Co. .......................................     977,925
                                                   15,700   Imperial Chemical Industries PLC (ADR) (New) ...............     816,400
                                                   16,200   Lyondell Petrochemical Co. .................................     356,400
                                                                                                                          ----------
                                                                                                                           4,477,913
                                                                                                                          ----------

        Containers & Paper              1.1%       28,800   Stone Container Corp. ......................................     428,400
                                                   19,300   Westvaco Corp. .............................................     554,875
                                                                                                                          ----------
                                                                                                                             983,275
                                                                                                                          ----------

        Diversified
         Manufacturing                  2.8%        6,600   Dresser Industries Inc. ....................................     204,600
                                                   14,400   Olin Corp. .................................................     541,800
                                                   35,600   TRW Inc. ...................................................   1,762,200
                                                                                                                          ----------
                                                                                                                           2,508,600
                                                                                                                          ----------

        Electrical Products             2.2%       29,100   Philips NV (New York shares) ...............................   1,164,000

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                       % of                                                                                Market
                                     Portfolio   Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                   18,500   Thomas & Betts Corp. .......................................     820,938
                                                                                                                          ----------
                                                                                                                           1,984,938
                                                                                                                          ----------
        Office Equipment/
        Supplies                        3.2%       54,900   Xerox Corp. ................................................   2,889,113
        Specialty Chemicals             1.3%       14,400   BetzDearborn Inc. ..........................................     842,400
                                                    9,900   Witco Corp. ................................................     301,950
                                                                                                                          ----------
                                                                                                                           1,144,350
                                                                                                                          ----------

Energy                                  7.5%

        Oil & Gas Production            0.2%        5,081   Union Pacific Resources Group ..............................     148,619
        Oil Companies                   7.1%        6,700   Exxon Corp. ................................................     656,600
                                                   15,900   Murphy Oil Corp. ...........................................     884,438
                                                    9,600   Pennzoil Co. ...............................................     542,400
                                                   11,100   Repsol SA (ADR) ............................................     423,188
                                                    5,000   Royal Dutch Petroleum Co. (New York shares) ................     853,750
                                                   19,556   Societe Nationale Elf Aquitaine (ADR) ......................     884,909
                                                    4,300   Texaco Inc. ................................................     421,938
                                                   22,366   Total SA (ADR) .............................................     900,232
                                                   33,300   YPF S.A. "D" (ADR) .........................................     840,825
                                                                                                                          ----------
                                                                                                                           6,408,280
                                                                                                                          ----------

        Oil/Gas Transmission            0.2%        4,500   PanEnergy Corp. ............................................     202,500
                                                                                                                          ----------

Metals & Minerals                       2.6%

        Steel & Metals                             39,152   Allegheny Teledyne Inc. ....................................     900,496
                                                   28,000   Freeport McMoRan Copper & Gold, Inc. "A" ...................     787,500
                                                   13,500   Oregon Steel Mills, Inc. ...................................     226,125
                                                    6,700   Phelps Dodge Corp. .........................................     452,250
                                                                                                                          ----------
                                                                                                                           2,366,371
                                                                                                                          ----------

Construction                            2.2%

        Building Materials              0.3%       10,638   Martin Marietta Materials, Inc. ............................     247,334
        Forest Products                 1.9%       11,100   Georgia Pacific Corp. ......................................     799,200
                                                   25,500   Louisiana-Pacific Corp. ....................................     538,688
                                                    8,700   Weyerhaeuser Co. ...........................................     412,163
                                                                                                                          ----------
                                                                                                                           1,750,051
                                                                                                                          ----------

Transportation                          1.6%

        Railroads                                  10,700   CSX Corp. ..................................................     452,075
                                                   15,700   Canadian National Railway Co. ..............................     597,211
                                                    6,000   Union Pacific Corp. ........................................     360,750
                                                                                                                          ----------
                                                                                                                           1,410,036
                                                                                                                          ----------

Utilities                               4.8%

        Electric Utilities                          3,200   Boston Edison Co. ..........................................      86,000
                                                    9,800   CINergy Corp. ..............................................     327,075
                                                    2,600   Duke Power Co. .............................................     120,250
                                                   22,100   National Power PLC (ADR) ...................................     748,638
                                                   15,400   PacifiCorp .................................................     315,700
                                                   37,100   Pacific Gas & Electric Co. .................................     779,100
                                                   20,800   PowerGen PLC (Sponsored ADR) ...............................     821,600
                                                   13,000   Southern Company ...........................................     294,125
                                                                                                                          ----------
                                                    3,100   Texas Utilities Co., Inc. ..................................     126,325
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                                           Market
                                                  Shares                                                                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                   26,900   Unicom Corp. ...............................................     729,652
                                                                                                                          ----------
                                                                                                                           4,348,465
                                                                                                                          ----------

                                                            Total Common Stocks (Cost $67,018,600) .....................  82,691,617
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                              (Cost $74,730,607) (a) ...................................  90,356,936
                                                                                                                          ==========


       * Non-income producing security.
     (a) At December 31, 1996, the net unrealized  appreciation of investments  based on cost for federal income tax purposes of $74,727,583 was as follows:
         Aggregate gross unrealized appreciation for all investments in which there is an excess
             of market value over tax cost ........................................................................     $16,326,918
         Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over
             market value .........................................................................................        (697,565)
                                                                                                                       ------------
         Net unrealized appreciation ..............................................................................     $15,629,353
                                                                                                                        ===========
------------------------------------------------------------------------------------------------------------------------------------

         Purchases and sales of investment securities (excluding short-term investments),  for the year ended December 31, 1996, aggregated $47,137,445 and $21,525,631, respectively.

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $74,730,607) (Note A) ..........                      $ 90,356,936
Cash ...................................................................                               850
Foreign currency, at value (cost $2,214) ...............................                             2,216
Receivables:
    Investments sold ...................................................                           267,502
    Dividends and interest .............................................                           260,160
    Portfolio shares sold ..............................................                           331,847
    Foreign taxes recoverable ..........................................                            20,010
                                                                                              ------------
        Total assets ...................................................                        91,239,521
Liabilities
Payables:
    Investments purchased ..............................................       $     76,620
    Portfolio shares redeemed ..........................................                 99
    Accrued management fee (Note B) ....................................             35,291
    Other accrued expenses (Note B) ....................................             35,964
                                                                               ------------
        Total liabilities ..............................................            147,974
                                                                               ------------
Net assets, at market value ............................................       $ 91,091,547
                                                                               ============
Net Assets
Net assets consist of:
    Undistributed net investment income ................................                      $    713,479
    Net unrealized appreciation on:
        Investments ....................................................                        15,626,329
        Foreign currency related transactions ..........................                                11
    Accumulated net realized gain ......................................                         3,799,669
    Paid-in capital ....................................................                        70,952,059
                                                                                              ------------
Net assets, at market value ............................................                      $ 91,091,547
                                                                                              ============
Net asset value, offering and redemption price per share
    ($91,091,5479,724,734 outstanding shares of beneficial
    interest, no par value, unlimited number of shares authorized) .....                      $       9.37
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
    Income:
        Dividends (net of foreign taxes withheld of $52,815) ...........                      $  2,451,899
        Interest .......................................................                           154,234
                                                                                              ------------
                                                                                                 2,606,133
    Expenses (Note A):
        Management fee (Note B) ........................................       $    326,033
        Custodian and accounting fees (Note B) .........................             83,934
        Trustees' fees (Note B) ........................................             16,634
        Auditing .......................................................             10,677
        Registration fees ..............................................              9,697
        Legal ..........................................................                203
        Other ..........................................................              3,673        450,851
                                                                               ------------   ------------
    Net investment income ..............................................                         2,155,282
                                                                                              ------------

Net realized and unrealized gain on investment transactions
    Net realized gain from:
        Investments ....................................................          3,798,564
        Foreign currency related transactions ..........................                  3      3,798,567
                                                                               ------------
    Net unrealized appreciation during the period on:
        Investments ....................................................          7,841,863
        Foreign currency related transactions ..........................                 11      7,841,874
                                                                               ------------   ------------
    Net gain on investment transactions ................................                        11,640,441
Net increase in net assets resulting from operations ...................                      $ 13,795,723
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
    Net investment income ..............................................      $  2,155,282    $  1,140,276
    Net realized gain from investment transactions .....................         3,798,567         685,486
    Net unrealized appreciation on investment
        transactions during the period .................................         7,841,874       8,112,233
                                                                              ------------    ------------
Net increase in net assets resulting from operations ...................        13,795,723       9,937,995
                                                                              ------------    ------------
Distributions to shareholders from:
    Net investment income ..............................................        (1,781,057)       (895,880)
                                                                              ------------    ------------
    Net realized gains from investment transactions ....................          (729,093)       (150,289)
                                                                              ------------    ------------
Portfolio share transactions:
    Proceeds from shares sold ..........................................        48,549,524      29,272,260
    Net asset value of shares issued to shareholders
        in reinvestment of distributions ...............................         2,510,150       1,046,169
    Cost of shares redeemed ............................................       (23,216,134)     (7,322,663)
                                                                              ------------    ------------
Net increase in net assets from Portfolio share transactions ...........        27,843,540      22,995,766
                                                                              ------------    ------------
Increase in net assets .................................................        39,129,113      31,887,592
Net assets at beginning of period ......................................        51,962,434      20,074,842
                                                                              ------------    ------------
Net assets at end of period (including undistributed net
    investment income of $713,479 and $403,970, respectively) ..........      $ 91,091,547    $ 51,962,434
                                                                              ============    ============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ..............................         6,510,714       3,204,882
                                                                              ------------    ------------
    Shares sold ........................................................         5,669,994       4,166,992
    Shares issued to shareholders in reinvestment of distributions .....           301,924         151,454
    Shares redeemed ....................................................        (2,757,898)     (1,012,614)
                                                                              ------------    ------------
    Net increase in Portfolio shares ...................................         3,214,020       3,305,832
                                                                              ------------    ------------
Shares outstanding at end of period ....................................         9,724,734       6,510,714
                                                                              ============    ============

    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                                  For the Period
                                                                                                                    May 2, 1994
                                                                                                                   (commencement
                                                                                    Years Ended December 31,       of operations)
                                                                                    -------------------------      to December 31,
                                                                                      1996             1995             1994
                                                                                    -------------------------     ----------------
Net asset value, beginning of period ............................................   $   7.98         $   6.26         $   6.00(b)
                                                                                    --------         --------         --------
Income from investment operations:
  Net investment income .........................................................        .27              .23              .13
  Net realized and unrealized gain on investment transactions ...................       1.46             1.72              .17(d)
                                                                                    --------         --------         --------
Total from investment operations ................................................       1.73             1.95              .30
                                                                                    --------         --------         --------
Less distributions from:
  Net investment income .........................................................       (.23)            (.19)            (.04)
  Net realized gains on investment transactions .................................       (.11)            (.04)            --
                                                                                                     --------         --------
Total distributions .............................................................       (.34)            (.23)            (.04)
                                                                                    --------         --------         --------
Net asset value, end of period ..................................................   $   9.37         $   7.98         $   6.26
                                                                                    ========         ========         ========
Total Return (%) ................................................................      22.17            31.74             4.91**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................................         91               52               20
Ratio of operating expenses, net to average net assets (%) ......................        .66              .75              .75*
Ratio of operating expenses, before reductions, to average daily net assets (%) .        .66              .75           .1.62*
Ratio of net investment income to average net assets (%) ........................       3.14             3.18             3.63*
Portfolio turnover rate (%) .....................................................      32.18            24.33            28.41*
Average commission rate paid (c) ................................................   $  .0502         $   --           $   --

(a)  Based on monthly average shares outstanding during the period.
(b)  Original capital
(c)  Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
     September 1, 1995.
(d)  The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of Portfolio shares in relation to fluctuating market values during the period.
*    Annualized
**   Not annualized

                                                        CAPITAL GROWTH PORTFOLIO
                                    INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                    3.2%               REPURCHASE AGREEMENT

                                              14,154,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                             dated 12/31/96 at 6.7% to be repurchased at $14,159,268
                                                             on 1/2/97, collateralized by a $14,070,000 U.S. Treasury
                                                             Note, 6.125%, 9/30/00 (Cost $14,154,000)                     14,154,000
                                                                                                                        ------------

                                   96.8%               COMMON STOCKS

                                                Shares
------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary              6.0%

       Department &
       Chain Stores                 4.0%          95,000    Home Depot, Inc. ..........................................    4,761,875
                                                  75,000    J.C. Penney Co., Inc. .....................................    3,656,250
                                                  90,000    May Department Stores .....................................    4,207,500
                                                 120,000    Walgreen Co. ..............................................    4,800,000
                                                                                                                          ----------
                                                                                                                          17,425,625
                                                                                                                          ----------

       Restaurants                  1.0%         101,400    McDonald's Corp. ..........................................    4,588,350
                                                                                                                          ----------

       Specialty Retail             1.0%         120,000    Tiffany & Co. .............................................    4,395,000
                                                                                                                          ----------

Consumer Staples                    5.5%

       Alcohol & Tobacco            1.8%         196,400    Anheuser-Busch Companies, Inc. ............................    7,856,000
                                                                                                                          ----------

       Food & Beverage              1.1%         100,000    ConAgra Inc. ..............................................    4,975,000
                                                                                                                          ----------

       Package Goods/
       Cosmetics                    2.6%          60,000    Clorox Co. ................................................    6,022,500
                                                  50,000    Procter & Gamble Co. ......................................    5,375,000
                                                                                                                          ----------
                                                                                                                          11,397,500
                                                                                                                          ----------

Health                             13.6%

       Hospital Management          2.5%         275,600    Columbia/HCA Healthcare Corp. .............................   11,230,700
                                                                                                                          ----------

       Medical Supply &
       Specialty                    2.7%         155,000    Becton, Dickinson & Co. ...................................    6,723,125
                                                 120,000    STERIS Corp.* .............................................    5,220,000
                                                                                                                        ------------
                                                                                                                          11,943,125
                                                                                                                        ------------

       Pharmaceuticals              8.4%
                                                  70,000    American Home Products Corp. ..............................    4,103,750
                                                  90,000    Johnson & Johnson .........................................    4,477,500
                                                  50,000    Merck & Co. Inc. ..........................................    3,962,500
                                                 101,000    Novartis AG (ADR) .........................................    5,775,938
                                                  68,600    Pfizer, Inc. ..............................................    5,685,225
                                                  47,000    Schering-Plough Corp. .....................................    3,043,250
                                                 130,000    Warner-Lambert Co. ........................................    9,750,000
                                                                                                                        ------------
                                                                                                                          36,798,163
                                                                                                                        ------------

Financial                          17.5%

       Banks                        4.5%
                                                 112,500    Citicorp ..................................................   11,587,500
                                                  40,000    J.P. Morgan & Co., Inc. ...................................    3,905,000
                                                 100,000    Norwest Corp. .............................................    4,350,000
                                                                                                                        ------------
                                                                                                                          19,842,500
                                                                                                                        ------------

       Insurance                    6.0%          90,000    American International Group, Inc. ........................    9,742,500

    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio      Shares                                                                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                 210,000    EXEL, Ltd. ................................................    7,953,750
                                                  85,000    MBIA Inc. .................................................    8,606,250
                                                                                                                        ------------
                                                                                                                          26,302,500
                                                                                                                        ------------

       Consumer Finance             1.1%         110,100    Associates First Capital Corp. ............................    4,858,163
                                                                                                                          ----------

       Other Financial
       Companies                    5.9%         205,000    American Express Credit Corp. .............................   11,582,500
                                                 384,000    Federal National Mortgage Association .....................   14,304,000
                                                                                                                        ------------
                                                                                                                          25,886,500
                                                                                                                        ------------

Media                               1.0%

       Advertising                                92,500    Omnicom Group, Inc. .......................................    4,231,875
                                                                                                                        ------------

Service Industries                  4.3%

       Investment                   2.7%          92,500    Franklin Resources Inc. ...................................    6,324,688
                                                  70,200    Merrill Lynch & Co., Inc. .................................    5,721,300
                                                                                                                        ------------
                                                                                                                          12,045,988
                                                                                                                        ------------

       Miscellaneous
       Commercial Services          1.6%         148,000    Manpower, Inc. ............................................    4,810,000
                                                  83,100    Sabre Group Holdings Inc.* ................................    2,316,413
                                                                                                                        ------------
                                                                                                                           7,126,413
                                                                                                                        ------------

Durables                            5.4%

       Aerospace                    4.7%          74,414    Lockheed Martin Corp. .....................................    6,808,881
                                                 110,000    Rockwell International Corp. (New)* .......................    6,696,250
                                                 110,000    United Technologies Corp. .................................    7,260,000
                                                                                                                        ------------
                                                                                                                          20,765,131
                                                                                                                        ------------

       Telecommunications
       Equipment                    0.7%          50,000    Ascend Communications, Inc.* ..............................    3,106,250
                                                                                                                        ------------

Manufacturing                      11.6%

       Chemicals                    3.6%          65,000    E.I. du Pont de Nemours & Co. .............................    6,134,375
                                                 103,900    Praxair Inc. ..............................................    4,792,388
                                                  75,000    Sigma-Aldrich Corp. .......................................    4,682,813
                                                                                                                        ------------
                                                                                                                          15,609,576
                                                                                                                        ------------

       Diversified
       Manufacturing                3.5%          35,600    General Electric Co. ......................................    3,519,950
                                                 120,000    TRW Inc. ..................................................    5,940,000
                                                  65,000    Textron, Inc. .............................................    6,126,250
                                                                                                                        ------------
                                                                                                                          15,586,200
                                                                                                                        ------------

       Electrical Products          1.9%          37,500    ABB AB (ADR) ..............................................    4,190,625
                                                  45,000    Emerson Electric Co. ......................................    4,353,750
                                                                                                                        ------------
                                                                                                                           8,544,375
                                                                                                                        ------------

       Machinery/
       Components/ Controls         2.6%         100,000    Ingersoll-Rand Co. ........................................    4,450,000
                                                 176,000    Parker-Hannifin Group .....................................    6,820,000
                                                                                                                        ------------
                                                                                                                          11,270,000
                                                                                                                        ------------

Technology                         16.2%

       Diverse Electronic
       Products                     3.7%         215,000    Applied Materials, Inc.* ..................................    7,726,563
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio      Shares                                                                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                 150,000    General Motors Corp. "H" ..................................    8,437,500
                                                                                                                        ------------
                                                                                                                          16,164,063
                                                                                                                        ------------

       Electronic Data
       Processing                   5.8%         100,000    Compaq Computer Corp.* ....................................    7,425,000
                                                 143,000    Hewlett-Packard Co. .......................................    7,185,750
                                                  25,000    International Business Machines Corp. .....................    3,775,000
                                                 280,000    Sun Microsystems, Inc.* ...................................    7,192,500
                                                                                                                        ------------
                                                                                                                          25,578,250
                                                                                                                        ------------

       Military Electronics         0.8%          75,000    Raytheon Co. ..............................................    3,609,375
                                                                                                                        ------------

       Office/Plant
       Automation                   1.5%          90,000    Cabletron Systems Inc.* ...................................    2,992,500
                                                  53,400    Cisco Systems, Inc.* ......................................    3,397,575
                                                                                                                        ------------
                                                                                                                           6,390,075
                                                                                                                        ------------

       Semiconductors               4.4%         175,000    Atmel Corp.* ..............................................    5,796,875
                                                 105,000    Intel Corp. ...............................................   13,748,438
                                                                                                                        ------------
                                                                                                                          19,545,313
                                                                                                                        ------------

Energy                             12.6%

       Engineering                  0.8%          55,000    Fluor Corp. ...............................................    3,451,250
                                                                                                                          ----------

       Oil & Gas Production         0.6%          58,800    Triton Energy Ltd.* .......................................    2,851,800
                                                                                                                          ----------

       Oil Companies                9.7%          62,800    Amoco Corp. ...............................................    5,055,400
                                                  57,500    Atlantic Richfield Co. ....................................    7,618,750
                                                  77,600    Exxon Corp. ...............................................    7,604,800
                                                  52,600    Mobil Corp. ...............................................    6,430,350
                                                 125,000    Repsol SA (ADR) ...........................................    4,765,625
                                                  65,000    Royal Dutch Petroleum Co. (New York shares) ...............   11,098,750
                                                                                                                        ------------
                                                                                                                          42,573,675
                                                                                                                        ------------

       Oil/Gas Transmission         1.5%         110,000    Enron Corp. ...............................................    4,743,750
                                                  52,500    Williams Companies., Inc. .................................    1,968,750
                                                                                                                        ------------
                                                                                                                           6,712,500
                                                                                                                        ------------

Transportation                      2.0%

       Airlines                     1.2%          60,000    AMR Corp.* ................................................    5,287,500
                                                                                                                        ------------

       Railroads                    0.8%         125,000    Canadian Pacific Ltd. .....................................    3,312,500
                                                                                                                        ------------

Utilities                           1.1%

       Electric Utilities                          9,300    CILCORP, Inc. .............................................      340,613
                                                  50,000    Eastern Utilities Association .............................      868,750
                                                  50,000    National Power PLC ........................................      417,728
                                                 155,000    PowerGen PLC ..............................................    1,517,860
                                                  60,000    Unicom Corp. ..............................................    1,627,495
                                                                                                                        ------------
                                                                                                                           4,772,446
                                                                                                                        ------------
                                                            Total Common Stocks (Cost $354,422,394) ...................  426,033,681
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                             (Cost $368,576,394) (a) ..................................  440,187,681
                                                                                                                         ===========
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
    (a) At December 31, 1996, the net unrealized  appreciation on investments based on cost for federal income tax purposes of $368,676,915 was as follows:
        Aggregate  gross  unrealized  appreciation  for all  investments in which there is an excess of market
        value over tax cost .......................................................................................  $   76,489,565
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost
        over market value .........................................................................................      (4,978,799)
                                                                                                                     ---------------
        Net unrealized appreciation ...............................................................................   $   71,510,766
                                                                                                                      ==============
------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding  short-term  investments),  for the year ended
        December 31, 1996, aggregated $291,221,742 and $248,397,136, respectively.


    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $368,576,394) (Note A) ............                   $440,187,681
Cash ......................................................................                            839
Foreign currency, at value, (cost $20,844) ................................                         20,838
Receivables:
   Investments sold .......................................................                      1,948,303
   Portfolio shares sold ..................................................                        425,009
   Dividends and interest .................................................                        345,170
   Foreign taxes recoverable ..............................................                          4,910
                                                                                              ------------
      Total assets ........................................................                    442,932,750
Liabilities
Payables:
   Portfolio shares redeemed ..............................................    $  2,229,711
   Accrued management fee (Note B) ........................................         175,385
   Other accrued expenses (Note B) ........................................          46,346
                                                                               ------------
      Total liabilities ...................................................       2,451,442
                                                                               ------------
Net assets, at market value ...............................................    $440,481,308
                                                                               ============
Net Assets
Net assets consist of:
   Undistributed net investment income ....................................                   $  1,565,989
   Net unrealized appreciation on:
      Investments .........................................................                     71,611,287
      Foreign currency related transactions ...............................                             47
   Accumulated net realized gain ..........................................                     33,760,206
   Paid-in capital ........................................................                    333,543,779
                                                                                              ------------
Net assets, at market value ...............................................                   $440,481,308
                                                                                              ============
Net asset value, offering and redemption price per share
   ($440,481,30826,691,077 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .........                   $      16.50
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $163,344) ...............                   $  6,354,599
      Interest ............................................................                        723,916
                                                                                              ------------
                                                                                                 7,078,515
   Expenses (Note A):
      Management fee (Note B) .............................................   $  1,870,361
      Custodian and accounting fees (Note B) ..............................        115,868
      Trustees' fees (Note B) .............................................         18,813
      Auditing ............................................................         40,672
      Legal ...............................................................          2,513
      Registration fees ...................................................         19,999
      Other ...............................................................         17,285       2,085,511
                                                                              ------------    ------------
   Net investment income ..................................................                      4,993,004
                                                                                              ------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments .........................................................     33,866,057
      Foreign currency related transactions ...............................         (8,845)     33,857,212
                                                                              ------------
   Net unrealized appreciation during the period on:
      Investments .........................................................     33,028,791
      Foreign currency related transactions ...............................             26      33,028,817
                                                                              ------------    ------------
   Net gain on investment transactions ....................................                     66,886,029
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $ 71,879,033
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..................................................   $   4,993,004    $   3,089,532
   Net realized gain from investment transactions .........................      33,857,212       28,439,406
   Net unrealized appreciation on investment
      transactions during the period ......................................      33,028,817       40,615,497
                                                                              -------------    -------------
Net increase in net assets resulting from operations ......................      71,879,033       72,144,435
                                                                              -------------    -------------
Distributions to shareholders from:
   Net investment income ..................................................      (4,669,020)      (2,245,727)
                                                                              -------------    -------------
   Net realized gain from investment transactions .........................     (28,547,850)      (8,804,833)
                                                                              -------------    -------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................     176,019,020      125,834,281
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .......................................      33,216,870       11,050,560
   Cost of shares redeemed ................................................    (145,085,225)    (116,840,991)
                                                                              -------------    -------------
Net increase in net assets from Portfolio share transactions ..............      64,150,665       20,043,850
                                                                              -------------    -------------
Increase in net assets ....................................................     102,812,828       81,137,725
Net assets at beginning of period .........................................     337,668,480      256,530,755
                                                                              -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $1,565,989 and $1,250,850, respectively) ..........   $ 440,481,308    $ 337,668,480
                                                                              =============    =============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .................................      22,392,030       20,979,934
                                                                              -------------    -------------
   Shares sold ............................................................      11,627,337        9,213,682
   Shares issued to shareholders in reinvestment of distributions .........       2,233,815          896,773
   Shares redeemed ........................................................      (9,562,105)      (8,698,359)
                                                                              -------------    -------------
   Net increase in Portfolio shares .......................................       4,299,047        1,412,096
                                                                              -------------    -------------
Shares outstanding at end of period .......................................      26,691,077       22,392,030
                                                                              =============    =============

    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                    Years Ended December 31, (a)
                                ---------------------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                ---------------------------------------------------------------------------------------------------

Net asset value,
  beginning of period .........   $15.08    $12.23    $14.95    $12.71    $12.28    $ 8.99    $10.21    $ 8.53    $ 7.06    $ 7.67
Income from
  investment operations:
  Net investment income .......      .19       .14       .06       .06       .11       .16       .25       .35       .16       .15
  Net realized and unrealized
    gain (loss) on investment
    transactions ..............     2.68      3.25     (1.42)     2.52       .66      3.35     (1.00)     1.58      1.40      (.28)
Total from investment
  operations ..................     2.87      3.39     (1.36)     2.58       .77      3.51      (.75)     1.93      1.56      (.13)
Less distributions from:
  Net investment income .......     (.19)     (.11)     (.05)     (.07)     (.11)     (.22)     (.24)     (.25)     (.09)     (.09)
  Net realized gains on
    investment transactions ...    (1.26)     (.43)    (1.31)     (.27)     (.23)     --        (.23)     --        --        (.39)
Total distributions ...........    (1.45)     (.54)    (1.36)     (.34)     (.34)     (.22)     (.47)     (.25)     (.09)     (.48)
Net asset value,
  end of period ...............   $16.50    $15.08    $12.23    $14.95    $12.71    $12.28    $ 8.99    $10.21    $ 8.53    $ 7.06
Total Return (%) ..............    20.13     28.65     (9.67)    20.88      6.42     39.56     (7.45)    22.75     22.07     (1.88)
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) .........      440       338       257       257       167       108        45        45        17        10
Ratio of operating expenses,
  net to average net
  assets (%) ..................      .53       .57       .58       .60       .63       .71       .72       .75       .75       .75
Ratio of operating expenses
  before expense reductions, to
  average daily net assets (%)       .53       .57       .58       .60       .63       .71       .72       .85      1.11      1.24
Ratio of net investment income
  to average net assets (%) ...     1.27      1.06       .47       .46       .95      1.49      2.71      3.51      2.17      1.68
Portfolio turnover rate (%) ...    65.56    119.41     66.44     95.31     56.29     58.88     61.39     63.96    129.75    113.34
Average commission
  rate paid (b) ...............   $.0585    $ --      $ --      $ --      $ --      $ --      $ --      $ --      $ --      $ --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
    September 1, 1995.

                                                      GLOBAL DISCOVERY PORTFOLIO
                                    INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                    6.1%               REPURCHASE AGREEMENT

                                              1,031,000     Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                            dated 12/31/96 at 6.7% to be repurchased at $1,031,384
                                                            on 1/2/97, collateralized by a $1,032,000 U.S. Treasury
                                                            Note, 6.25%, 5/31/00 (Cost $1,031,000) ....................    1,031,000
                                                                                                                          ----------
                                   0.2%                BONDS

Portugal
                                                     591    Jeronimo Martins, 9/15/03 (Cost $30,750) (a) ..............       29,224
                                                                                                                          ----------

                                    4.2%               PREFERRED STOCKS

                                                Shares
------------------------------------------------------------------------------------------------------------------------------------

Germany
                                                     768    Fresenius AG (Manufacturer and distributor of
                                                            pharmaceutical and medical systems products) ..............      158,654
                                                   2,860    Marschollek Lautenschlaeger und Partner AG (Leading
                                                            independent life insurance company) .......................      397,596
                                                   2,300    Moebel Walther AG (Furniture retailer) ....................      150,908
                                                                                                                          ----------
                                                            Total Preferred Stocks (Cost $576,250)                           707,158
                                                                                                                          ----------
                                  89.5%                COMMON STOCKS

Argentina                           0.8%
                                                  48,300    Dalmine Siderca (Steel producer) ..........................       88,164
                                                   6,200    Quilmes Industrial S.A. (Leading beer distributor) ........       49,600
                                                   1,932    Siderar SAIC (Manufacturer of hot and cold rolled sheets
                                                            of steel) .................................................        5,565
                                                                                                                          ----------
                                                                                                                             143,329
                                                                                                                          ----------
Austria                             0.7%
                                                   1,000    VAE Eisenbahnsysteme AG (Manufacturer of electronic
                                                            railroad control systems) .................................      113,465
                                                                                                                          ----------
Bermuda                             0.9%
                                                   7,000    Terra Nova (Bermuda) Holdings Ltd. "A" (Property,
                                                            casualty and marine insurance and reinsurance
                                                            company) ..................................................      150,500
                                                                                                                          ----------
Brazil                              1.0%
                                              13,000,000    Banco Bradesco S.A. (pfd.) (Commercial bank) ..............       94,207
                                               1,500,000    Lojas Renner S.A. (pfd.) (Specialty retailer of apparel,
                                                            cosmetics, electronics, household appliances and
                                                            furniture) ................................................       69,291
                                                                                                                          ----------
                                                                                                                             163,498
                                                                                                                          ----------
Chile                               0.8%
                                                   6,000    Santa Isabel S.A. (Supermarket chain) .....................      135,750
                                                                                                                          ----------
Czech Republic                      2.2%
                                                  11,900    Central European Media Enterprises Ltd. "A"* (Owner
                                                            and operator of national and regional private
                                                            commercial television stations in Central Europe and
                                                            Germany) ..................................................      377,825
                                                                                                                          ----------
Finland                             0.9%
                                                   3,800    Orion-yhtyma Oy "B" (Developer and producer of
                                                            pharmaceuticals, bulk drug substances and other
                                                            health care products) .....................................      146,217
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

GLOBAL DISCOVERY PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
France                              2.6%
                                                   3,171    Dassault Systemes SA*(Computer aided design,
                                                            manufacturing and engineering software products) ..........      146,293
                                                     635    Essilor International (Manufacturer of various types of
                                                            lenses, eyeglasses, contact lenses and optical measuring
                                                            instruments) ..............................................      192,814
                                                   7,300    Group AB SA (ADR)* (Producer and distributor of television
                                                            programming) .............................................      104,952
                                                                                                                          ----------
                                                                                                                             444,059
                                                                                                                          ----------
Hong Kong                           0.2%
                                                  29,600    Jinhui Shipping & Transportation Ltd. (ADR) (Operator of
                                                            fleet transporting steel, iron ore and non-ferrous metals,
                                                            agricultural products) ....................................       29,600
                                                                                                                          ----------
Indonesia                           0.4%
                                                   8,000    Modern Photo Film Co.(Foreign registered)
                                                            (Photographic film distributor) ...........................       25,402
                                                  34,500    Mustika Ratu (Foreign registered) (Consumer cosmetics
                                                            producer) (a) .............................................       46,740
                                                                                                                          ----------
                                                                                                                              72,142
                                                                                                                          ----------
Ireland                             4.0%
                                                  42,600    Bank of Ireland PLC (Bank) ................................      388,359
                                                   6,000    Irish Continental Group PLC (Transport of passengers,
                                                            freight and containers between Ireland, the U.K. and the
                                                            continent) ................................................       42,701
                                                  37,700    Irish Life PLC (Provider of life and disability insurance
                                                            and pensions) .............................................     174,719
                                                   8,600    Irish Permanent PLC (Retail financial services group) .....       70,678
                                                                                                                          ----------
                                                                                                                             676,457
                                                                                                                          ----------
Italy                               4.1%
                                                   7,500    Bulgari SpA (Manufacturer and retailer of fine jewelry,
                                                            luxury watches and perfumes) ..............................      152,128
                                                   3,400    Gucci Group (New York Shares) (Designer and producer of
                                                            personal luxury accessories and apparel) ..................      217,175
                                                   1,300    Luxottica Group SpA (ADR)(Manufacturer and marketer of
                                                            eyeglasses) ...............................................       67,600
                                                    6,50    Saes Getters SpA di Risparmio (Manufacturer of getters,
                                                            refined chemicals used in cathode ray tubes and other
                                                            monitors) .................................................       79,278
                                                  39,500    Saipem SpA (International contractor in oil and gas
                                                            exploration and drilling, construction of refineries and
                                                            pipelines) ................................................      181,573
                                                                                                                          ----------
                                                                                                                             697,754
                                                                                                                          ----------
Japan                               9.6%
                                                   9,000    Albis Co Limited (Food wholesaler) (a) ....................      108,022
                                                   4,000    Ariake Japan Co., Ltd. (Leading maker of natural
                                                            seasonings made from meat extracts) (a) ...................      128,486
                                                   2,000    Japan Associated Finance Co. (Venture capital company) ....      158,017
                                                   5,200    Matsumotokiyoshi (Operator of supermarket chain) ..........      170,624
                                                  11,000    Nippon Electric Glass Co., Ltd. (Leading producer of
                                                            cathode-ray tube glass) ...................................      169,070
                                                   2,400    Riso Kagaku Corp. (Manufacturer of copying machines) ......      154,184
                                                   6,000    Sagami Chain Co., Ltd. (Operator of noodle restaurant
                                                            chain) ....................................................      101,546
                                                   1,500    Shohkoh Fund & Co., Ltd. (Finance company for small
                                                            and medium-sized firms) ...................................      326,397
                                                   4,900    Square Co., Ltd. (Producer of software for video games) ...      247,517
                                                   2,000    Sundrug Co., Ltd. (Operator of outlet drug store chain) ...       66,488
                                                                                                                          ----------
                                                                                                                           1,630,351
                                                                                                                          ----------
Luxembourg                          1.1%
                                                   5,900    Millicom International Cellular SA* (Developer and
                                                            operator of cellular telephone networks) .................      189,538
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Mexico                              0.8%
                                                   6,800    Grupo Casa Autrey SA (ADR) (Consumer specialty
                                                            manufacturer) .............................................      132,600
                                                                                                                          ----------
Netherlands                         5.9%
                                                  12,500    Boskalis Westminster NV (International contractor
                                                            specializing in dredging activities) ......................      253,241
                                                   2,400    De Telegraaf Holding NV (Leading publisher of
                                                            newspapers, magazines and books) ..........................       50,567
                                                  11,300    IHC Caland NV (Dredging and offshore services) ............      645,583
                                                   1,600    Qiagen NV* (Biopharmaceutical company) ....................       41,200
                                                                                                                          ----------
                                                                                                                             990,591
                                                                                                                          ----------
Portugal                            2.2%
                                                   3,550    Jeronimo Martins (Food producer and retailer) .............      183,098
                                                   3,549    Jeronimo Martins (New) (a) ................................      182,775
                                                     591    Jeronimo Martins Warrants * (Expires 9/15/03) (a) .........        2,032
                                                                                                                          ----------
                                                                                                                             367,905
                                                                                                                          ----------
Singapore                           0.3%
                                             17,500         GP Batteries International, Ltd. (Developer, manufacturer
                                                            and distributor of batteries and battery-related products)
                                             58,275
South Africa                        0.3%
                                             16,000    Metro Cash and Carry Ltd. (Wholesale cash and carry
                                                             distributor) .............................................       53,008
                                                                                                                          ----------
Spain                               0.5%
                                                   1,300    Mapfre Vida Seguros (Life insurance) ......................       90,121
                                                                                                                          ----------
Sweden                              2.2%
                                                   8,500    Autoliv AB (Manufacturer of automobile safety bags) .......      372,684
                                                                                                                          ----------
Switzerland                         1.7%
                                                     327    Phoenix Mecano AG (Bearer) (Manufacturer of housings
                                                            and components for computers) .............................      170,885
                                                     100    Schindler Holdings AG (PC) (Leading elevator and escalator
                                                            manufacturer) .............................................      108,623
                                                                                                                          ----------
                                                                                                                             279,508
                                                                                                                          ----------
United Kingdom                      8.0%
                                                  10,100    Brake Brothers PLC (Specialist supplier of frozen foods
                                                            to the catering industry) .................................       95,275
                                                  14,500    Expro International Group PLC (Provider of oilfield services)    117,914
                                                  32,700    Hardy Oil & Gas PLC (Oil and gas exploration and
                                                            development) ..............................................      167,387
                                                   7,000    Pace Micro Technology PLC* (Develops, manufactures
                                                            and distributes analog and digital receivers) .............       27,563
                                                  32,500    Provident Financial PLC (Personal finance group) ..........      278,756
                                                  35,400    Serco Group PLC (Facilities management company) ...........      407,870
                                                  23,200    Tibbett and Britten Group PLC (Transportation services for
                                                            manufacturing and retail industries) ......................      254,198
                                                                                                                          ----------
                                                                                                                           1,348,963
                                                                                                                          ----------
United States                      38.3%
                                                   3,000    Alaska Air Group Inc.* (Scheduled and charter airline
                                                            services) .................................................       63,000
                                                   6,500    Applied Analytical Industries, Inc.* (Provides product
                                                            development and support services to the worldwide
                                                            pharmaceutical and biotechnology industries) ..............      124,313
                                                   4,700    Aptargroup, Inc. (Manufacturer of packaging equipment
                                                            components) ...............................................      165,675
                                                   4,900    Axogen Ltd. Units* (Future development of therapeutic
                                                            products for treatment of neurological disorders) .........      115,150
                                                   5,400    BE Aerospace * (Airline audio/video control systems) ......      146,475
                                                   3,700    Barrett Resources Corp.* (Oil and gas exploration and
                                                            production) ...............................................      157,713
                                                   4,900    Bell & Howell Holdings Co.* (Information access and
                                                            dissemination services) ...................................      116,375

    The accompanying notes are an integral part of the financial statements.

GLOBAL DISCOVERY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                                            Market
                                                 Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                  10,300    Benton Oil & Gas Co.* (Oil and gas exploration,
                                                            development and production) ...............................      233,038
                                                  11,600    Billing Information Concepts* (Billing and information
                                                            management services) ......................................      333,500
                                                   7,900    CapMAC Holdings Inc. (Provider of financial guaranty
                                                            insurance) ................................................      261,688
                                                   2,800    Cintas Corp. (Uniform rentals) ............................      164,500
                                                   3,900    ContiFinancial Corp.* (Provider of financing for a broad
                                                            range of loans) ...........................................      140,888
                                                   9,100    CytoTherapeutics, Inc.* (Developer of therapeutic products
                                                            for treatment of certain chronic and disabling diseases) ..       81,900
                                                   6,000    Enron Global Power & Pipelines L.L.C. (Owner and
                                                            manager of power plants and a natural gas pipeline
                                                            system) ...................................................      162,000
                                                     500    Factset Research Systems Inc.* (Provides on-line integrated
                                                            financial database services) ..............................       10,500
                                                   6,400    Fiserv Inc.* (Data processing services) ...................      235,200
                                                   5,800    HBO & Company (Designer of computerized information
                                                            systems to the heathcare industry) ........................      344,375
                                                  14,300    IGEN Inc.* (Producer of medical supplies) .................       71,500
                                                   4,700    Karrington Health, Inc.* (Owner and operator of private pay
                                                            assisted living residences) ...............................       58,750
                                                   4,900    Matrix Pharmaceutical, Inc.* (Developer of site-specific
                                                            treatments for cancer and serious skin diseases) ..........       30,013
                                                   3,100    Midwest Express Holding, Inc.* (Operator of passenger
                                                            airline catering to business travelers) ...................      111,600
                                                   3,400    National Processing, Inc.* (Low-cost, high-volume card
                                                            and check transaction processing) .........................       54,400
                                                   6,400    Network Appliance, Inc.* (Designer and manufacturer of
                                                            network data storage devices) .............................      325,600
                                                   4,800    Neurogen Corp.* (Developer of biopharmaceuticals for
                                                            treatment of psychiatric and neurological disorders) ......       92,400
                                                   1,000    Nordson Corp. (Industrial application equipment) ..........       63,750
                                                   6,300    OccuSystems Inc.* (Provider of primary care physician and
                                                            case management services) .................................      170,100
                                                  14,300    Octel Communications Corp.* (Manufacturer of voice
                                                            processing systems) .......................................      250,250
                                                   4,200    PHAMIS, Inc.* (Developer and installer of patient-centered
                                                            healthcare information systems) ...........................       54,075
                                                   3,400    R.P. Scherer Corp.* (Manufacturer of drug delivery system)       170,850
                                                   9,100    Raytel Medical Corp.* (Provider of healthcare services) ...      100,100
                                                   5,300    Ribozyme Pharmaceuticals, Inc.* (Developer of human
                                                            therapeutics) .............................................       58,300
                                                   8,700    Silicon Valley Group Inc.* (Manufacturer of equipment for
                                                            semiconductor industry) ...................................      175,088
                                                   4,700    Somatogen Inc.* (Developer of human blood substitute) .....       51,700
                                                   9,025    Sterling Commerce, Inc.* (Producer of electronic data
                                                            interchange products and services) ........................      318,131
                                                   5,800    Sterling Software Inc. (Computer software products) .......      183,425
                                                   2,300    Sunrise Assisted Living, Inc.* (Provider of assisted living to
                                                            the elderly) ..............................................       64,113
                                                   5,000    Tech Data Corp.* (Distributor of microcomputers, hardware
                                                            and software) .............................................      136,875
                                                   4,000    Thomas Nelson, Inc. (Publisher) ...........................       59,500
                                                   4,400    Tiffany & Co. (Retailer of jewelry and gift items) ........      161,150
                                                   4,000    Total Renal Care Holdings, Inc.* (Dialysis services for
                                                            treatment of chronic kidney failure) ......................      145,000
                                                   3,400    Triton Energy Ltd.* (Independent oil and gas exploration
                                                            and production company) ...................................      164,900
                                                   1,000    Vincam Group Inc.* (Provider of solutions to complexities
                                                            and costs of employment and personnel) ....................       43,875
                                                   2,700    Vitesse Semiconductor Corp.* (Manufacturer of digital
                                                            integrated circuits) ......................................      122,850
                                                   5,500    Vivra, Inc.* (Provider of dialysis services) ..............      151,938

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                   4,200    Wandel & Goltermann Technologies, Inc.* (Manufacturer
                                                            of test, measurement, diagnostic and monitoring
                                                            products for local and wide area networks) ................      122,850
                                                   2,300    Watson Pharmaceuticals, Inc.* (Producer of medications
                                                            and drug delivery systems) ................................      103,352
                                                                                                                          ----------
                                                                                                                           6,472,725
                                                                                                                          ----------
                                                            Total Common Stocks (Cost $14,606,126) (b) ................   15,136,865
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                            (Cost $16,244,126) (b) ....................................   16,904,247

------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
    (a) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $497,279 (2.97% of net assets). Their values have been estimated by the Board of
        Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.
        The cost of these securities at December 31, 1996 aggregated $439,559. These securities may also have certain restrictions as to resale.
    (b) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $16,282,387 was as follows:
        Aggregate gross unrealized appreciation for all investments in which there is an excess of market
        value over tax cost                                                                                          $    1,668,712
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
        cost over market value                                                                                           (1,046,852)
                                                                                                                     --------------
        Net unrealized appreciation                                                                                  $      621,860
                                                                                                                     ==============

------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1996, aggregated $19,160,797 and $3,966,432, respectively.

------------------------------------------------------------------------------------------------------------------------------------

        Sector breakdown of the Global Discovery Portfolio's equity securities is noted on the Portfolio Summary.

------------------------------------------------------------------------------------------------------------------------------------

       Forward Currency Exchange Contracts:
       As of December 31, 1996, the Global Discovery Portfolio entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $16,537.
                                                                                                         Net Unrealized
                                                                                                         Appreciation/
                                                                                 Settlement              Depreciation
       Contracts to Deliver              In Exchange For                         Date                    (U.S.$)
       --------------------------------  --------------------------------------  ----------------------  ---------------------------
       Japanese Yen         29,688,000   U.S. Dollars                  273,076          1/8/97                       16,537
                                                                                                                     ======

    The accompanying notes are an integral part of the financial statements.

GLOBAL DISCOVERY PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $16,244,126)  (Note A) ............                   $ 16,904,247
Cash ......................................................................                            371
Net receivable on closed forward currency exchange contracts (Note A) .....                         11,864
Unrealized appreciation on forward currency exchange contracts (Note A) ...                         16,537
Receivables:
   Investments sold .......................................................                        232,522
   Portfolio shares sold ..................................................                         27,030
   Foreign taxes recoverable ..............................................                            658
   Dividends and interest .................................................                          7,539
                                                                                              ------------
      Total assets ........................................................                     17,200,768
Liabilities
Payables:
   Investments purchased ..................................................    $    363,526
   Portfolio shares redeemed ..............................................          25,328
   Accrued expenses (Note B) ..............................................          54,369
   Other payables .........................................................             281
                                                                               ------------
      Total liabilities ...................................................         443,504
                                                                               ------------
Net assets, at market value ...............................................    $ 16,757,264
                                                                               ============

Net Assets
Net assets consist of:
   Undistributed net investment income ....................................                   $     44,728
   Net unrealized appreciation on:
      Investments .........................................................                        660,121
      Foreign currency related transactions ...............................                         16,667
   Accumulated net realized loss ..........................................                        (18,886)
   Paid-in capital ........................................................                     16,054,634
                                                                                              ------------
Net assets, at market value ...............................................                   $ 16,757,264
                                                                                              ============
Net asset value, offering and redemption price per share
   ($16,757,264/2,647,089 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .........                   $       6.33
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

for the period May 1, 1996
(commencement of operations) to December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Interest ...........................................................................    $     73,358
      Dividends (net of foreign taxes withheld of $3,176) ................................          39,856
                                                                                              ------------
                                                                                                   113,214

   Expenses (Note A):
      Management fee (Note B) .............................................   $     80,681
      Trustees' fees (Note B) .............................................         11,152
      Custodian and accounting fees .......................................         77,659
      Auditing ............................................................          4,312
      Legal ...............................................................          3,643
      Registration fees ...................................................          4,887
      Other ...............................................................         10,100
                                                                              ------------
      Total expenses before reductions ....................................        192,434
      Expense reductions ..................................................        (68,074)
                                                                              ------------
   Expenses, net ..........................................................                        124,360
                                                                                              ------------
   Net investment loss ....................................................                        (11,146)
                                                                                              ------------
Net realized and unrealized gain on investment transactions
   Net realized gain from:
      Investments .........................................................         18,758
      Foreign currency related transactions ...............................         18,229          36,987
                                                                              ------------
   Net unrealized appreciation during the period on:
      Investments .........................................................        660,121
      Foreign currency related transactions ...............................         16,667         676,788
                                                                              ------------    ------------
   Net gain on investment transactions ....................................                        713,775
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $    702,629
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

GLOBAL DISCOVERY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                              For the Period
                                                                                May 1, 1996
                                                                               (commencement
                                                                             of operations) to
                                                                                December 31,
Increase (Decrease) in Net Assets                                                  1996
----------------------------------------------------------------------------------------------
Operations:
   Net investment loss ....................................................   $    (11,146)
   Net realized gain from investment transactions .........................         36,987
   Net unrealized appreciation on investment
      transactions during the period ......................................        676,788
                                                                              ------------
Net increase in net assets resulting from operations ......................        702,629
                                                                              ------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................     18,871,561
   Cost of shares redeemed ................................................     (2,817,526)
                                                                              ------------
Net increase in net assets from Portfolio share transactions ..............     16,054,035
                                                                              ------------
Increase in net assets ....................................................     16,756,664
Net assets at beginning of period .........................................            600
                                                                              ------------
Net assets at end of period (including undistributed net investment
   income of $44,728) .....................................................   $ 16,757,264
                                                                              ============
Other Information
Increase (decrease) in Portfolio shares
   Shares outstanding at beginning of period ..............................            100
                                                                              ------------
   Shares sold ............................................................      3,107,414
   Shares redeemed ........................................................       (460,425)
                                                                              ------------
   Net increase in Portfolio shares .......................................      2,646,989
                                                                              ------------
Shares outstanding at end of period .......................................      2,647,089
                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.
                                                                 For the Period
                                                                  May 1, 1996
                                                                 (commencement
                                                                 of operations)
                                                                 to December 31,
                                                                      1996
                                                                 ---------------
Net asset value, beginning of period ............................   $   6.00(c)
                                                                    --------
Income from investment operations:
  Net investment loss ...........................................       (.01)
  Net realized and unrealized gain on investment transactions ...        .34
                                                                    --------
Total from investment operations ................................        .33
                                                                    --------
Net asset value, end of period ..................................   $   6.33
                                                                    ========
Total Return (%) ................................................       5.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................         17
Ratio of operating expenses, net to average net assets (%) ......       1.50*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ..................................       2.32*
Ratio of net investment loss to average net assets (%) ..........       (.13)*
Portfolio turnover rate (%) .....................................      50.31*
Average commission rate paid (b) ................................   $  .0029

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks.
(c) Original capital
* Annualized
**Not annualized

INTERNATIONAL PORTFOLIO
INVESTMENT PORTFOLIO  as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio      Amount                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                    8.4%               REPURCHASE AGREEMENT


                                        U.S.$ 60,487,000    Repurchase Agreement with Donaldson, Lufkin &
                                                            Jenrette dated 12/31/96 at 6.7%, to be repurchased
                                                            at $60,509,515 on 1/2/97, collateralized by a
                                                            $48,029,000 U.S. Treasury Bond, 8.875%, 8/15/17
                                                            (Cost $60,487,000) ........................................   60,487,000
                                                                                                                          ----------

                                    0.5%               CONVERTIBLE BONDS

Japan                               0.4%
                                       JPY   400,000,000    Softbank Corp., 0.5%, 3/29/02 .............................    3,212,158
                                                                                                                          ----------
Malaysia                            0.1%
                                       MYR       420,000    Renong Berhad. (ICUL), 4%, 5/21/01 ........................      176,282
                                                                                                                          ----------
                                                            Total Convertible Bonds (Cost $4,152,237) .................    3,388,440
                                                                                                                          ----------
                                    1.3%               PREFERRED STOCKS

                                                Shares
                                   ------------------------------------------------------------------------------------------------

Germany
                                                 185,000    RWE AG (Producer and marketer of petroleum and
                                                             chemical products) .......................................    6,249,391
                                                  22,500    SAP AG (Computer software manufacturer) ...................    3,142,560
                                                                                                                          ----------
                                                            Total Preferred Stocks (Cost $5,594,617) ..................    9,391,951
                                                                                                                          ----------

                                   89.9%               COMMON STOCKS

Argentina                           0.6%
                                                 170,000    YPF S.A. "D" (ADR) (Petroleum company) ....................    4,292,500
                                                                                                                          ----------
Australia                           0.9%
                                                 342,535    National Australia Bank, Ltd. (Commercial bank) ...........    4,029,506
                                               1,824,340    Normandy Mining Ltd. (Invests in mining and oil
                                                            enterprises in Australia) .................................    2,523,133
                                                                                                                          ----------
                                                                                                                           6,552,639
                                                                                                                          ----------
Brazil                              4.6%
                                               8,578,870    Centrais Eletricas Brasileiras S/A "B" (pfd.)
                                                            (Electric utility) ........................................    3,186,838
                                               5,086,206    Companhia Cervejaria Brahma (pfd.) (Leading beer
                                                            producer and distributor) .................................    2,780,257
                                             237,000,000    Companhia Energetica de Minas Gerais (pfd.)
                                                            (Electric power utility) ..................................    8,074,103
                                                 124,880    Companhia Vale do Rio Doce (pfd.) (Diverse mining
                                                            and industrial complex) ...................................    2,427,655
                                              30,000,000    Petroleo Brasileiro S/A (pfd.) (Petroleum company) ........    4,778,173
                                              65,040,000    Telecomunicacoes Brasileiras S.A. (pfd.)
                                                            (Telecommunication services) ..............................    5,007,410
                                           6,530,000,000    Usinas Siderurgicas de Minas Gerais S/A (pfd.)
                                                            (Non-coated flat products and electrolytic galvanized
                                                             products) ................................................    6,661,342
                                                                                                                          ----------
                                                                                                                          32,915,778
                                                                                                                          ----------
Canada                              2.9%
                                                 160,000    Barrick Gold Corp. (Gold exploration and production
                                                            in North and South America) ...............................    4,585,113
                                                 296,000    Battle Mountain Canada (Gold and silver mining) ...........    2,053,079
                                                 206,500    Canadian National Railway Co. (Operator of one of
                                                            Canada's two principal railroads) .........................    7,855,036

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                 255,411    Canadian Pacific Ltd. (Ord.) (Transportation and
                                                            natural resource conglomerate) ............................    6,722,559
                                                                                                                          ----------
                                                                                                                          21,215,787
                                                                                                                          ----------
China                               0.6%
                                                 191,837    Guangshen Railway Co. Ltd. (ADR)* (Operator of only
                                                            railroad in the Pearl River delta) ........................    3,956,638
                                                                                                                          ----------
Finland                             1.3%
                                                 116,000    Nokia AB Oy "A" (Leading manufacturer of
                                                            cellular telephones) ......................................    6,728,000
                                                 132,000    Outokumpu Oy "A" (Metals and minerals) ....................    2,252,609
                                                                                                                          ----------
                                                                                                                           8,980,609
                                                                                                                          ----------
France                              7.9%
                                                  78,857    AXA SA (Insurance group providing insurance,
                                                            finance and real estate services) .........................    5,016,929
                                                  13,950    Carrefour (Hypermarket operator and food retailer) ........    9,079,468
                                                  57,453    Compagnie Financiere de Paribas* (Finance and
                                                            investment company) .......................................    3,886,689
                                                  48,000    Compagnie Generale des Eaux (Water utility) ...............    5,950,260
                                                  12,000    LVMH Moet-Hennessy Louis Vuitton SA (Producer of
                                                            wines, spirits and luxury products) .......................    3,352,227
                                                  55,000    Lafarge SA (Leading producer of cement, concrete and
                                                            aggregates) ...............................................    3,300,848
                                                 128,898    Michelin "B" (Leading tire manufacturer) ..................    6,960,542
                                                  13,128    Pinault-Printemps, SA (Distributor of consumer goods) .....    5,208,680
                                                  20,335    Rhone-Poulenc SA "A" (Medical, agricultural and
                                                            consumer chemicals) .......................................      693,515
                                                 132,055    Schneider SA* (Manufacturer of electronic components
                                                            and automated manufacturing systems) ......................    6,107,576
                                                  74,425    Total SA "B" (International oil and gas exploration,
                                                            development and production) ...............................    6,055,013
                                                  26,872    Valeo SA (Automobile and truck components manufacturer) ...    1,657,806
                                                                                                                          ----------
                                                                                                                          57,269,553
                                                                                                                          ----------
Germany                            11.0%
                                                 214,000    BASF AG (Leading international chemical producer) .........    8,241,089
                                                 190,000    Bayer AG (Leading chemical producer) ......................    7,751,324
                                                 148,000    Bayerische Vereinsbank AG (Commercial bank) ...............    6,076,331
                                                 210,000    Commerzbank AG* (Worldwide multi-service bank) ............    5,334,070
                                                 101,000    Daimler-Benz AG (Automobile and truck manufacturer) .......    6,954,884
                                                  70,744    Deutsche Telekom AG (Telecommunication services) ..........    1,491,307
                                                  94,542    Deutsche Telekom AG (ADR)* (Telecommunication
                                                            services) .................................................    1,926,293
                                                 257,000    Hoechst AG (Chemical producer) ............................   12,137,526
                                                  20,360    Mannesmann AG (Bearer) (Diversified construction
                                                            and technology company) ...................................    8,821,983
                                                  69,000    Schering AG (Pharmaceutical and chemical producer) ........    5,822,652
                                                 101,270    Siemens AG (Leading electrical engineering and
                                                            electronics company) ......................................    4,769,594
                                                 171,200    VEBA AG (Electric utility and distributor of oil and
                                                            chemicals) ................................................    9,898,204
                                                                                                                          ----------
                                                                                                                          79,225,257
                                                                                                                          ----------
Hong Kong                           5.2%
                                               4,341,545    First Pacific Co., Ltd. (International management and
                                                            investment company) .......................................    5,641,286
                                                 217,376    HSBC Holdings Ltd. (Bank) .................................    4,651,332
                                               3,240,181    Hong Kong & China Gas Co., Ltd. (Gas utility) .............    6,283,886
                                                 270,015    Hong Kong & China Gas Co., Ltd. Warrants*
                                                            (Expires 9/30/97) .........................................      150,115
                                               1,182,000    Hutchison Whampoa, Ltd. (Container terminal and real
                                                            estate company) ...........................................    9,283,923
                                               2,013,000    Kerry Properties Ltd.* (Real estate company) ..............    5,517,564
                                               1,510,000    Television Broadcasts, Ltd. (Television broadcasting) .....    6,032,581
                                                                                                                          37,560,687

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Indonesia                           1.0%
                                                  21,100    Asia Pacific Resources International Holdings Ltd.*
                                                            (Manufacturer of rayon fiber for Asian textile markets,
                                                            owner of world's leading paper pulp mill) .................      118,688
                                                  56,340    Asia Pulp & Paper Co., Ltd. (ADR) (Producer of pulp
                                                            and paper)* ...............................................      640,868
                                                 740,000    HM Sampoerna (Foreign registered) (Tobacco company) .......    3,947,502
                                               1,525,500    Indah Kiat Pulp & Paper (Foreign registered)* (Producer
                                                            of pulp and paper) ........................................    1,114,093
                                                 183,300    Indah Kiat Pulp & Paper Warrants* (Expires 4/13/01) .......       56,263
                                                 400,000    Indocement Tunggal Prakarsa (Foreign Registered)
                                                            (Multi-business group with three major divisions namely
                                                            cement, food and property) ................................      609,653
                                                 924,570    Pabrik Kertas Tjiwi Kimia (Operator of pulp and
                                                            paper factory) ............................................      919,873
                                                                                                                          ----------
                                                                                                                           7,406,940
                                                                                                                          ----------
Italy                               1.6%
                                                  65,000    Luxottica Group SpA (ADR) (Manufacturer and marketer
                                                            of eyeglasses) ............................................    3,380,000
                                               3,310,000    Telecom Italia Mobile SpA (Cellular telecommunication
                                                            services) .................................................    8,359,714
                                                                                                                          ----------
                                                                                                                          11,739,714
                                                                                                                          ----------
Japan                              16.0%
                                                 330,000    Bridgestone Corp. (Leading automobile tire manufacturer) ..    6,268,889
                                                 358,000    Canon Inc. (Leading producer of visual image and
                                                            information equipment) ....................................    7,913,652
                                                     640    DDI Corp. (Long distance telephone and cellular operator) .    4,233,140
                                                 205,000    Fujitsu Ltd. (Leading manufacturer of computers) ..........    1,911,752
                                                 190,000    Hitachi Construction Machinery Co., Ltd. (Leading
                                                            maker of hydraulic shovels) ...............................    2,001,554
                                                 697,000    Hitachi Ltd. (General electronics manufacturer) ...........    6,499,957
                                                 180,000    Honda Motor Co., Ltd. (Leading automobile and
                                                            motorcycle manufacturer) ..................................    5,144,633
                                                  10,000    Horipro Inc. (Growing entertainment production company) ...       95,847
                                                 625,000    Ishikawajima-Harima Heavy Industries Co., Ltd. ............
                                                            (Comprehensive heavy machinery manufacturer in
                                                            aerospace and defense fields) .............................    2,779,337
                                                  20,000    Ito-Yokado Co., Ltd. (Leading supermarket operator) .......      870,391
                                                 465,000    Itochu Corp. (Leading general trading company) ............    2,497,453
                                                  28,000    Japan Associated Finance Co. (Venture capital company) ....    2,212,244
                                                 125,000    Jusco Co., Ltd. (Major supermarket operator) ..............    4,241,862
                                                 250,000    Kajima Corp. (Leading contractor engaged in
                                                            large-scale civil engineering projects) ...................    1,787,410
                                                  53,000    Keyence Corp. (Specialized manufacturer of sensors) .......    6,544,340
                                                 115,000    Kokuyo (Leading manufacturer of paper stationery) .........    2,839,997
                                                 103,000    Kyocera Corp. (Leading ceramic package manufacturer) ......    6,421,380
                                                  37,000    Mabuchi Motor Co., Ltd. (Manufacturer of DC motors) .......    1,862,620
                                                 520,000    Matsushita Electric Industrial Co., Ltd. (Leading
                                                            manufacturer of consumer electronic products) .............    8,486,314
                                                 280,000    Matsushita Electric Works, Inc. (Leading maker of
                                                            building materials and lighting equipment) ................    2,410,500
                                                 620,000    Mitsubishi Heavy Industries, Ltd. (Diversified heavy
                                                            machinery manufacturer and leading shipbuilder) ...........    4,925,309
                                                  47,000    Nichiei Co., Ltd. (Finance company for small and
                                                            medium-sized firms) .......................................    3,469,908
                                                  50,000    Nippon Electric Glass Co., Ltd. (Leading producer of
                                                            cathode-ray tube glass) ...................................      768,500
                                                 200,000    Pioneer Electronics Corp. (Leading manufacturer of
                                                            audio equipment) ..........................................    3,816,596
                                                 390,000    Ricoh Co., Ltd. (Leading maker of copiers and
                                                            information equipment) ....................................    4,478,888
                                                  81,500    SMC Corp. (Leading maker of pneumatic equipment) ..........    5,482,126
                                                  50,000    Secom Co., Ltd. (Electronic security system operator) .....    3,026,509

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                  48,400    Seven-Eleven Japan Co., Ltd. (Leading convenience
                                                            store operator) ...........................................    2,833,538
                                                 250,000    ShinMaywa Industries, Ltd. (Leading maker of dump
                                                            trucks and other specialty vehicles) ......................    1,841,378
                                               1,710,000    Sumitomo Metal Industries, Ltd (Leading integrated crude
                                                            steel producer). ..........................................    4,208,186
                                                 560,000    Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and
                                                            copper mining company) ....................................    3,776,531
                                                                                                                          ----------
                                                                                                                         115,650,741
                                                                                                                          ----------
Korea                               0.3%
                                                   7,870    Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b)       465,727
                                                  93,400    Pohang Iron & Steel Co., Ltd. (ADR) .......................    1,891,350
                                                       1    Samsung Electronics Co., Ltd. (Major electronics
                                                            manufacturer) .............................................           41
                                                       1    Samsung Electronics Co., Ltd. (1/2 Voting GDR)(New 1)
                                                            (Major electronics manufacturer) ..........................           38
                                                       1    Samsung Electronics Co., Ltd. (Non-voting GDS)(New)
                                                            (Major electronics manufacturer) ..........................           18
                                                                                                                          ----------
                                                                                                                           2,357,174
                                                                                                                          ----------
Malaysia                            1.2%
                                                 275,000    Malayan Banking Berhad (Leading banking and financial
                                                            services group) ...........................................    3,048,901
                                                 723,000    Malaysian Airline System Berhad (Air transportation and
                                                            related services) .........................................    1,875,134
                                               2,100,000    Renong Berhad (Holding company involved in
                                                            engineering, construction, financial services,
                                                            telecommunication and information technology) .............    3,725,203
                                                                                                                          ----------
                                                                                                                           8,649,238
                                                                                                                          ----------
Mexico                              0.7%
                                                 155,000    Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                                            (Telecommunication services) ..............................    5,115,000
                                                                                                                          ----------
Netherlands                         4.9%
                                                 130,000    AEGON Insurance Group NV (Insurance company) ..............    8,284,904
                                                  24,000    Akzo-Nobel NV (Chemical producer) .........................    3,278,537
                                                 204,870    Elsevier NV (International publisher of scientific,
                                                            professional, business, and consumer information books) ...    3,462,725
                                                 186,304    Getronics NV (Provider of computer installation and
                                                            maintenance services) .....................................    5,057,686
                                                  43,750    Heineken Holdings NV "A" (Brewery) ........................    6,837,520
                                                 114,000    Philips Electronics NV (Leading manufacturer of
                                                            electrical equipment) .....................................    4,619,125
                                                  26,935    Wolters Kluwer CVA (Publisher) ............................    3,578,133
                                                                                                                          ----------
                                                                                                                          35,118,630
                                                                                                                          ----------
New Zealand                         0.9%
                                               1,200,000    Telecom Corp. of New Zealand (Telecommunication
                                                            services) .................................................    6,125,016
                                                                                                                          ----------
Norway                              0.6%
                                                 271,889    Saga Petroleum AS "A" (Oil and gas
                                                            exploration and production) ...............................    4,545,640
                                                                                                                          ----------
Philippines                         2.3%
                                               2,700,000    Ayala Land, Inc. "B" (Real estate and land developer) .....    3,079,848
                                               9,312,000    C & P Homes, Inc. (Home construction company) .............    4,779,924
                                                 714,987    Manila Electric Co. "B" (Electric utility) ................    5,844,951
                                                 125,000    Metropolitan Bank and Trust Company (Commercial
                                                            bank and trust company) ...................................    3,089,354
                                                                                                                          ----------
                                                                                                                          16,794,077
                                                                                                                          ----------
Portugal                            1.6%
                                                  30,192    Jeronimo Martins (Food producer and retailer) .............    1,557,210
                                                  30,192    Jeronimo Martins (New)* (a) ...............................    1,554,898
                                                 301,000    Portugal Telecom SA (Telecommunication services) ..........    8,580,587
                                                                                                                          ----------
                                                                                                                          11,692,695
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Spain                               2.5%
                                                  51,140    Acerinox, S.A. (Stainless steel producer) .................    7,389,843
                                                  22,000    Banco Popular Espanol, S.A. (Retail bank) .................    4,321,202
                                                 280,000    Compania Telefonica Nacional de Espana S.A ................
                                                            (Telecommunication services) ..............................    6,502,600
                                                                                                                         -----------
                                                                                                                          18,213,645
                                                                                                                         -----------
Sweden                              4.3%
                                                 211,000    AGA AB "B" (Free) (Producer and distributor of
                                                            industrial and medical gases) .............................    3,155,973
                                                 202,000    Autoliv AB (Manufacturer of automobile safety bags) .......    8,856,726
                                                 256,400    L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                                                            manufacturer of cellular telephone equipment) .............    7,740,075
                                                 144,000    S.K.F. AB "B" (Free) (Manufacturer of roller bearings) ....    3,410,246
                                                 270,000    Skandia Foersaekrings AB (Free) (Financial conglomerate) ..    7,641,379
                                                                                                                         -----------
                                                                                                                          30,804,399
                                                                                                                         -----------
Switzerland                         5.0%
                                                   5,180    ABB AG (Bearer) (Manufacturer of electrical equipment) ....    6,438,746
                                                       5    ABB AG (Registered) .......................................        1,209
                                                  60,000    CS Holdings (Registered) (Provider of bank services,
                                                            management services and life insurance) ...................    6,159,015
                                                  12,671    Clariant AG (Registered)(Manufacturer of color chemicals) .    5,420,293
                                                   5,013    Novartis AG (Bearer) (Pharmaceutical company) .............    5,733,420
                                                   5,000    Novartis AG (Registered) (Pharmaceutical company) .........    5,722,284
                                                   2,610    SGS Holdings SA (Bearer) (Trade inspection company) .......    6,410,526
                                                                                                                         -----------
                                                                                                                          35,885,493
                                                                                                                         -----------
Thailand                            0.0%
                                                  65,652    Thai Farmers Bank PCL Warrants, * (Expire 9/15/02)
                                                            (Commercial bank) .........................................       62,078
                                                                                                                         -----------
United Kingdom                     12.0%
                                                 420,000    BOC Group PLC (Producer of industrial gases) ..............    6,284,411
                                                 622,082    British Petroleum PLC (Major integrated world oil company)     7,455,033
                                                 890,000    Carlton Communications PLC (Television post
                                                            production products and services) .........................    7,795,152
                                               1,100,000    General Electric Co., PLC (Manufacturer of power,
                                                            communications and defense equipment and other
                                                            various electrical components) ............................    7,212,658
                                                 370,000    Glaxo Wellcome PLC (Pharmaceutical company) ...............    6,017,682
                                                 575,000    Pearson PLC (Diversified media and entertainment
                                                            holding company) ..........................................    7,333,782
                                                 655,128    PowerGen PLC (Electric utility) ...........................    6,415,434
                                                 440,059    RTZ Corp., PLC (Mining and finance company) ...............    7,066,716
                                                 489,200    Reuters Holdings PLC (International news agency) ..........    6,285,517
                                                 618,320    SmithKline Beecham PLC (Manufacturer of ethical drugs
                                                            and healthcare products) ..................................    8,553,198
                                               1,890,000    WPP Group PLC (Advertising agency) ........................    8,186,273
                                                 300,000    Zeneca Group PLC (Holding company: manufacturing
                                                            and marketing of pharmaceutical and agrochemical
                                                            products and specialty chemicals) .........................    8,448,712
                                                                                                                         -----------
                                                                                                                          87,054,568
                                                                                                                         -----------
                                                            Total Common Stocks (Cost $517,432,357) ...................  649,184,496

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                            (Cost $587,666,211) (c) ...................................  722,451,887
                                                                                                                         ===========

------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
    (a) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $1,554,898 (.22% of net assets). Their values have been estimated by the Board of
        Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.
        The cost of these securities at December 31, 1996 aggregated $249,296. These securities may also have certain restrictions as to resale.
    (b) Securities that have met the foreign-ownership limitation valued at a premium in good faith by the
        Valuation Committee of the Board of Trustees. The cost of these securities at December 31, 1996 was
        $736,139. The aggregate premium ($125,780) over the local share price ($339,947) for these securities valued by the Valuation Committee was approximately 0.01% of the Portfolio's net assets at December
        31, 1996.
    (c) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $587,720,164 was as follows:
        Aggregate gross unrealized appreciation for all investments in which there is an excess of market
        value over tax cost ....................................................................................     $  152,896,529
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
        cost over market value .................................................................................        (18,164,806)
                                                                                                                     ---------------
        Net unrealized appreciation ............................................................................     $  134,731,723
                                                                                                                     ==============
------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1996, aggregated $276,115,066 and $195,075,817, respectively.
------------------------------------------------------------------------------------------------------------------------------------

        Sector breakdown of the International Portfolio's equity securities is noted on the Portfolio Summary.

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $587,666,211) (Note A) ...........                    $722,451,887
Cash .....................................................................                             431
Foreign currency, at value, (cost $4,591,190) ............................                       4,606,023
Net receivable on closed forward currency exchange contracts .............                         642,355
Receivables:
   Investments sold ......................................................                         446,785
   Portfolio shares sold .................................................                         592,374
   Foreign taxes recoverable .............................................                         635,158
   Dividends and interest ................................................                         681,621
                                                                                              ------------
      Total assets .......................................................                     730,056,634
Liabilities
Payables:
   Investments purchased .................................................     $  1,838,662
   Portfolio shares redeemed .............................................        1,376,946
   Accrued management fee (Note B) .......................................          500,960
   Other accrued expenses (Note B) .......................................          265,265
   Other payables ........................................................           36,274
                                                                               ------------
      Total liabilities ..................................................        4,018,107
                                                                               ------------
Net assets, at market value ..............................................     $726,038,527
                                                                               ============

Net Assets
Net assets consist of:
   Undistributed net investment income ...................................                    $ 10,702,948
   Net unrealized appreciation on:
      Investments ........................................................                     134,785,676
      Foreign currency related transactions ..............................                           8,404
   Accumulated net realized gain .........................................                       6,633,433
   Paid-in capital .......................................................                     573,908,066
                                                                                              ------------
Net assets, at market value ..............................................                    $726,038,527
                                                                                              ============
Net asset value, offering and redemption price per share
   ($726,038,527 54,809,210 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ........                    $      13.25
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $1,429,380) ............                    $ 10,364,446
      Interest (net of foreign taxes withheld of $2,537) .................                       2,548,158
                                                                                              ------------
                                                                                                12,912,604

   Expenses (Note A):
      Management fee (Note B) ............................................    $  5,590,601
      Custodian and accounting fees (Note B) .............................         974,459
      Trustees' fees (Note B) ............................................          21,062
      Auditing ...........................................................          68,095
      Registration fees ..................................................          38,239
      Legal ..............................................................          12,988
      Other ..............................................................          68,398       6,773,842
                                                                              ------------    ------------
   Net investment income .................................................                       6,138,762
                                                                                              ------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain from:
      Investments ........................................................      14,588,107
      Foreign currency related transactions ..............................      13,654,103      28,242,210
                                                                              ------------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ........................................................      62,989,856
      Foreign currency related transactions ..............................      (7,755,206)     55,234,650
                                                                              ------------    ------------
   Net gain on investment transactions ...................................                      83,476,860
                                                                                              ------------
Net increase in net assets resulting from operations .....................                    $ 89,615,622
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income .................................................    $   6,138,762    $   4,713,698
   Net realized gain (loss) from investment transactions .................       28,242,210       (7,926,588)
   Net unrealized appreciation on investment
      transactions during the period .....................................       55,234,650       56,119,932
                                                                              -------------    -------------
Net increase in net assets resulting from operations .....................       89,615,622       52,907,042
                                                                              -------------    -------------
Distributions to shareholders from:
   Net investment income .................................................      (13,901,339)        (572,293)
                                                                              -------------    -------------
   Net realized gain from investment transactions ........................             --         (1,628,833)
                                                                              -------------    -------------
Portfolio share transactions:
   Proceeds from shares sold .............................................      250,971,681      383,866,201
   Net asset value of shares issued to shareholders in
      reinvestment of distributions ......................................       13,901,339        2,201,126
   Cost of shares redeemed ...............................................     (162,751,269)    (360,607,349)
                                                                              -------------    -------------
Net increase in net assets from Portfolio share transactions .............      102,121,751       25,459,978
                                                                              -------------    -------------
Increase in net assets ...................................................      177,836,034       76,165,894
Net assets at beginning of period ........................................      548,202,493      472,036,599
                                                                              -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $10,702,948 and $5,598,231, respectively) ........    $ 726,038,527    $ 548,202,493
                                                                              =============    =============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ................................       46,398,169       44,139,826
                                                                              -------------    -------------
   Shares sold ...........................................................       20,288,490       34,890,301
   Shares issued to shareholders in reinvestment of distributions ........        1,166,953          216,220
   Shares redeemed .......................................................      (13,044,402)     (32,848,178)
                                                                              -------------    -------------
   Net increase in Portfolio shares ......................................        8,411,041        2,258,343
                                                                              -------------    -------------
Shares outstanding at end of period ......................................       54,809,210       46,398,169
                                                                              =============    =============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                     For the Period
                                                                                                                      May 1, 1987
                                                                                                                     (commencement
                                                           Years Ended December 31,                                of operations) to
                           ----------------------------------------------------------------------------------------    December 31,
                           1996(a)   1995(a)   1994(a)   1993(a)   1992(a)   1991(a)   1990(a)   1989(a)      1988        1987
                           ----------------------------------------------------------------------------------------    ----------
Net asset value,
  beginning of
  period ...............   $11.82    $10.69    $10.85    $ 8.12    $ 8.47    $ 7.78    $ 8.46    $ 6.14      $ 5.26      $ 6.00(c)
                           ------    ------    ------    ------    ------    ------    ------    ------      ------      ------
Income from investment
  operations:
  Net investment
    income .............      .12       .11       .06       .09       .10       .12       .25       .10         .09        --
  Net realized and
    unrealized gain
    (loss) on investment
    transactions .......     1.60      1.07      (.15)     2.90      (.36)      .77      (.89)     2.22(d)      .79        (.64)
Total from investment
  operations ...........     1.72      1.18      (.09)     2.99      (.26)      .89      (.64)     2.32         .88        (.64)
Less distributions:
  From net investment
    income .............     (.29)     (.01)     (.07)     (.14)     (.09)     (.20)     (.04)     --          --          --
  In excess of net
    investment income ..     --        --        --        (.12)     --        --        --        --          --          --
  From net realized
    gains on investment
    transactions .......     --        (.04)     --        --        --        --        --        --          --          (.10)
  Total distributions ..     (.29)     (.05)     (.07)     (.26)     (.09)     (.20)     (.04)     --          --          (.10)
Net asset value, end
  of period ............   $13.25    $11.82    $10.69    $10.85    $ 8.12    $ 8.47    $ 7.78    $ 8.46      $ 6.14      $ 5.26
Total Return (%) .......    14.78     11.11      (.85)    37.82     (3.08)    11.45     (7.65)    37.79       16.73      (10.64)**
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ..      726       548       472       238        65        41        35        17           3           2
Ratio of operating
  expenses, net to
  average net assets
  (%) ..................     1.05      1.08      1.08      1.20      1.31      1.39      1.38      1.50        1.50        1.50*
Ratio of operating
  expenses before
  expense reductions,
  to average daily net
  assets (%) ...........     1.05      1.08      1.08      1.20      1.31      1.39      1.38      1.80        4.15        4.06*
Ratio of net investment
  income to average
  net assets (%) .......      .95       .95       .57       .91      1.23      1.43      2.89      1.30        1.59         .02*
Portfolio turnover
  rate (%) .............    32.63     45.76     33.52     20.36     34.42     45.01     26.67     57.69      110.42      146.08*
Average commission
  rate paid (b) ........   $.0002    $ --      $ --      $ --      $ --      $ --      $ --      $ --        $ --        $ --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after September 1, 1995.
(c) Original capital
(d) Includes provision for federal income tax of $.03 per share.
* Annualized
**Not annualized

SCUDDER VARIABLE LIFE INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.   Significant Accounting Policies

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares are divided into seven separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio (which commenced operations on May 1,
1996), and International Portfolio. Effective May 1, 1996, the Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for the other portfolios. Class B shares are subject to a 12b-1 fee under the Investment Company Act of 1940, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable portfolio. Class A shares are not subject to such fees. Expenses are borne pro-rata by the holders of all classes of shares except that each class bears expenses unique to that class (including the applicable 12b-1 fee). Shares of each class would receive their pro-rata share of net assets if the Fund were liquidated. As of December 31, 1996, there have been no sales of class B shares.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). As of December 31, 1996, ownership breakdown of the Portfolios by each Participating Insurance Company is as follows:

                                                                                  Portfolios
                                           -----------------------------------------------------------------------------------------
                                                                                   Growth
                   Participating              Money                                 and        Capital    Global
                Insurance Companies           Market       Bond        Balanced    Income      Growth    Discovery   International
------------------------------------------------------------------------------------------------------------------------------------
Aetna Life Insurance & Annuity Co. .....        -- %        -- %        -- %        -- %        -- %        -- %       46.9%
Banner Life Insurance Co. ..............        1.3         2.0         7.1         5.0         2.1         4.4         0.7
Charter National Life Insurance Co. ....       51.7        30.9        57.7        79.3        23.7        83.4        11.8
Companion Life Insurance Co. ...........       --           0.3        --          --          --          --          --
  of New York
Fortis Benefits Insurance Co. ..........       --          --          --          --          --          --           0.4
Intramerica Life Insurance Co. .........        4.4         3.0         4.6         8.7         2.1        12.2         1.3
Lincoln Benefit Life Co. ...............       --           4.1         6.8        --          --          --          --
Mutual of America Life Insurance Co. ...       --          40.3        --          --          55.9        --          23.5
Paragon Life Insurance Co. .............       --           0.2         0.4         0.1         0.2        --           0.1
Providentmutual Life and Annuity .......       --           9.3        --           5.6        --          --           0.8
  Co. of America
Southwestern Life Insurance Co. ........       --          --          --          --           1.5        --          --
Washington National Life Insurance Co. .        0.5         9.3        --           1.3         6.0        --          --
Safeco Life Insurance Co. ..............       --          --          23.4        --          --          --           3.7
Security First Life Insurance Co. ......       --          --          --          --          --          --           0.3
Union Central Life Insurance Co. .......       39.7        --          --          --           6.2        --           8.2
United Companies Life Insurance Co. ....        2.4        --          --          --          --          --           0.2
United of Omaha Life Insurance Co. .....       --           0.6        --          --          --          --           2.1
USAA Life Insurance Co. ................       --          --          --          --           2.3        --          --
                                           -----------------------------------------------------------------------------------------
                                              100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
                                           ========    ========    ========    ========    ========    ========    ========

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Futures Contracts. The non-money market Portfolios may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Bond Portfolio sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

SCUDDER VARIABLE LIFE INVESTMENT FUND
--------------------------------------------------------------------------------

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the non-money market Portfolios utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and the Global Discovery Portfolio and the International Portfolio utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund on behalf of each Portfolio may enter into repurchase agreements with U.S. and foreign banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the Global Discovery Portfolio and the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B.   Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens and Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of 0.37% for the Money Market Portfolio, 0.475% for the Bond Portfolio, 0.475% for the Balanced Portfolio, 0.475% for the Growth and Income Portfolio, 0.475% for the Capital Growth Portfolio, 0.975% for the Global Discovery Portfolio, and 0.875% for the International Portfolio.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until May 1, 1996, for a period of five years from the date of execution of a Participation Agreement with the Fund, and from year to year thereafter as agreed by the Fund and the Participating Insurance Companies, each of the Participating Insurance Companies had agreed to reimburse the Fund to the extent that the annual operating expenses of any Portfolio of the Fund, other than the Global Discovery Portfolio and the International Portfolio, exceeded three-quarters of one percent (0.75 of 1%) of that Portfolio's average annual net assets. The Participating Insurance Companies had agreed to reimburse the Fund to the extent that such expenses of the International Portfolio exceeded one and one-half percent (1.50 of 1%) of the Portfolio's average annual net assets. The Trustees of the Fund approved a new form of Participation Agreement effective May 1, 1996, which no longer requires the Participating Insurance Companies to reimburse the Fund as described above. Until April 30, 1998, the Adviser has agreed to waive part or all of its fees for the Global Discovery Portfolio to the extent that the Portfolio's expenses will be maintained at 1.50% of average annual net assets.

The Fund pays each Trustee not affiliated with the Adviser and not a Trustee of other Scudder affiliated funds $14,000 annually plus specified amounts for attended board and committee meetings. The Fund pays each Trustee not affiliated with the Adviser and who is a Trustee of other Scudder affiliated funds $8,750 annually plus specified amounts for attended board and committee meetings. Allocated Trustees' fees for each Portfolio for the year ended December 31, 1996 are detailed in each Portfolio's statement of operations.

C.   Lines of Credit

The International Portfolio and several other Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The International Portfolio may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the International Portfolio also maintains an uncommitted line of credit.

SCUDDER VARIABLE LIFE INVESTMENT FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Scudder Variable Life Investment Fund:

We have audited the accompanying statements of assets and liabilities of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A), including the investment portfolios, as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A) as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated herein conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
February 7, 1997

                                                                 TAX INFORMATION
--------------------------------------------------------------------------------

The Balanced Portfolio, Capital Growth Portfolio, and Growth and Income Portfolio paid distributions of $0.125, $0.595, and $0.09 per share, respectively, from net long-term capital gains during the year ended December 31, 1996.

Pursuant to section 852 of the Internal Revenue Code, the Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, and International Portfolio designate $4,985,685, $201,136, $20,148,284, $3,659,155, and $5,991,078, respectively, as capital gain dividends for the year ended December 31, 1996.

Pursuant to section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 1996 which qualify for the dividends received deduction for corporations are as follows: Balanced Portfolio 26.7%, Capital Growth Portfolio 88.7%, and Growth and Income Portfolio 100.0%.

                     (This page intentionally left blank.)

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped Scudder become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.




An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




SCUDDER

                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                             Two International Place

                        Boston, Massachusetts 02110-4103


        An open-end management investment company which currently offers shares of beneficial interest of seven diversified Portfolios which seek, respectively, (i) stability and current income from a portfolio of money market instruments, (ii) high income from a high quality portfolio of bonds, (iii) a balance of growth and
              income, as well as long-term preservation of capital,
                from a diversified portfolio of equity and fixed
              income securities, (iv) long-term growth of capital,
              current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks, (v) long-term capital
            growth from a a portfolio consisting primarily of equity
                         securities, (vi) above-average
              capital appreciation over the long term by investing
              primarily in the equity securities of small companies
                        located throughout the world, and
              (vii) long-term growth of capital principally from a
               diversified portfolio of foreign equity securities

                                 (A Mutual Fund)






--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1997

                      CLASS B SHARES OF BENEFICIAL INTEREST



--------------------------------------------------------------------------------


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Scudder Variable Life Investment Fund dated May 1, 1997, as may be amended from time to time, a copy of which may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering certain variable annuity contracts and variable life insurance policies, or Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.



                                TABLE OF CONTENTS
                                                                                                                   Page
INVESTMENT OBJECTIVES AND POLICIES....................................................................................1
         Money Market Portfolio.......................................................................................1
         Bond Portfolio...............................................................................................2
         Balanced Portfolio...........................................................................................3
         Growth and Income Portfolio..................................................................................5
         Capital Growth Portfolio.....................................................................................5
         Global Discovery Portfolio...................................................................................6
         Risk Factors Regarding Global Discovery Portfolio............................................................8
         International Portfolio.....................................................................................13

POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS.................................................................14
         Repurchase Agreements.......................................................................................14
         Debt Securities.............................................................................................15
         Illiquid or Restricted Securities...........................................................................15
         Trust Preferred Securities..................................................................................16
         Zero Coupon Securities......................................................................................16
         Real Estate Investment Trusts...............................................................................17
         Mortgage-Backed Securities and Mortgage Pass-Through Securities.............................................17
         Collateralized Mortgage Obligations ("CMOs")................................................................18
         FHLMC Collateralized Mortgage Obligations...................................................................19
         Other Mortgage-Backed Securities............................................................................19
         Other Asset-Backed Securities...............................................................................20
         Municipal Obligations.......................................................................................21
         Convertible Securities......................................................................................21
         Depositary Receipts.........................................................................................22
         Foreign Securities..........................................................................................22
         Limitations on Holdings of Foreign Securities for the Bond, Balanced, Growth and Income and
              International Portfolios...............................................................................23
         Indexed Securities..........................................................................................23
         When-Issued Securities......................................................................................24
         Loans of Portfolio Securities...............................................................................24
         Borrowing...................................................................................................24
         Options for the Bond, Balanced, Growth and Income and International Portfolios..............................25
         Securities Index Options....................................................................................27
         Futures Contracts...........................................................................................27
         Futures on Debt Securities..................................................................................27
         Limitations on the Use of Futures Contracts and Options on Futures..........................................29
         Foreign Currency Transactions...............................................................................30
         Strategic Transactions and Derivatives Applicable to the Global Discovery Portfolio.........................32
         Debt Securities.............................................................................................39
         High Yield, High Risk Securities............................................................................39
         Combined Transactions.......................................................................................40
         Risks of Specialized Investment Techniques Abroad...........................................................40

INVESTMENT RESTRICTIONS..............................................................................................40

PURCHASES AND REDEMPTIONS............................................................................................42

INVESTMENT ADVISER AND DISTRIBUTOR...................................................................................43
         Investment Adviser..........................................................................................43
         Personal Investments by Employees of the Adviser............................................................46
         Distributor.................................................................................................46

MANAGEMENT OF THE FUND...............................................................................................48
         Trustees and Officers.......................................................................................48

                                      i

                                TABLE OF CONTENTS (continued)
                                                                                                                   Page
REMUNERATION.........................................................................................................50
         Responsibilities of the Board--Board and Committee Meetings.................................................50
         Compensation of Officers and Trustees.......................................................................50

NET ASSET VALUE......................................................................................................51

TAX STATUS...........................................................................................................52

DIVIDENDS AND DISTRIBUTIONS..........................................................................................56
         Money Market Portfolio......................................................................................56
         Global Discovery Portfolio and International Portfolio......................................................56
         Other Portfolios............................................................................................57

PERFORMANCE INFORMATION..............................................................................................57
         Money Market Portfolio......................................................................................57
         Bond Portfolio..............................................................................................58
         All Portfolios..............................................................................................58
         Comparison of Portfolio Performance.........................................................................60

SHAREHOLDER COMMUNICATIONS...........................................................................................64

ORGANIZATION AND CAPITALIZATION......................................................................................64
         General.....................................................................................................64
         Shareholder and Trustee Liability...........................................................................66

ALLOCATION OF PORTFOLIO BROKERAGE....................................................................................66

PORTFOLIO TURNOVER...................................................................................................68

EXPERTS..............................................................................................................68

COUNSEL..............................................................................................................68

ADDITIONAL INFORMATION...............................................................................................68

FINANCIAL STATEMENTS.................................................................................................69

APPENDIX

                       INVESTMENT OBJECTIVES AND POLICIES

                    (See "INVESTMENT CONCEPT OF THE FUND" and
             "INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS"
                           in the Fund's prospectus.)

         Scudder Variable Life Investment Fund (the "Fund") is an open-end, diversified registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, and International Portfolio (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered to the separate accounts of certain life insurance companies ("Participating Insurance Companies").

         Except for the Money Market Portfolio, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered by Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Distribution Plan. Class B shares are offered at net asset value and are subject to a Distribution Plan. Except for the Money Market Portfolio, this Statement of Additional Information pertains to Class B shares ("Shares") only.

         Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Money Market Portfolio

         The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Portfolio will use the amortized cost method of securities valuation.

         The Money Market Portfolio purchases U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; domestic and foreign bank certificates of deposit; bankers' acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are dollar-denominated and at the time of purchase are rated, or judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest categories) by any two nationally-recognized rating services such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). In addition, the Adviser seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by the Money Market Portfolio which are rated in the highest category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as "first tier securities." Securities rated in the top two categories which are not first tier securities are known as "second tier securities." Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody's or the equivalent by any nationally-recognized rating service or judged to be equivalent by the Adviser. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. The Money Market Portfolio may also hold cash. Shares of the Portfolio are not insured by an agency of the U.S. Government. Securities and instruments in which the Portfolio may invest may be issued by the U.S. Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

         The Money Market Portfolio may invest in certificates of deposit and bankers' acceptances of large domestic banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers' acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers' acceptances issued by domestic banks. (See "Foreign Securities" in this Statement of Additional Information for further risks of foreign investment.)

         The Money Market Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

         The assets of the Money Market Portfolio consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio's investments varies according to the Adviser's appraisal of money market conditions.

         To ensure diversity of the Portfolio's investments, as a matter of non-fundamental policy the Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

         The net investment income of the Portfolio is declared as a dividend to shareholders daily and distributed monthly in cash or reinvested in additional shares.

Bond Portfolio

         The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances the Portfolio invests at least 65% of its assets in bonds including those of the U.S. Government and its agencies and those of corporations and other notes and bonds paying high current income. The Portfolio may also invest in preferred stocks consistent with the Portfolio's objectives. It will attempt to moderate the effect of market price fluctuation relative to that of a long-term bond by investing in securities with varying maturities and making use of futures contracts on debt securities and related options for hedging purposes.

         The Bond Portfolio may purchase corporate notes and bonds including issues convertible into common stock and obligations of municipalities. The Portfolio may purchase securities of real estate investment trusts ("REITs") and certain mortgage-backed securities. It may purchase U.S. Government securities and obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of Federal Home Loan Banks, Farm Credit Banks and the Federal Home Loan Mortgage Corporation. The Portfolio may also purchase obligations of international agencies such as the International Bank for Reconstruction and Development and the Inter-American Development Bank. Other eligible investments include foreign securities, including non-U.S. dollar-denominated foreign debt securities and U.S. dollar-denominated foreign debt securities (such as those issued by the Dominion of Canada and its provinces), including without limitation, Eurodollar Bonds and Yankee Bonds, mortgage and other asset-backed securities and money market instruments such as commercial paper and bankers' acceptances and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements and may invest in zero coupon securities. The Portfolio invests in a broad range of short-, intermediate-, and long-term securities. Proportions among maturities and types of securities may vary depending upon the prospects for income relative to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates, and other factors.

         The Bond Portfolio invests primarily in high quality securities. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or if unrated, in bonds judged by the Fund's Adviser, to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

         See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Except for limitations imposed by the Bond Portfolio's investment restrictions, there is no limit as to the proportions of the Portfolio which may be invested in any of the eligible investments; however, it is a policy of the Portfolio that its non-governmental investments will be spread among a variety of companies and will not be concentrated in any industry.

         The Bond Portfolio may invest in securities of the Government National Mortgage Agency, a Government corporation within the U.S. Department of Housing and Urban Development ("GNMAs"). GNMAs are mortgaged-backed securities representing part ownership of a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration
(FHA) or guaranteed by the Veterans Administration (VA). Once approved by GNMA, the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

         The Bond Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Portfolio's shares will fluctuate with changes in the market prices of the Portfolio's investments, which tend to vary inversely with changes in prevailing interest rates and, to a lesser extent, changes in foreign currency exchange rates. As interest rates fall, the prices of debt securities tend to rise and vice versa.

Balanced Portfolio

         The Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

         In seeking its objectives of a balance of growth and income, as well as long-term preservation of capital, the Portfolio invests in a diversified portfolio of equity and fixed income securities. The Portfolio invests, under normal circumstances, at least 50%, but no more than 75%, of its net assets in common stocks and other equity investments. The Portfolio's equity investments consist of common stocks, preferred stocks, warrants and securities convertible into common stocks, of companies that, in the Adviser's judgment, are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow, or assets relative to the overall market as defined by the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"). The Portfolio will invest primarily in securities issued by medium-to-large sized domestic companies with annual revenues or market capitalization of at least $600 million, and which, in the opinion of the Adviser, offer above-average potential for price appreciation. The Portfolio seeks to invest in companies that have relatively consistent and above-average rates of growth; companies that are in a strong financial position with high credit standings and profitability; firms with important business franchises, leading products, or dominant marketing and distribution systems; companies guided by experienced and motivated managements; and companies selling at attractive market valuations. The Adviser believes that companies with these characteristics will be rewarded by the market with higher stock prices over time and provide investment returns, on average, in excess of the S&P 500.

         At least 65% of the value of the Portfolio's common stocks will be of issuers which qualify, at the time of purchase, for one of the three highest equity earnings and dividends ranking categories (A+, A, or A-) of S&P, or if not ranked by S&P, are judged to be of comparable quality by the Adviser. S&P assigns earnings and dividends rankings to corporations based on a number of factors, including stability and growth of earnings and dividends. Rankings by S&P are not an appraisal of a company's creditworthiness, as is true for S&P's debt security ratings, nor are these rankings intended as a forecast of future stock market performance. In addition to using S&P rankings of earnings and dividends of common stocks, the Adviser conducts its own analysis of a company's history, current financial position, and earnings prospects.

         To enhance income and stability, the Portfolio's remaining assets are allocated to bonds and other fixed income securities, including cash reserves. The Portfolio will normally invest 25% to 50% of its net assets in fixed income securities. However, at least 25% of the Portfolio's net assets will always be invested in fixed income securities. The Portfolio can invest in a broad range of corporate bonds and notes, convertible bonds, and preferred and convertible preferred securities. It may also purchase U.S. Government securities and obligations of federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation. The Portfolio may also invest in obligations of international agencies, foreign debt securities (both U.S. and non-U.S. dollar-denominated), mortgage-backed and other asset-backed securities, municipal obligations, restricted securities issued in private placements and zero coupon securities. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash distributions of interest. The Portfolio may invest in special purpose trust securities ("Trust Preferred Securities").

         For liquidity and defensive purposes, the Portfolio may invest without limit in cash and in money market securities such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements with respect to U.S. Government securities.

         Not less than 50% of the Portfolio's debt securities will be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest ratings categories by any nationally-recognized rating service or (c) if not rated, are judged at the time of purchase, by the Adviser to be of a quality comparable to obligations rated as described in (b) above. Not less than 80% of the debt obligations in which the Portfolio invests will, at the time of purchase, be rated within the three highest ratings categories of any such service or, if not rated, will be judged to be of comparable quality by the Adviser. Up to 20% of the Portfolio's debt securities may be invested in bonds rated below A but no lower than B by Moody's or S&P, or unrated securities judged by the Adviser to be of comparable quality. Debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P and commonly referred to as "junk bonds") and unrated securities of comparable quality, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid than securities in the higher rating categories. Securities rated B involve a high degree of speculation with respect to the payment of principal and interest. Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

         See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         The Portfolio will, on occasion, adjust its mix of investments among equity securities, bonds, and cash reserves. In reallocating investments, the Adviser weighs the relative values of different asset classes and expectations for future returns. In doing so, the Adviser analyzes, on a global basis, the level and direction of interest rates, capital flows, inflation expectations, anticipated growth of corporate profits, monetary and fiscal policies around the world, and other related factors. The Portfolio does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed income investments are expected to occur in generally small increments within the guidelines adopted in this Statement of Additional Information. The Portfolio is designed as a conservative, long-term investment program.

         While the Portfolio emphasizes U.S. equity and debt securities, it may invest a portion of its assets in foreign securities, including depositary receipts. The Portfolio's foreign holdings will meet the criteria applicable to its domestic investments. The international component of the Portfolio's investment program is intended to increase diversification, thus reducing risk, while providing the opportunity for higher returns.

         In addition, the Portfolio may invest in securities on a when-issued or forward delivery basis. The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

         The Balanced Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

Growth and Income Portfolio

         The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. In pursuing these three objectives, the Portfolio invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes. The Adviser believes that a portfolio investing in these kinds of securities can perform well whether a growth or value investment style is in favor and that the Portfolio's dividend strategy can improve its performance in down markets. The Adviser believes these characteristics can help a shareholder feel comfortable holding onto the Portfolio for the long run, despite short-term changes in the investment climate.

         The Portfolio attempts to achieve its investment objectives by investing primarily in dividend paying common stocks, preferred stocks and securities convertible into common stocks. The Portfolio may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may also invest in nonconvertible preferred stocks consistent with the Portfolio's objectives. From time to time, for temporary defensive purposes, when the Adviser feels such a position is advisable in light of economic or market conditions, the Portfolio may invest a portion of its assets in cash and cash equivalents. The Portfolio may invest in foreign securities and in repurchase agreements. The Portfolio may purchase securities of real estate investment trusts ("REITs") and certain mortgage-backed securities.

         When evaluating a security for purchase or sale, the Adviser may consider a security's dividend yield relative to the average dividend yield of the S&P 500.

         The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

         The Growth and Income Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Portfolio's shares will increase or decrease with changes in the market prices of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

Capital Growth Portfolio

         The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments.

         Important considerations to the Adviser in its examination of potential investments include certain qualitative considerations such as a company's financial strength, management reputation, absolute size and overall industry position.


         Equity investments can have diverse financial characteristics, and the Trustees believe that the opportunity for capital growth may be found in many different sectors of the market at any particular time. Therefore, in contrast to the specialized investment policies of some capital appreciation funds, the Portfolio is free to invest in a wide range of marketable securities offering the potential for growth. This enables the Portfolio to pursue investment values in various sectors of the stock market, including:


         1. Companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising, and health service industries.

         2. Companies that own or develop natural resources, such as energy exploration or precious metals companies.

         3.       Companies that may benefit from changing  consumer demands and
                  lifestyles,   such  as  financial  service  organizations  and
                  telecommunications companies.

         4.       Foreign companies.

         While emphasizing investments in companies with above-average growth prospects, the Portfolio may also purchase and hold equity securities of companies that may have only average growth prospects, but seem undervalued due to factors thought to be of a temporary nature which may cause their securities to be out of favor and to trade at a price below their potential value.

         The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities when management anticipates that the total return on debt securities is likely to equal or exceed the total return on common stocks over a selected period of time. The Portfolio may purchase investment-grade debt securities, which are those rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P, or, if unrated, of equivalent quality as determined by the Adviser. Bonds that are rated Baa by Moody's or BBB by S&P have some speculative characteristics. The Portfolio's intermediate to longer term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. As interest rates fall the prices of debt securities tend to rise and vice versa. Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security. (See "High Yield, High Risk Securities.")

         The Capital Growth Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

Global Discovery Portfolio

         The Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's 500 Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current income.

         In pursuit of its objective, the Portfolio generally invests in small, rapidly growing companies that offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Portfolio has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets, typically in the Far East, Latin America and lesser developed countries in Europe, as well as in firms operating in developed economies, such as those of the United States, Japan and Western Europe.

         The Adviser invests the Portfolio's assets in companies it believes offer above-average earnings, cash flow or asset growth potential. It also invests in companies that may receive greater market recognition over time. The Adviser believes these factors offer significant opportunity for long-term capital appreciation. The Adviser evaluates investments for the Portfolio from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The Adviser analyzes the growth potential and relative value of possible investments. When evaluating an individual company, the Adviser takes into consideration numerous factors, including the depth and
quality  of  management;   a  company's  product  line,  business  strategy  and
competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earnings ratios and other stock valuation measures. Secondarily, the Adviser weighs the attractiveness of the country and region in which a company is located.

         Under normal circumstances the Portfolio invests at least 65% of its total assets in the equity securities of small issuers. While the Adviser believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Portfolio expects, under usual market conditions, to diversify its portfolio widely by company, industry and country. The Portfolio intends to allocate investments among at least three countries at all times, including the United States.

         The Portfolio may invest up to 35% of its total assets in equity securities of larger companies throughout the world and in debt securities if the Adviser determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Adviser. The Portfolio may also invest up to 5% of its net assets in debt securities rated below investment-grade. Securities rated below Baa/BBB are commonly referred to as "junk bonds." The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Portfolio may invest in securities rated D by S&P at the time of purchase, which may be in default with respect to payment of principal or interest.

         The Portfolio selects its portfolio investments primarily from companies whose individual equity market capitalizations would place them in the same size range as companies in approximately the lowest 20% of market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of global equity securities of companies with total available market capitalization greater than $100 million. Based on this policy, the companies held by the Portfolio typically will have individual equity market capitalizations of between approximately $50 million and $2 billion (although the Portfolio will be free to invest in smaller capitalization issues that satisfy the Portfolio's size standard). Furthermore, the median market capitalization of the Portfolio will not exceed $750 million.

         Because the Portfolio applies a U.S. size standard on a global basis, a small company investment outside the U.S. might rank above the lowest 20% by market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

         The equity securities in which the Portfolio may invest consist of common stocks, preferred stocks (either convertible or nonconvertible), rights and warrants. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. For capital appreciation purposes, the Portfolio may purchase notes, bonds, debentures, government securities and zero coupon bonds (any of which may be convertible or nonconvertible). The Portfolio may invest in foreign securities and American Depositary Receipts which may be sponsored or unsponsored. The Portfolio may also invest in closed-end investment companies holding foreign securities, and engage in strategic transactions. In addition, the Portfolio may invest in illiquid or restricted securities. For temporary defensive purposes, the Portfolio may, during periods in which conditions in securities markets warrant, invest without limit in cash and cash equivalents.

         The Global Discovery Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and changes in foreign currency exchange rates. The investment objective and policies of the Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the Shareholders. There is no assurance that the objective of the Portfolio will be achieved.

Risk Factors Regarding Global Discovery Portfolio

Small Company Risk. The Adviser believes that small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.


Foreign Securities. The Portfolio is intended to provide investors with an opportunity to invest a portion of their assets in a diversified portfolio of securities of U.S. and foreign companies located worldwide and is designed for long-term investors who can accept currency and other forms of international investment risk. The Adviser believes that allocation of the Portfolio's assets on a global basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the U.S. economy and, from time to time, have had interest rate levels that had a higher real return than the U.S. bond market. Consequently, the securities of foreign issuers have, from time to time, provided attractive returns relative to the returns provided by the securities of U.S. issuers, although there can be no assurance that this will be true in the future.


         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may affect the Portfolio's performance favorably or unfavorably. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than that of the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than that in the U.S. market and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Adviser will endeavor to achieve the most favorable net results on the Portfolio's portfolio transactions. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Portfolio's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of confiscatory or withholding taxation, political, social or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks to the Portfolio associated with the foregoing considerations through investment variation and continuous professional management.

Limitations on Holdings of Foreign Securities. The Portfolio shall invest in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio's net assets the Portfolio may invest in a single foreign country.

         The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio's net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio's assets may be invested in securities of issuers located in the United States.

Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union. The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in Eastern European countries.

         Investments  in  such  countries  involve  risks  of   nationalization,
expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio's shareholders.

Foreign Currencies. Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Portfolio temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. Although the Portfolio's custodian values each Fund's assets daily in terms of U.S. dollars, none of the Funds intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.


         Because the Portfolio normally will be invested in both U.S. and foreign securities markets, changes in the Portfolio's share price may have a low correlation with movements in the U.S. markets. The Portfolio's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies may account for part of the Portfolio's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Portfolio invests in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

Investing in Emerging Markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the United States.

         Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no cash is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of the Portfolio. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.


         Many emerging markets have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.


Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Portfolio could lose its entire investment in any such country.

         The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The Portfolio may invest a portion of its assets in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

         Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Portfolio's investment income available for distribution to shareholders.

         Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

         Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

         Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Fund's investments in this region.

         Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

         With respect to the Peoples Republic of China and other markets in which the Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Portfolio's investment in the debt of that country.

         Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

         Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

         The  conditions  that  have  given  rise  to  these   developments  are
changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

         Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

         Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

         Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

         Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Portfolio's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

         Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

         Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

         On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP.
However, general decline in oil prices has had an adverse impact on many economies.

         Foreign securities such as those purchased by the Portfolio may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Portfolio may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. (See "TAX STATUS.")

International Portfolio

         The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Fund, on behalf of the Portfolio, intends to diversify investments among several countries and to have represented in the program business activities in not less than three different countries. The management considers it consistent with this policy for the Portfolio to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States, and such investments may be included in the program.

         It is not the policy of the Portfolio to concentrate its investments in any particular industry, and the Portfolio's management does not intend to make acquisitions in particular industries which would increase the percentage of the market value of the Portfolio's assets above 25% for any one industry. The Portfolio does not invest for the purpose of controlling or managing other companies.

         The major portion of the Portfolio's assets consists of equity securities of established companies listed on recognized exchanges; the Adviser expects this condition to continue, although the Portfolio may invest in other securities. Investments may also be made in fixed income securities of foreign governments and companies with a view toward total investment return. In determining the location of the principal activities and interests of a company, the Adviser takes into account such factors as the location of the company's assets, personnel, sales and earnings. In selecting securities for the

Portfolio, the Adviser seeks to identify companies whose securities prices do not adequately reflect their established positions in their fields. In analyzing companies for investment, the Adviser ordinarily looks for one or more of the following characteristics: above-average earnings growth per share, high return on invested capital, healthy balance sheets and overall financial strength, strong competitive advantages, strength of management and general operating characteristics which will enable the companies to compete successfully in their marketplace. Investment decisions are made without regard to arbitrary criteria such as minimum asset size, debt-equity ratios or dividend history of Portfolio companies.

         The Portfolio may invest in any type of security including, but not limited to shares, preferred or common, bonds and other evidences of indebtedness, and other securities of issuers wherever organized, and not excluding evidences of indebtedness of governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Fund, on behalf of the Portfolio, in view of the Portfolio's investment objective, intends under normal conditions to maintain holdings consisting primarily of a diversified list of equity securities.

         Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.


         Foreign securities such as those purchased by the Portfolio may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Portfolio may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. (See "TAX STATUS.")


         The Portfolio is intended to provide investors with an opportunity to invest a portion of their assets in a diversified group of securities of foreign companies and governments. Management of the Portfolio believes that diversification of assets on an international basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies and foreign stock market indexes have grown more rapidly than the United States economy and leading U.S. stock market indexes, although there can be no assurance that this will be true in the future. Because of the Portfolio's investment policy, the Portfolio is not intended to provide a complete investment program for an investor.


         Because the Portfolio normally will be invested in foreign securities markets, changes in the Portfolio's share price may have a low correlation with movements in the U.S. markets. The Portfolio's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies may account for part of the Portfolio's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Portfolio invests in many foreign securities markets in an attempt to take advantage of opportunities wherever they may arise.


              POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS

           (See "POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS"
                           in the Fund's prospectus.)

         Except  as  otherwise  noted  below,   the  following   description  of
additional investment policies and techniques is applicable to all of the Portfolios.

Repurchase Agreements

         On behalf of a Portfolio, the Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank and any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least equal to that of issuers of commercial paper rated within the two highest categories assigned by Moody's or S&P. A repurchase agreement with a member bank of the Federal Reserve System, which provides a means for the Portfolio to earn income on funds for periods as short as overnight, is an arrangement through which the Portfolio acquires a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Portfolio's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings of the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Debt Securities

         The Bond, Balanced, Capital Growth and Global Discovery Portfolios may each invest in debt securities rated below investment-grade (those rated below Baa or BBB). These securities are commonly referred to as "junk bonds" and can entail greater price volatility and involve a higher degree of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower rated debt securities may decline significantly in periods of general economic difficulty. The trading market for these securities is generally less liquid than for higher rated securities, and a Portfolio may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. The lower the ratings of such debt securities, the greater their risks render them like equity securities. In addition, as interest rates fall, the prices of debt securities tend to rise and vice versa. Should the rating of any security held by a Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

Illiquid or Restricted Securities

         The Portfolios may each occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Trust Preferred Securities

         The Bond Portfolio and Balanced Portfolio may each invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

         If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust
Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

Zero Coupon Securities

         The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because zero coupon convertible securities are usually issued with shorter maturities (15 years or less) and with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolios, most likely will be deemed the beneficial holders of the underlying U.S. government securities.

         The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Real Estate Investment Trusts

         The Bond Portfolio and the Growth and Income Portfolio may each invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

         Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

         The Bond, Balanced, and Growth and Income Portfolios may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the Government National Mortgage Association ("GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Portfolios' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

         A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations

         FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities

         The Adviser expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. The Bond Portfolio and the Balanced Portfolio will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid if, as a result, more than 10% of the value of the Portfolio's total assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

         The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure.
Consistent with the Bond Portfolio's and the Balanced Portfolio's investment objectives and policies, the Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage to or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Bond Portfolio and the Balanced Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

         The Bond Portfolio and the Balanced Portfolio may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Bond Portfolio and the Balanced Portfolio to dispose of any then existing holdings of such securities.

Municipal Obligations

         The Bond Portfolio and the Balanced Portfolio may each invest in municipal obligations, which are issued by or on behalf of states, territories, and possessions of the U.S., and their political subdivisions, agencies, and instrumentalities, and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." The return on municipal obligations is ordinarily lower than that of taxable obligations. The Bond Portfolio and the Balanced Portfolio may each acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. The Bond Portfolio and the Balanced Portfolio have no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio's total assets.

Convertible Securities

         The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

         The convertible securities in which the Portfolios may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities are generally expected to be less volatile than the underlying common stocks as they are usually issued with short to medium length maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Depositary Receipts

         The Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Balanced, Growth and Income, Capital Growth and International Portfolios' investment policies, the Portfolios' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Securities

         The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios (collectively, the "Non-Money Market Portfolios") may each invest, without limit, except as applicable to debt securities generally, in U.S. dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Adviser. The Bond Portfolio may invest up to 20% of its assets in non-U.S. dollar-denominated foreign debt securities. The Balanced Portfolio may invest up to 20% of its debt securities in non-U.S. dollar-denominated foreign debt securities, and may invest up to 25% of its equity securities in non-U.S. dollar-denominated foreign equity securities. The Growth and Income Portfolio may invest up to 25% of its assets in non-U.S. dollar denominated equity securities of foreign issuers. The Capital Growth Portfolio may invest up to 25% of its assets, and the International Portfolio may invest without limit, in non-U.S. dollar-denominated equity securities of foreign issuers.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Non-Money Market Portfolios' performance. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolios are uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Portfolios due to subsequent declines in value of the portfolio security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolios will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Portfolios may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Portfolios' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, devaluations in the currencies in which a Portfolio's securities are denominated, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance generally is greater in these countries than in developed countries. The management of the Non-Money Market Portfolios seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, the Portfolios will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

         To the extent that the Non-Money Market Portfolios invest in foreign securities, the Portfolios' share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies could account for part of the Portfolios' investment performance.

Limitations on Holdings of Foreign Securities for the Bond, Balanced, Growth and Income and International Portfolios

         Each Portfolio that invests in foreign securities shall invest in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio's net assets the Portfolio may invest in a single foreign country.

         Each Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of each Portfolio's net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of a Portfolio's assets may be invested in securities of issuers located in the United States.

Indexed Securities

         The Bond Portfolio and the Balanced Portfolio may each invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

When-Issued Securities

         A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price payable at settlement date. The Fund does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or forward delivery basis. Each Portfolio will establish a segregated account in which it will maintain cash, U.S. Government securities and other high-grade debt obligations at least equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Loans of Portfolio Securities

         The Fund may lend the portfolio securities of any Portfolio (other than the Money Market Portfolio) provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Portfolio enters into a loan, the Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower.

Borrowing

         The Board of Trustees has adopted a policy whereby each Portfolio of the Fund may borrow up to 10% of its total assets; provided, however, that each Portfolio may borrow up to 25% of its total assets for extraordinary or emergency purposes, including the facilitation of redemptions. A Portfolio may only borrow money from banks as a temporary measure for extraordinary or emergency purposes (each Portfolio is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities for a Portfolio will be made while borrowings of that Portfolio exceed 5% of the Portfolio's assets. Borrowings by the Fund increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of such funds.

Options for the Bond, Balanced, Growth and Income and International Portfolios

         The Fund may, on behalf of each of the Bond, Balanced, Growth and Income, Capital Growth and International Portfolios, write covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance. A call option is a contract generally having a duration of nine months or less which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time upon the assignment of an exercise notice prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is an option written on a security which is owned by the writer throughout the option period.

         The Fund will write, on behalf of a Portfolio, covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. The Fund may forego the benefit of appreciation in its Portfolios on securities sold pursuant to call options.

         When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period, generally ranging up to nine months. Some of the options which the Fund writes may be of the European type which means they may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for the written option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         The Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each write covered call and put options to a limited extent in an attempt to earn additional income on their portfolios, consistent with their investment objectives. The Portfolios may forego the benefits of appreciation on securities sold or depreciation on securities acquired pursuant to call and put options written by the Portfolios. Each Portfolio has no current intention of writing options on more than 5% of its net assets.

         When the Fund, on behalf of the Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios, writes a put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. Some of the European type options which the Fund writes may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. With respect to each put option it writes, the Portfolio will have deposited in a separate account with its custodian U.S. Treasury obligations, high-grade debt securities or cash equal in value to the exercise price of the put option, will have purchased a put option with a higher exercise price that will expire no earlier than the put option written or will have used some combination of these two methods. The Fund on behalf of each Portfolio, will only write put options involving securities for which a determination is made that it wishes to acquire the securities at the exercise price at the time the option is written.

         A Portfolio may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

         When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

         The Portfolio may purchase call options on any securities in which it may invest in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios will normally purchase put options in anticipation of a decline in the market value of securities in their portfolios ("protective puts") or securities of the type in which they are permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. Exchange markets in securities options are a relatively new and untested concept. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately thirty broker-dealers make these markets and the Adviser will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Written over-the-counter options purchased by the Fund and portfolio securities "covering" the Fund's obligation pursuant to an over-the-counter option may be deemed to be illiquid and may not be readily marketable. The Adviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Trustees.

Securities Index Options

         The Bond, Balanced, Growth and Income, Capital Growth, Global Discovery and International Portfolios may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash.

         Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

         A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Adviser believes the option can be closed out.

Futures Contracts


         The Fund may, on behalf of the Bond, Balanced and International Portfolios, purchase and sell futures contracts on debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's debt securities. In addition, the Fund may, on behalf of the Non-Money Market Portfolios, purchase and sell securities index futures to hedge the equity securities of a Portfolio with regard to market (systematic) risk as distinguished from stock-specific risk. Each of these six Portfolios may also purchase and write put and call options on futures contracts of the type which such Portfolio is authorized to enter into and may engage in related closing transactions. All of such futures on debt securities, stock index futures and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on appropriate foreign exchanges, to the extent permitted by law. Even though at the present time no contracts based on global indices which meet the International Portfolio's investment criteria are available, there are U.S. stock indices which may be used to hedge U.S. securities held in that Portfolio.


Futures on Debt Securities

         A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--the Fund, on behalf of a Portfolio, will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Trustees to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

         Positions taken in the futures markets are normally not held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund on behalf of a Portfolio will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge the equity securities of each of the Balanced, Growth and Income, Capital Growth or International Portfolios with regard to market (systematic) risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio's securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Options on Futures. For bona fide hedging purposes, the Fund may also purchase and write, on behalf of each of the Bond, Balanced, Growth and Income, Capital Growth and International Portfolios, call and put options on futures contracts, which are traded on exchanges that are licensed and regulated by the CFTC or on any foreign exchange for the purpose of options trading, to the extent permitted by law. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. A Portfolio will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Limitations on the Use of Futures Contracts and Options on Futures

         All of the futures contracts and options on futures transactions into which the Fund will enter will be for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and to the extent consistent with requirements of the Securities and Exchange Commission (the "SEC").

         To ensure that its futures and options transactions meet this standard, the Fund will enter into them only for the purposes or with the intent specified in CFTC regulations, subject to the requirements of the SEC. The Fund will further seek to assure that fluctuations in the price of the futures contracts and options on futures that it uses for hedging purposes will be substantially correlated to fluctuations in the price of the securities held by a Portfolio or which it expects to purchase, though there can be no assurance that this result will be achieved. The Fund will sell futures contracts or acquire puts to protect against a decline in the price of securities that a Portfolio owns. The Fund will purchase futures contracts or calls on futures contracts to protect a Portfolio against an increase in the price of securities the Fund intends later to purchase for the Portfolio before it is in a position to do so.

         As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it purchases a long futures contract or call option on futures for a Portfolio the Fund will effect the purchase of securities in the cash market or take delivery as it closes out a Portfolio's futures position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC definition now permits the Fund to elect to comply with a different test, under which its long futures positions will not exceed the sum of (a) cash or cash equivalents segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. However, the Fund will not utilize this alternative unless it is advised by counsel that to do so is consistent with the requirements of the SEC.

         Futures on debt securities and stock index futures are at present actively traded on exchanges that are licensed and registered by the CFTC, or consistent with the CFTC regulations on foreign exchanges. Portfolios will incur brokerage fees in connection with their futures and options transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of futures obligations. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

         Each Portfolio, in dealing in futures contracts and options on futures, is subject to the 300% asset coverage requirement for borrowings set forth under "Investment Restrictions" in the Fund's prospectus. The Trustees have also adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 2% of its net assets. A futures contract for the receipt of a debt security and long index futures will be offset by assets of the Portfolio held in a segregated account in an amount equal to the total market value of the futures contracts less the amount of the initial margin for the contracts.

Foreign Currency Transactions

         The Non-Money Market Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") for hedging purposes. These Portfolios may also, for hedging purposes, purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements. The International Portfolio may also enter into foreign currency futures contracts and foreign currency options.

         Because investments in foreign companies usually will involve currencies of foreign countries, and because the Non-Money Market Portfolios temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of their assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and they may incur costs in connection with conversions between various currencies. Although the Non-Money Market Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Non-Money Market Portfolios at one rate, while offering a lesser rate of exchange should the Non-Money Market Portfolios desire to resell that currency to the dealer.
The Non-Money Market Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or, in the case of the International Portfolio, futures contracts to purchase or sell foreign currencies.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. The agreed price may be fixed or within a specified range of prices. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Futures contracts involve brokerage costs, which may vary from less than 1% to 2.5% of the contract price, and require parties to the contract to make "margin" deposits to secure performance of the contract. The International Portfolio would also be required to segregate assets to cover contracts that would require it to purchase foreign currencies. The International Portfolio would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in CFTC regulations.

         Forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and they may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         Upon the maturity of a forward or foreign currency futures contract a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         A Portfolio may enter into forward contracts and foreign currency futures contracts under certain circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward or futures contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when management of a Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward or futures contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of a portion of the Portfolio's foreign assets.

         The Non-Money Market Portfolios do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts. A Portfolio also will not enter into such forward or foreign currency futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Non-Money Market Portfolios believe that it is important to have the flexibility to enter into such forward or foreign currency futures contracts when each determines that the best interests of the Portfolio will be served.

         Except when a Portfolio enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, State Street Bank and Trust Company (the "Custodian"), will place cash or liquid securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts (or the Portfolio's forward contracts will be otherwise covered consistent with applicable regulatory policies) and foreign currency futures contracts that require the Portfolio to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         The Non-Money Market Portfolios generally will not enter into a forward or foreign currency futures contract with a term of greater than one year. It also should be realized that this method of protecting the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time.

         While the Non-Money Market Portfolios will enter into forward and, in the case of the International Portfolio, foreign currency futures contracts and foreign currency options to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transaction. Moreover, there may be imperfect correlation between the value of the Portfolio's holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

         The International Portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the International Portfolio may purchase call options on such currency. If the value of such currency increased, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The International Portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

Strategic Transactions and Derivatives Applicable to the Global Discovery Portfolio

         The Global Discovery Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Portfolio's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities in the Portfolio, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


         The Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing no more than 10% of its assets in illiquid securities.

         If the Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale of put options can also provide income.

         The Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

         The Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.


         The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Portfolio's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Portfolio's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Portfolio segregate cash or liquid assets with its custodian to the extent Portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

         Except when the Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Portfolio to buy or sell currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation.

         OTC options entered into by the Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Portfolio sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Portfolio must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Portfolio's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if the Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Portfolio's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. (See "TAX STATUS.")

Debt Securities

         If the Adviser determines that the capital appreciation of debt securities is likely to exceed that of common stocks, the Global Discovery Portfolio may invest in debt securities of foreign and U.S. issuers. Global Discovery Portfolio debt investments will be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the world, taking into account the ability to hedge a degree of currency or local bond price risk. The Global Discovery Portfolio may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Global Discovery Portfolio may also invest up to 5% of its net assets in debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and in unrated securities of equivalent quality.

High Yield, High Risk Securities

         The Bond, Balanced, Capital Growth and Global Discovery Portfolios may each invest in below investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of these issuers of such securities) generally involve greater volatility of price and risk of principal and income, and may be less liquid than securities in the higher ratings categories and are considered speculative. The Global Discovery Portfolio may invest up to 5% of its net assets in such securities. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


         An economic downturn may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by a Portfolio. Prices and yields of high yield securities will fluctuate over time and may affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to value high yield securities accurately in a Portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Portfolios' investment objectives may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of that Portfolio to retain or dispose of the security.

         Prices for below investment grade securities may be affected by legislative and regulatory developments. For example, federal rules require savings and loan institutions gradually to reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Combined Transactions

         Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward contracts) and any combination of futures, options and foreign currency transactions ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Portfolio to do so. A combined transaction, while part of a single hedging strategy, may not offset fully the risks of each component transaction and, therefore, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

Risks of Specialized Investment Techniques Abroad


         The above described specialized investment techniques when conducted abroad may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during on-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume than in the United States.


                             INVESTMENT RESTRICTIONS

            (See "INVESTMENT RESTRICTIONS" in the Fund's prospectus.)

         Unless specified to the contrary, the following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio). Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

         In addition to the investment restrictions set forth in the Fund's prospectus, the Fund may not on behalf of any Portfolio:

         (1) purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or commodities or commodities contracts, except (a) debt securities futures contracts and securities index futures contracts and options thereon, and (b) in the case of the International Portfolio, foreign currency futures contracts;

         (2) participate on a joint or a joint and several basis in any trading account in securities, but may for the purpose of possibly achieving better net results on portfolio transactions or lower brokerage commission rates join with other investment company and client accounts managed by Scudder, Stevens & Clark or its affiliates in the purchase or sale of portfolio securities;

         (3) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

         (4) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

         (5) issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to the Investment Restrictions set forth in the Fund's prospectus and except for shares of various additional series which may be established by the Trustees; or

         (6) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with its investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

         In addition to the investment restrictions set forth in the Fund's prospectus, as a matter of nonfundamental policy, the Fund may not, on behalf of the Global Discovery and International Portfolios:

         (1) hedge by purchasing put and call options, futures contracts, or other derivative instruments on securities in an aggregate amount equivalent to more than 10% of the Portfolio's total assets;

         (2) make securities loans if the value of such securities loaned exceeds 10% of the value of the Portfolio's total assets at the time any loan is made.

         In addition to the investment restrictions set forth in the Fund's prospectus, as a matter of nonfundamental policy, the Fund may not, on behalf of the Global Discovery Portfolio:

         (1) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Portfolio may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its total assets in another investment company, and may not invest more than 10% of its total assets in other investment companies;

         (2) invest more than 10% of its net assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, and the Portfolio will not invest more than 5% of its total assets in restricted securities;

         (3) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

         (4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Portfolio and the premiums paid for options on futures contracts does not exceed 5% of the Portfolio's total assets provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (5) borrow other than from banks, or borrow money (including reverse repurchase agreements) in excess of 10% of its total assets (taken at market value) except that for temporary or emergency purposes the Portfolio may borrow up to 25% of its total assets;

         (6) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (7) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value).

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Portfolio's assets will not be considered a violation of the restriction.

         "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. (See "NET ASSET VALUE.")

                            PURCHASES AND REDEMPTIONS

           (See "PURCHASES AND REDEMPTIONS" in the Fund's prospectus.)

         The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of regular trading on the Exchange (normally 4 p.m. eastern time) on that same day except that, in the case of the Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See "NET ASSET VALUE.") Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co. on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

         The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the security holders of the Fund or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

         Should any conflict between VA contract and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

                       INVESTMENT ADVISER AND DISTRIBUTOR

     (See "INVESTMENT ADVISER" and "DISTRIBUTOR" in the Fund's prospectus.)

Investment Adviser

         The Fund has four investment advisory agreements, one for the Money Market Portfolio, Bond Portfolio, Balanced Portfolio and Capital Growth Portfolio, one for the International Portfolio, one for the Growth and Income Portfolio and one for the Global Discovery Portfolio (the "Agreements"). These Agreements are with the investment counsel firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, doing business under the name Scudder, Stevens & Clark. This organization is one of the most experienced investment counsel firms in the United States. It currently manages in excess of $115 billion in assets for its clients, including: more than $50 billion in U.S. and foreign bonds, and over $10 billion in balanced portfolios for over 3,000 institutional and private accounts. In addition, the assets of Scudder's international investment company clients exceed $6 billion. Scudder, Stevens & Clark, Inc. was established in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. The Adviser has been a leader in international investment management and trading for over 40 years.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $13 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.

         Certain investments may be appropriate for the Fund and for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Fund.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. Scudder's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Fund are based primarily on the analyses of its own research department.

         Under the Agreements, the Adviser regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio's assets shall be held uninvested, subject always to the provisions of the Fund's Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

         The Adviser pays the compensation and expenses of all affiliated Trustees and executive employees of the Fund and makes available, without expense to the Fund, the services of such affiliated persons as may duly be elected Trustees of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and pays the Fund's office rent and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. For its advisory services the Adviser receives compensation monthly at the following annual rates for each Portfolio:


                                        % of the average
                                        daily net asset
                                         values of each       Dollar Amount
                Portfolio                  Portfolio              1994                1995                1996

      Money Market Portfolio                .370%              $269,963            $306,996            $325,791
      Bond Portfolio                        .475%               650,361             657,112             291,740
      Balanced Portfolio                    .475%               218,621             269,230             372,176
      Growth and Income Portfolio           .475%                     0             167,870             326,033
      Capital Growth Portfolio              .475%             1,199,585           1,383,919           1,870,361
      Global Discovery Portfolio            .975%                    --                  --              12,607
      International Portfolio               .875%*            3,363,597           4,357,541           5,590,601

* For any calendar month during which the average daily net assets of International Portfolio exceed $500,000,000, the fee payable for that month, with respect to the excess over $500,000,000, is calculated at an annual rate of .775%. As a result, the Adviser received compensation at an annual rate of .863% for the fiscal year ended December 31, 1996.

         Under the Agreements, the Fund is responsible for all its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Adviser; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of its shares. (See "Distributor" for expenses paid by Scudder Investor Services, Inc.) The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         In addition to payments for investment advisory services provided by the Adviser, the Trustees, consistent with the Fund's investment advisory agreements and underwriting agreement, have approved payments to the Adviser and Scudder Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay Scudder Fund Accounting Corporation, a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.


         For the year ended December 31, 1994, such compensation amounted to $40,297 for the Money Market Portfolio, $40,238 for the Bond Portfolio, $38,204 for the Balanced Portfolio, $25,179 for the Growth and Income Portfolio of which $0 was imposed, $45,253 for the Capital Growth Portfolio, $45,272 for the International Portfolio; administrative expenses not imposed aggregated $7,119 for the Balanced Portfolio.

         For the year ended December 31, 1995, such compensation amounted to $30,000 for the Money Market Portfolio, $43,187 for the Bond Portfolio, $37,353 for the Balanced Portfolio, $38,256 for the Growth and Income Portfolio, $73,583 for the Capital Growth Portfolio and $277,867 for the International Portfolio.

         For the year ended December 31, 1996, such compensation amounted to $30,073 for the Money Market Portfolio, $37,590 for the Bond Portfolio, $39,830 for the Balanced Portfolio, $42,366 for the Growth and Income Portfolio, $70,071 for the Capital Growth Portfolio, $33,383 for the Global Discovery Portfolio and $335,822 for the International Portfolio.


         The Agreements dated November 14, 1986 (for the Money Market Portfolio, Bond Portfolio, Balanced Portfolio and Capital Growth Portfolio), April 30, 1987 (for the International Portfolio), May 1, 1994 (for the Growth and Income Portfolio) will remain in effect until September 30, 1997. The Agreement dated May 1, 1996 (for the Global Discovery Portfolio) will remain in effect until September 30, 1997. The Agreements will continue in effect from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or "interested persons" of the Adviser or the Fund cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or a majority of the outstanding securities of such Portfolio. The Agreement for the Money Market Portfolio, Bond Portfolio, Balanced Portfolio and Capital Growth Portfolio, the Agreement for the International Portfolio and the Agreement for the Growth and Income Portfolio were last approved by such Trustees (including a majority of the Trustees who are not such "interested persons") on August 9, 1996. The Agreement for the Global Discovery Portfolio was last approved by such Trustees (including a majority of the Trustees who are not such "interested persons") on October 5, 1995. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Each Agreement also provides that the Fund may use any name derived from the name "Scudder, Stevens & Clark" only as long as such Agreement remains in effect.

         In reviewing the terms of the Agreements and in discussions with the Adviser concerning the Agreements, Trustees who are not "interested persons" of the Fund are represented by independent counsel at the Fund's expense.

         The Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

         Each Participating Insurance Company has agreed with the Adviser to reimburse the Adviser for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company's general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

         Until April 30, 1998, the Adviser has agreed to waive part or all of both the management and administrative fees for the Global Discovery Portfolio, excluding 12b-1 fees, to the extent that the Portfolio's expenses will be maintained at 1.50%.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

         None of the Trustees or officers of the Fund may have dealings with the Fund as principals in the purchase or sale of securities.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Portfolios. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Distributor

         The Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a subsidiary of the Adviser, Two International Place, Boston, Massachusetts 02110-4103. The Fund's underwriting agreement dated July 12, 1985, will remain in effect until September 30, 1997, and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or "interested persons" of any such party and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund.

         Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Fund as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a 12b-l Plan is in effect which provides that the Fund shall bear some or all of such expenses. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

         As agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which the Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         A description of the Rule 12b-1 plan for Class B shares of the Portfolio (the "Plan") and related services and fees thereunder is provided in the prospectus. On October 5, 1995, the Board of Trustees of the Fund unanimously approved the Plan. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

         The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate;
(b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

         Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund's Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisers and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks. A better educated investor, in the Distributor's view, is less likely to surrender his or her VA contract or VLI policy early, thereby avoiding the costs associated with such an event. Accordingly, the Plan may help the Fund and Participating Insurance Companies meet investor education needs.

         The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

         The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees.

The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

                             MANAGEMENT OF THE FUND

Trustees and Officers
                                                                                               Position with
                                                                                               Underwriter, Scudder
                                                                                               Investor Services,
Name, Age and Address               Position with Fund       Principal Occupation**            Inc.
---------------------               ------------------       ----------------------            ---------------------
David B. Watts*@+ (62)              President and Trustee    Managing Director of Scudder,     Assistant Treasurer
                                                             Stevens & Clark, Inc.

Daniel Pierce*@+ (63)               Vice President and       Chairman of the Board and         Vice President,
                                    Trustee                  Managing Director of Scudder,     Director and Assistant
                                                             Stevens & Clark, Inc.             Treasurer

Dr. Kenneth Black, Jr. (72)         Trustee                  Regents' Professor Emeritus of       ----
Educational Foundation, Inc.                                 Insurance, Georgia State
35 Broad Street                                              University
11th Floor, Room 1144
Atlanta, GA  30303

Dr. Rosita P. Chang (42)            Trustee                  Professor of Finance,                _____
PACAP Research Center                                        University of Rhode Island
College of Business
  Administration
University of Rhode Island
7 Lippitt Road
Kingston, RI 02881-0802

Peter B. Freeman@ (64)              Trustee                  Corporate Director and Trustee      ----
100 Alumni Avenue
Providence, RI  02906

Dr. J. D. Hammond (63)              Trustee                  Dean, Smeal College of Business     ----
801 Business                                                 Administration, Pennsylvania
  Administration Bldg.                                       State University
Pennsylvania State University
University Park, PA  16802

Thomas S. Crain++ (56)              Vice President           Managing Director of Scudder,       ----
                                                             Stevens & Clark, Inc.

Carol Franklin*#(44)                Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

William F. Gadsden*#(42)            Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

Jerard K. Hartman#(64)              Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.


                                       48

                                                                                               Position with
                                                                                               Underwriter, Scudder
                                                                                               Investor Services,
Name, Age and Address               Position with Fund       Principal Occupation**            Inc.
---------------------               ------------------       ----------------------            ---------------------

Robert T. Hoffman*#(38)             Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

Richard A. Holt*** (55)             Vice President           Managing Director of Scudder,       ----
                                                             Stevens & Clark, Inc.

William M. Hutchinson*+(49)         Vice President           Principal of Scudder, Stevens &      ----
                                                             Clark, Inc.

Thomas W. Joseph+ (58)              Vice President           Principal of Scudder, Stevens &   Vice President,
                                                             Clark, Inc.                       Director, Treasurer
                                                                                               and Assistant Clerk

David S. Lee+ (63)                  Vice President           Managing Director of Scudder,     President, Assistant
                                                             Stevens & Clark, Inc.             Treasurer and Director

Valerie F. Malter*#(38)             Vice President           Principal of Scudder, Stevens &      ----
                                                             Clark, Inc.

Steven M. Meltzer+ (38)             Vice President           Managing Director of Scudder,       ----
                                                             Stevens & Clark, Inc.

Gerald J. Moran*#(57)               Vice President           Principal of Scudder, Stevens &      ----
                                                             Clark, Inc.

Randall K. Zeller# (42)             Vice President           Managing Director of Scudder,       ----
                                                             Stevens & Clark, Inc.

Thomas F. McDonough+ (50)           Vice President and       Principal of Scudder, Stevens &   Clerk
                                    Secretary                Clark, Inc.

Pamela A. McGrath+ (43)             Vice President and       Managing Director of Scudder,       ----
                                    Treasurer                Stevens & Clark, Inc.

Edward J. O'Connell# (51)           Vice President and       Principal of Scudder, Stevens &   Assistant Treasurer
                                    Assistant Treasurer      Clark, Inc.

Kathryn L. Quirk# (44)              Vice President and       Managing Director of Scudder,     Vice President
                                    Assistant Secretary      Stevens & Clark, Inc.

* Messrs. Watts and Pierce are considered by the Fund and its counsel to be Trustees who are "interested persons" of the Adviser or of the Fund (within the meaning of the 1940 Act).
** Unless otherwise stated, all the officers and Trustees have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
@ Peter B. Freeman, Daniel Pierce and David B. Watts are members of the Executive Committee, which has the power to declare dividends from ordinary income and distributions of realized capital gains to the same extent as the Board is so empowered.
+        Address: Two International Place, Boston, Massachusetts 02110-4103
#        Address: 345 Park Avenue, New York, New York 10154

++      Address:  600 Vine Street - Suite 2000, Cincinnati, Ohio  45202
***     Address:  111 E. Wacker Drive - Suite 2200, Chicago, Illinois  60601

Certain of the Trustees and officers of the Fund also serve in similar capacities with other Scudder Funds.

                                  REMUNERATION


Responsibilities of the Board--Board and Committee Meetings

         The Board of Trustees is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with the Adviser. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

         The Board of Trustees meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Portfolio's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

         All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls.

         The Independent Trustees met six times during 1996, including Board and Committee meetings and meetings to review each Portfolio's contractual arrangements as described above. All of the Independent Trustees attended 100% of all such meetings.

Compensation of Officers and Trustees

         The Independent Trustees receive the following compensation from Funds: an annual trustee's fee of $14,000; a fee of $200 for attendance at each Board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Fund and the Adviser or any affiliate of the Adviser; $100 for any other committee meeting (although in some cases the Independent Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Trustee for travel time to meetings or other activities. Independent Trustees do not receive any employee benefits such as pension, retirement or health insurance.

         One of the Independent Trustees also serves in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1996 from the Trust and from all of Scudder funds as a group.




            Name                     Scudder Variable Life Investment Fund*             All Scudder Funds
            ----                     --------------------------------------             -----------------

Dr. Kenneth Black, Jr.,                             $26,233                          $26,233       (7 funds)
Trustee

Dr. Rosita P. Chang,                                $26,233                          $26,233       (7 funds)
Trustee

Peter B. Freeman,                                   $16,483                          $131,734     (33 funds)
Trustee

Dr. J.D. Hammond,                                   $26,233                          $26,233       (7 funds)
Trustee


*        Scudder  Variable Life  Investment  Fund consists of seven  portfolios:
         Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio and International Portfolio.

         Members of the Board of Trustees who are employees of Scudder or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Scudder, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.



                                 NET ASSET VALUE

         (See "NET ASSET VALUE" and "VALUATION OF PORTFOLIO SECURITIES"
                            in the Fund's prospectus)

         The net asset value of shares of each Portfolio of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

         The valuation of the Money Market Portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Money Market Portfolio on that day, than would result/from investment in a fund utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

         An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). If there are no bid and asked quotations, the security is valued at the most recent bid quotation. An unlisted equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at the most recent sale price. If there are no such sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is the most recent sale price. If there are no such sales, the security is valued at the Calculated Mean. If there is no Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If no such bid quotation is available, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         Option contracts on securities, currencies, futures and other financial instruments traded on an exchange are valued at their most recent sale price on the exchange. If no sales are reported, the value is the Calculated Mean, or if the Calculated Mean is not available, the most recent bid quotation in the case of purchased options, or the most recent asked quotation in the case of written options. Option contracts traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. Futures contracts are valued at the most recent settlement price. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate.

         If a security is traded on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of an asset as determined in accordance with these procedures does not represent the fair market value of the asset, the value of the asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rates on the valuation date.

                                   TAX STATUS

    (See "TAX STATUS, DIVIDENDS AND DISTRIBUTIONS" in the Fund's prospectus.)

         Each Portfolio of the Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve governmental supervision or management of investment practices or policy.

         Each Portfolio intends to comply with the provisions of Section 817(h) of the Code relating to diversification requirements for variable annuity, endowment and life insurance contracts. Specifically, each Portfolio intends to comply with either (i) the requirement of Section 817(h)(1) of the Code that its assets be adequately diversified, or (ii) the "Safe Harbor for Diversification" specified in Section 817(h)(2) of the Code, or (iii) the diversification requirement of Section 817(h)(1) of the Code by having all or part of its assets invested in U.S. Treasury securities which qualify for the "Special Rule for Investments in United States Obligations" specified in Section 817(h)(3) of the Code.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         Investment company taxable income of a Portfolio generally is made up of dividends, interest, certain currency gains and losses and net-short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains of a Portfolio for a fiscal year are computed by taking into account any capital loss carryforward of the Portfolio.


         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by the Portfolio, such Portfolio intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim its share of federal income taxes paid by the Portfolio on such gains as a credit against its own federal income tax liability, and will be entitled to increase the adjusted tax basis of its shares of the Portfolio by the difference between its pro rata share of such gains and its tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.


         Distributions of the excess of net long-term capital gain over net short-term capital loss that a Portfolio designates as capital gains dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the relevant Portfolio have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether reinvested in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether reinvested in additional shares or in cash, must be reported by each shareholder on its federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         Distributions by a Portfolio (except the Money Market Portfolio) result in a reduction in the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         If the Balanced, Growth and Income, Capital Growth, Global Discovery or International Portfolios invest in stock of certain foreign investment companies, the Portfolios may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of a Portfolio's holding period for the stock. The distribution or gain so allocated to any taxable year of a Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to a Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Portfolio's investment company taxable income and, accordingly, would not be taxable to a Portfolio to the extent distributed by a Portfolio as a dividend to its shareholders.

         Proposed regulations have been issued which may allow the Balanced, Growth and Income, Capital Growth and International Portfolios to make an election to mark to market their shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Balanced, Capital Growth, International and Growth and Income Portfolios would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Balanced, Capital Growth, International and Growth and Income Portfolios' adjusted basis in these shares. No mark to market losses would be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Portfolios may elect to include as income and gain their share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Equity options (including options on stock and options on narrow-based stock indexes) and over-the-counter options on debt securities written or purchased by a Portfolio will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Portfolio upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Portfolio's holding period for the option and in the case of an exercise of a put option on the Portfolio's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security of the Portfolio. If the Portfolio writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option written by a Portfolio is exercised, the character of the gain or loss depends on the holding period of the underlying security. The exercise of a put option written by a Portfolio is not a taxable transaction for the Portfolio.

         Many futures contracts, certain foreign currency forward contracts entered into by a Portfolio and all listed nonequity options written or purchased by the Portfolio (including options on debt securities, options on futures contracts, options on securities indexes and options on broad-based stock indexes) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Portfolio will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security owned by the Portfolio.

         Subchapter M of the Code requires that each Portfolio realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. Certain options, futures and forward activities of a Portfolio may increase the amount of gains realized by a Portfolio that are subject to the 30% limitation. Accordingly, the amount of such transactions that a Portfolio may undertake may be limited.

         Positions of a Portfolio which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Portfolio's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Portfolio.

         Positions of a Portfolio which consist of at least one position not governed by Section 1256 and at least one futures contract, foreign currency forward contract or nonequity option governed by Section 1256 which substantially diminishes the Portfolio's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Portfolio will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as
"Section  988"  gains or  losses,  may  increase  or  decrease  the  amount of a
Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.


         If a Portfolio holds zero coupon securities or other securities which are issued at a discount, a portion of the difference between the issue price of zero coupon securities and the face value ("original issue discount") will be treated as income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the Portfolio level. In addition, if a Portfolio invests in certain high-yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Portfolio by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Portfolio in a written notice to shareholders. If a Portfolio acquires a debt instrument at a market discount, a portion of the gain recognized, if any, on disposition of such instrument may be treated as ordinary income.


         Dividend and interest income received by the Portfolios from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

         Each Portfolio will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares, except in the case of certain exempt shareholders, which include most corporations. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Portfolio is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. Participating Insurance Companies that are corporations should furnish their taxpayer identification numbers and certify their status as corporations in order to avoid possible erroneous application of backup withholding.

         Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution.

         The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons. Each shareholder which is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by it, where such amounts are treated as income from U.S. sources under the Code.

         For further information concerning federal income tax consequences for the holders of the VA contracts and VLI policies, shareholders should consult the prospectus used in connection with the issuance of their particular contracts or policies. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                           DIVIDENDS AND DISTRIBUTIONS

    (See "TAX STATUS, DIVIDENDS AND DISTRIBUTIONS" in the Fund's prospectus.)

Money Market Portfolio

         The net investment income of the Money Market Portfolio is determined as of the close of regular trading on the Exchange (normally 4 p.m. eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

         Net investment income of the Money Market Portfolio consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accreted market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

         Normally the Money Market Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder's account, (2) to offset each shareholder's pro rata portion of negative net income from the shareholder's accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

         Should the Money Market Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should the Money Market Portfolio incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund's income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

Global Discovery Portfolio and International Portfolio

         The Global Discovery Portfolio and International Portfolio will each follow the practice of distributing substantially all of its investment company taxable income. The Portfolios intend to distribute the excess of net realized long-term capital gains over net realized short-term capital losses.

         Distributions of investment company taxable income and any net capital gain will be made within three months of the end of the Fund's fiscal taxable year. Both distributions will be reinvested in additional shares of each Portfolio unless a shareholder has elected to receive cash.

Other Portfolios

         Each of the Bond, Capital Growth, Balanced and Growth and Income Portfolios has followed the practice of declaring and distributing a dividend of investment company taxable income, if any, quarterly, in January, April, July and October. Each Portfolio has distributed its net capital gain within three months of the end of each fiscal year. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

                             PERFORMANCE INFORMATION

            (See "Performance Information" in the Fund's prospectus)

         From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Money Market Portfolio


         A. Yield is the net annualized yield based on a specified seven calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Money Market Portfolio for the seven-day period ended December 31, 1996, was 5.04%.


         B. Effective yield is the net annualized yield for a specified seven calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1)^365/7] - 1.


                  The net annualized yield of the Portfolio for the seven-day period ended December 31, 1996, was 5.16%.


         As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

         In connection with communicating its yield or effective yield to current or prospective shareholders, the Money Market Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time, in marketing pieces and other fund literature, the Fund's yield and performance over time may be compared to the performance of broad groups of comparable mutual funds, bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indexes of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit, and the deposit principal is insured by the FDIC.

Bond Portfolio

         Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd + 1)^6 - 1]
         Where:

                    a    =    dividends and interest earned during the period.
                    b    =    expenses  accrued  for  the  period  (net  of
                              reimbursements).
                    c    =    the average  daily  number of shares  outstanding
                              during the period that were entitled to receive
                              dividends.
                    d    =    the maximum offering price per share on the last
                              day of the period.

               Yield for the 30-day period ended December 31, 1996

                   As of December 31, 1996, the Bond Portfolio had not begun issuing Class B shares.

All Portfolios

         A. Average Annual Total Return is the average annual compound rate of return for the periods of one year and five years (or such shorter periods as may be applicable dating from the commencement of the Portfolio's operations) all ended on the date of a recent calendar quarter.

                  Average annual total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

         Where:

                            P     =  a hypothetical initial investment of $1,000
                            T     =  Average Annual Total Return
                            n     =  number of years
                            ERV   =  ending redeemable value: ERV is the value,
                                     at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.



                            Average Annual Total Return for periods ended December 31, 1996

                                              One Year        Five Years      Ten Years        Life of Fund
                                              --------        ----------      ---------        ------------
          Money Market Portfolio                5.09%           4.06%           5.57%^(1)           -- %


As of December 31, 1996, each of the Portfolios (except the Money Market Portfolio which does not offer separate classes of shares) had not begun issuing Class B shares.*

        B. Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1
         Where:

                        C      =    Cumulative Total Return
                        P      =    a hypothetical initial investment of $1,000
                        ERV    =    ending  redeemable value: ERV is the  value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                              Cumulative Total Return for periods ended December 31, 1996

                                              One Year        Five Years      Ten Years        Life of Fund
                                              --------        ----------      ---------        ------------
          Money Market Portfolio                 5.09%          22.02%          71.93% (1)        -- %


As of December 31, 1996, each of the Portfolios (except the Money Market Portfolio which does not offer separate classes of shares) had not begun issuing Class B shares.*

         As described above, average annual total return, cumulative total return and yield are based on historical earnings and are not intended to indicate future performance. Average annual total return, cumulative total return and yield for a Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses.

         In connection with communicating its total return or yield to current or prospective shareholders, the Fund also may compare these figures for a Portfolio to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Quoted yields on shares of the Fund's Portfolios will be of limited usefulness to policy and contract holders for comparable purposes because such quoted yields will be more than yields on participating contracts and policies due to charges imposed at the separate account level.

--------------------
* On May 1, 1993, the Balanced Portfolio adopted its present name and investment objective which is a balance of growth and income from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk.
         Performance information for the five years and life of Fund periods should not be considered representative of the present Portfolio.

Comparison of Portfolio Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         Because some or all each Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which either Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, a Fund's performance may also be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which a Fund's performance may be compared include, but are not limited to, the following:

                  The Europe/Australia/Far East (EAFE) Index
                  International Finance Corporation's Latin America Investable
                     Total Return Index
                  Morgan Stanley Capital International World Index
                  J.P. Morgan Global Traded Bond Index
                  Salomon Brothers World Government Bond Index
                  NASDAQ Composite Index
                  Wilshire 5000 Stock Index


         From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.


         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

Taking a Global Approach

         Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

         The U.S. is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

         Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

         Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

         International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S.
investments strike the best balance between risk and reward.

Scudder's 30% Solution

         The 30 Percent Solution -- A Global Guide for Investors Seeking Better Performance With Reduced Portfolio Risk is a booklet, created by Scudder, to convey its vision about the new global investment dynamic. This dynamic is a result of the profound and ongoing changes in the global economy and the financial markets. The booklet explains how Scudder believes an equity investment portfolio with up to 30% in international holdings and 70% in domestic holdings can improve long-term performance while simultaneously helping to reduce overall risk.

                           SHAREHOLDER COMMUNICATIONS

         Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Fund and the market values thereof as determined by the Trustees and will provide other information about the Fund and its operations.

         Participating Insurance Companies with inquiries regarding the Fund may call the Fund's underwriter, Scudder Investor Services, Inc., at 617-295-1000 or write Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                         ORGANIZATION AND CAPITALIZATION

                   (See "ADDITIONAL INFORMATION - Shareholder
                   Indemnification" in the Fund's prospectus.)
General

         The Fund is an open-end investment company established under the laws of The Commonwealth of Massachusetts by Declaration of Trust dated March 15, 1985.

         As of December 31, 1996, AEtna Life Insurance and Annuity Company (151 Farmington Avenue TS41, Hartford, CT 06156), owned of record and beneficially 46.9% of the International Portfolio; they owned of record and beneficially 7.75% of the Fund's total outstanding shares; and Banner Life Insurance Company of Rockville, MD (1701 Research Blvd., Rockville, MD 20850) owned of record and beneficially 1.3% of the Money Market Portfolio, 2.0% of the Bond Portfolio, 7.1% of the Balanced Portfolio, 0.7% of the International Portfolio, 5.0% of the Growth and Income Portfolio, 4.4% of the Global Discovery Portfolio and 21.0% of the Capital Growth Portfolio; they owned of record and beneficially 2.3% of the Fund's total outstanding shares; and Charter National Life Insurance Company (8301 Maryland Avenue, St. Louis, MO 63105, a Missouri corporation) and its subsidiary, Intramerica Life Insurance Company (1 Blue Hills Plaza, Pearl River, NY 10965), owned of record and beneficially 56.1% of the Money Market Portfolio, 33.9% of the Bond Portfolio, 62.3% of the Balanced Portfolio, 25.8% of the Capital Growth Portfolio, 88.0% of the Growth and Income Portfolio, 95.6% of the Global Discovery Portfolio and 13.1% of the International Portfolio; they owned of record and beneficially 53.1% of the Fund's total outstanding shares. In 1991, Charter National Life Insurance Company purchased the Colonial Penn Group,

Inc., which indirectly owns Intramerica, a New York domestic life insurer. On November 1, 1992, First Charter Life Insurance Company ("First Charter"), a subsidiary of Charter National Life Insurance Company, was merged with and into Intramerica. As the company surviving the merger, Intramerica acquired legal ownership of all of First Charter's assets, including the Variable Account, and became responsible for all of First Charter's liabilities and obligations. As a result of the merger, all Contracts issued by First Charter before the merger became Contracts issued by Intramerica after the merger. Fortis Benefits Insurance Company (Norwest Bank, Sixth and Marquette-MS0063, Minneapolis, MN 55479) owned of record and beneficially 0.4% of the International Portfolio; they owned of record and beneficially 0.05% of the Fund's total outstanding shares; and Lincoln Benefit Life Insurance Company (206 South 13th Street, Ste. 300, Lincoln, NE 68508) owned of record and beneficially 4.1% of the Bond Portfolio and 6.8% of the Balanced Portfolio; they owned of record and beneficially 0.96% of the Fund's total outstanding shares; and Mutual of America Life Insurance Company of New York (320 Park Ave., 6th Fl., New York, NY 10022, a New York corporation) and its subsidiary, American Life Insurance Company (666 5th Avenue, New York, NY 10103), owned of record and beneficially 40.3% of the Bond Portfolio, 55.9% of the Capital Growth Portfolio and 23.5% of the International Portfolio; they owned of record and beneficially 23.73% of the Fund's total outstanding shares; and Paragon Life Insurance Company (100 South Brentwood, St. Louis, MO 63105) owned of record and beneficially 0.2% of the Bond Portfolio, 0.2% of the Capital Growth Portfolio, 0.4% of the Balanced Portfolio, 0.1% of the Growth and Income Portfolio, and 0.1% of the International Portfolio; they owned of record and beneficially 0.11% of the Fund's total outstanding shares; and Providentmutual Life and Annuity Company of America, (1050 Westlakes Dr., Berwyn, PA 19312) owned of record and beneficially 9.3% of the Bond Portfolio, 5.6% of the Growth and Income Portfolio, and 0.8% of the International Portfolio; they owned of record and beneficially 1.08% of the Fund's total outstanding shares; and Safeco Life Insurance Companies (15411 N.E. 51st Street, Redmond, WA 98052), owned of record and beneficially 23.4% of the Balanced Portfolio and 3.7% of the International Portfolio; they owned of record and beneficially 2.1% of the Fund's total outstanding shares; and Security First Life Insurance Company (11365 West Olympic Blvd., Los Angeles, CA 90064) owned of record and beneficially 0.3% of the International Portfolio; and Southwestern Life Insurance Company (500 North Akard, Dallas, TX 75201) owned of record and beneficially 1.5% of the Capital Growth Portfolio; and The Union Central Life Insurance Company (1876 Waycross Road, Cincinnati, OH 45240) owned of record and beneficially 39.7% of the Money Market Portfolio, 6.2% of the Capital Growth Portfolio and 8.2% of the International Portfolio; they owned of record and beneficially 8.31% of the Fund's total outstanding shares; and United Companies Life Insurance Company (8545 United Plaza Blvd., Baton Rouge, LA 70809) owned of record and beneficially 2.4% of the Money Market Portfolio and 0.2% of the International Portfolio; and United of Omaha Life Insurance Company (Mutual of Omaha Plaza, Law Division, 3301 Dodge Street, Omaha, NE 68131) owned of record and beneficially 0.3% of the Money Market Portfolio, 0.6% of the Bond Portfolio, and 2.1% of the International Portfolio; they owned of record and beneficially 0.16% of the Fund's total outstanding shares and USAA Life Insurance Company (R.A.F.A., F-2-E, 9800 Fredericksburg Rd., San Antonio, TX 78288) owned of record and beneficially 2.3% of the Capital Growth Portfolio; and Washington National Life Insurance Company (c/o United Presidential Life Insurance Co., One Presidential Pkwy., Kokomo, IN 46904) owned of record and beneficially 0.5% of the Money Market Portfolio, 9.3% of the Bond Portfolio, 1.3% of the Growth and Income Portfolio and 6.0% of the Capital Growth Portfolio.

         Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for the Money Market Portfolio would be voted upon only by shareholders of the Money Market Portfolio. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

         Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

Shareholder and Trustee Liability

         The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. Notice of such disclaimer will normally be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         To the maximum extent feasible, the Adviser places orders for portfolio transactions through its affiliate, the Distributor, which in turn places orders on behalf of the Fund with the issuer, underwriters or other brokers and dealers. The Distributor will receive no commissions, fees or other remuneration for this service. Allocation of brokerage is supervised by the Adviser.

         The Fund's purchases and sales of portfolio securities of the Money Market Portfolio and the Bond Portfolio and of debt securities acquired for the other Portfolios, are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Transactions in equity securities generally involve the payment of a brokerage commission.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for any Portfolio is to obtain the most favorable net results taking into account such factors as price, commission (negotiable in the case of U.S. stock exchange transactions but which is generally fixed in the case of foreign exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker/dealer. Subject to the foregoing, the Adviser may consider sales of variable life insurance policies and variable annuity contracts for which the Fund is an investment option as a factor in the selection of firms to execute portfolio transactions. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply research, market and statistical information to the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities;  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  and  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research, market or statistical information. Subject to the foregoing, the Adviser may consider sales of variable life insurance policies and variable annuity contracts for which the Fund is an investment option, as a factor in the selection of firms to execute portfolio transactions. Except for implementing the policy stated above, there is no intention to place portfolio transactions with any particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the securities being traded unless, in the opinion of the Adviser, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers is useful to the Fund and the Adviser, it is the opinion of the Adviser that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

         In the years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage commissions of $2,006,264, $2,669,610, and $2,106,414, respectively. In the years ended December 31, 1994, 1995, and 1996, the International Portfolio paid brokerage commissions of $1,471,275, $1,813,248, and $1,403,778, respectively, the Capital Growth Portfolio paid brokerage commissions of $420,391, $788,596, and $505,817, respectively and the Balanced Portfolio paid brokerage commissions of $79,629, $67,758, and $67,828, respectively. The Growth and Income Portfolio paid brokerage commissions of $34,967, $54,235, and $78,517, respectively. In the year ended December 31, 1996, $967,678 (69%) of the total brokerage commissions paid by the International Portfolio, $447,832 (89%) of the total brokerage commissions paid by the Capital Growth Portfolio, $59,359 (76%) of the total brokerage commissions paid by the Growth and Income Portfolio, $59,289 (87%) of the total brokerage commissions paid by the Balanced Portfolio, and $47,463 (94%) of the total brokerage commissions paid by the Global Discovery Portfolio resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Portfolios or the Adviser. The amount of such transactions aggregated $309,783,591 for the International Portfolio (66% of all brokerage transactions), $373,506,365 for the Capital Growth Portfolio (72% of all brokerage transactions), $38,460,391 for the Growth and Income Portfolio (57% of all brokerage transactions), $43,374,165 (40% of all brokerage transactions) for the Balanced Portfolio and $19,601,728 (85% of all brokerage transactions) for the Global Discovery Portfolio. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or other special factors.

         The Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. No recapture arrangements are currently in effect.

                               PORTFOLIO TURNOVER

         The average annual portfolio turnover rate for each Portfolio, i.e. the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the years ended December 31, 1994 and 1995, respectively, was:

                                                               December 31,
                                                           1995          1996

                   Bond Portfolio                         177.21%        85.11%
                   Balanced Portfolio                      87.98         67.56
                   Growth and Income Portfolio             24.33         32.18
                   Capital Growth Portfolio               119.41         65.56
                   Global Discovery Portfolio              --            50.31
                   International Portfolio                 45.76         32.63

         Under the above definition, the Money Market Portfolio will have no portfolio turnover. Purchases and sales, for these Portfolios, are made for the Portfolio whenever necessary, in management's opinion, to meet the Portfolio's objective.

                                     EXPERTS

         The Financial Highlights of the Fund included in the prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and have been so included or incorporated by reference in reliance upon the accompanying report of said firm, which report is given upon their authority as experts in accounting and auditing.

                                     COUNSEL

         The firm of Dechert Price & Rhoads, Ten Post Office Square, Suite 1230, Boston, Massachusetts 02109, is counsel for the Fund.

                             ADDITIONAL INFORMATION

         The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

         Portfolio securities of the Money Market, Bond, Balanced, Growth and Income, and Capital Growth Portfolios are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, as custodian. Portfolio securities of Global Discovery and International Portfolios are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Adviser, computes net asset value for the Portfolios. Money Market Portfolio pays SFAC an annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio and Capital Growth Portfolio each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Global Discovery and International Portfolios pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. SFAC computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

         Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts, 02107-2291, is the transfer and dividend paying agent for the Fund.

         The Fund has a December 31 fiscal year end.

         The name "Scudder Variable Life Investment Fund" is the designation of the Trustees for the time being under a Declaration of Trust dated March 15, 1985, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

         The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement, and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements of Scudder Variable Life Investment Fund are comprised of the following:


                  Money Market Portfolio
                  Bond Portfolio (Class A Shares)
                  Balanced Portfolio (Class A Shares)
                  Growth and Income Portfolio (Class A Shares)
                  Capital Growth Portfolio (Class A Shares)
                  Global Discovery Portfolio (Class A Shares)
                  International Portfolio (Class A Shares)


         The financial statements, including the investment portfolios of Scudder Variable Life Investment Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 1996, and are hereby deemed to be part of this Statement of Additional Information.

                                    APPENDIX

Description of Bond Ratings

Moody's Investors Service, Inc.

         Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's

         AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

         AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Bonds rated BB and B are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

         B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Description of Commercial Paper Ratings

Moody's Investors Service, Inc.

       P-1: Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

Standard & Poor's

       A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.